UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2011 – January 31, 2012

Item 1: Reports to Shareholders

Annual Report | January 31, 2012

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund

> For the 12 months ended January 31, 2012, returns for the Vanguard U.S. Government Bond Funds ranged from 2.24% for Investor Shares of the Short-Term Treasury Fund to 32.66% for Admiral Shares of the Long-Term Treasury Fund.

> Federal Reserve policy and concerns over Eurozone debt were important influences in reducing yields and, therefore, supporting fund returns.

> The funds’ fiscal-year performances were mixed compared with those of their benchmark indexes and peer groups.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	11
Short-Term Treasury Fund.	16
Short-Term Federal Fund.	31
Intermediate-Term Treasury Fund.	46
GNMA Fund.	60
Long-Term Treasury Fund.	76
About Your Fund’s Expenses.	92
Glossary.	95

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.20%	0.68%	1.56%	2.24%
Admiral™ Shares	0.29	0.78	1.56	2.34
Barclays Capital U.S. 1–5 Year Treasury Bond
Index				3.38
Short-Term U.S. Treasury Funds Average				2.27
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard Short-Term Federal Fund
Investor Shares	0.42%	1.00%	2.09%	3.09%
Admiral Shares	0.51	1.11	2.09	3.20
Barclays Capital U.S. 1–5 Year Government Bond
Index				3.26
1–5 Year Government Funds Average				2.04
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	0.80%	2.11%	8.25%	10.36%
Admiral Shares	0.89	2.22	8.25	10.47
Barclays Capital U.S. 5–10 Year Treasury Bond
Index				13.95
General U.S. Treasury Funds Average				18.10
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard GNMA Fund
Investor Shares	2.85%	3.41%	4.55%	7.96%
Admiral Shares	2.94	3.52	4.55	8.07
Barclays Capital U.S. GNMA Bond Index				8.21
GNMA Funds Average				6.67
GNMA Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	2.28%	4.13%	28.40%	32.53%
Admiral Shares	2.37	4.26	28.40	32.66
Barclays Capital U.S. Long Treasury Bond Index				32.74
General U.S. Treasury Funds Average				18.10
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2

Your Fund’s Performance at a Glance

January 31, 2011 , Through January 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.70	$10.81	$0.071	$0.057
Admiral Shares	10.70	10.81	0.082	0.057
Vanguard Short-Term Federal Fund
Investor Shares	$10.77	$10.89	$0.106	$0.105
Admiral Shares	10.77	10.89	0.117	0.105
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.34	$11.78	$0.226	$0.491
Admiral Shares	11.34	11.78	0.237	0.491
Vanguard GNMA Fund
Investor Shares	$10.73	$11.09	$0.353	$0.128
Admiral Shares	10.73	11.09	0.364	0.128
Vanguard Long-Term Treasury Fund
Investor Shares	$10.77	$13.32	$0.382	$0.508
Admiral Shares	10.77	13.32	0.395	0.508

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Chairman’s Letter

Dear Shareholder,

Your funds’ returns for the fiscal year ended January 31, 2012, were shaped by Federal Reserve policies, fresh anxiety over Eurozone debt, and the slow pace of refinancing of residential mortgage loans.

The first two factors, which pushed interest rates and bond yields lower, particularly affected the funds that focus on federal government securities. Their returns ranged from about 2% for Vanguard Short-Term Treasury Fund to almost 33% for Vanguard Long-Term Treasury Fund.

Despite record-low mortgage rates, the refinancing doldrums primarily helped Vanguard GNMA Fund benefit from the income produced by higher-interest mortgages. The fund, which returned about 8%, invests in mortgage-backed securities, which represent pools of home mortgages. The other U.S. Government Bond Funds have diversified into this market to a small extent as well.

The lower level of interest rates is reflected in the funds’ SEC yields. For these funds, the SEC yields at the fiscal year-end were substantially lower than they were a year ago. For example, the yield for Investor Shares of the Short-Term Treasury Fund declined to 0.20% from 0.54%, while the yield for the Investor Shares of the Long-Term Treasury Fund slid to 2.28% from 4.09%. The GNMA Fund’s yield also fell, but less dramatically.

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Modest yields and high returns in the bond market
The bond market surprised investors by ending the fiscal year with strong returns. At the start of the period, the slender 3.38% yield of the 10-year U.S. Treasury note, which serves as a benchmark for bond interest rates generally, seemed like a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still. The 10-year T-note finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark for investment-grade bonds, returned 8.66%.

Municipal bonds did even better, as prices snapped back from a fear-driven plunge in the months proceeding the new fiscal year. Although last year’s low expectations for bonds proved misguided, it’s worth remembering that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes.

Savings instruments such as the 3-month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortest-term interest rates.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

CPI
Consumer Price Index	2.93%	2.39%	2.29%

5

Volatility was a constant in fast-changing markets
The broad U.S. stock market returned 3.55% for the fiscal year. This modest result reflected rallies and reversals driven by drama on the global stage, including Europe’s debt crisis and rating agency Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer. The dramatic differences in average annual returns over the one-, three-, and five-year periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome is different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, non-U.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

A declining yield curve gave fund returns a boost
The Federal Reserve policies that influenced your funds’ returns are aimed at stimulating the economy, operating at both the short-term and long-term ends of the yield spectrum.

You’re undoubtedly aware of the Fed’s reduction of the shortest-term interest rates to near zero, a move that was set in motion in 2008 and affected money

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.22%	0.10%	0.48%
Short-Term Federal Fund	0.22	0.10	0.86
Intermediate-Term Treasury Fund	0.22	0.10	0.35
GNMA Fund	0.23	0.11	0.97
Long-Term Treasury Fund	0.22	0.10	0.35

The fund expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, 1–5 Year Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

6

market mutual funds most directly. The Fed’s original policy was extended twice this past year; the second time, as the fiscal year was drawing to a close, the central bank said it expected short-term rates to remain at record lows through late 2014.

Low short-term interest rates have raised investor demand (and therefore prices) for short-term bond funds. That is why most of the returns from our short-term and other bond funds have come from price appreciation, as you can see in the Your Fund’s Total Returns table preceding this letter, which displays the capital and income return components of each fund’s total return.

Total Returns
Ten Years Ended January 31, 2012
Average
Annual Return
Short-Term Treasury Fund Investor Shares	3.73%
Barclays Capital U.S. 1–5 Year Treasury Bond Index	4.00
Short-Term U.S. Treasury Funds Average	3.15
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Short-Term Federal Fund Investor Shares	4.01%
Barclays Capital U.S. 1–5 Year Government Bond Index	4.06
1–5 Year Government Funds Average	3.29
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.

Intermediate-Term Treasury Fund Investor Shares	6.33%
Barclays Capital U.S. 5–10 Year Treasury Bond Index	6.75
General U.S. Treasury Funds Average	6.40
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

GNMA Fund Investor Shares	5.72%
Barclays Capital U.S. GNMA Bond Index	5.76
GNMA Funds Average	5.04
GNMA Funds Average: Derived from data provided by Lipper Inc.

Long-Term Treasury Fund Investor Shares	8.60%
Barclays Capital U.S. Long Treasury Bond Index	8.81
General U.S. Treasury Funds Average	6.40
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

The Short-Term Treasury Fund, which focuses on Treasury securities, returned about 2%, while the Short-Term Federal Fund, which emphasizes securities of other federal government entities, returned about 3%. The Treasury Fund’s return lagged that of its benchmark index and was in line with the average return of peer-group funds; the Federal Fund was in line with its benchmark index and bested its peers.

A move that affected the other end of the yield curve came in October, when the Fed instituted what’s become known as “Operation Twist,” a maneuver in which it uses the proceeds of short-term bond sales to buy long-term bonds. Further pressure on yields came from a more traditional source: investor anxiety.

Ongoing worries about whether some Eurozone countries would be able to refinance existing debt, plus concerns earlier in the year that the U.S. economic recovery was slipping away, boosted demand for “safe” assets. As typically happens in periods of heightened uncertainty, investors’ “safe asset” of choice was U.S. Treasuries.

Long-term bonds are particularly sensitive to yield pressures, and their returns can swing markedly. After returning about –1% in fiscal 2010 and under 4% in fiscal 2011, Vanguard Long-Term Treasury Fund returned nearly 33% in fiscal 2012, in line with its benchmark index and well ahead of peers. Keep in mind, however, that the peer group includes funds that hold

Yields
	30-Day SEC Yields on
	January 31,	January 31,
Bond Fund (Investor Shares)	2011	2012
Short-Term Treasury	0.54%	0.20%
Short-Term Federal	0.92	0.42
Intermediate-Term Treasury	1.98	0.80
GNMA	3.27	2.85
Long-Term Treasury	4.09	2.28

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intermediate-term Treasury securities, which dampened overall returns for competitors.

Vanguard Intermediate-Term Treasury Fund returned about 10%. The fund trailed its benchmark index and its peers in part because of its duration, a gauge of interest rate sensitivity. The fund’s shorter duration decreases its sensitivity to rising rates in the future but worked against the fund in fiscal 2012’s falling-rate environment. This defensive stance on duration tempered relative performance across all the Vanguard government funds to varying degrees.

Vanguard GNMA Fund invests at least 80% of its assets in mortgage-backed securities. These represent pools of home mortgage loans that come with a guarantee by the federal government’s Government National Mortgage Association (GNMA) as to the timely repayment of principal and interest. The GNMA Fund returned about 8%, in line with its benchmark index and ahead of its peers. The fund invested in higher-interest mortgages in the successful expectation that it would benefit from a slow pace of refinancing, even though mortgage rates have fallen to 3.95% for 30-year loans, a record low. (The Advisors’ Report provides more details about this strategy.)

Our other government bond funds have also invested in GNMA mortgage-backed securities and those issued by federal agencies Fannie Mae and Freddie Mac. The funds are permitted limited diversification beyond their core mandate, and these securities appeared to represent an attractive opportunity.

The funds have performed well over the last ten years
Market dynamics can quickly shift over the short term, affected by the latest source of investor angst, changes in government policy, the economic outlook, or any of a host of other factors. So it’s always helpful to get a longer-range perspective on fund performance.

Over the ten years ended January 31, these funds have produced competitive returns. Keep in mind, however, that fund returns are reduced by real-life operating expenses, which benchmark indexes don’t have. The funds have also outpaced or been in line with their peers.

Looking ahead, bond funds may not achieve similar ten-year returns. That is because of the unusually low level of current yields, which can serve as a rough guide to expected total return.

As this track record attests, the funds’ advisors—Vanguard Fixed Income Group and, for the GNMA Fund, Wellington Management Company—have made good choices for their portfolios. They’re aided by funds that have among the lowest expense ratios in the industry. This allows more net earnings to be passed along to investors and enables the advisors to operate more conservatively, rather than relying on riskier investments to add to returns.

9

A graphic reminder of bonds’ crucial role
The bond market fluctuates, but the intensity of its ups and downs is a far cry from the everyday volatility of stock markets, particularly during intense times such as the last few months of the past fiscal year. Some have attributed that turbulence to “structural” changes, such as the growth of hedge funds, high-frequency trading, and leveraged ETFs.

A Vanguard study—Recent Stock Market Volatility: Extraordinary or “Ordinary”?—offers a different view. (It’s available at vanguard.com/research.)

The study found that spikes in volatility seemed to be clustered around global shocks to what’s generally viewed as the natural state of affairs, such as the Eurozone’s sovereign-debt crisis and the downgrading of U.S. credit mentioned earlier. Similar peaks have been associated with other global macroeconomic events, including the 2008–2009 financial crisis, the bursting of the tech-stock bubble that introduced the 2000–2002 bear market, and, in the late 1990s, the Asian currency crisis, the debt default by Russia, and the collapse of Long-Term Capital Management in the United States.

Macroeconomic events and the accompanying market fluctuations that they trigger are part of the market experience. Fortunately, such events don’t happen all of the time. When they do, the paper finds that the best defense is a simple one. A portfolio that is balanced and diversified among stocks and bonds—stocks for growth, bonds as a shock-absorber—will put you in a better position to weather unsettling times.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2012

10

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the fiscal year ended January 31, 2012, returns for the Vanguard U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from 2.24% for the Investor Shares of the Short-Term Treasury Fund to 32.66% for the Admiral Shares of the Long-Term Treasury Fund. The Short-Term Federal and Long-Term Treasury Funds were in line with their benchmark indexes, but the Short-Term and Intermediate-Term Treasury Funds lagged. The Short-Term Treasury, Short-Term Federal, and Long-Term Treasury Funds performed in line with their peers or outpaced them, while the Intermediate-Term Treasury Fund trailed its peer group.

The investment environment
Through its policies, the Federal Reserve is managing rates along the entire yield curve—the spectrum of yields from shortest to longest.

In August 2011, the Fed announced what’s become known as “Operation Twist,” a plan to kick-start the U.S. economy by driving down interest rates through a commitment to purchase $400 billion of longer-dated Treasuries. Operation Twist has already begun to have its desired effect. Yields of 10-year Treasury notes, for example, fell from close to 3.00% before the announcement to below 2.00% afterward.

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2011	2012
2 years	0.57%	0.22%
3 years	0.96	0.29
5 years	1.96	0.71
10 years	3.38	1.80
30 years	4.57	2.94
Source: Vanguard.

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In January 2012, the Fed modified its outlook for interest rates, indicating that they are likely to remain exceptionally low through late 2014. Rates at the short end of the Treasury yield curve were already at very low levels, reflecting the struggling U.S. economy and European concerns. The change in the Fed’s outlook was significantly more dovish than anticipated, drawing buyers to the short end of the curve. By the end of the fiscal period, five-year Treasury yields closed at a record low of 0.71%, compared with 1.96% a year earlier.

Looking ahead, we are encouraged by improving trends in domestic employment, but the pace of job growth still leaves U.S. investors vulnerable to events in Europe.

Management of the funds
The events of 2011 showed in dramatic fashion the importance that investors place on Treasuries. In early August, S&P reduced its long-term rating of U.S. Treasury debt one notch from AAA to AA+. (The other agencies did not alter their highest credit-quality ratings for U.S. bonds.) With nearly 50% of the Treasury’s debt in foreign hands, the event was initially a cause for some concern. But it quickly became clear that in a volatile world, U.S. Treasuries remained the safe haven, despite their low yields. In August alone, net assets of our four funds grew 5%; they grew 7.6% between July 31 and January 31.

In addition to Fed policy, investors’ “flight to quality” demand for Treasuries also helped drive yields lower. Our duration positioning, which was a bit shorter than our normal position, held the funds back from some of the advantages of declining yields (and the associated higher prices). However, the Short-Term, Intermediate-Term, and Long-Term Treasury Funds benefited from an allocation to government mortgage-backed securities as MBS spreads tightened versus Treasuries. At the end of fiscal 2012, government MBS represented 14% to 15% of the Treasury funds’ portfolios; a year earlier these holdings were negligible.

The Short-Term Federal Fund invests in Treasuries but focuses on bonds issued by federal agencies and by Fannie Mae and Freddie Mac, government-sponsored corporations that were taken over by the federal government during the financial crisis. The fund increased its allocation to government MBS to about 25% of its portfolio by year-end fiscal 2012, compared with almost 10% a year earlier.

At least two factors have made government MBS, which represent pools of residential mortgages, an attractive opportunity. One factor is the unprecedented amount of federal government support for the mortgage and housing markets. The other factor is that homeowners have been slow to replace older, higher-interest mortgages even as rates

12

continue to breach new lows. Thirty-year fixed-rate mortgages stood at 3.95% on January 31, 2012, according to Freddie Mac.

Kenneth E. Volpert, CFA

Principal and Head of Taxable Bond Group David R. Glocke, Principal Ronald M. Reardon, Principal Vanguard Fixed Income Group February 21, 2012

For the GNMA Fund
For the 12 months ended January 31, Vanguard GNMA Fund returned 7.96% for Investor Shares and 8.07% for Admiral Shares. The fund nearly matched the return of its benchmark index (8.21%) and outpaced the average return of its peers (6.67%).

Investment environment
Positive economic fundamentals led to growing optimism about a U.S. recovery at the beginning of the year. However, geopolitical instability and the aftereffects of the earthquake in Japan later weighed on investor sentiment. Mass protests across the Middle East and North Africa forced out political leaders in Tunisia and Egypt and caused considerable violence in Libya and other countries. Oil prices spiked to more than $100 per barrel because of worries about a prolonged disruption to supply.

Investors grew more risk-averse in the middle of the reporting period. The deepening sovereign-debt crisis in the Eurozone, the U.S. debt downgrade (indicating a weakening economy and political instability), and signs of slowing global growth all conspired to broadly undermine sentiment.

Toward the end of the year, markets remained extremely volatile as the European debt crisis continued to dominate headlines. Global financial market and political instability, along with evidence of slowing growth, kept investors on edge, with “risk-on, risk-off” sentiment seemingly changing on a whim. U.S. economic data overall pointed to an improving cycle.

Mortgage-backed securities performed well during the period, which was notable in light of considerable legislative and regulatory activities and uncertainties. In March, the U.S. Treasury announced that it would be selling its MBS holdings, which total over $140 billion, in discrete sales of $10 billion per month. This took the market somewhat by surprise. Mortgages underperformed but quickly recovered as investors realized the asset sales would not be a quick liquidation.

In September, the Fed pledged to keep benchmark interest rates at record lows through the middle of 2013 (in late January, it said it would do so through the end of 2014). In a procedure commonly

13

referred to as “Operation Twist,” the FOMC stated that it would buy $400 billion of longer-term U.S. Treasury debt and sell an equal amount of shorter maturities in an effort to put downward pressure on long-term interest rates and boost the economy. The Fed also announced that it would resume purchasing agency MBS.

In October, the expanded Home Affordable Refinancing Program (HARP), designed to aid distressed homeowners, was announced, largely in line with investors’ expectations. Because the changes were broadly anticipated, the event had little impact on the market.

GNMA pass-through securities showed strong relative performance through the year, in part because of the increased mortgage insurance premiums that took effect in April, making it more difficult for borrowers to refinance GNMA loans. This essentially reduced prepayment risk relative to conventional MBS (securities sponsored by other U.S. agencies such as Fannie Mae). In addition, strong demand for GNMAs continued, notably from overseas investors attracted by the explicit U.S. government guarantee as to repayment of principal and interest of the underlying residential mortgages. GNMA securities have been attractive to bank buyers as well because, unlike conventional MBS, they have a 0% risk weighting under Basel III, a regulatory standard heading toward global adoption.

Lastly, there is no concern about federal government “conservatorship” as there was for Fannie Mae and Freddie Mac.

Fund successes
The GNMA Fund continued to generate a favorable return compared with alternative shorter-term investment vehicles, while neither substantially increasing risk nor compromising liquidity. The fund’s security selection was the largest contributor to returns as we continued to focus on securities least likely to be affected by refinancing. We have been able to adjust holdings as market opportunities arise.

Fund shortfalls
Our generally defensive duration stance hurt the fund’s performance when the sovereign-debt crisis peaked and yields fell dramatically.

Fund positioning
As we head further into 2012, we believe that more of the bond market’s returns will be driven by income as opposed to capital appreciation. Although GNMA securities are currently priced close to their historical fair value, we believe their yield advantage over Treasuries still offers compelling opportunity.

GNMA prepayment risk remains low as tighter mortgage underwriting standards and higher costs to refinance prevail. These conditions particularly affect lower-quality borrowers, who typically have

14

lower credit scores and higher loan-to-value ratios. Economic uncertainties and weakness in residential real estate prices also continue to challenge the MBS market and keep prepays at bay. For these reasons, we believe the sector will remain attractive to investors seeking high-quality assets with excellent liquidity.

We continue to favor securities with higher coupons, where prepayments are expected to remain muted. We continue to avoid securities backed by borrowers who are most likely to be able to refinance, as this could result in accelerated prepayments that reduce the fund’s income.

Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

February 16, 2012

15

Short-Term Treasury Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	0.20%	0.29%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	59	117	7,829
Yield to Maturity
(before expenses)	0.4%	0.3%	2.1%
Average Coupon	2.3%	1.9%	4.0%
Average Duration	2.2 years	2.7 years	4.9 years
Average Effective
Maturity	2.5 years	2.8 years	7.0 years
Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	15.2%
Treasury/Agency	84.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.94	0.71
Beta	0.77	0.46

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	72.1
3 - 5 Years	27.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

16

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Investor
Shares	2.24%	4.16%	3.73%	$14,428
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547

Barclays Capital U.S. 1–5 Year
Treasury Bond Index	3.38	4.85	4.00	14,808
Short-Term U.S. Treasury Funds
Average	2.27	3.60	3.15	13,633
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	2.34%	4.27%	3.86%	$73,040
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. 1–5 Year Treasury Bond
Index	3.38	4.85	4.00	74,041

See Financial Highlights for dividend and capital gains information.

17

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012
				Barclays
				1–5 Year
			Investor Shares	Treasury
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	3.98%	3.43%	7.41%	7.17%
2004	2.56	0.18	2.74	2.55
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	2.26%	4.15%	2.75%	1.01%	3.76%
Admiral Shares	2/13/2001	2.36	4.26	2.87	1.01	3.88

18

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (84.3%)
	United States Treasury Note/Bond	1.375%	2/15/13	40,000	40,500
	United States Treasury Note/Bond	2.750%	2/28/13	167,000	171,644
	United States Treasury Note/Bond	0.625%	4/30/13	517,000	519,988
	United States Treasury Note/Bond	1.375%	5/15/13	75,000	76,148
	United States Treasury Note/Bond	1.125%	6/15/13	248,000	251,140
	United States Treasury Note/Bond	3.125%	8/31/13	200,000	209,156
	United States Treasury Note/Bond	2.750%	10/31/13	185,000	193,151
	United States Treasury Note/Bond	0.500%	11/15/13	45,000	45,225
	United States Treasury Note/Bond	2.000%	11/30/13	150,000	154,851
	United States Treasury Note/Bond	1.000%	1/15/14	90,000	91,350
	United States Treasury Note/Bond	1.750%	1/31/14	360,000	370,912
	United States Treasury Note/Bond	1.750%	3/31/14	313,000	323,270
	United States Treasury Note/Bond	1.875%	4/30/14	350,000	362,796
	United States Treasury Note/Bond	1.000%	5/15/14	200,000	203,438
	United States Treasury Note/Bond	4.750%	5/15/14	145,000	159,839
	United States Treasury Note/Bond	2.250%	5/31/14	30,000	31,387
	United States Treasury Note/Bond	2.625%	6/30/14	30,000	31,711
	United States Treasury Note/Bond	4.250%	8/15/14	145,000	159,568
	United States Treasury Note/Bond	2.375%	8/31/14	80,000	84,300
	United States Treasury Note/Bond	2.375%	9/30/14	125,000	131,954
	United States Treasury Note/Bond	2.375%	10/31/14	70,000	73,992
	United States Treasury Note/Bond	4.250%	11/15/14	40,000	44,400
	United States Treasury Note/Bond	2.125%	11/30/14	27,000	28,384
	United States Treasury Note/Bond	2.625%	12/31/14	45,000	48,030
1	United States Treasury Note/Bond	2.250%	1/31/15	190,000	200,984
	United States Treasury Note/Bond	4.000%	2/15/15	5,000	5,555
	United States Treasury Note/Bond	2.375%	2/28/15	163,000	173,238
	United States Treasury Note/Bond	1.750%	7/31/15	220,000	230,450
	United States Treasury Note/Bond	1.250%	9/30/15	100,000	103,031
	United States Treasury Note/Bond	1.250%	10/31/15	257,000	264,751
	United States Treasury Note/Bond	1.375%	11/30/15	12,000	12,420
	United States Treasury Note/Bond	2.000%	1/31/16	235,000	249,100
	United States Treasury Note/Bond	2.125%	2/29/16	150,000	159,867
	United States Treasury Note/Bond	2.625%	2/29/16	100,000	108,578
	United States Treasury Note/Bond	1.500%	7/31/16	20,000	20,803
	United States Treasury Note/Bond	1.000%	9/30/16	12,000	12,208
	United States Treasury Note/Bond	1.000%	10/31/16	9,000	9,149

19

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	0.875%	11/30/16	25,000	25,258
	United States Treasury Note/Bond	0.875%	12/31/16	135,000	136,266
					5,518,792
	Conventional Mortgage-Backed Securities (15.2%)
	[2,3,4] Fannie Mae Pool	3.000%	3/1/27	3,250	3,377
	[2,3,4] Fannie Mae Pool	3.500%	2/1/27–2/1/42	34,632	36,243
	[2,3,4] Fannie Mae Pool	4.000%	6/1/40–3/1/42	40,100	42,361
	[2,3,4] Fannie Mae Pool	4.500%	6/1/41–2/1/42	39,540	42,249
	[2,3,4] Fannie Mae Pool	5.000%	7/1/35–3/1/42	102,891	111,157
	[2,3,4] Fannie Mae Pool	5.500%	2/1/42	125,500	136,520
	[2,3,4] Fannie Mae Pool	6.000%	4/1/38–3/1/42	68,530	70,752
[2,3]	Fannie Mae Pool	7.000%	11/1/15–3/1/16	484	521
	[2,3,4] Freddie Mac Gold Pool	3.000%	3/1/27	4,750	4,934
	[2,3,4] Freddie Mac Gold Pool	3.500%	2/1/27–1/1/42	16,000	16,763
	[2,3,4] Freddie Mac Gold Pool	4.000%	8/1/13–10/1/41	46,386	48,933
[2,3]	Freddie Mac Gold Pool	4.500%	3/1/13–2/1/42	79,730	84,930
	[2,3,4] Freddie Mac Gold Pool	5.000%	5/1/18–3/1/42	57,670	62,035
	[2,3,4] Freddie Mac Gold Pool	5.500%	4/1/16–2/1/42	35,445	38,425
	[2,3,4] Freddie Mac Gold Pool	6.000%	2/1/42	30,750	33,710
[2,3]	Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	140	149
[2,4]	Ginnie Mae I Pool	4.000%	2/1/42	16,750	18,059
[2,4]	Ginnie Mae I Pool	5.000%	9/15/33–2/1/42	60,215	66,733
2	Ginnie Mae I Pool	5.500%	6/15/38–2/15/41	9,809	10,965
[2,4]	Ginnie Mae II Pool	4.000%	2/1/42	38,750	41,705
[2,4]	Ginnie Mae II Pool	4.500%	2/1/42	84,750	92,325
[2,4]	Ginnie Mae II Pool	5.000%	7/20/40–2/1/42	14,843	16,385
2	Ginnie Mae II Pool	5.500%	6/20/41–7/20/41	11,338	12,559
					991,790
Total U.S. Government and Agency Obligations (Cost $6,438,193)					6,510,582
	Temporary Cash Investments (10.3%)
	Repurchase Agreements (3.0%)
	RBC Capital Markets LLC
	(Dated 1/31/12, Repurchase Value
	$170,001,000, collateralized by U.S.
	Treasury Note/Bond 1.375–2.625%,
	3/15/12–8/15/20)	0.140%	2/1/12	170,000	170,000
	Goldman Sachs & Co.
	(Dated 1/31/12, Repurchase Value
	$24,451,000, collateralized by U.S.
	Treasury Inflation Indexed Note
	2.000%, 4/15/12)	0.200%	2/1/12	24,451	24,451
					194,451

20

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.3%)
5 Federal Home Loan Bank Discount Notes	0.005%	2/3/12	9,300	9,300
United States Treasury Bill	0.013%–0.016%	4/5/12	300,000	299,976
United States Treasury Bill	0.010%	4/12/12	173,000	172,983
				482,259
Total Temporary Cash Investments (Cost $676,740)				676,710
Total Investments (109.8%) (Cost $7,114,933)				7,187,292
Other Assets and Liabilities (-9.8%)
Other Assets				679,383
Liabilities				(1,321,834)
				(642,451)
Net Assets (100%)				6,544,841

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				7,187,292
Receivables for Investment Securities Sold				639,408
Other Assets				39,975
Total Assets				7,866,675
Liabilities
Payables for Investment Securities Purchased				1,304,215
Other Liabilities				17,619
Total Liabilities				1,321,834
Net Assets				6,544,841

21

Short-Term Treasury Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	6,461,256
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	12,093
Unrealized Appreciation (Depreciation)
Investment Securities	72,359
Futures Contracts	(867)
Net Assets	6,544,841

Investor Shares—Net Assets
Applicable to 163,315,553 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,765,397
Net Asset Value Per Share—Investor Shares	$10.81

Admiral Shares—Net Assets
Applicable to 442,142,944 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,779,444
Net Asset Value Per Share—Admiral Shares	$10.81

See Note A in Notes to Financial Statements.
1 Securities with a value of $6,452,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2012.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Interest	55,508
Total Income	55,508
Expenses
The Vanguard Group—Note B
Investment Advisory Services	789
Management and Administrative—Investor Shares	2,688
Management and Administrative—Admiral Shares	2,590
Marketing and Distribution—Investor Shares	528
Marketing and Distribution—Admiral Shares	1,342
Custodian Fees	168
Auditing Fees	32
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	6
Total Expenses	8,222
Net Investment Income	47,286
Realized Net Gain (Loss)
Investment Securities Sold	106,023
Futures Contracts	(55,746)
Realized Net Gain (Loss)	50,277
Change in Unrealized Appreciation (Depreciation)
Investment Securities	49,779
Futures Contracts	(866)
Change in Unrealized Appreciation (Depreciation)	48,913
Net Increase (Decrease) in Net Assets Resulting from Operations	146,476

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,286	77,593
Realized Net Gain (Loss)	50,277	107,343
Change in Unrealized Appreciation (Depreciation)	48,913	(50,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	146,476	134,310
Distributions
Net Investment Income
Investor Shares	(11,764)	(24,234)
Admiral Shares	(35,522)	(53,359)
Realized Capital Gain[1]
Investor Shares	(9,397)	(37,066)
Admiral Shares	(25,032)	(84,641)
Total Distributions	(81,715)	(199,300)
Capital Share Transactions
Investor Shares	(125,932)	(453,034)
Admiral Shares	41,701	707,893
Net Increase (Decrease) from Capital Share Transactions	(84,231)	254,859
Total Increase (Decrease)	(19,470)	189,869
Net Assets
Beginning of Period	6,564,311	6,374,442
End of Period	6,544,841	6,564,311

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $34,429,000 and $47,167,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.70	$10.81	$10.89	$10.80	$10.26
Investment Operations
Net Investment Income	.071	.116	.175	.251	.444
Net Realized and Unrealized Gain (Loss)
on Investments	.167	.089	.092	.225	.540
Total from Investment Operations	.238	.205	.267	.476	.984
Distributions
Dividends from Net Investment Income	(.071)	(.116)	(.170)	(.283)	(.444)
Distributions from Realized Capital Gains	(.057)	(.199)	(.177)	(.103)	—
Total Distributions	(.128)	(.315)	(.347)	(.386)	(.444)
Net Asset Value, End of Period	$10.81	$10.70	$10.81	$10.89	$10.80

Total Return[1]	2.24%	1.92%	2.50%	4.49%	9.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,765	$1,874	$2,343	$2,812	$1,707
Ratio of Total Expenses to
Average Net Assets	0.20%	0.22%	0.22%	0.21%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.66%	1.07%	1.62%	2.15%	4.26%
Portfolio Turnover Rate	302%[2]	124%	130%	156%	120%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.70	$10.81	$10.89	$10.80	$10.26
Investment Operations
Net Investment Income	.082	.129	.187	.262	.457
Net Realized and Unrealized Gain (Loss)
on Investments	.167	.089	.092	.225	.540
Total from Investment Operations	.249	.218	.279	.487	.997
Distributions
Dividends from Net Investment Income	(.082)	(.129)	(.182)	(.294)	(.457)
Distributions from Realized Capital Gains	(.057)	(.199)	(.177)	(.103)	—
Total Distributions	(.139)	(.328)	(.359)	(.397)	(.457)
Net Asset Value, End of Period	$10.81	$10.70	$10.81	$10.89	$10.80

Total Return[1]	2.34%	2.05%	2.60%	4.60%	9.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,779	$4,690	$4,031	$3,945	$2,667
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.76%	1.19%	1.72%	2.25%	4.38%
Portfolio Turnover Rate	302%[2]	124%	130%	156%	120%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 120% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included

27

Short-Term Treasury Fund

in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the fund as purchases and sales continues to be appropriate.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $1,056,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

28

Short-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,510,582	—
Temporary Cash Investments	—	676,710	—
Futures Contracts—Assets[1]	14	—	—
Futures Contracts—Liabilities[1]	(453)	—	—
Total	(439)	7,187,292	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2012	1,797	396,688	110
5-Year U.S. Treasury Note	March 2012	(1,418)	(175,898)	(511)
10-Year U.S. Treasury Note	March 2012	(353)	(46,684)	(355)
Ultra Long U.S. Treasury Bond	March 2012	(180)	(28,794)	(131)
30-Year U.S. Treasury Bond	March 2012	10	1,454	20

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

29

Short-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $3,756,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2012, the fund had short-term capital gains of $12,310,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $1,043,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2012, the cost of investment securities for tax purposes was $7,116,018,000.

Net unrealized appreciation of investment securities for tax purposes was $71,274,000, consisting of unrealized gains of $72,352,000 on securities that had risen in value since their purchase and $1,078,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $19,316,076,000 of investment securities and sold $19,506,494,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	669,753	62,077	910,908	84,215
Issued in Lieu of Cash Distributions	19,412	1,801	56,450	5,259
Redeemed	(815,097)	(75,717)	(1,420,392)	(131,132)
Net Increase (Decrease)—Investor Shares	(125,932)	(11,839)	(453,034)	(41,658)
Admiral Shares
Issued	1,722,566	159,935	2,347,749	216,967
Issued in Lieu of Cash Distributions	55,497	5,149	127,155	11,849
Redeemed	(1,736,362)	(161,316)	(1,767,011)	(163,408)
Net Increase (Decrease)—Admiral Shares	41,701	3,768	707,893	65,408

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

30

Short-Term Federal Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	0.42%	0.51%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	83	721	7,829
Yield to Maturity
(before expenses)	0.5%	0.4%	2.1%
Average Coupon	1.9%	2.0%	4.0%
Average Duration	2.1 years	2.6 years	4.9 years
Average Effective
Maturity	2.3 years	2.7 years	7.0 years
Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	26.4%
Treasury/Agency	73.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.87	0.75
Beta	0.83	0.47

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	15.6%
1 - 3 Years	65.0
3 - 5 Years	16.1
5 - 7 Years	3.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

31

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Federal Fund Investor
Shares	3.09%	4.70%	4.01%	$14,814
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547

Barclays Capital U.S. 1–5 Year
Government Bond Index	3.26	4.80	4.06	14,882
1–5 Year Government Funds Average	2.04	3.86	3.29	13,816
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	3.20%	4.81%	4.10%	$74,737
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. 1–5 Year Government
Bond Index	3.26	4.80	4.06	74,408

See Financial Highlights for dividend and capital gains information.

32

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012
				Barclays
				1–5 Year
			Investor Shares	Gov’t
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.17%	2.86%	7.03%	7.25%
2004	2.95	-0.50	2.45	2.62
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	2.76%	4.63%	3.12%	0.89%	4.01%
Admiral Shares	2/12/2001	2.86	4.74	3.21	0.89	4.10

33

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (14.0%)
	United States Treasury Note/Bond	1.375%	2/15/13	3,000	3,037
	United States Treasury Note/Bond	0.625%	2/28/13	52,000	52,252
	United States Treasury Note/Bond	1.750%	4/15/13	88,000	89,664
	United States Treasury Note/Bond	0.125%	12/31/13	40,750	40,680
	United States Treasury Note/Bond	0.250%	1/31/14	17,250	17,261
	United States Treasury Note/Bond	2.250%	5/31/14	35,000	36,619
	United States Treasury Note/Bond	0.625%	7/15/14	48,400	48,831
	United States Treasury Note/Bond	0.500%	8/15/14	51,000	51,303
	United States Treasury Note/Bond	2.375%	8/31/14	31,000	32,666
	United States Treasury Note/Bond	0.250%	9/15/14	15,000	14,991
	United States Treasury Note/Bond	0.500%	10/15/14	21,000	21,121
	United States Treasury Note/Bond	0.375%	11/15/14	65,000	65,152
	United States Treasury Note/Bond	0.250%	12/15/14	26,000	25,972
	United States Treasury Note/Bond	0.250%	1/15/15	201,000	200,717
	United States Treasury Note/Bond	4.125%	5/15/15	32,000	35,940
	United States Treasury Note/Bond	2.250%	3/31/16	17,617	18,880
	United States Treasury Note/Bond	3.250%	6/30/16	3,578	3,995
	United States Treasury Note/Bond	0.875%	12/31/16	41,000	41,385
	United States Treasury Note/Bond	3.750%	11/15/18	5,000	5,853
					806,319
Agency Bonds and Notes (59.0%)
1	Federal Farm Credit Bank	1.375%	6/25/13	13,000	13,203
1	Federal Farm Credit Bank	1.300%	12/23/13	15,000	15,243
1	Federal Farm Credit Bank	1.125%	2/27/14	35,000	35,575
1	Federal Farm Credit Bank	2.625%	4/17/14	54,000	56,656
1	Federal Home Loan Banks	1.750%	3/8/13	37,535	38,202
1	Federal Home Loan Banks	0.280%	8/2/13	94,000	93,974
1	Federal Home Loan Banks	0.500%	8/28/13	112,500	112,979
[1,2]	Federal Home Loan Banks	3.625%	10/18/13	145,000	153,316
1	Federal Home Loan Banks	3.125%	12/13/13	31,710	33,371
1	Federal Home Loan Banks	0.375%	1/29/14	132,000	132,227
1	Federal Home Loan Banks	2.375%	3/14/14	25,000	26,058
1	Federal Home Loan Banks	2.750%	12/12/14	14,000	14,920
1	Federal Home Loan Banks	2.750%	3/13/15	70,000	74,869
1	Federal Home Loan Banks	1.750%	9/11/15	21,000	21,840
1	Federal Home Loan Banks	2.875%	9/11/15	24,000	25,932
3	Federal Home Loan Mortgage Corp.	0.500%	8/23/13	119,750	119,766

34

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Federal Home Loan Mortgage Corp.	0.550%	9/23/13	13,400	13,399
3	Federal Home Loan Mortgage Corp.	0.500%	10/15/13	122,000	122,459
3	Federal Home Loan Mortgage Corp.	0.700%	12/19/13	86,750	87,045
3	Federal Home Loan Mortgage Corp.	0.625%	12/23/13	54,000	54,302
3	Federal Home Loan Mortgage Corp.	0.600%	1/24/14	145,000	145,322
3	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	32,000	32,478
3	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	113,000	114,768
3	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	240,750	242,919
3	Federal Home Loan Mortgage Corp.	1.500%	8/24/16	52,750	53,051
3	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	61,000	64,099
3	Federal Home Loan Mortgage Corp.	1.600%	9/9/16	51,555	51,624
3	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	79,250	79,160
3	Federal National Mortgage Assn.	0.500%	8/9/13	36,500	36,645
3	Federal National Mortgage Assn.	0.600%	9/12/13	25,000	25,007
3	Federal National Mortgage Assn.	0.550%	10/18/13	4,000	3,999
3	Federal National Mortgage Assn.	0.600%	11/14/13	94,415	94,629
3	Federal National Mortgage Assn.	0.640%	11/14/13	37,000	37,027
3	Federal National Mortgage Assn.	1.250%	2/27/14	25,000	25,018
3	Federal National Mortgage Assn.	1.250%	2/27/14	15,000	15,285
3	Federal National Mortgage Assn.	1.250%	3/14/14	35,000	35,621
3	Federal National Mortgage Assn.	1.125%	6/27/14	94,250	95,910
3	Federal National Mortgage Assn.	1.000%	9/2/14	100,000	100,069
3	Federal National Mortgage Assn.	0.750%	12/19/14	53,425	53,933
3	Federal National Mortgage Assn.	1.875%	10/15/15	70,000	72,878
3	Federal National Mortgage Assn.	1.625%	10/26/15	207,675	215,230
3	Federal National Mortgage Assn.	1.625%	11/12/15	110,000	113,882
3	Federal National Mortgage Assn.	5.000%	3/15/16	30,000	35,175
3	Federal National Mortgage Assn.	1.250%	9/28/16	63,000	64,053
3	Federal National Mortgage Assn.	1.500%	10/20/16	112,000	112,285
3	Federal National Mortgage Assn.	1.375%	11/15/16	127,500	130,134
3	Federal National Mortgage Assn.	1.250%	1/30/17	105,000	106,365
					3,401,902
Conventional Mortgage-Backed Securities (26.3%)
[3,4,5] Fannie Mae Pool		3.000%	2/1/27–3/1/27	84,500	88,024
[3,4,5] Fannie Mae Pool		3.500%	9/1/25–3/1/27	197,438	207,717
[3,4,5] Fannie Mae Pool		4.000%	11/1/13–9/1/41	207,968	220,443
[3,4,5] Fannie Mae Pool		4.500%	2/1/13–2/1/27	169,043	180,437
[3,4]	Fannie Mae Pool	5.000%	3/1/12–8/1/24	125,897	136,091
[3,4,5] Fannie Mae Pool		5.500%	9/1/12–2/1/27	52,065	56,578
[3,4,5] Fannie Mae Pool		6.000%	4/1/17–11/1/37	17,222	18,761
[3,4]	Fannie Mae Pool	6.500%	8/1/16–9/1/16	4,502	4,908
[3,4]	Fannie Mae Pool	7.500%	3/1/15–8/1/15	112	120
[3,4]	Fannie Mae Pool	8.000%	10/1/14–9/1/15	753	807
[3,4,5] Freddie Mac Gold Pool		3.000%	2/1/27–3/1/27	63,250	65,806
[3,4,5] Freddie Mac Gold Pool		3.500%	2/1/27–2/1/42	135,500	142,282
[3,4,5] Freddie Mac Gold Pool		4.000%	1/1/14–2/1/42	156,716	165,467
[3,4,5] Freddie Mac Gold Pool		4.500%	6/1/13–2/1/27	105,786	112,886
[3,4]	Freddie Mac Gold Pool	5.000%	10/1/12–7/1/25	52,263	56,149
[3,4,5] Freddie Mac Gold Pool		5.500%	8/1/14–2/1/27	37,609	40,774
[3,4]	Freddie Mac Gold Pool	6.000%	1/1/14–3/1/24	14,456	15,769
					1,513,019
Total U.S. Government and Agency Obligations (Cost $5,657,822)					5,721,240

35

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Temporary Cash Investments (15.2%)
Repurchase Agreements (6.5%)
RBC Capital Markets LLC
(Dated 1/31/12, Repurchase Value
$323,001,000, collateralized by U.S.
Treasury Bill 0.000%, 7/19/12, U.S.
Treasury Note/Bond 1.500%, 6/30/16)	0.140%	2/1/12	323,000	323,000
Goldman Sachs & Co.
(Dated 1/31/12, Repurchase Value
$50,688,000, collateralized by U.S.
Treasury Note/Bond 1.625% 1/15/18)	0.200%	2/1/12	50,688	50,688
				373,688
U.S. Government and Agency Obligations (8.7%)
1 Federal Home Loan Bank Discount Notes	0.005%	2/3/12	10,663	10,663
United States Treasury Bill	0.013%	4/5/12	97,000	96,992
United States Treasury Bill	0.010%	4/12/12	398,000	397,960
				505,615
Total Temporary Cash Investments (Cost $879,340)				879,303
Total Investments (114.5%) (Cost $6,537,162)				6,600,543
Other Assets and Liabilities (-14.5%)
Other Assets				358,759
Liabilities				(1,196,836)
				(838,077)
Net Assets (100%)				5,762,466

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				6,600,543
Receivables for Investment Securities Sold				323,699
Other Assets				35,060
Total Assets				6,959,302
Liabilities
Payables for Investment Securities Purchased				1,178,744
Other Liabilities				18,092
Total Liabilities				1,196,836
Net Assets				5,762,466

36

Short-Term Federal Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	5,677,446
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	21,396
Unrealized Appreciation (Depreciation)
Investment Securities	63,381
Futures Contracts	243
Net Assets	5,762,466

Investor Shares—Net Assets
Applicable to 209,537,988 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,281,852
Net Asset Value Per Share—Investor Shares	$10.89

Admiral Shares—Net Assets
Applicable to 319,617,481 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,480,614
Net Asset Value Per Share—Admiral Shares	$10.89

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 Securities with a value of $3,833,000 have been segregated as initial margin for open futures contracts.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2012.
See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Interest	67,794
Total Income	67,794
Expenses
The Vanguard Group—Note B
Investment Advisory Services	708
Management and Administrative—Investor Shares	3,523
Management and Administrative—Admiral Shares	1,871
Marketing and Distribution—Investor Shares	693
Marketing and Distribution—Admiral Shares	989
Custodian Fees	189
Auditing Fees	34
Shareholders’ Reports—Investor Shares	62
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	5
Total Expenses	8,090
Net Investment Income	59,704
Realized Net Gain (Loss)
Investment Securities Sold	99,234
Futures Contracts	(9,875)
Realized Net Gain (Loss)	89,359
Change in Unrealized Appreciation (Depreciation)
Investment Securities	26,570
Futures Contracts	(120)
Change in Unrealized Appreciation (Depreciation)	26,450
Net Increase (Decrease) in Net Assets Resulting from Operations	175,513

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,704	89,545
Realized Net Gain (Loss)	89,359	64,363
Change in Unrealized Appreciation (Depreciation)	26,450	(10,933)
Net Increase (Decrease) in Net Assets Resulting from Operations	175,513	142,975
Distributions
Net Investment Income
Investor Shares	(22,746)	(39,591)
Admiral Shares	(36,958)	(49,954)
Realized Capital Gain[1]
Investor Shares	(22,038)	(33,709)
Admiral Shares	(33,191)	(43,635)
Total Distributions	(114,933)	(166,889)
Capital Share Transactions
Investor Shares	(206,994)	(70,259)
Admiral Shares	25,050	685,538
Net Increase (Decrease) from Capital Share Transactions	(181,944)	615,279
Total Increase (Decrease)	(121,364)	591,365
Net Assets
Beginning of Period	5,883,830	5,292,465
End of Period	5,762,466	5,883,830

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $42,079,000 and $61,930,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.77	$10.81	$10.81	$10.72	$10.26
Investment Operations
Net Investment Income	.106	.163	.253	.409	.465
Net Realized and Unrealized Gain (Loss)
on Investments	.225	.104	.174	.090	.460
Total from Investment Operations	.331	.267	.427	.499	.925
Distributions
Dividends from Net Investment Income	(.106)	(.163)	(.253)	(.409)	(.465)
Distributions from Realized Capital Gains	(.105)	(.144)	(.174)	—	—
Total Distributions	(.211)	(.307)	(.427)	(.409)	(.465)
Net Asset Value, End of Period	$10.89	$10.77	$10.81	$10.81	$10.72

Total Return[1]	3.09%	2.50%	4.01%	4.78%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,282	$2,465	$2,542	$2,142	$1,650
Ratio of Total Expenses to
Average Net Assets	0.20%	0.22%	0.22%	0.21%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.97%	1.49%	2.29%	3.83%	4.48%
Portfolio Turnover Rate	411%[2]	211%[2]	370%	109%	70%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 149% and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.77	$10.81	$10.81	$10.72	$10.26
Investment Operations
Net Investment Income	.117	.176	.264	.420	.475
Net Realized and Unrealized Gain (Loss)
on Investments	.225	.104	.174	.090	.460
Total from Investment Operations	.342	.280	.438	.510	.935
Distributions
Dividends from Net Investment Income	(.117)	(.176)	(.264)	(.420)	(.475)
Distributions from Realized Capital Gains	(.105)	(.144)	(.174)	—	—
Total Distributions	(.222)	(.320)	(.438)	(.420)	(.475)
Net Asset Value, End of Period	$10.89	$10.77	$10.81	$10.81	$10.72

Total Return[1]	3.20%	2.62%	4.12%	4.89%	9.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,481	$3,419	$2,751	$1,467	$1,325
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.61%	2.39%	3.93%	4.58%
Portfolio Turnover Rate	411%[2]	211%[2]	370%	109%	70%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 149% and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a

42

Short-Term Federal Fund

counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the fund as purchases and sales continues to be appropriate.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $927,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

43

Short-Term Federal Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,721,240	—
Temporary Cash Investments	—	879,303	—
Futures Contracts—Assets[1]	238	—	—
Futures Contracts—Liabilities[1]	(140)	—	—
Total	98	6,600,543	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2012	2,583	320,413	1,132
10-Year U.S. Treasury Note	March 2012	(616)	(81,466)	(962)
2-Year U.S. Treasury Note	March 2012	(277)	(61,148)	(35)
30-Year U.S. Treasury Bond	March 2012	43	6,254	85
Ultra Treasury Bond	March 2012	5	800	23

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

44

Short-Term Federal Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $8,480,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2012, the fund had short-term and long-term capital gains of $16,534,000 and $5,328,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $182,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2012, the cost of investment securities for tax purposes was $6,537,385,000.

Net unrealized appreciation of investment securities for tax purposes was $63,158,000, consisting of unrealized gains of $64,932,000 on securities that had risen in value since their purchase and $1,774,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $18,540,564,000 of investment securities and sold $18,448,630,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	665,702	61,311	1,131,022	104,097
Issued in Lieu of Cash Distributions	40,934	3,773	66,729	6,175
Redeemed	(913,630)	(84,296)	(1,268,010)	(116,627)
Net Increase (Decrease)—Investor Shares	(206,994)	(19,212)	(70,259)	(6,355)
Admiral Shares
Issued	1,574,513	145,119	2,106,328	193,596
Issued in Lieu of Cash Distributions	61,544	5,673	82,247	7,612
Redeemed	(1,611,007)	(148,527)	(1,503,037)	(138,336)
Net Increase (Decrease)—Admiral Shares	25,050	2,265	685,538	62,872

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

45

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	0.80%	0.89%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	54	57	7,829
Yield to Maturity
(before expenses)	1.0%	1.2%	2.1%
Average Coupon	2.6%	3.0%	4.0%
Average Duration	5.2 years	6.7 years	4.9 years
Average Effective
Maturity	5.2 years	7.3 years	7.0 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	15.0%
Treasury/Agency	85.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.74
Beta	0.79	1.54

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	13.5
3 - 5 Years	37.8
5 - 7 Years	27.8
7 - 10 Years	20.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

46

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund
Investor Shares	10.36%	7.86%	6.33%	$18,481
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547

Barclays Capital U.S. 5–10 Year
Treasury Bond Index	13.95	8.82	6.75	19,224
General U.S. Treasury Funds Average	18.10	8.38	6.40	18,594
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral
Shares	10.47%	8.00%	6.48%	$93,650
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. 5–10 Year Treasury
Bond Index	13.95	8.82	6.75	96,119

See Financial Highlights for dividend and capital gains information.

47

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012
				Barclays
				5–10 Year
			Investor Shares	Treasury
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.49%	7.58%	13.07%	12.59%
2004	4.22	-0.51	3.71	3.70
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	9.80%	7.63%	4.06%	2.24%	6.30%
Admiral Shares	2/12/2001	9.91	7.77	4.20	2.24	6.44

48

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (84.3%)
1	United States Treasury Note/Bond	4.000%	2/15/15	311,000	345,502
	United States Treasury Note/Bond	1.875%	6/30/15	135,000	141,897
	United States Treasury Note/Bond	1.750%	7/31/15	140,000	146,650
	United States Treasury Note/Bond	1.250%	9/30/15	150,000	154,547
	United States Treasury Note/Bond	1.250%	10/31/15	300,000	309,048
	United States Treasury Note/Bond	1.375%	11/30/15	300,000	310,500
	United States Treasury Note/Bond	2.250%	3/31/16	2,000	2,143
	United States Treasury Note/Bond	2.375%	3/31/16	110,000	118,422
	United States Treasury Note/Bond	2.000%	4/30/16	203,000	215,562
	United States Treasury Note/Bond	1.500%	6/30/16	128,000	133,140
	United States Treasury Note/Bond	3.250%	6/30/16	10,000	11,164
	United States Treasury Note/Bond	1.500%	7/31/16	169,000	175,787
	United States Treasury Note/Bond	1.000%	9/30/16	50,000	50,867
	United States Treasury Note/Bond	0.875%	11/30/16	24,000	24,247
	United States Treasury Note/Bond	3.250%	12/31/16	193,000	216,915
	United States Treasury Note/Bond	3.125%	1/31/17	180,000	201,346
	United States Treasury Note/Bond	3.000%	2/28/17	159,000	177,012
	United States Treasury Note/Bond	3.250%	3/31/17	45,000	50,710
	United States Treasury Note/Bond	2.750%	5/31/17	40,000	44,081
	United States Treasury Note/Bond	2.500%	6/30/17	53,000	57,745
	United States Treasury Note/Bond	1.875%	8/31/17	185,000	195,118
	United States Treasury Note/Bond	1.875%	9/30/17	138,000	145,460
	United States Treasury Note/Bond	1.875%	10/31/17	178,000	187,596
	United States Treasury Note/Bond	2.375%	6/30/18	125,000	135,039
	United States Treasury Note/Bond	2.250%	7/31/18	317,000	339,834
	United States Treasury Note/Bond	1.375%	9/30/18	177,000	179,572
	United States Treasury Note/Bond	1.375%	11/30/18	70,000	70,853
	United States Treasury Note/Bond	1.375%	12/31/18	18,000	18,197
	United States Treasury Note/Bond	1.250%	1/31/19	100,000	100,109
	United States Treasury Note/Bond	2.625%	8/15/20	195,000	212,031
	United States Treasury Note/Bond	2.625%	11/15/20	749,000	813,017
	United States Treasury Note/Bond	2.125%	8/15/21	142,500	147,221
	United States Treasury Note/Bond	2.000%	11/15/21	50,000	50,922
					5,482,254
Agency Bonds and Notes (0.2%)
2	Overseas Private Investment Corp.	7.600%	12/15/12	3,149	3,278
2	Overseas Private Investment Corp.	7.050%	11/15/13	7,500	7,908
					11,186

49

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (15.0%)
	[2,3,4] Fannie Mae Pool	3.000%	3/1/27	12,500	12,990
	[2,3,4] Fannie Mae Pool	3.500%	2/1/27–2/1/42	32,639	34,157
	[2,3,4] Fannie Mae Pool	4.000%	2/1/41–3/1/42	39,315	41,529
	[2,3,4] Fannie Mae Pool	4.500%	6/1/41–2/1/42	39,626	42,343
	[2,3,4] Fannie Mae Pool	5.000%	7/1/35–3/1/42	97,640	105,484
	[2,3,4] Fannie Mae Pool	5.500%	2/1/42	109,750	119,387
	[2,3,4] Fannie Mae Pool	6.000%	5/1/37–3/1/42	61,672	67,626
	[2,3,4] Freddie Mac Gold Pool	3.000%	3/1/27	3,250	3,376
	[2,3,4] Freddie Mac Gold Pool	3.500%	2/1/27–1/1/42	16,250	17,029
	[2,3,4] Freddie Mac Gold Pool	4.000%	11/1/13–2/1/42	55,570	58,628
[2,3]	Freddie Mac Gold Pool	4.500%	4/1/14–2/1/42	78,268	83,400
	[2,3,4] Freddie Mac Gold Pool	5.000%	9/1/17–3/1/42	57,881	62,258
	[2,3,4] Freddie Mac Gold Pool	5.500%	4/1/16–2/1/42	35,762	38,769
	[2,3,4] Freddie Mac Gold Pool	6.000%	2/1/42	29,750	32,614
[2,3]	Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	170	184
[2,4]	Ginnie Mae I Pool	4.000%	2/1/42	16,000	17,250
[2,4]	Ginnie Mae I Pool	5.000%	12/15/37–2/1/42	57,621	63,859
2	Ginnie Mae I Pool	5.500%	12/15/37–3/15/41	9,858	11,015
[2,4]	Ginnie Mae II Pool	4.000%	2/1/42	41,250	44,395
[2,4]	Ginnie Mae II Pool	4.500%	2/1/42	80,750	87,967
[2,4]	Ginnie Mae II Pool	5.000%	9/20/40–2/1/42	14,606	16,124
2	Ginnie Mae II Pool	5.500%	4/20/37–9/20/41	11,134	12,335
					972,719
Total U.S. Government and Agency Obligations (Cost $6,190,356)					6,466,159
	Temporary Cash Investments (10.6%)
	Repurchase Agreements (3.1%)
	RBC Capital Markets LLC
	(Dated 1/31/12, Repurchase Value
	$173,001,000, collateralized by U.S.
	Treasury Note/Bond 2.625%, 8/15/20)	0.140%	2/1/12	173,000	173,000
	Goldman Sachs & Co.
	(Dated 1/31/12, Repurchase Value
	$26,365,000, collateralized by U.S.
	Treasury Inflation Indexed Note
	2.000%, 4/15/12)	0.200%	2/1/12	26,365	26,365
					199,365
U.S. Government and Agency Obligations (7.5%)
5	Federal Home Loan Bank Discount Notes	0.005%	2/3/12	9,400	9,400
	United States Treasury Bill	0.013%–0.016%	4/5/12	315,000	314,975
	United States Treasury Bill	0.010%	4/12/12	167,000	166,983
					491,358
Total Temporary Cash Investments (Cost $690,754)					690,723
Total Investments (110.1%) (Cost $6,881,110)					7,156,882
	Other Assets and Liabilities (-10.1%)
	Other Assets				411,318
	Liabilities				(1,068,595)
					(657,277)
	Net Assets (100%)				6,499,605

50

Intermediate-Term Treasury Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	7,156,882
Receivables for Investment Securities Sold	372,834
Other Assets	38,484
Total Assets	7,568,200
Liabilities
Payables for Investment Securities Purchased	1,050,412
Other Liabilities	18,183
Total Liabilities	1,068,595
Net Assets	6,499,605

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	6,203,139
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	16,186
Unrealized Appreciation (Depreciation)
Investment Securities	275,772
Futures Contracts	4,508
Net Assets	6,499,605

Investor Shares—Net Assets
Applicable to 202,417,448 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,385,053
Net Asset Value Per Share—Investor Shares	$11.78

Admiral Shares—Net Assets
Applicable to 349,198,626 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,114,552
Net Asset Value Per Share—Admiral Shares	$11.78

See Note A in Notes to Financial Statements.
1 Securities with a value of $8,027,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2012.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Interest	132,945
Total Income	132,945
Expenses
The Vanguard Group—Note B
Investment Advisory Services	761
Management and Administrative—Investor Shares	3,463
Management and Administrative—Admiral Shares	2,342
Marketing and Distribution—Investor Shares	660
Marketing and Distribution—Admiral Shares	1,000
Custodian Fees	160
Auditing Fees	34
Shareholders’ Reports—Investor Shares	82
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	7
Total Expenses	8,534
Net Investment Income	124,411
Realized Net Gain (Loss)
Investment Securities Sold	321,056
Futures Contracts	4,775
Realized Net Gain (Loss)	325,831
Change in Unrealized Appreciation (Depreciation)
Investment Securities	162,140
Futures Contracts	4,452
Change in Unrealized Appreciation (Depreciation)	166,592
Net Increase (Decrease) in Net Assets Resulting from Operations	616,834

See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	124,411	171,553
Realized Net Gain (Loss)	325,831	143,990
Change in Unrealized Appreciation (Depreciation)	166,592	30,297
Net Increase (Decrease) in Net Assets Resulting from Operations	616,834	345,840
Distributions
Net Investment Income
Investor Shares	(43,703)	(65,236)
Admiral Shares	(80,708)	(106,317)
Realized Capital Gain[1]
Investor Shares	(95,124)	(53,079)
Admiral Shares	(168,650)	(92,867)
Total Distributions	(388,185)	(317,499)
Capital Share Transactions
Investor Shares	42,539	(186,357)
Admiral Shares	(131,113)	540,651
Net Increase (Decrease) from Capital Share Transactions	(88,574)	354,294
Total Increase (Decrease)	140,075	382,635
Net Assets
Beginning of Period	6,359,530	5,976,895
End of Period	6,499,605	6,359,530

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $55,869,000 and $49,738,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.34	$11.28	$11.78	$11.62	$10.69
Investment Operations
Net Investment Income	.226	.299	.356	.413	.491
Net Realized and Unrealized Gain (Loss)
on Investments	.931	.323	(.050)	.419	.930
Total from Investment Operations	1.157	.622	.306	.832	1.421
Distributions
Dividends from Net Investment Income	(.226)	(.299)	(.354)	(.428)	(.491)
Distributions from Realized Capital Gains	(.491)	(.263)	(.452)	(.244)	—
Total Distributions	(.717)	(.562)	(.806)	(.672)	(.491)
Net Asset Value, End of Period	$11.78	$11.34	$11.28	$11.78	$11.62

Total Return[1]	10.36%	5.59%	2.71%	7.29%	13.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,385	$2,259	$2,420	$2,999	$2,263
Ratio of Total Expenses to
Average Net Assets	0.20%	0.22%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.92%	2.58%	3.08%	3.47%	4.48%
Portfolio Turnover Rate	273%[2]	80%	109%	88%	52%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.34	$11.28	$11.78	$11.62	$10.69
Investment Operations
Net Investment Income	.237	.313	.371	.429	.509
Net Realized and Unrealized Gain
(Loss) on Investments	.931	.323	(.050)	.419	.930
Total from Investment Operations	1.168	.636	.321	.848	1.439
Distributions
Dividends from Net Investment Income	(.237)	(.313)	(.369)	(.444)	(.509)
Distributions from Realized Capital Gains	(.491)	(.263)	(.452)	(.244)	—
Total Distributions	(.728)	(.576)	(.821)	(.688)	(.509)
Net Asset Value, End of Period	$11.78	$11.34	$11.28	$11.78	$11.62

Total Return[1]	10.47%	5.72%	2.84%	7.44%	13.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,115	$4,101	$3,556	$4,267	$3,243
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.02%	2.70%	3.21%	3.61%	4.64%
Portfolio Turnover Rate	273%[2]	80%	109%	88%	52%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the

56

Intermediate-Term Treasury Fund

Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the fund as purchases and sales continues to be appropriate.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $1,031,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

57

Intermediate-Term Treasury Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,466,159	—
Temporary Cash Investments	—	690,723	—
Futures Contracts—Assets[1]	1,005	—	—
Futures Contracts—Liabilities[1]	(274)	—	—
Total	731	7,156,882	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2012	5,193	644,175	2,108
2-Year U.S. Treasury Note	March 2012	(2,279)	(503,089)	(626)
10-Year U.S. Treasury Note	March 2012	1,994	263,707	3,644
Ultra Long U.S. Treasury Bond	March 2012	(183)	(29,274)	(622)
30-Year U.S. Treasury Bond	March 2012	2	291	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

58

Intermediate-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $26,071,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2012, the fund had short-term and long-term capital gains of $17,077,000 and $23,494,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $19,070,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2012, the cost of investment securities for tax purposes was $6,900,988,000.

Net unrealized appreciation of investment securities for tax purposes was $255,894,000, consisting of unrealized gains of $257,629,000 on securities that had risen in value since their purchase and $1,735,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $17,005,071,000 of investment securities and sold $17,310,116,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	800,729	67,870	1,030,447	88,935
Issued in Lieu of Cash Distributions	122,283	10,471	106,300	9,313
Redeemed	(880,473)	(75,069)	(1,323,104)	(113,728)
Net Increase (Decrease)—Investor Shares	42,539	3,272	(186,357)	(15,480)
Admiral Shares
Issued	960,985	81,423	1,529,353	131,480
Issued in Lieu of Cash Distributions	218,969	18,752	170,745	14,969
Redeemed	(1,311,067)	(112,577)	(1,159,447)	(100,200)
Net Increase (Decrease)—Admiral Shares	(131,113)	(12,402)	540,651	46,249

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

59

GNMA Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.23%	0.11%
30-Day SEC Yield	2.85%	2.94%

Financial Attributes
			Barclays
		Barclays	Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	33	131	7,829
Yield to Maturity
(before expenses)	2.7%	2.6%	2.1%
Average Coupon	4.9%	4.7%	4.0%
Average Duration	3.7 years	3.2 years	4.9 years
Average Effective
Maturity	5.9 years	6.0 years	7.0 years
Short-Term
Reserves	0.0%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed	0.8%
Government Mortgage-Backed	99.0
Treasury/Agency	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.98	0.71
Beta	0.98	0.73

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5.0%	15.4%
5.0% to 6.0%	82.3
7.0% to 8.0%	1.9
8.0% and Above	0.4

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

60

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
GNMA Fund Investor Shares	7.96%	6.93%	5.72%	$17,445
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547
Barclays Capital U.S. GNMA Bond
Index	8.21	7.01	5.76	17,499
GNMA Funds Average	6.67	6.46	5.04	16,353
GNMA Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
GNMA Fund Admiral Shares	8.07%	7.04%	5.82%	$88,013
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. GNMA Bond Index	8.21	7.01	5.76	87,495

See Financial Highlights for dividend and capital gains information.

61

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012
				Barclays
			Investor Shares	GNMA
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.86%	2.87%	8.73%	7.89%
2004	4.76	-1.87	2.89	3.10
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	7.69%	6.83%	4.69%	1.10%	5.79%
Admiral Shares	2/12/2001	7.80	6.94	4.79	1.10	5.89

62

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
Conventional Mortgage-Backed Securities (98.5%)
[1,2]	Fannie Mae Pool	3.200%	12/1/21	2,697	2,810
[1,2]	Fannie Mae Pool	3.890%	7/1/21	79,500	87,718
[1,2]	Fannie Mae Pool	3.920%	6/1/21–7/1/21	28,001	31,028
[1,2]	Fannie Mae Pool	3.940%	6/1/21	3,653	4,054
[1,2]	Fannie Mae Pool	3.970%	8/1/20	13,499	15,031
[1,2]	Fannie Mae Pool	3.990%	6/1/21	7,050	7,848
[1,2]	Fannie Mae Pool	4.000%	8/1/20–7/1/21	25,365	28,242
[1,2]	Fannie Mae Pool	4.010%	7/1/21	27,933	31,023
[1,2]	Fannie Mae Pool	4.020%	6/1/21–7/1/21	24,695	27,474
[1,2]	Fannie Mae Pool	4.070%	6/1/21	21,402	23,961
[1,2]	Fannie Mae Pool	4.080%	5/1/21–6/1/21	26,713	29,932
[1,2]	Fannie Mae Pool	4.090%	6/1/21	7,446	8,347
[1,2]	Fannie Mae Pool	4.110%	6/1/21	4,714	5,293
[1,2]	Fannie Mae Pool	4.120%	7/1/21	3,479	3,907
[1,2]	Fannie Mae Pool	4.130%	6/1/21	1,667	1,874
[1,2]	Fannie Mae Pool	4.140%	7/1/21	26,353	29,621
[1,2]	Fannie Mae Pool	4.150%	10/1/20–9/1/21	151,817	170,352
[1,2]	Fannie Mae Pool	4.170%	6/1/21	8,606	9,701
[1,2]	Fannie Mae Pool	4.180%	6/1/21	10,700	12,071
[1,2]	Fannie Mae Pool	4.200%	5/1/21	15,884	17,938
[1,2]	Fannie Mae Pool	4.210%	5/1/21	8,827	9,978
[1,2]	Fannie Mae Pool	4.230%	6/1/21	32,183	36,421
[1,2]	Fannie Mae Pool	4.260%	6/1/21	22,195	25,171
[1,2]	Fannie Mae Pool	4.280%	6/1/21	5,736	6,515
[1,2]	Fannie Mae Pool	4.295%	6/1/21	112,000	126,951
[1,2]	Fannie Mae Pool	4.320%	4/1/21–6/1/21	7,300	8,294
[1,2]	Fannie Mae Pool	4.360%	4/1/21	2,973	3,395
[1,2]	Fannie Mae Pool	4.370%	2/1/20–5/1/21	24,513	27,996
[1,2]	Fannie Mae Pool	4.390%	5/1/21	10,835	12,397
[1,2]	Fannie Mae Pool	4.410%	5/1/21	7,608	8,714
[1,2]	Fannie Mae Pool	4.420%	5/1/21	4,307	4,938
[1,2]	Fannie Mae Pool	4.440%	5/1/21	1,588	1,823
[1,2]	Fannie Mae Pool	4.480%	6/1/21	4,341	4,997
[1,2]	Fannie Mae Pool	4.500%	3/1/20	1,910	2,198
[1,2]	Fannie Mae Pool	4.510%	5/1/21	49,564	57,148
[1,2]	Fannie Mae Pool	4.530%	6/1/21	27,465	31,635
[1,2]	Fannie Mae Pool	4.540%	6/1/21	26,604	30,714

63

GNMA Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	4.570%	5/1/21	2,966	3,431
[1,2]	Fannie Mae Pool	5.000%	11/1/40–4/1/41	29,532	31,979
[1,2]	Fannie Mae Pool	6.000%	7/1/22	29	32
[1,3]	Ginnie Mae I Pool	3.500%	4/15/39–2/1/42	1,415,469	1,495,212
[1,3]	Ginnie Mae I Pool	4.000%	6/15/19–2/1/42	4,948,048	5,345,079
[1,3]	Ginnie Mae I Pool	4.500%	5/15/19–2/1/42	9,349,671	10,234,277
[1,3]	Ginnie Mae I Pool	5.000%	1/15/30–3/1/42	6,231,417	6,916,094
[1,3]	Ginnie Mae I Pool	5.500%	4/15/13–2/1/42	4,754,605	5,330,010
[1,3]	Ginnie Mae I Pool	6.000%	10/15/16–2/1/42	2,224,762	2,522,722
[1,3]	Ginnie Mae I Pool	6.500%	8/15/12–2/1/42	2,159,313	2,478,273
1	Ginnie Mae I Pool	7.000%	11/15/31–12/15/36	177,062	206,805
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	82	96
1	Ginnie Mae I Pool	7.500%	12/15/30–10/15/31	64,998	76,305
1	Ginnie Mae I Pool	7.750%	2/15/27	143	168
1	Ginnie Mae I Pool	8.000%	8/15/31	28,196	33,168
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	6,252	6,609
1	Ginnie Mae I Pool	9.000%	3/15/14–5/15/21	4,025	4,259
1	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	31	32
1	Ginnie Mae I Pool	9.500%	12/15/13–9/15/21	2,328	2,471
1	Ginnie Mae I Pool	10.000%	2/15/14–7/15/19	102	106
1	Ginnie Mae I Pool	11.000%	7/15/13–2/15/18	4	4
1	Ginnie Mae I Pool	11.500%	1/15/13–8/15/13	9	11
1	Ginnie Mae I Pool	13.500%	12/15/14	3	3
1	Ginnie Mae II Pool	4.000%	4/20/39–9/20/40	96,144	103,740
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–2/1/42	378,883	414,417
[1,3]	Ginnie Mae II Pool	5.000%	10/20/32–2/1/42	1,517,843	1,678,161
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	119,411	132,608
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	305,883	341,429
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	70,960	80,486
1	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	892	1,057
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	345	400
1	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	84	86
1	Ginnie Mae II Pool	8.500%	3/20/16–1/20/17	440	478
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	133	153
1	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	31	34
1	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	9	10
1	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	25	26
1	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	11	11
1	Ginnie Mae II Pool	12.000%	6/20/14–12/20/15	19	19
1	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	8	9
1	Ginnie Mae II Pool	13.000%	9/20/13–11/20/14	5	5
1	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	3	5
					38,387,790
Nonconventional Mortgage-Backed Securities (0.9%)
[1,2]	Fannie Mae Pool	4.240%	1/1/20	2,750	3,106
[1,2]	Fannie Mae Pool	4.430%	3/1/20	2,054	2,354
[1,2]	Fannie Mae Pool	4.570%	5/1/19	5,777	6,644
[1,4]	Ginnie Mae REMICS	0.481%	2/20/37	20,391	20,180
1	Ginnie Mae REMICS	5.000%	2/16/37–6/16/37	147,637	163,578
1	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	40,659	46,670
1	Ginnie Mae REMICS	6.000%	10/20/39	81,903	89,821
1	Ginnie Mae REMICS	6.500%	4/20/31	4,430	4,857
					337,210

64

GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government Securities (0.2%)
United States Treasury Inflation Indexed Bonds	2.000%	4/15/12	74,000	83,032
Total U.S. Government and Agency Obligations (Cost $36,792,395)				38,808,032
Temporary Cash Investments (12.2%)
Repurchase Agreements (12.2%)
Bank of America Securities LLC
(Dated 1/31/12, Repurchase Value
$86,401,000, collateralized by
Federal National Mortgage Assn.
4.000%, 12/1/41)	0.220%	2/1/12	86,400	86,400
Bank of America Securities LLC
(Dated 1/25/12, Repurchase Value
$500,056,000, collateralized by
Federal Home Loan Mortgage Corp.
5.500%, 1/1/38, Federal National
Mortgage Assn. 2.449%–6.500%,
11/1/20–2/1/42)	0.150%	2/21/12	500,000	500,000
BNP Paribas Securities Corp.
(Dated 1/24/12, Repurchase Value
$1,000,117,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–6.500%, 9/1/15–1/1/42,
Federal National Mortgage Assn.
3.000%–7.500%, 1/1/18–8/1/47,
Government National Mortgage Assn.
3.500%–6.000%, 3/15/25–1/15/42)	0.150%	2/21/12	1,000,000	1,000,000
Credit Suisse Securities (USA) LLC
(Dated 1/24/12, Repurchase Value
$1,000,117,000, collateralized by
Federal National Mortgage Assn.
3.000%–6.500%, 9/1/26–8/1/48)	0.150%	2/21/12	1,000,000	1,000,000
Credit Suisse Securities (USA) LLC
(Dated 1/31/12, Repurchase Value
$266,601,000, collateralized by
U.S. Treasury Note 0.375%–2.625%,
7/31/13–11/15/20)	0.180%	2/1/12	266,600	266,600
Deutsche Bank Securities Inc.
(Dated 1/31/12, Repurchase Value
$56,800,000, collateralized by
Government National Mortgage Assn.
4.000%–5.000%, 4/15/40–8/20/41)	0.240%	2/1/12	56,800	56,800
Deutsche Bank Securities Inc.
(Dated 1/24/12, Repurchase Value
$500,054,000, collateralized by
Federal National Mortgage Assn.
3.500%–5.500%, 7/1/25–1/1/42)	0.140%	2/21/12	500,000	500,000
Goldman Sachs & Co.
(Dated 1/25/12, Repurchase Value
$1,000,113,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–6.000%, 12/1/22–1/1/42,
Federal National Mortgage Assn.
3.000%–6.500%, 12/1/16–12/1/41)	0.150%	2/21/12	1,000,000	1,000,000

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GNMA Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA
(Dated 1/31/12, Repurchase Value
$15,600,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000%–5.500%, 9/1/33–12/1/41)	0.220%	2/1/12	15,600	15,600
Morgan Stanley & Co. Inc.
(Dated 1/31/12, Repurchase Value
$45,000,000, collateralized by
Federal National Mortgage Assn.
4.500%, 6/1/31)	0.230%	2/1/12	45,000	45,000
RBC Capital Markets LLC
(Dated 1/31/12, Repurchase Value
$145,401,000, collateralized by
Federal Home Loan Mortgage Corp.
3.054%, 4/1/41, Federal National
Mortgage Assn. 2.914%–4.000%,
5/1/16–11/1/41)	0.210%	2/1/12	145,400	145,400
UBS Securities LLC
(Dated 1/31/12, Repurchase Value
$117,401,000, collateralized by
Federal Home Loan Mortgage Corp.
3.000%, 10/1/26, Federal National
Mortgage Assn. 4.000%, 1/1/42)	0.240%	2/1/12	117,400	117,400
Total Temporary Cash Investments (Cost $4,733,200)				4,733,200
Total Investments (111.8%) (Cost $41,525,595)				43,541,232
Other Assets and Liabilities (-11.8%)
Other Assets[5]				3,145,947
Liabilities				(7,729,709)
				(4,583,762)
Net Assets (100%)				38,957,470

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				43,541,232
Receivables for Investment Securities Sold				2,944,513
Other Assets[5]				201,434
Total Assets				46,687,179
Liabilities
Payables for Investment Securities Purchased				7,596,528
Other Liabilities				133,181
Total Liabilities				7,729,709
Net Assets				38,957,470

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GNMA Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	36,906,837
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	39,551
Unrealized Appreciation (Depreciation)
Investment Securities	2,015,637
Futures Contracts	(4,555)
Net Assets	38,957,470

Investor Shares—Net Assets
Applicable to 1,366,560,236 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,151,493
Net Asset Value Per Share—Investor Shares	$11.09

Admiral Shares—Net Assets
Applicable to 2,147,135,105 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	23,805,977
Net Asset Value Per Share—Admiral Shares	$11.09

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2012.
4 Adjustable-rate security.
5 Cash of $6,531,000, has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Interest	1,246,361
Total Income	1,246,361
Expenses
Investment Advisory Fees—Note B	3,330
The Vanguard Group—Note C
Management and Administrative—Investor Shares	23,973
Management and Administrative—Admiral Shares	15,966
Marketing and Distribution—Investor Shares	3,917
Marketing and Distribution—Admiral Shares	4,827
Custodian Fees	1,603
Auditing Fees	32
Shareholders’ Reports—Investor Shares	429
Shareholders’ Reports—Admiral Shares	127
Trustees’ Fees and Expenses	72
Total Expenses	54,276
Net Investment Income	1,192,085
Realized Net Gain (Loss)
Investment Securities Sold	583,005
Futures Contracts	18,657
Realized Net Gain (Loss)	601,662
Change in Unrealized Appreciation (Depreciation)
Investment Securities	982,730
Futures Contracts	1,079
Change in Unrealized Appreciation (Depreciation)	983,809
Net Increase (Decrease) in Net Assets Resulting from Operations	2,777,556

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,192,085	1,237,162
Realized Net Gain (Loss)	601,662	727,046
Change in Unrealized Appreciation (Depreciation)	983,809	71,634
Net Increase (Decrease) in Net Assets Resulting from Operations	2,777,556	2,035,842
Distributions
Net Investment Income
Investor Shares	(464,936)	(566,169)
Admiral Shares	(727,149)	(671,525)
Realized Capital Gain[1]
Investor Shares	(169,616)	(379,701)
Admiral Shares	(267,920)	(538,787)
Total Distributions	(1,629,621)	(2,156,182)
Capital Share Transactions
Investor Shares	312,464	(3,467,218)
Admiral Shares	1,501,028	3,326,645
Net Increase (Decrease) from Capital Share Transactions	1,813,492	(140,573)
Total Increase (Decrease)	2,961,427	(260,913)
Net Assets
Beginning of Period	35,996,043	36,256,956
End of Period	38,957,470	35,996,043

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $369,170,000 and $718,088,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.73	$10.76	$10.53	$10.47	$10.16
Investment Operations
Net Investment Income	.353	.359	.402	.511	.533
Net Realized and Unrealized Gain (Loss)
on Investments	.488	.245	.302	.060	.310
Total from Investment Operations	.841	.604	.704	.571	.843
Distributions
Dividends from Net Investment Income	(.353)	(.359)	(.402)	(.511)	(.533)
Distributions from Realized Capital Gains	(.128)	(.275)	(.072)	—	—
Total Distributions	(.481)	(.634)	(.474)	(.511)	(.533)
Net Asset Value, End of Period	$11.09	$10.73	$10.76	$10.53	$10.47

Total Return[1]	7.96%	5.71%	6.81%	5.65%	8.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,151	$14,384	$17,800	$15,007	$12,916
Ratio of Total Expenses to
Average Net Assets	0.21%	0.23%	0.23%	0.22%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.26%	3.71%	4.92%	5.22%
Portfolio Turnover Rate	189%[2]	386%[2]	272%[2]	63%	21%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.73	$10.76	$10.53	$10.47	$10.16
Investment Operations
Net Investment Income	.364	.372	.413	.522	.543
Net Realized and Unrealized Gain (Loss)
on Investments	.488	.245	.302	.060	.310
Total from Investment Operations	.852	.617	.715	.582	.853
Distributions
Dividends from Net Investment Income	(.364)	(.372)	(.413)	(.522)	(.543)
Distributions from Realized Capital Gains	(.128)	(.275)	(.072)	—	—
Total Distributions	(.492)	(.647)	(.485)	(.522)	(.543)
Net Asset Value, End of Period	$11.09	$10.73	$10.76	$10.53	$10.47

Total Return[1]	8.07%	5.84%	6.92%	5.76%	8.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,806	$21,612	$18,457	$14,734	$10,978
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.13%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.35%	3.38%	3.81%	5.02%	5.32%
Portfolio Turnover Rate	189%[2]	386%[2]	272%[2]	63%	21%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 147%, 207%, and 114% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included

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GNMA Fund

in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the fund as purchases and sales continues to be appropriate.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2012, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

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GNMA Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $6,182,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	38,808,032	—
Temporary Cash Investments	—	4,733,200	—
Futures Contracts—Liabilities[1]	(1,099)	—	—
Total	(1,099)	43,541,232	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2012	(5,024)	(664,424)	(4,555)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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GNMA Fund

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $37,083,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2012, the fund had short-term and long-term capital gains of $72,870,000 and $23,422,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $61,296,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2012, the cost of investment securities for tax purposes was $41,586,891,000.

Net unrealized appreciation of investment securities for tax purposes was $1,954,341,000, consisting of unrealized gains of $1,967,508,000 on securities that had risen in value since their purchase and $13,167,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2012, the fund purchased $69,824,480,000 of investment securities and sold $68,189,441,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,978,347	359,665	4,127,957	379,474
Issued in Lieu of Cash Distributions	572,486	51,978	838,186	77,383
Redeemed	(4,238,369)	(386,145)	(8,433,361)	(769,705)
Net Increase (Decrease)—Investor Shares	312,464	25,498	(3,467,218)	(312,848)
Admiral Shares
Issued	4,988,042	451,990	7,588,154	691,156
Issued in Lieu of Cash Distributions	783,731	71,147	962,513	88,967
Redeemed	(4,270,745)	(390,877)	(5,224,022)	(480,165)
Net Increase (Decrease)—Admiral Shares	1,501,028	132,260	3,326,645	299,958

I. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Treasury Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	2.28%	2.37%

Financial Attributes
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	37	36	7,829
Yield to Maturity
(before expenses)	2.7%	2.7%	2.1%
Average Coupon	4.4%	4.7%	4.0%
Average Duration	15.0 years	16.2 years	4.9 years
Average Effective
Maturity	21.2 years	24.3 years	7.0 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	14.2%
Treasury/Agency	85.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.99	0.47
Beta	1.00	3.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.7%
1 - 3 Years	12.6
3 - 5 Years	1.5
10 - 20 Years	24.9
20 - 30 Years	60.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Investor
Shares	32.53%	10.84%	8.60%	$22,818
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547

Barclays Capital U.S. Long Treasury
Bond Index	32.74	11.16	8.81	23,255
General U.S. Treasury Funds Average	18.10	8.38	6.40	18,594
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares	32.66%	10.99%	8.75%	$115,629
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. Long Treasury Bond
Index	32.74	11.16	8.81	116,273

See Financial Highlights for dividend and capital gains information.

77

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012

				Barclays
				Long
			Investor Shares	Treasury
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.80%	8.97%	14.77%	14.91%
2004	4.95	-0.01	4.94	4.59
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	29.28%	10.64%	4.82%	3.90%	8.72%
Admiral Shares	2/12/2001	29.41	10.78	4.97	3.90	8.87

78

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	U.S. Government and Agency Obligations (98.4%)
	U.S. Government Securities (84.3%)
1	United States Treasury Note/Bond	6.250%	8/15/23	226,500	326,124
	United States Treasury Note/Bond	6.000%	2/15/26	81,500	117,793
	United States Treasury Note/Bond	6.500%	11/15/26	15,500	23,557
	United States Treasury Note/Bond	6.375%	8/15/27	2,000	3,035
	United States Treasury Note/Bond	5.250%	11/15/28	84,000	115,841
	United States Treasury Note/Bond	5.250%	2/15/29	174,950	241,760
	United States Treasury Note/Bond	5.375%	2/15/31	75,500	107,505
	United States Treasury Note/Bond	3.500%	2/15/39	176,500	197,322
	United States Treasury Note/Bond	4.250%	5/15/39	187,500	237,099
	United States Treasury Note/Bond	4.500%	8/15/39	28,000	36,798
	United States Treasury Note/Bond	4.375%	11/15/39	220,000	283,765
	United States Treasury Note/Bond	4.625%	2/15/40	106,750	143,045
	United States Treasury Note/Bond	4.375%	5/15/40	312,500	403,222
	United States Treasury Note/Bond	3.875%	8/15/40	277,000	329,586
	United States Treasury Note/Bond	4.250%	11/15/40	85,500	108,251
	United States Treasury Note/Bond	4.750%	2/15/41	1,500	2,052
	United States Treasury Note/Bond	4.375%	5/15/41	26,000	33,601
	United States Treasury Note/Bond	3.750%	8/15/41	240,000	279,751
	United States Treasury Note/Bond	3.125%	11/15/41	221,250	229,374
					3,219,481
	Conventional Mortgage-Backed Securities (14.1%)
	[2,3,4] Fannie Mae Pool	3.000%	3/1/27	7,250	7,534
	[2,3,4] Fannie Mae Pool	3.500%	2/1/27–2/1/42	17,917	18,762
	[2,3,4] Fannie Mae Pool	4.000%	2/1/41–3/1/42	21,284	22,480
	[2,3,4] Fannie Mae Pool	4.500%	6/1/41–2/1/42	23,676	25,302
	[2,3,4] Fannie Mae Pool	5.000%	7/1/35–3/1/42	50,610	54,675
	[2,3,4] Fannie Mae Pool	5.500%	2/1/42	54,750	59,558
	[2,3,4] Fannie Mae Pool	6.000%	2/1/26–3/1/42	36,064	39,542
	[2,3,4] Freddie Mac Gold Pool	3.000%	3/1/27	1,000	1,039
	[2,3,4] Freddie Mac Gold Pool	3.500%	2/1/27–1/1/42	10,250	10,726
	[2,3,4] Freddie Mac Gold Pool	4.000%	5/1/13–10/1/41	23,665	24,995
[2,3]	Freddie Mac Gold Pool	4.500%	1/1/13–2/1/42	40,019	42,647
	[2,3,4] Freddie Mac Gold Pool	5.000%	10/1/14–3/1/42	37,830	40,699
	[2,3,4] Freddie Mac Gold Pool	5.500%	2/1/42	32,500	35,232
	[2,3,4] Freddie Mac Gold Pool	6.000%	2/1/42	14,000	15,347
[3,4]	Ginnie Mae I Pool	4.000%	2/1/42	12,500	13,477
[3,4]	Ginnie Mae I Pool	5.000%	1/15/38–2/1/42	26,744	29,639

79

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Ginnie Mae I Pool	5.500%	4/15/33–2/15/41	5,745	6,425
[3,4] Ginnie Mae II Pool	4.000%	2/1/42	21,250	22,870
[3,4] Ginnie Mae II Pool	4.500%	2/1/42	45,750	49,839
[3,4] Ginnie Mae II Pool	5.000%	4/20/38–2/1/42	11,615	12,831
3 Ginnie Mae II Pool	5.500%	6/20/41	5,261	5,827
				539,446
Total U.S. Government and Agency Obligations (Cost $3,240,937)				3,758,927
Temporary Cash Investments (9.7%)
Repurchase Agreements (2.6%)
RBC Capital Markets LLC
(Dated 1/31/12, Repurchase Value
$49,000,000, collateralized by U.S.
Treasury Note/Bond 1.500%, 8/31/18)	0.140%	2/1/12	49,000	49,000
Goldman Sachs & Co.
(Dated 1/31/12, Repurchase Value
$50,073,000, collateralized by U.S.
Treasury Inflation Adjusted Note
1.625%, 1/15/18)	0.200%	2/1/12	50,073	50,073
				99,073
U.S. Government and Agency Obligations (7.1%)
5 Federal Home Loan Bank Discount Notes	0.005%	2/3/12	6,300	6,300
United States Treasury Bill	0.013%–.0160%	4/5/12	177,000	176,986
United States Treasury Bill	0.010%	4/12/12	87,000	86,991
				270,277
Total Temporary Cash Investments (Cost $369,367)				369,350
Total Investments (108.1%) (Cost $3,610,304)				4,128,277
Other Assets and Liabilities (-8.1%)
Other Assets				258,813
Liabilities				(566,697)
				(307,884)
Net Assets (100%)				3,820,393

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				4,128,277
Receivables for Investment Securities Sold				206,230
Other Assets				52,583
Total Assets				4,387,090
Liabilities
Payables for Investment Securities Purchased				553,343
Other Liabilities				13,354
Total Liabilities				566,697
Net Assets				3,820,393

80

Long-Term Treasury Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,263,005
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	32,471
Unrealized Appreciation (Depreciation)
Investment Securities	517,973
Futures Contracts	6,944
Net Assets	3,820,393

Investor Shares—Net Assets
Applicable to 121,730,966 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,620,924
Net Asset Value Per Share—Investor Shares	$13.32

Admiral Shares—Net Assets
Applicable to 165,180,779 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,199,469
Net Asset Value Per Share—Admiral Shares	$13.32

See Note A in Notes to Financial Statements.
1 Securities with a value of $19,541,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2012.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

81

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Interest	105,890
Total Income	105,890
Expenses
The Vanguard Group—Note B
Investment Advisory Services	365
Management and Administrative—Investor Shares	2,104
Management and Administrative—Admiral Shares	1,048
Marketing and Distribution—Investor Shares	362
Marketing and Distribution—Admiral Shares	454
Custodian Fees	88
Auditing Fees	31
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	3
Total Expenses	4,528
Net Investment Income	101,362
Realized Net Gain (Loss)
Investment Securities Sold	107,299
Futures Contracts	84,009
Realized Net Gain (Loss)	191,308
Change in Unrealized Appreciation (Depreciation)
Investment Securities	576,389
Futures Contracts	6,941
Change in Unrealized Appreciation (Depreciation)	583,330
Net Increase (Decrease) in Net Assets Resulting from Operations	876,000

See accompanying Notes, which are an integral part of the Financial Statements.

82

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	101,362	121,133
Realized Net Gain (Loss)	191,308	106,055
Change in Unrealized Appreciation (Depreciation)	583,330	(138,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	876,000	88,842
Distributions
Net Investment Income
Investor Shares	(43,000)	(60,508)
Admiral Shares	(58,362)	(60,625)
Realized Capital Gain[1]
Investor Shares	(58,818)	(38,585)
Admiral Shares	(80,661)	(47,303)
Total Distributions	(240,841)	(207,021)
Capital Share Transactions
Investor Shares	102,602	(164,465)
Admiral Shares	272,509	401,303
Net Increase (Decrease) from Capital Share Transactions	375,111	236,838
Total Increase (Decrease)	1,010,270	118,659
Net Assets
Beginning of Period	2,810,123	2,691,464
End of Period	3,820,393	2,810,123

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $61,228,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

83

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.77	$11.15	$12.21	$11.76	$10.99
Investment Operations
Net Investment Income	.382	.462	.475	.499	.533
Net Realized and Unrealized Gain (Loss)
on Investments	3.058	(.046)	(.623)	.563	.855
Total from Investment Operations	3.440	.416	(.148)	1.062	1.388
Distributions
Dividends from Net Investment Income	(.382)	(.462)	(.474)	(.502)	(.533)
Distributions from Realized Capital Gains	(.508)	(.334)	(.438)	(.110)	(.085)
Total Distributions	(.890)	(.796)	(.912)	(.612)	(.618)
Net Asset Value, End of Period	$13.32	$10.77	$11.15	$12.21	$11.76

Total Return[1]	32.53%	3.58%	-1.35%	9.25%	13.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,621	$1,244	$1,446	$1,897	$1,518
Ratio of Total Expenses to
Average Net Assets	0.20%	0.22%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.14%	3.98%	4.12%	4.19%	4.78%
Portfolio Turnover Rate	229%[2]	52%	77%	80%	37%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.77	$11.15	$12.21	$11.76	$10.99
Investment Operations
Net Investment Income	.395	.476	.490	.516	.551
Net Realized and Unrealized Gain (Loss)
on Investments	3.058	(.046)	(.623)	.563	.855
Total from Investment Operations	3.453	.430	(.133)	1.079	1.406
Distributions
Dividends from Net Investment Income	(.395)	(.476)	(.489)	(.519)	(.551)
Distributions from Realized Capital Gains	(.508)	(.334)	(.438)	(.110)	(.085)
Total Distributions	(.903)	(.810)	(.927)	(.629)	(.636)
Net Asset Value, End of Period	$13.32	$10.77	$11.15	$12.21	$11.76

Total Return[1]	32.66%	3.71%	-1.23%	9.41%	13.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,199	$1,567	$1,245	$1,499	$1,190
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.24%	4.10%	4.25%	4.33%	4.94%
Portfolio Turnover Rate	229%[2]	52%	77%	80%	37%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 119% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

85

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and

86

Long-Term Treasury Fund

receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls only with highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management has concluded that treating the mortgage-dollar-roll arrangements entered into by the fund as purchases and sales continues to be appropriate.

5. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

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Long-Term Treasury Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $613,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,758,927	—
Temporary Cash Investments	—	369,350	—
Futures Contracts—Assets[1]	3,946	—	—
Futures Contracts—Liabilities[1]	(199)	—	—
Total	3,747	4,128,277	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra Long U.S. Treasury Bond	March 2012	1,888	302,021	4,023
2-Year U.S. Treasury Note	March 2012	(1,260)	(278,145)	(347)
30-Year U.S. Treasury Bond	March 2012	1,494	217,284	3,265
5-Year U.S. Treasury Note	March 2012	619	76,785	3
10-Year U.S. Treasury Note	March 2012	(204)	(26,979)	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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Long-Term Treasury Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,417,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2012, the fund had short-term and long-term capital gains of $25,317,000 and $18,127,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $2,076,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2012, the cost of investment securities for tax purposes was $3,614,333,000.

Net unrealized appreciation of investment securities for tax purposes was $513,944,000, consisting of unrealized gains of $516,392,000 on securities that had risen in value since their purchase and $2,448,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $7,461,316,000 of investment securities and sold $7,158,591,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	510,017	40,223	597,017	50,682
Issued in Lieu of Cash Distributions	96,669	7,572	92,171	8,124
Redeemed	(504,084)	(41,527)	(853,653)	(73,078)
Net Increase (Decrease)—Investor Shares	102,602	6,268	(164,465)	(14,272)
Admiral Shares
Issued	827,487	65,533	971,948	82,689
Issued in Lieu of Cash Distributions	118,177	9,239	90,599	8,024
Redeemed	(673,155)	(55,047)	(661,244)	(56,932)
Net Increase (Decrease)—Admiral Shares	272,509	19,725	401,303	33,781

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

89

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.5% of income dividends are interest-related dividends.

90

Special 2011 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,182,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $227,662,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 98.8% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $74,741,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $86,900,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

91

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

92

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2011	1/31/2012	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,008.55	$0.96
Admiral Shares	1,000.00	1,008.99	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,014.23	$0.96
Admiral Shares	1,000.00	1,014.67	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,052.08	$0.98
Admiral Shares	1,000.00	1,052.54	0.52
GNMA Fund
Investor Shares	$1,000.00	$1,035.47	$1.03
Admiral Shares	1,000.00	1,035.92	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,216.24	$1.06
Admiral Shares	1,000.00	1,216.77	0.56

93

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2011	1/31/2012	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.19% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.19% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.19% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.20% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Treasury Fund, 0.19% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

94

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

95

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

96

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	Michael S. Miller
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	James M. Norris
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	Glenn W. Reed
Incorporated (communications equipment); Director of	Martha G. King	George U. Sauter
Corning Incorporated (2000-2010) and Dow Corning	Chris D. McIsaac
(2001-2010); Director of SPX Corporation (multi-
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032012

Annual Report | January 31, 2012

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard High-Yield Corporate Fund

> Corporate bond yields were low at the start of the 12-month period, but they moved even lower as stock market volatility increased.

> For the 12 months ended January 31, 2012, the Vanguard Corporate Bond Funds posted returns that ranged from 2.46% (for Investor Shares of the Short-Term Investment-Grade Fund) to 22.09% (for Admiral Shares of the Long-Term Investment-Grade Fund).

> For the ten years through January 31, three of the four corporate bond funds lagged their benchmark indexes, but all of the funds were ahead of their peers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Short-Term Investment-Grade Fund.	15
Intermediate-Term Investment-Grade Fund.	41
Long-Term Investment-Grade Fund.	63
High-Yield Corporate Fund.	81
About Your Fund’s Expenses.	98
Glossary.	101

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2012

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.81%	2.75%	-0.29%	2.46%
Admiral™ Shares	1.89	2.84	-0.29	2.55
Institutional Shares	1.93	2.89	-0.29	2.60
Barclays Capital U.S. 1–5 Year Credit Bond Index				3.93
1–5 Year Investment-Grade Debt Funds Average				2.74
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	3.04%	4.56%	4.62%	9.18%
Admiral Shares	3.13	4.67	4.62	9.29
Barclays Capital U.S. 5–10 Year Credit Bond Index				10.37
Intermediate Investment-Grade Debt Funds
Average				7.23
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Vanguard Long-Term Investment-Grade Fund
Investor Shares	4.56%	6.29%	15.68%	21.97%
Admiral Shares	4.65	6.41	15.68	22.09
Barclays Capital U.S. Long Credit A or Better
Bond Index				22.56
Corporate A-Rated Debt Funds Average				7.98
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

Vanguard High-Yield Corporate Fund
Investor Shares	5.83%	7.35%	0.69%	8.04%
Admiral Shares	5.92	7.46	0.69	8.15
Barclays Capital U.S. Corporate High Yield Bond
Index				5.83
High-Current-Yield Funds Average				3.84
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

Safety and a search for higher yields were key themes for the bond market during the fiscal year ended January 31, 2012. Concern about the impact the European debt crisis would have on the global financial system dominated much of the second half of the funds’ fiscal year, with investors seeking shelter from the volatile stock market in less-risky fixed income investments. And within fixed income, the Federal Reserve’s “Operation Twist” program, which seeks to stimulate the economy by keeping short-term interest rates near zero and pushing longer-term rates lower, encouraged investors seeking more yield to move further out along the maturity curve.

In this environment, the Short-Term Investment-Grade Fund returned about 2%; the Intermediate-Term Investment-Grade Fund, more than 9%; and the Long-Term Investment-Grade Fund, almost 22%. (Unless otherwise noted, returns mentioned in this letter are for Investor Shares.) All three investment-grade funds were a step behind their benchmark indexes. The short-term fund’s return also modestly lagged the average return of its peer funds, but its intermediate- and long-term counterparts outpaced their peers by around 2 and 14 percentage points, respectively. The High-Yield Corporate Bond Fund’s tilt towards higher-quality bonds, along with investor demand for yield, helped the fund return more than 8%—about 2 percentage points more than its benchmark index and more than 4 percentage points above its peers.

The 30-day SEC yield for each fund was lower at the end of January 2012 than it had been the year before. Capital returns varied significantly—from slightly negative for the low-yielding Short-Term Investment-Grade Fund to more than 15% for the Long-Term Investment-Grade Fund.

Modest yields and high returns in the bond market
Bonds ended the fiscal year with surprisingly strong returns. At the start of the period, the 10-year U.S. Treasury note’s slender yield of 3.38% seemed like a good reason to temper expectations. As stock market volatility spiked and investors put a premium on safety, however, yields moved lower still. The 10-year T-note finished the period at 1.80%. The Barclays Capital U.S. Aggregate Bond Index, a broad taxable bond market benchmark, returned 8.66%.

Municipal bonds did even better, as prices snapped back from a fear-driven plunge in the months preceding the new fiscal year. Although last year’s low expectations proved misguided, it’s worth remembering that low yields do imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.66%	7.40%	6.70%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	14.10	8.10	5.76
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.10	1.27

Stocks
Russell 1000 Index (Large-caps)	3.95%	20.01%	0.55%
Russell 2000 Index (Small-caps)	2.86	23.03	1.19
Dow Jones U.S. Total Stock Market Index	3.55	20.54	0.88
MSCI All Country World Index ex USA (International)	-8.75	16.70	-1.71

CPI
Consumer Price Index	2.93%	2.39%	2.29%

Savings instruments such as the 3-month Treasury bill returned a little more than 0%, consistent with the Federal Reserve’s target for the shortest-term interest rates.

Volatility was a constant in fast-changing markets
For the 12 months ended January 31, the broad U.S. stock market returned 3.55%. This modest result reflected rallies and reversals driven by drama on the global stage, including Europe’s debt crisis and rating agency Standard & Poor’s decision to downgrade the U.S. credit rating. (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

The recent volatility is consistent with the pattern of the past five years, as suggested by the figures in the Market Barometer. The dramatic differences in average annual returns over the one-, three-, and five-year periods are a consequence of the stock market’s heady spikes and precipitous declines.

Although the outcome is different, this turbulence is also apparent in the returns of international stock markets. In the past 12 months, non-U.S. stock markets delivered negative results. Weakness was widespread, with the worst returns in Europe and Japan.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.22%	0.11%	0.07%	0.84%
Intermediate-Term Investment-Grade
Fund	0.22	0.10	—	0.89
Long-Term Investment-Grade Fund	0.24	0.12	—	1.03
High-Yield Corporate Fund	0.25	0.13	—	1.17

The fund expense ratios shown are from the prospectuses dated February 10, 2012 (for the Short-, Intermediate-, and Long-Term Investment-Grade Funds), and May 26, 2011 (for the High-Yield Corporate Fund). They represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High-Current-Yield Funds.

Risk aversion waxed and waned
Riskier assets were in favor at the beginning of the funds’ fiscal year. Investors remained relatively serene during the turmoil in the Middle East and the disasters in Japan, partly because of indications that the U.S. economy might be beginning to gain traction. Their appetite for risk was reflected in a decrease in the difference between the yields of corporate bonds and those of comparable U.S. Treasuries (a narrowing spread between them indicates that investors are becoming more comfortable with this grade of bonds). Corporate bond issuers took advantage of the exceptionally low interest rates to increase issuance.

Total Returns
Ten Years Ended January 31, 2012
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	4.07%
Barclays Capital U.S. 1–5 Year Credit Bond Index	5.01
1–5 Year Investment-Grade Debt Funds Average	3.10
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Intermediate-Term Investment-Grade Fund Investor Shares	6.32%
Barclays Capital U.S. 5–10 Year Credit Bond Index	7.03
Intermediate Investment-Grade Debt Funds Average	4.83
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Long-Term Investment-Grade Fund Investor Shares	7.92%
Barclays Capital U.S. Long Credit A or Better Bond Index	7.76
Corporate A-Rated Debt Funds Average	5.04
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

High-Yield Corporate Fund Investor Shares	7.05%
Barclays Capital U.S. Corporate High Yield Bond Index	9.10
High-Current-Yield Funds Average	6.99
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Nerves began to fray, however, amid increased anxiety over the sovereign-debt crisis in Europe and a congressional stalemate over U.S. fiscal policy. As volatility in the stock market ratcheted up, investors turned from corporate bonds to “risk-free” Treasuries, with the spread between the two widening. Bonds issued by financial companies were the hardest hit and new issuance dropped off, especially among high-yield borrowers.

Moves by the European Central Bank to provide liquidity to banks in Europe, along with an upswing in spending and an improvement in the labor market in the United States, led to a modest narrowing of spreads in the last two months of the funds’ fiscal year. This time financials led the way, though they still finished the year far behind utilities and industrials.

As investors turned to bonds to escape the vicissitudes of the equity markets, they focused on longer-term maturities for their higher yields, and higher-rated bonds for their safety. Unsurprisingly, with interest rates so low, the Short-Term Investment-Grade Fund returned 2.46%; the Intermediate-Term Investment-Grade Fund, however, returned 9.18%, and the Long-Term Investment-Grade Fund returned 21.97%.

The burgeoning appetite for bonds also benefited higher-grade high-yield bonds. The high-quality orientation of the High-

Yields
		30-Day SEC
	Yields on January 31,
Bond Fund	2011	2012
Short-Term Investment-Grade
Investor Shares	1.89%	1.81%
Admiral Shares	2.00	1.89
Institutional Shares	2.04	1.93
Intermediate-Term Investment-Grade
Investor Shares	3.54%	3.04%
Admiral Shares	3.66	3.13
Long-Term Investment-Grade
Investor Shares	5.63%	4.56%
Admiral Shares	5.75	4.65
High-Yield Corporate
Investor Shares	6.16%	5.83%
Admiral Shares	6.28	5.92

Yield Corporate Fund—about 5 percent of its holdings at the end of the year were not rated or were rated lower than B, compared with about 16% for the benchmark—helped the fund outperform its comparative standards. Its return of 8.04% exceeded that of its benchmark by more than 2 percentage points and was more than double the average return for its peer group.

For more information about the advisors’ strategies and the funds’ positioning during the year, please see the Advisors’ Report that follows this letter.

The role of credit analysis and low costs in the funds’ performance
Vanguard Corporate Bond Funds have a solid track record. For the decade ended January 31, 2012, three of the funds lagged their benchmark indexes, but all of the funds outpaced their peer groups.

In the case of the investment-grade funds, the outperformance ranged from about 1 to 3 percentage points, which is a significant edge, especially over a ten-year period. The High-Yield Corporate Fund’s outperformance was more modest, in part due to the high-quality orientation of its holdings, which can hamper the fund’s performance when high-yield bonds perform well (but help to cushion it when they don’t).

The rigorous credit analysis of Vanguard Fixed Income Group and Wellington Management Company, llp, has been a key factor in the funds’ performance, as have the low costs of the funds, which allow you to keep more of your returns.

Remain diversified come rain or shine
The performance of longer-term bonds over the past 12 months was as impressive as it was unexpected, given that yields were low at the beginning of the period and many analysts were forecasting rising interest rates and higher inflation.

A note of caution may be in order, however. The recent robust bond returns have been powered by falling interest rates. With little room for rates to move lower from where they are now, there is less opportunity for the kinds of gains we’ve seen in recent years.

We do believe bonds will continue to play an important role in a diversified portfolio by dampening the volatility of more risky assets like stocks. Individually or in combination, the Vanguard Corporate Bond Funds can help you to maintain a diversified portfolio that is consistent with your investment objectives and goals, and to do so at a low cost.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2012

Your Fund’s Performance at a Glance
January 31, 2011 , Through January 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.80	$10.73	$0.292	$0.039
Admiral Shares	10.80	10.73	0.302	0.039
Institutional Shares	10.80	10.73	0.306	0.039
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$9.94	$10.18	$0.428	$0.213
Admiral Shares	9.94	10.18	0.438	0.213
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$9.15	$10.50	$0.521	$0.083
Admiral Shares	9.15	10.50	0.531	0.083
Vanguard High-Yield Corporate Fund
Investor Shares	$5.78	$5.82	$0.405	$0.000
Admiral Shares	5.78	5.82	0.411	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds

Bonds extended their rally during the 12 months ended January 31, 2012. Gyrations in the stock markets helped generate enthusiasm for fixed income securities despite their low yields. The Barclays Capital U.S. Treasury Index returned 10.31%, and the Barclays U.S. Credit Index of investment-grade bonds returned 10.38%.

Investor Shares of the Short-Term Investment-Grade Fund returned 2.46% for the year, while Admiral and Institutional Shares returned 2.55% and 2.60%, respectively. For the Intermediate-Term Investment-Grade Fund, Investor Shares returned 9.18% and Admiral Shares 9.29%. The return of the short-term fund was a step behind the average for its peer group; the intermediate fund outpaced its peer average by almost 2 percentage points.

The investment environment
A number of factors contributed to the extreme volatility seen in the stock markets over the past 12 months. These included the earthquake and its collateral damage in Japan, uprisings in the Middle East, further international sanctions against Iran, and the congressional gridlock on the deficit in the United States. Greece also played a big role, seeming to teeter back and forth on the brink of default, with the financial markets alternating between collective gasps and sighs of relief.

The U.S. bond market
Throughout the fiscal year, the Federal Reserve continued to use monetary policy in an attempt to spur economic activity. Its tactics resulted in some further flattening of the yield curve for Treasuries.

There was little room for further decline at the shortest end of the curve, given that the Fed’s target for the shortest-term interest rates has stood at 0%–0.25% since 2008. That target appears unlikely to shift anytime soon; Fed officials, following

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2011	2012
2 years	0.57%	0.22%
3 years	0.96	0.29
5 years	1.96	0.71
10 years	3.38	1.80
30 years	4.57	2.94
Source: Vanguard.

their new policy of being more forthcoming about their views, stated in January that economic conditions were likely to warrant a low target rate until late 2014.

The Federal Reserve was also at work at the longer end of the yield curve, with the aim of bringing down longer-term interest rates to help households and corporations borrow more cheaply. The Fed’s “Quantitative Easing II” program, which was in place from late 2010 through the end of June 2011, involved buying $600 billion in longer-term Treasuries to push up prices (and thereby push down yields). Then in September, the Fed announced a program dubbed “Operation Twist,” in which the central bank is selling about $400 billion in shorter-term Treasury bonds and using the proceeds to buy longer-term bonds.

These monetary policy developments, along with greater investor demand for bonds, helped push down the longer end of the yield curve for Treasuries: The 1–year Treasury yield slipped by 30 basis points, the 10-year yield by 158, and the 30–year yield by 163. Investment-grade bonds saw slightly less movement as heightened risk aversion widened their yield spreads against Treasuries.

In this environment, 1- to 3-year investment-grade bonds returned 2.36%, while 5- to 10-year bonds returned 10.37%. Among corporate investment-grade bonds, utility and industrial issues were the best performers, with returns of 14.58% and 12.19%, respectively. Investors had less appetite for bonds issued by financial institutions, which returned 6.35%. (All of these returns are based on Barclays Capital indexes.)

Management of the funds
Yields at historically low levels, signs of the economy beginning to gain traction, and increases in both food and fuel prices—all of this made higher inflation and a rise in interest rates seem likely a year ago. Against that backdrop, the short-term and intermediate-term funds started the fiscal year with shorter durations than their benchmarks, making them less sensitive to a rise in interest rates.

But events conspired against the short-duration strategy: Inflation remained contained, and yields were driven lower by the Federal Reserve’s actions together with demand for high-quality securities stemming from anxiety over European sovereign debt.

Early in the period, concerns about Europe led us to sell higher-volatility holdings, especially among financial securities, asset-backed securities, commercial mortgage-backed securities, and securities issued by companies sensitive to developments in Europe. This adjustment helped dampen the two funds’ volatility while maintaining their diversification in terms of credit quality.

We also moved to reduce volatility by increasing our holdings in Treasuries, doing so well ahead of the spike in volatility that materialized between August and October. In the Short-Term Investment-Grade Fund, the allocation to Treasuries rose from around 5% of assets at the beginning of the year to more than 10% by April; in the Intermediate-Term Investment-Grade Fund, it rose from around 1% to more than 6% by May.

Looking ahead, we are cautiously optimistic. Although bond yields are expected to eventually rise from today’s low levels, we have slightly reduced the funds’ durations relative to their benchmarks, given that interest rates may stay low for some time. And, although the finance sector has suffered from risk aversion, we see good potential returns for the level of risk associated with some issuers in this sector.

Robert F. Auwaerter, Principal
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
Co-Head of Investment Grade Portfolio Management

Kenneth E. Volpert, CFA, Principal
Head of Taxable Bond Group

Vanguard Fixed Income Group

February 17, 2012

For the Long-Term Investment-Grade Fund

The investment environment
For the 12 months ended January 31, 2012, the Long-Term Investment-Grade Fund returned 21.97% for Investor Shares and 22.09% for Admiral Shares, just behind the result for its benchmark index (+22.56%) and well ahead of the average return of its peer funds (+7.98%). (Since many peers hold more shorter-maturity bonds, the latter is an imperfect comparison.)

The fund invests primarily in corporate bonds with maturities of 10 to 30 years. Its returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of the issuers of corporate bonds.

Over the past 12 months, capital markets have experienced unusually high volatility. The fiscal year began on a positive note, as investors focused on generally improving economic data and strong corporate earnings. This favorable tone continued for much of the first half of the year despite mounting unease over unrest in North Africa and the Middle East, the devastating earthquake in Japan, and the ongoing uncertainty surrounding European sovereign debt.

However, concerns about the deepening debt crisis took center stage later in the period, which increased investor angst. Finally, as the year ended, risk appetites reversed course yet again, improving during the period’s final weeks.

The debt problems plaguing European sovereign issuers have affected markets globally, as companies in nations that have been downgraded have experienced downgrades of their own, and investors have sought refuge in high-quality securities. U.S. Treasuries, which head that list, rallied accordingly, causing the 10-year yield to fall from 3.38% at the end of January 2011 to 1.80% a year later.

During the period we continued to maintain a favorable outlook for the investment-grade corporate bond market, largely because of strong fundamentals for the asset class and our belief that the U.S. economy would continue its recovery. Strong demand for investment-grade bonds, coupled with limited supply, continues to be another reason for our relatively optimistic view.

The fund’s successes
The drop in Treasury yields during the period contributed significantly to the fund’s total return. Our exposure to European sovereign-debt issuers was selective (notably, we had no exposure to Italy), which helped the performance of the fund relative to its benchmark.

An allocation to high-quality university debt and limited exposure to finance companies also added to the Fund’s relative returns. Security selection among bank issues and taxable municipal bonds further helped performance. Over the last year, we have modified the portfolio’s composition by adding more taxable municipals.

The fund’s shortfalls
The fund underperformed its index benchmark for the 12 months. This was primarily due to our sector allocation decisions, in particular a significant allocation to the banking sector and a limited one to taxable municipal bonds, which are difficult to source on a sufficient scale for a fund of this size.

Fears related to the funding of European banks along with multiple downgrades kept the banking sector under pressure throughout the period, and our exposure detracted from performance. Security selection decisions within the communications and insurance industries hindered results as well.

The fund’s positioning
The fund‘s position in long-term investment-grade bonds with excellent call protection should contribute to income stability. The major risks to the fund are a rise in long-term interest rates, a widening in corporate bond risk premiums, or both together.

We remain positive about the prospects for investment-grade corporate bonds and maintain a favorable long-term outlook, given strong credit fundamentals, supportive supply/demand dynamics, and attractive valuations. We expect the U.S. economy to improve during the coming year. We also expect accommodative monetary policy to continue in the United States and Europe. It appears to us that the European Central Bank’s “longer-term refinancing operation,” a source of low-interest loans, is a positive development for European markets, signaling that the liquidity needs of European banks will be amply met.

Corporate credit quality remains substantially stronger than it was in the period immediately preceding the 2008–2009 financial crisis, and it also compares favorably with longer-term historical credit metrics and ratios. Shareholder-friendly activities, including mergers and acquisitions and leveraged buyouts, remain muted, which is generally good for bondholders. We expect default rates to remain low, given the high levels of liquidity on balance sheets and the availability of low-cost capital.

Corporate fundamentals continue to improve, and we believe that valuations relative to Treasuries remain attractive. We are gradually increasing our exposure to sectors such as banking and real estate investment trusts, where we currently see a stable growth outlook and attractive potential rewards relative to the risks. We are maintaining the fund’s exposure to sectors such as consumer noncyclicals, transportation, and taxable municipals.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager Wellington Management Company, llp February 13, 2012

For the High-Yield Corporate Fund

The investment environment
For the fiscal year ended January 31, 2012, the High-Yield Corporate Fund returned 8.04% for Investor Shares and 8.15% for Admiral Shares, well ahead of the return of its benchmark index (+5.83%) and the average return of its peer funds (+3.84%).

The high-yield market, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned less than its coupon for the 12 months, as risks associated with fiscal stress in peripheral Europe, dysfunction in Washington, and a sluggish global economy caused risk premiums to widen moderately.

At the end of January 2011, the high-yield market carried a yield of 7.0% and a price of $103. (Yield here is yield-to-worst based on the Barclays index.) After reaching a record low yield of 6.6% in May on lofty global growth expectations, the market shifted dramatically. Spreads widened and prices dropped sharply as investors grew increasingly anxious about a global macroeconomic slowdown, the evolving situation in Europe, and a tepid recovery in the U.S. economy.

These fears heightened in August as Eurozone sovereign borrowing costs skyrocketed, sending shock waves through the risk markets. Investors began to question the stability of the euro and the European Union, and by October the high-yield market had fallen in price to $91, for a yield of 10.2%. By our fiscal year-end, however, the market had recovered somewhat, with the price back up to $100 and the yield down to 7.5%.

High-yield spreads (as measured by the Barclays U.S. Corporate High Yield Index), which were 491 basis points over Treasuries at the end of January 2011, ended January 2012 at 643 basis points, well wide of their 20-year average of 513 basis points. As we have noted in the past, we believe the better valuation metric is the market yield, which at 7.5% is well inside its 20-year average of 10.1%.

Returns were better for higher-rated bonds within the below-investment-grade market. Ba-rated bonds returned 7.6%, B-rated bonds 6.2%, and Caa-rated bonds 2.0%. The distressed segment of the market, consisting of bonds rated below Caa, returned –8.1%. Compared with its benchmark index, the High-Yield Corporate Fund benefited from its higher-quality positioning and our decision to reduce risk early in the year.

As we look ahead, high-yield issuers appear to be relatively healthy. Revenue and cash-flow generation improved in 2011, and leverage declined. Record-breaking new issuance in the last two years has pushed out refinancing needs. Rating agencies’ upgrades are modestly ahead of downgrades, and default expectations remain low.

However, the global macroeconomic environment is still the key factor in determining future returns from the high-yield asset class, and in our view, that environment is too uncertain to allow us to pursue a more aggressive strategy.

The fund’s successes
The fund benefited from broad-based credit selection, particularly in the media, financial, energy, and wireless sectors. Overweight allocations to the cable, auto, and pharmaceutical industries contributed to our performance compared with the benchmark, as did our relatively low exposure to the paper and transportation sectors.

The fund’s shortfalls
The fund’s holdings in cash and Treasuries were a slight headwind for the year. The fund was also hurt by an underweight allocation to the supermarkets, packaging and entertainment sectors. Security selection in the wireline sector further hampered performance.

The fund’s positioning
The fund remains consistent in its investment objective and strategy, and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these issuers have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We lean toward higher-quality securities in an effort to minimize defaults and to provide stable income.

We continue to diversify the portfolio’s holdings by issuer and industry, and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager Wellington Management Company, llp February 8, 2012

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.22%	0.11%	0.07%
30-Day SEC Yield	1.81%	1.89%	1.93%

Financial Attributes
		Barclays	Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,323	1,734	7,829
Yield to Maturity
(before expenses)	1.7%	1.9%	2.1%
Average Coupon	3.4%	4.1%	4.0%
Average Duration	2.3 years	2.8 years	4.9 years
Average Effective
Maturity	2.6 years	3.0 years	7.0 years
Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	16.4%
Commercial Mortgage-Backed	2.4
Finance	31.3
Foreign	3.1
Government Mortgage-Backed	0.2
Industrial	29.8
Treasury/Agency	10.6
Utilities	4.7
Other	1.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.91	0.23
Beta	0.84	0.45

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	16.9%
1 - 3 Years	54.8
3 - 5 Years	22.9
5 - 7 Years	3.9
7 - 10 Years	1.0
10 - 20 Years	0.1
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	9.8%
Aaa	16.9
Aa	22.5
A	31.7
Baa	16.0
Ba	0.8
Caa	0.3
Ca	0.1
Not Rated	1.9

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 10, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.20% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Investor Shares	2.46%	4.46%	4.07%	$14,901
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547

Barclays Capital U.S. 1–5 Year Credit
Bond Index	3.93	5.56	5.01	16,309
1–5 Year Investment-Grade Debt
Funds Average	2.74	3.17	3.10	13,569
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral
Shares	2.55%	4.57%	4.17%	$75,225
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. 1–5 Year Credit Bond
Index	3.93	5.56	5.01	81,546

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $50,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	2.60%	4.61%	4.21%	$75,502,339
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,736,638
Barclays Capital U.S. 1–5 Year Credit Bond
Index	3.93	5.56	5.01	81,545,987

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.41%	-0.37%	5.04%	8.74%
2004	4.03	0.28	4.31	5.56
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	1.93%	4.28%	4.14%	-0.13%	4.01%
Admiral Shares	2/12/2001	2.02	4.39	4.24	-0.13	4.11
Institutional Shares	9/30/1997	2.06	4.43	4.27	-0.13	4.14

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	1.000%	3/31/12	579,500	580,224	1.6%
	United States Treasury Note/Bond	1.375%	1/15/13	390,000	394,508	1.1%
	United States Treasury Note/Bond	0.500%	8/15/14	350,000	352,079	0.9%
	United States Treasury Note/Bond	1.375%	5/15/13	200,000	203,062	0.5%
	United States Treasury Note/Bond	1.375%	4/15/12	200,000	200,500	0.5%
	United States Treasury Note/Bond	1.375%	3/15/13	194,500	197,083	0.5%
	United States Treasury Note/Bond	1.375%	2/15/13	194,000	196,425	0.5%
	United States Treasury Note/Bond	0.625%	4/30/13	155,799	156,700	0.4%
	United States Treasury Note/Bond	1.125%	6/15/13	150,000	151,899	0.4%
	United States Treasury Note/Bond	1.500%	7/15/12	150,000	150,938	0.4%
	United States Treasury Note/Bond	0.625%	2/28/13	150,000	150,726	0.4%
	United States Treasury Note/Bond	0.375%	11/15/14	150,000	150,351	0.4%
	United States Treasury Note/Bond	0.375%	9/30/12	150,000	150,258	0.4%
	United States Treasury Note/Bond	0.375%	6/30/13	114,826	115,113	0.3%
	United States Treasury Note/Bond	0.625%	12/31/12	106,000	106,447	0.3%
	United States Treasury Note/Bond	1.750%	4/15/13	100,000	101,891	0.3%
	United States Treasury Note/Bond	1.375%	5/15/12	100,000	100,359	0.3%
	United States Treasury
	Note/Bond	0.125%–4.125%	2/29/12–12/31/18	522,178	532,490	1.4%
					3,991,053	10.6%

Conventional Mortgage-Backed Securities †					17,935	0.1%

Nonconventional Mortgage-Backed Securities †					50,123	0.1%
Total U.S. Government and Agency Obligations (Cost $4,041,522)					4,059,111	10.8%
Asset-Backed/Commercial Mortgage-Backed Securities
[2,3]	American Express Credit
	Account Master Trust	1.535%	3/15/17	32,140	33,056	0.1%
2	Banc of America Funding Corp.	2.812%	9/20/46	42,620	28,625	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
2	Banc of America Merrill Lynch
	Commercial Mortgage Inc.	5.807%	4/10/49	23,534	26,124	0.1%
2	Banc of America Mortgage
	Securities Inc.	2.884%–3.529%	9/25/32–7/25/33	2,582	2,500	0.0%
[2,4]	Bank of America Auto Trust	3.030%	10/15/16	28,886	29,362	0.1%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.365%	12/16/19	261,055	256,228	0.7%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.325%	7/15/20	166,795	162,623	0.4%
[2,3]	Capital One Multi-Asset
	Execution Trust	0.335%–2.535%	7/15/16–11/15/19	106,401	105,565	0.3%
[2,3]	Chase Issuance Trust	0.745%	4/15/19	28,600	27,663	0.1%
[2,3]	Citibank Credit Card
	Issuance Trust	0.606%–5.650%	7/15/14–5/20/20	402,495	419,089	1.1%
[2,4]	Citibank Omni Master Trust	4.900%	11/15/18	139,430	153,009	0.4%
[2,3,4] Citibank Omni Master Trust		3.035%–5.350%	8/15/18	102,455	111,324	0.3%
2	Citigroup Mortgage
	Loan Trust Inc.	5.173%	7/25/37	2,457	1,562	0.0%
2	Credit Suisse Mortgage
	Capital Certificates	5.589%–5.817%	6/15/38–9/15/40	67,921	69,738	0.2%
[2,3]	Discover Card Master Trust	0.870%	3/15/18	156,400	158,317	0.4%
2	Ford Credit Auto Lease Trust	1.420%	1/15/15	15,000	14,961	0.0%
2	Ford Credit Auto
	Owner Trust	1.150%–3.220%	8/15/14–6/15/17	18,715	19,027	0.1%
[2,3,4] Ford Credit Floorplan
	Master Owner Trust	1.985%	2/15/17	105,517	108,632	0.3%
[2,3,4] Ford Credit Floorplan
	Master Owner Trust	1.935%–4.990%	12/15/14–2/15/17	192,074	196,776	0.5%
[2,3,4] Fosse Master Issuer plc		2.065%	10/18/54	166,100	165,495	0.4%
4	FUEL Trust	3.984%	6/15/16	45,200	46,022	0.1%
2	GE Capital Credit Card
	Master Note Trust	2.220%	1/18/22	72,000	71,974	0.2%
[2,3]	GE Dealer Floorplan
	Master Note Trust	0.881%	7/20/16	8,500	8,502	0.0%
2	Merrill Lynch Mortgage
	Investors Inc.	2.247%–2.730%	2/25/33–7/25/33	5,000	4,179	0.0%
2	Merrill Lynch
	Mortgage Trust	4.556%–5.923%	6/12/43–2/12/51	41,309	41,660	0.1%
2	Merrill Lynch/Countrywide
	Commercial
	Mortgage Trust	5.282%–5.693%	8/12/48–3/12/51	32,245	32,282	0.1%
[2,3,4] Nissan Master Owner
	Trust Receivables	1.435%	1/15/15	101,600	102,296	0.3%
[2,3,4] Nordstrom Private Label
	Credit Card Master
	Note Trust	0.350%	5/15/15	113,210	113,165	0.3%
[2,3,4] SLM Student Loan Trust		0.650%–4.540%	12/15/23–10/17/44	471,959	458,776	1.2%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,293,407	11.4%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,282,036)					7,261,939	19.3%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
American Express Bank
FSB	5.500%–5.550%	10/17/12–4/16/13	111,947	117,048	0.3%
American Express
Centurion Bank	5.550%	10/17/12	21,161	21,843	0.1%
American Express Co.	4.875%–7.250%	7/15/13–5/20/14	34,055	37,987	0.1%
American Express
Credit Corp.	2.750%–7.300%	5/2/13–9/19/16	178,800	191,997	0.5%
Bank of America Corp.	3.625%–7.375%	9/11/12–7/12/16	162,989	169,834	0.4%
Bank of Nova Scotia	2.250%	1/22/13	133,800	135,950	0.4%
4 Bank of Tokyo-Mitsubishi
UFJ Ltd.	2.600%	1/22/13	111,655	113,032	0.3%
Bank One Corp.	5.250%	1/30/13	28,615	29,869	0.1%
Barclays Bank plc	2.500%	1/23/13	158,815	159,935	0.4%
Barclays Bank plc	5.200%	7/10/14	100,985	106,347	0.3%
Bear Stearns Cos. LLC	5.700%	11/15/14	63,815	70,439	0.2%
Capital One Bank USA NA	6.500%	6/13/13	4,675	4,933	0.0%
Capital One Financial Corp.	2.125%–7.375%	2/21/12–7/15/16	95,032	100,152	0.3%
Citigroup Inc.	6.500%	8/19/13	100,265	106,357	0.3%
Citigroup Inc.	4.587%–6.375%	8/27/12–12/15/15	378,250	395,782	1.1%
Countrywide Financial Corp.	5.800%	6/7/12	6,800	6,859	0.0%
Credit Suisse	5.000%	5/15/13	131,873	137,019	0.4%
Credit Suisse	5.500%	5/1/14	105,560	112,748	0.3%
Credit Suisse	2.200%–3.500%	1/14/14–3/23/15	94,860	95,751	0.3%
Credit Suisse USA Inc.	5.500%	8/15/13	9,750	10,210	0.0%
Deutsche Bank AG	2.375%	1/11/13	116,275	117,040	0.3%
Deutsche Bank AG	4.875%	5/20/13	99,961	103,418	0.3%
Golden West Financial Corp.	4.750%	10/1/12	17,700	18,163	0.0%
4 HSBC Bank plc	1.625%	8/12/13	68,250	67,397	0.2%
HSBC Bank USA NA	4.625%	4/1/14	23,330	24,263	0.1%
JPMorgan Chase & Co.	4.750%	5/1/13	147,341	154,484	0.4%
JPMorgan Chase & Co.	5.125%	9/15/14	106,624	113,291	0.3%
3 JPMorgan Chase & Co.	1.560%–5.750%	10/1/12–3/1/16	407,214	424,022	1.1%
Merrill Lynch & Co. Inc.	5.450%	2/5/13	111,915	114,998	0.3%
3 Merrill Lynch & Co. Inc.	0.757%–6.150%	6/5/12–5/16/16	136,850	140,113	0.4%
3 Morgan Stanley	1.533%–6.000%	4/29/13–7/24/15	391,024	395,612	1.1%
North Fork
Bancorporation Inc.	5.875%	8/15/12	8,070	8,259	0.0%
Royal Bank of Scotland plc	3.400%	8/23/13	110,075	111,888	0.3%
SouthTrust Corp.	5.800%	6/15/14	11,142	12,034	0.0%
UBS AG	2.250%	8/12/13	109,775	109,832	0.3%
US Bancorp	1.125%–4.200%	2/15/13–11/15/16	229,190	235,681	0.6%
3 US Bank NA	0.847%–6.300%	2/4/14–10/14/14	140,850	144,112	0.4%
Wachovia Bank NA	4.800%–5.000%	11/1/14–8/15/15	47,020	50,171	0.1%
Wachovia Corp.	4.875%–5.625%	5/1/13–10/15/16	164,907	175,972	0.5%
Wells Fargo & Co.	3.625%–4.950%	1/31/13–4/15/15	193,313	203,047	0.5%
Wells Fargo Bank NA	4.750%	2/9/15	11,265	12,015	0.0%
4 Banking—Other †				3,204,603	8.5%
4 Brokerage †				179,532	0.5%
Finance Companies
2 General Electric
Capital Corp.	1.875%–6.375%	6/15/12–11/15/67	468,310	488,653	1.3%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
2 HSBC Finance Capital
Trust IX	5.911%	11/30/35	13,200	11,418	0.0%
3 HSBC Finance Corp.	0.896%–7.000%	5/15/12–6/1/16	323,878	332,207	0.9%
SLM Corp.	5.050%–6.250%	5/15/14–1/25/17	78,416	80,180	0.2%
4 Finance Companies—Other †				37,407	0.1%
Insurance
Berkshire Hathaway
Finance Corp.	1.500%–5.100%	4/15/12–12/15/15	175,935	184,102	0.5%
Berkshire Hathaway Inc.	2.125%	2/11/13	132,900	135,215	0.3%
Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,469	0.0%
4 Insurance—Other †				1,564,981	4.2%
4 Real Estate Investment Trusts †				496,401	1.3%
				11,584,072	30.8%
Industrial
Basic Industry
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	140,156	164,254	0.4%
4 Basic Industry—Other †				782,959	2.1%
Capital Goods
General Electric Co.	5.000%	2/1/13	249,615	260,551	0.7%
General Electric Co.	5.250%	12/6/17	26,250	30,677	0.1%
4 Capital Goods—Other †				1,096,889	2.9%
Communication
AT&T Inc.	5.100%	9/15/14	103,493	114,637	0.3%
Cellco Partnership / Verizon
Wireless Capital LLC	5.550%	2/1/14	173,100	189,065	0.5%
Cellco Partnership / Verizon
Wireless Capital LLC	7.375%	11/15/13	109,785	122,404	0.3%
Verizon Communications
Inc.	1.250%–5.550%	2/15/13–11/1/16	256,618	266,687	0.7%
Communication—Other †				1,392,414	3.7%
Consumer Cyclical
Ford Motor Credit Co. LLC	5.000%–7.000%	4/15/15–5/15/18	39,650	42,601	0.1%
4 Consumer Cyclical—Other †				1,181,652	3.2%
Consumer Noncyclical
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	131,040	138,556	0.4%
Novartis Capital Corp.	1.900%	4/24/13	131,480	133,944	0.3%
4 Consumer Noncyclical—Other †				2,430,673	6.5%
Energy
BP Capital Markets plc	5.250%	11/7/13	100,029	107,842	0.3%
Shell International Finance BV	4.000%	3/21/14	138,195	148,399	0.4%
4 Energy—Other †				898,187	2.4%
Technology
Hewlett-Packard Co.	6.125%	3/1/14	114,540	124,928	0.3%
Hewlett-Packard Co.	1.250%–4.500%	3/1/13–6/1/16	165,085	167,137	0.4%
HP Enterprise Services LLC	6.000%	8/1/13	89,098	95,063	0.3%
4 Technology—Other †				822,178	2.2%
Transportation
Burlington Northern Santa Fe LLC 4.875%		1/15/15	5,380	5,965	0.0%
4 Transportation—Other †				403,920	1.1%
				11,121,582	29.6%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Utilities
	Electric
	MidAmerican Energy Co.	4.650%	10/1/14	4,880	5,351	0.0%
	Midamerican Energy
	Holdings Co.	3.150%–5.000%	7/15/12–2/15/14	39,805	40,437	0.1%
4	Electric—Other †				1,253,393	3.4%
4	Natural Gas †				413,874	1.1%
					1,713,055	4.6%
Total Corporate Bonds (Cost $23,950,102)					24,418,709	65.0%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,131,318) †					1,147,855	3.0%
Taxable Municipal Bonds (Cost $133,969) †					137,208	0.4%
Tax-Exempt Municipal Bonds (Cost $25,190) †					25,190	0.1%
Convertible Preferred Stocks (Cost $29,160) †					10	0.0%

				Shares
Preferred Stocks
	General Electric Capital Corp. Pfd.			180,000	4,676	0.0%
	Preferred Stocks—Other †				51,495	0.1%
Total Preferred Stocks (Cost $78,104)					56,171	0.1%
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $394,730)	0.096%		394,730,436	394,730	1.1%
Total Investments (Cost $37,066,131)					37,500,923	99.8%
Other Assets and Liabilities
Other Assets					651,787	1.7%
Liabilities					(581,229)	(1.5%)
					70,558	0.2%
Net Assets					37,571,481	100.0%

Short-Term Investment-Grade Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	37,124,374
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(168,459)
Unrealized Appreciation (Depreciation)
Investment Securities	434,792
Futures Contracts	(6,243)
Swap Contracts	187,017
Net Assets	37,571,481

Investor Shares—Net Assets
Applicable to 1,248,183,636 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,394,148
Net Asset Value Per Share—Investor Shares	$10.73

Admiral Shares—Net Assets
Applicable to 2,079,323,451 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,312,945
Net Asset Value Per Share—Admiral Shares	$10.73

Institutional Shares—Net Assets
Applicable to 173,741,424 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,864,388
Net Asset Value Per Share—Institutional Shares	$10.73

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $34,552,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $6,201,221,000, representing 16.5% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends	3,499
Interest[1]	1,037,746
Total Income	1,041,245
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,739
Management and Administrative—Investor Shares	22,778
Management and Administrative—Admiral Shares	14,695
Management and Administrative—Institutional Shares	466
Marketing and Distribution—Investor Shares	4,449
Marketing and Distribution—Admiral Shares	6,282
Marketing and Distribution—Institutional Shares	422
Custodian Fees	491
Auditing Fees	41
Shareholders’ Reports—Investor Shares	353
Shareholders’ Reports—Admiral Shares	107
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	37
Total Expenses	54,862
Net Investment Income	986,383
Realized Net Gain (Loss)
Investment Securities Sold	115,020
Futures Contracts	(246,054)
Swap Contracts	121,968
Realized Net Gain (Loss)	(9,066)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(119,729)
Futures Contracts	(24,911)
Swap Contracts	123,862
Change in Unrealized Appreciation (Depreciation)	(20,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	956,539
1 Interest income from an affiliated company of the fund was $1,720,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	986,383	1,150,511
Realized Net Gain (Loss)	(9,066)	317,613
Change in Unrealized Appreciation (Depreciation)	(20,778)	127,015
Net Increase (Decrease) in Net Assets Resulting from Operations	956,539	1,595,139
Distributions
Net Investment Income
Investor Shares	(405,130)	(526,850)
Admiral Shares	(615,738)	(664,355)
Institutional Shares	(44,356)	(50,255)
Realized Capital Gain[1]
Investor Shares	(55,810)	(8,436)
Admiral Shares	(78,370)	(11,890)
Institutional Shares	(5,290)	(713)
Total Distributions	(1,204,694)	(1,262,499)
Capital Share Transactions
Investor Shares	(1,744,801)	(27,237)
Admiral Shares	1,107,129	4,205,750
Institutional Shares	485,542	(467,632)
Net Increase (Decrease) from Capital Share Transactions	(152,130)	3,710,881
Total Increase (Decrease)	(400,285)	4,043,521
Net Assets
Beginning of Period	37,971,766	33,928,245
End of Period	37,571,481	37,971,766

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $35,762,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.80	$10.70	$9.81	$10.76	$10.54
Investment Operations
Net Investment Income	.269	.330	.387	.477	.520
Net Realized and Unrealized Gain (Loss)
on Investments	(.008)	.132	.907	(.936)	.216
Total from Investment Operations	.261	.462	1.294	(.459)	.736
Distributions
Dividends from Net Investment Income	(.292)	(.356)	(.404)	(.491)	(.516)
Distributions from Realized Capital Gains	(.039)	(.006)	—	—	—
Total Distributions	(.331)	(.362)	(.404)	(.491)	(.516)
Net Asset Value, End of Period	$10.73	$10.80	$10.70	$9.81	$10.76

Total Return[1]	2.46%	4.38%	13.44%	-4.35%	7.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,394	$15,249	$15,115	$9,557	$11,201
Ratio of Total Expenses to
Average Net Assets	0.20%	0.22%	0.24%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.52%	3.05%	3.66%	4.65%	4.91%
Portfolio Turnover Rate	47%	48%	59%[2]	49%	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.80	$10.70	$9.81	$10.76	$10.54
Investment Operations
Net Investment Income	.279	.342	.400	.487	.532
Net Realized and Unrealized Gain (Loss)
on Investments	(.008)	.132	.907	(.936)	.216
Total from Investment Operations	.271	.474	1.307	(.449)	.748
Distributions
Dividends from Net Investment Income	(.302)	(.368)	(.417)	(.501)	(.528)
Distributions from Realized Capital Gains	(.039)	(.006)	—	—	—
Total Distributions	(.341)	(.374)	(.417)	(.501)	(.528)
Net Asset Value, End of Period	$10.73	$10.80	$10.70	$9.81	$10.76

Total Return[1]	2.55%	4.49%	13.58%	-4.26%	7.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,313	$21,337	$16,973	$8,225	$8,403
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.12%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.61%	3.16%	3.78%	4.75%	5.02%
Portfolio Turnover Rate	47%	48%	59%[2]	49%	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.80	$10.70	$9.81	$10.76	$10.54
Investment Operations
Net Investment Income	.283	.346	.404	.491	.535
Net Realized and Unrealized Gain (Loss)
on Investments	(.008)	.132	.907	(.936)	.216
Total from Investment Operations	.275	.478	1.311	(.445)	.751
Distributions
Dividends from Net Investment Income	(.306)	(.372)	(.421)	(.505)	(.531)
Distributions from Realized Capital Gains	(.039)	(.006)	—	—	—
Total Distributions	(.345)	(.378)	(.421)	(.505)	(.531)
Net Asset Value, End of Period	$10.73	$10.80	$10.70	$9.81	$10.76

Total Return	2.60%	4.53%	13.62%	-4.22%	7.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,864	$1,387	$1,840	$1,002	$451
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.09%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.65%	3.20%	3.81%	4.79%	5.05%
Portfolio Turnover Rate	47%	48%	59%[1]	49%	48%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay

Short-Term Investment-Grade Fund

the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities. The fund had no open CMBS Index swap contracts at January 31, 2012.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Short-Term Investment-Grade Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $5,961,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,059,111	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	7,261,939	—
Corporate Bonds	—	24,418,706	3
Sovereign Bonds	—	1,147,855	—
Taxable Municipal Bonds	—	137,208	—
Tax-Exempt Municipal Bonds	—	25,190	—
Convertible Preferred Stocks	10	—	—
Preferred Stocks	56,171	—	—
Temporary Cash Investments	394,730	—	—
Futures Contracts—Assets[1]	1,417	—	—
Futures Contracts—Liabilities[1]	(3,408)	—	—
Swap Contracts—Assets	—	192,560	—
Swap Contracts—Liabilities	—	(5,543)	—
Total	448,920	37,237,026	3
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2011	570
Change in Unrealized Appreciation (Depreciation)	(567)
Balance as of January 31, 2012	3

D. At January 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	190,970	3,007	193,977
Liabilities	(3,408)	(5,543)	(8,951)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2012, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(246,054)	—	(246,054)
Swap Contracts	125,901	(3,933)	121,968
Realized Net Gain (Loss) on Derivatives	(120,153)	(3,933)	(124,086)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(24,911)	—	(24,911)
Swap Contracts	120,741	3,121	123,862
Change in Unrealized Appreciation (Depreciation)
on Derivatives	95,830	3,121	98,951

At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2012	28,068	6,196,011	6,234
5-Year U.S. Treasury Note	March 2012	(19,195)	(2,381,080)	(14,712)
10-Year U.S. Treasury Note	March 2012	(2,328)	(307,878)	(1,033)
30-Year U.S. Treasury Bond	March 2012	971	141,220	1,910
Ultra Long U.S. Treasury Bond	March 2012	868	138,853	1,358

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group/Baa1	12/20/16	JPMC	9,740	75	1.000	147
Altria Group/Baa1	12/20/16	BOANA	9,740	89	1.000	161
Altria Group/Baa1	3/20/17	BOANA	3,330	27	1.000	45

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Bank of America Corporation/A2	3/20/15	DBAG	10,660	246	1.000	(353)
British American
Tobacco plc/Baa1	3/20/17	BOANA	3,330	(51)	1.000	31
Burlington Northern Santa
Fe LLC/A3	6/20/12	DBAG	18,400	—	0.400	25
France Telecom/A3	3/20/17	BOANA	3,330	76	1.000	39
HSBC Finance Corporation/A3	9/20/16	DBAG	11,000	413	1.000	(12)
Johnson & Johnson/Aaa	9/20/12	UBSAG	7,340	—	0.080	(2)
Johnson & Johnson/Aaa	9/20/12	GSCM	18,345	—	0.070	(5)
Kraft Foods Inc./Baa2	3/20/17	DBAG	3,330	(52)	1.000	30
Reynolds American Inc./Baa3	3/20/17	BOANA	3,330	141	1.000	31
Rio Tinto Finance Ltd./A3	3/20/17	DBAG	3,330	129	1.000	50
Roche Holdings Inc./A1	3/20/17	BOANA	3,330	(85)	1.000	(5)
RR Donnelley & Sons Co./Ba1	6/20/16	GSCM	9,750	801	1.000	(1,534)
Telefonica SA/Baa1	3/20/17	BOANA	3,330	429	1.000	123
Tesco plc/A3	3/20/17	BOANA	3,500	14	1.000	6
Woodside Pete Ltd./Baa1	3/20/17	JPMC	3,330	125	1.000	15
Credit Protection Purchased
AT&T	6/20/13	GSCM	12,700	—	(1.040)	(119)
Bank of America Corporation	12/20/14	DBAG	6,700	(167)	(1.000)	274
Bank of America Corporation	12/20/14	BARC	6,700	(155)	(1.000)	278
Bank of America Corporation	12/20/14	BARC	9,700	(95)	(1.000)	411
Barclays Bank plc	9/20/12	RBS	10,000	50	(1.000)	18
Federative Republic of Brazil	12/20/15	BOANA	3,500	(43)	(1.000)	5
Citigroup Inc.	6/20/14	BOANA	34,200	(1,462)	(5.000)	(3,193)
Danske Bank	12/20/15	BARC	6,000	(37)	(1.000)	256
Dover Corporation	3/20/17	BOANA	5,000	25	(1.000)	(68)
Goldman Sachs & Co.	9/20/12	RBS	10,000	69	(1.000)	124
Goldman Sachs & Co.	12/20/12	BNPSW	20,000	(272)	(1.000)	51
Honeywell International Inc.	3/20/17	BOANA	5,000	139	(1.000)	(21)
Intesa SanPaolo Spa	6/20/15	BOANA	8,900	(457)	(1.000)	557
Lowes Companies Inc.	3/20/17	MSCS	5,000	20	(1.000)	(15)
United Mexican States	12/20/15	BOANA	3,500	(53)	(1.000)	(6)
Morgan Stanley	9/20/15	BARC	11,000	(606)	(1.000)	307
Newell Rubbermaid Inc.	3/20/17	MSCS	5,000	(68)	(1.000)	(43)
Oracle Corp.	3/20/17	MSCS	5,000	105	(1.000)	(4)
Texas Instruments Inc.	3/20/17	MSCS	5,000	131	(1.000)	(22)

Short-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Walt Disney Co.	3/20/17	JPMC	5,000	147	(1.000)	(31)
Wells Fargo	3/20/12	GSCM	18,000	154	(1.000)	12
Wells Fargo	12/20/12	UBSAG	10,000	29	(1.000)	(13)
Wells Fargo	3/20/15	GSCM	10,660	(90)	(1.000)	(86)
						(2,536)

1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley.
RBS—Royal Bank of Scotland plc.
UBSAG—UBS AG.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/6/12	WFC	61,196	1.485	(0.295)[2]	8
3/6/12	GSCM	55,124	1.501	(0.295)[2]	66
4/15/12	GSCM	8,940	1.543	(0.285)[2]	24
4/15/12	WFC	11,270	1.543	(0.285)[2]	30
4/20/12	JPMC	45,000	1.175	(0.561)[3]	60
5/15/12	BOANA	2,075	1.349	(0.285)[2]	6
7/15/12	BARC	36,250	1.683	(0.285)[2]	244
7/15/12	JPMC	26,620	1.370	(0.285)[2]	142
7/15/12	WFC	3,425	1.450	(0.285)[2]	19
7/15/12	WFC	3,650	1.590	(0.285)[2]	23
7/15/12	WFC	8,970	1.450	(0.285)[2]	51
9/6/12	BOANA	66,506	2.065	(0.295)[2]	730
9/6/12	GSCM	11,516	2.073	(0.295)[2]	127
9/6/12	WFC	19,700	0.553	(0.295)[2]	39
10/15/12	BOANA	23,900	1.746	(0.285)[2]	254

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
11/9/12	WFC	25,750	1.855	(0.441)[3]	277
11/15/12	WFC	9,510	1.811	(0.285)[2]	117
11/15/12	WFC	9,200	0.933	(0.285)[2]	50
12/6/12	BARC	48,050	2.325	(0.528)[3]	747
12/6/12	BARC	7,800	1.930	(0.528)[3]	95
12/15/12	WFC	42,980	1.822	(0.285)[2]	584
12/15/12	WFC	17,280	1.763	(0.285)[2]	226
12/15/12	WFC	88,458	1.715	(0.285)[2]	1,120
1/15/13	JPMC	10,000	1.634	(0.567)[3]	110
1/15/13	WFC	101,600	1.724	(0.285)[2]	1,412
1/15/13	WFC	71,840	1.770	(0.567)[3]	881
1/15/13	WFC	3,120	1.004	(0.285)[2]	22
1/25/13	WFC	8,525	0.816	(0.560)[3]	29
2/15/13	WFC	27,500	1.705	(0.285)[2]	409
2/15/13	WFC	1,730	1.890	(0.285)[2]	29
2/15/13	WFC	24,210	1.725	(0.285)[2]	364
2/15/13	WFC	750	0.801	(0.285)[2]	4
2/15/13	WFC	3,450	0.910	(0.285)[2]	21
2/20/13	WFC	18,200	1.926	(0.281)[2]	316
2/20/13	WFC	14,525	0.799	(0.281)[2]	81
3/15/13	WFC	31,000	1.708	(0.546)[3]	423
4/5/13	GSCM	50,535	1.767	(0.295)[2]	882
4/29/13	BOANA	71,300	0.800	(0.553)[3]	292
6/2/13	BOANA	11,611	0.755	(0.529)[3]	42
9/15/13	GSCM	26,945	1.254	(0.285)[2]	412
9/15/13	WFC	6,466	0.698	(0.285)[2]	41
12/1/13	GSCM	9,425	2.584	(0.527)[3]	358
12/1/13	GSCM	128,237	2.584	(0.527)[3]	4,894
12/1/13	WFC	99,257	2.582	(0.527)[3]	3,768
12/14/13	UBSAG	13,880	0.739	(0.285)[2]	48
1/15/14	WFC	14,650	0.870	(0.567)[3]	105
2/14/14	WFC	52,200	1.022	(0.285)[2]	719
2/15/14	WFC	93,500	1.400	(0.285)[2]	2,000
3/6/14	GSCM	128,659	2.448	(0.295)[2]	5,635
3/15/14	WFC	14,000	2.662	(0.285)[2]	683
3/15/14	WFC	7,500	2.206	(0.285)[2]	294

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
4/15/14	WFC	18,280	0.680	(0.567)[3]	62
5/16/14	WFC	20,640	1.083	(0.461)[3]	268
6/15/14	WFC	10,400	2.338	(0.285)[2]	482
6/15/14	WFC	105	2.577	(0.285)[2]	5
7/15/14	WFC	13,720	2.305	(0.285)[2]	644
7/20/14	WFC	8,500	0.670	(0.281)[2]	87
8/15/14	GSCM	6,010	1.350	(0.285)[2]	146
8/15/14	JPMC	18,870	1.501	(0.285)[2]	529
8/15/14	WFC	32,140	2.681	(0.285)[2]	1,856
9/22/14	BOANA	50,100	0.553	(0.279)[2]	202
10/14/14	WFC	92,000	1.861	(0.567)[3]	3,233
10/15/14	WFC	15,475	1.130	(0.285)[2]	300
12/15/14	GSCM	29,015	0.553	(0.285)[2]	2,675
2/15/15	BOANA	6,620	1.799	(0.285)[2]	268
2/15/15	GSCM	13,800	1.755	(0.285)[2]	540
2/15/15	UBSAG	27,100	1.830	(0.285)[2]	1,121
2/15/15	WFC	10,530	1.634	(0.285)[2]	374
2/15/15	WFC	34,467	1.599	(0.285)[2]	1,186
2/15/15	WFC	5,500	1.390	(0.285)[2]	133
2/15/15	WFC	7,500	1.200	(0.285)[2]	202
2/17/15	GSCM	44,090	2.555	(0.466)[3]	2,616
3/24/15	GSCM	4,380	2.910	(0.277)[2]	333
4/15/15	WFC	21,533	0.973	(0.285)[2]	265
8/15/15	GSCM	133,092	1.588	(0.285)[2]	4,787
9/15/15	UBSAG	156,400	1.630	(0.285)[2]	5,901
10/15/15	JPMC	4,000	2.211	(0.285)[2]	237
10/15/15	UBSAG	1,500	2.163	(0.285)[2]	86
10/21/15	WFC	97,950	1.485	(0.561)[3]	2,775
5/19/16	WFC	67,100	1.454	(0.479)[3]	1,208
6/1/16	WFC	9,500	2.910	(0.527)[3]	836
7/18/16	GSCM	166,100	1.876	(0.565)[3]	6,326
8/15/16	BARC	14,780	1.919	(0.285)[2]	747
8/15/16	BOANA	5,320	3.226	(0.285)[2]	579
8/15/16	GSCM	10,000	1.903	(0.285)[2]	498
8/15/16	GSCM	6,760	1.844	(0.285)[2]	319
9/30/16	WFC	4,145	1.409	(0.579)[3]	93

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
10/25/16	WFC	61,500	1.714	(0.560)[3]	2,231
12/15/16	GSCM	25,000	3.331	(0.567)[3]	2,827
12/15/16	GSCM	380	2.392	(0.567)[3]	26
12/15/16	JPMC	18,575	3.258	(0.567)[3]	2,035
12/15/16	JPMC	9,620	2.507	(0.567)[3]	708
12/15/16	WFC	16,300	3.370	(0.546)[3]	1,872
12/15/16	WFC	13,800	3.330	(0.546)[3]	1,559
12/15/16	WFC	11,050	3.260	(0.567)[3]	1,212
1/15/17	BARC	2,570	2.971	(0.285)[2]	260
1/15/17	BOANA	19,600	1.954	(0.285)[2]	1,016
1/15/17	GSCM	5,520	2.008	(0.285)[2]	300
2/15/17	BARC	3,380	3.180	(0.285)[2]	379
2/15/17	BARC	3,530	2.287	(0.285)[2]	241
2/15/17	BOANA	121,225	1.875	(0.285)[2]	5,796
2/15/17	GSCM	45,000	3.433	(0.285)[2]	5,614
2/15/17	WFC	85,000	3.373	(0.285)[2]	10,346
2/15/17	WFC	2,920	2.407	(0.285)[2]	216
2/15/17	WFC	28,600	2.407	(0.285)[2]	2,120
6/15/17	BARC	4,960	3.473	(0.285)[2]	648
6/15/17	GSCM	9,860	3.492	(0.285)[2]	1,297
6/15/17	GSCM	21,550	3.403	(0.285)[2]	2,734
9/15/17	BARC	54,900	3.363	(0.285)[2]	6,971
9/15/17	GSCM	58,750	3.520	(0.285)[2]	7,967
9/15/17	GSCM	46,475	2.533	(0.285)[2]	3,786
9/15/17	WFC	6,670	2.345	(0.285)[2]	475
1/25/18	GSCM	52,687	2.543	(0.560)[3]	3,581
1/25/19	GSCM	52,100	2.782	(0.560)[3]	4,292
4/25/19	WFC	51,900	2.053	(0.557)[3]	2,569
4/25/19	WFC	37,100	2.756	(0.560)[3]	2,880
4/25/20	GSCM	37,800	2.794	(0.560)[3]	3,016
4/25/20	GSCM	45,750	2.833	(0.560)[3]	3,433
4/25/20	JPMC	88,000	3.024	(0.560)[3]	9,427
6/25/21	GSCM	15,150	3.143	(0.574)[3]	1,645
10/25/21	WFC	36,300	3.328	(0.560)[3]	4,450
11/25/22	BARC	70,400	2.758	(0.506)[3]	5,569
11/25/22	WFC	53,732	2.477	(0.506)[3]	2,909

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
1/25/23	WFC	24,500	3.144	(0.560)[3]	2,705
7/25/23	BARC	66,950	3.483	(0.560)[3]	9,209
					189,553

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2012, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended January 31, 2012, the fund realized $17,788,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $78,841,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2012, the fund had available capital loss carryforwards totaling $111,103,000 to offset future net capital gains.

The fund had realized losses totaling $60,122,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2012, the cost of investment securities for tax purposes was $37,126,253,000. Net unrealized appreciation of investment securities for tax purposes was $374,670,000, consisting of unrealized gains of $706,797,000 on securities that had risen in value since their purchase and $332,127,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Investment-Grade Fund

F. During the year ended January 31, 2012, the fund purchased $13,660,619,000 of investment securities and sold $15,564,710,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,934,250,000 and $2,880,616,000, respectively.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	5,107,743	475,841	7,090,514	658,846
Issued in Lieu of Cash Distributions	415,792	38,744	475,560	44,108
Redeemed	(7,268,336)	(678,953)	(7,593,311)	(703,598)
Net Increase (Decrease)—Investor Shares	(1,744,801)	(164,368)	(27,237)	(644)
Admiral Shares
Issued	8,592,839	800,954	11,900,081	1,103,931
Issued in Lieu of Cash Distributions	554,185	51,653	527,835	48,945
Redeemed	(8,039,895)	(749,794)	(8,222,166)	(763,299)
Net Increase (Decrease)—Admiral Shares	1,107,129	102,813	4,205,750	389,577
Institutional Shares
Issued	1,376,710	128,275	406,844	37,828
Issued in Lieu of Cash Distributions	39,641	3,697	43,749	4,062
Redeemed	(930,809)	(86,683)	(918,225)	(85,473)
Net Increase (Decrease)—Institutional Shares	485,542	45,289	(467,632)	(43,583)

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.22%	0.10%
30-Day SEC Yield	3.04%	3.13%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,344	1,519	7,829
Yield to Maturity
(before expenses)	2.9%	3.5%	2.1%
Average Coupon	4.6%	5.5%	4.0%
Average Duration	5.4 years	6.2 years	4.9 years
Average Effective
Maturity	6.4 years	7.4 years	7.0 years
Short-Term
Reserves	1.7%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	7.1%
Commercial Mortgage-Backed	4.5
Finance	31.4
Foreign	1.7
Industrial	40.3
Treasury/Agency	8.0
Utilities	6.5
Other	0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.57
Beta	0.88	1.34

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	3.4%
1 - 3 Years	9.4
3 - 5 Years	19.1
5 - 7 Years	24.7
7 - 10 Years	42.4
10 - 20 Years	0.3
Over 30 Years	0.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	7.6%
Aaa	9.6
Aa	18.7
A	42.2
Baa	19.0
Ba	0.5
Not Rated	2.4

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 10, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade
Fund Investor Shares	9.18%	7.34%	6.32%	$18,461
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547

Barclays Capital U.S. 5–10 Year
Credit Bond Index	10.37	7.90	7.03	19,724
Intermediate Investment-Grade Debt
Funds Average	7.23	5.38	4.83	16,025
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	9.29%	7.46%	6.43%	$93,251
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. 5–10 Year Credit Bond
Index	10.37	7.90	7.03	98,620

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	6.23%	3.07%	9.30%	10.99%
2004	5.30	2.08	7.38	9.71
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	7.52%	6.85%	5.22%	0.96%	6.18%
Admiral Shares	2/12/2001	7.63	6.97	5.33	0.96	6.29

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.250%	1/15/15	150,000	149,788	0.9%
	United States Treasury Note/Bond	2.375%	10/31/14	110,000	116,273	0.7%
	United States Treasury Note/Bond	2.000%	4/30/16	109,335	116,101	0.7%
	United States Treasury Note/Bond	2.125%	8/15/21	101,787	105,159	0.7%
	United States Treasury Note/Bond	1.000%	5/15/14	99,332	101,040	0.6%
	United States Treasury Note/Bond	2.000%	11/15/21	91,339	93,023	0.6%
	United States Treasury Note/Bond	2.500%	4/30/15	75,000	80,227	0.5%
	United States Treasury Note/Bond	1.875%	6/30/15	70,000	73,576	0.5%
	United States Treasury Note/Bond	3.625%	2/15/21	50,000	58,461	0.4%
	United States Treasury Note/Bond	3.125%	5/15/21	50,000	56,234	0.4%
	United States Treasury Note/Bond	0.250%	12/15/14	54,000	53,941	0.3%
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	51,516	0.3%
[1,2]	United States Treasury
	Note/Bond	0.625%–9.875%	2/15/13–11/15/19	196,509	217,080	1.3%
					1,272,419	7.9%

Nonconventional Mortgage-Backed Securities †					888	0.0%
Total U.S. Government and Agency Obligations (Cost $1,228,672)					1,273,307	7.9%
Asset-Backed/Commercial Mortgage-Backed Securities
[3,4]	Ally Master Owner Trust	1.355%	8/15/17	43,450	43,735	0.3%
3	Banc of America Merrill
	Lynch Commercial
	Mortgage Inc.	5.634%–6.395%	7/10/46–2/10/51	83,649	94,675	0.6%
3	Bear Stearns Commercial
	Mortgage Securities	5.904%	6/11/40	35,740	40,583	0.2%
[3,4]	Capital One Multi-Asset
	Execution Trust	0.365%	12/16/19	80,585	79,095	0.5%
[3,4]	Capital One Multi-Asset
	Execution Trust	0.325%	7/15/20	46,699	45,531	0.3%
[3,4]	Capital One Multi-Asset
	Execution Trust	0.335%–2.535%	7/15/16–11/15/19	19,492	19,578	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
[3,4]	Chase Issuance Trust	0.745%	4/15/19	5,700	5,513	0.0%
[3,5]	Citibank Omni Master Trust	4.900%	11/15/18	76,650	84,115	0.5%
[3,4,5] Citibank Omni Master Trust		3.035%–5.350%	8/15/18	20,970	22,830	0.1%
3	Credit Suisse Mortgage
	Capital Certificates	5.589%–5.817%	6/15/38–9/15/40	29,909	31,637	0.2%
3	GE Capital Credit Card
	Master Note Trust	2.220%	1/18/22	30,000	29,989	0.2%
3	Greenwich Capital
	Commercial Funding Corp.	6.078%	7/10/38	40,015	45,171	0.3%
[3,5]	GS Mortgage
	Securities Corp. II	3.215%–5.728%	2/10/21–3/10/44	32,522	33,726	0.2%
3	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	36,000	40,459	0.2%
3	Merrill Lynch
	Mortgage Trust	5.690%–5.923%	6/12/50–2/12/51	25,105	26,798	0.2%
[3,4,5] Silverstone Master
	Issuer plc	2.061%	1/21/55	40,850	40,650	0.3%
3	Wachovia Bank Commercial
	Mortgage Trust	5.572%	10/15/48	40,425	44,666	0.3%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,096,644	6.7%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,744,756)					1,825,395	11.2%
Corporate Bonds
Finance
	Banking
	American Express Centurion Bank	6.000%	9/13/17	38,060	44,255	0.3%
	American Express Co.	8.125%	5/20/19	31,909	42,053	0.3%
	Associates Corp. of
	North America	6.950%	11/1/18	6,000	6,680	0.0%
	Bank of America Corp.	3.625%–7.625%	3/17/16–5/13/21	106,925	110,141	0.7%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	13,904	0.1%
	Bank One Corp.	4.900%	4/30/15	15,000	15,879	0.1%
	Barclays Bank plc	5.125%	1/8/20	63,125	67,406	0.4%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	36,035	42,170	0.3%
	BNP Paribas SA	5.000%	1/15/21	70,000	70,030	0.4%
	Capital One Bank USA NA	8.800%	7/15/19	10,000	12,060	0.1%
	Capital One Financial Corp.	3.150%–4.750%	7/15/16–7/15/21	5,950	6,200	0.0%
	Citigroup Inc.	6.125%	11/21/17	36,111	39,672	0.2%
	Citigroup Inc.	3.953%–8.500%	9/15/14–1/14/22	116,952	128,614	0.8%
	Credit Suisse	5.300%	8/13/19	46,000	49,256	0.3%
	Credit Suisse	4.375%–6.000%	2/15/18–8/5/20	93,192	95,194	0.6%
3	Credit Suisse AG	5.860%	5/29/49	5,728	4,983	0.0%
	Credit Suisse USA Inc.	5.125%	8/15/15	2,000	2,156	0.0%
	Deutsche Bank AG/London	6.000%	9/1/17	40,000	45,721	0.3%
	Goldman Sachs Group Inc.	3.700%–7.500%	8/1/15–1/24/22	145,175	153,196	0.9%
	HSBC Bank USA NA	4.875%–6.000%	8/9/17–8/24/20	35,055	35,211	0.2%
	HSBC Holdings plc	5.100%	4/5/21	59,381	64,572	0.4%
	HSBC Holdings plc	4.875%	1/14/22	15,000	16,113	0.1%
	HSBC USA Inc.	5.000%	9/27/20	20,000	20,175	0.1%
	JPMorgan Chase & Co.	3.150%–6.300%	3/15/14–1/24/22	232,500	246,931	1.5%
	JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	31,880	35,178	0.2%
	Lloyds TSB Bank plc	6.375%	1/21/21	61,100	65,318	0.4%
	Merrill Lynch & Co. Inc.	5.700%–6.875%	5/2/17–4/25/18	35,855	37,788	0.2%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Morgan Stanley	3.800%–7.300%	4/28/15–7/28/21	169,025	171,606	1.1%
Royal Bank of Scotland
Group plc	6.400%	10/21/19	46,500	47,793	0.3%
SouthTrust Corp.	5.800%	6/15/14	14,705	15,882	0.1%
UBS AG	4.875%	8/4/20	58,000	59,963	0.4%
UBS AG	5.750%	4/25/18	37,625	42,099	0.3%
UBS AG	5.875%	12/20/17	35,450	39,687	0.3%
Wachovia Bank NA	5.600%–6.000%	3/15/16–11/15/17	18,000	20,093	0.1%
Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	45,025	51,519	0.3%
Wells Fargo & Co.	4.600%	4/1/21	36,500	39,971	0.3%
Wells Fargo & Co.	3.676%–5.625%	6/15/16–12/11/17	46,325	52,140	0.3%
Wells Fargo Bank NA	5.750%	5/16/16	9,790	10,864	0.1%
Westpac Banking Corp.	4.875%	11/19/19	39,795	42,812	0.3%
5 Banking—Other †				1,030,275	6.3%
5 Brokerage †				137,739	0.9%
Finance Companies
General Electric
Capital Corp.	5.625%	5/1/18	36,750	42,135	0.3%
General Electric
Capital Corp.	6.000%	8/7/19	35,000	40,476	0.3%
3 General Electric
Capital Corp.	4.375%–6.375%	9/15/17–11/15/67	178,475	192,772	1.2%
3 HSBC Finance Capital
Trust IX	5.911%	11/30/35	5,000	4,325	0.0%
HSBC Finance Corp.	6.676%	1/15/21	65,853	68,328	0.4%
4 HSBC Finance Corp.	0.957%–5.250%	1/15/14–6/1/16	15,275	14,981	0.1%
5 Finance Companies—Other †				50,799	0.3%
Insurance
Aetna Inc.	6.500%	9/15/18	31,818	39,687	0.2%
5 Insurance—Other †				907,565	5.6%
5 Other Finance †				7,326	0.0%
5 Real Estate Investment Trusts †				360,802	2.2%
				4,962,495	30.6%
Industrial
Basic Industry
EI du Pont de Nemours & Co.	6.000%	7/15/18	33,480	41,913	0.2%
5 Basic Industry—Other †				547,696	3.4%
Capital Goods
General Electric Co.	5.250%	12/6/17	70,800	82,741	0.5%
5 Capital Goods—Other †				646,713	4.0%
Communication
AT&T Inc.	5.500%	2/1/18	39,425	46,888	0.3%
Cellco Partnership /
Verizon Wireless
Capital LLC	5.550%–8.500%	2/1/14–11/15/18	28,800	37,556	0.2%
Verizon
Communications Inc.	2.000%–8.750%	11/1/16–11/1/21	135,514	160,866	1.0%
5 Communication—Other †				753,133	4.6%
5 Consumer Cyclical †				661,649	4.1%
Consumer Noncyclical
Abbott Laboratories	5.125%	4/1/19	38,360	45,773	0.3%
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	37,085	43,925	0.3%
Kraft Foods Inc.	5.375%	2/10/20	35,000	40,795	0.2%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Novartis Securities Investment Ltd.	5.125%	2/10/19	39,794	47,345	0.3%
	Pfizer Inc.	6.200%	3/15/19	36,000	45,481	0.3%
	Philip Morris International Inc.	5.650%	5/16/18	36,555	44,277	0.3%
5	Consumer Noncyclical—Other †				1,462,626	9.0%
	Energy
	ConocoPhillips	5.750%	2/1/19	43,935	53,984	0.3%
5	Energy—Other †				714,805	4.4%
5	Other Industrial †				33,488	0.2%
	Technology †				614,535	3.8%
5	Transportation †				223,382	1.4%
					6,349,571	39.1%
Utilities
5	Electric †				713,574	4.4%
5	Natural Gas †				315,607	1.9%
					1,029,181	6.3%
Total Corporate Bonds (Cost $11,351,316)					12,341,247	76.0%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $266,326) †					280,353	1.7%
Taxable Municipal Bonds (Cost $49,676) †					52,945	0.3%
Tax-Exempt Municipal Bonds (Cost $1,763) †					1,644	0.0%
Convertible Preferred Stocks (Cost $8,740) †					3	0.0%
Preferred Stocks (Cost $11,853) †					11,367	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund
	(Cost $325,023)	0.096%		325,023,105	325,023	2.0%
Total Investments (Cost $14,988,125)					16,111,284	99.2%
Other Assets and Liabilities
Other Assets					337,604	2.0%
Liabilities					(200,747)	(1.2%)
					136,857	0.8%
Net Assets					16,248,141	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	15,013,540
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	69,678
Unrealized Appreciation (Depreciation)
Investment Securities	1,123,159
Futures Contracts	1,741
Swap Contracts	40,023
Net Assets	16,248,141

Investor Shares—Net Assets
Applicable to 475,242,500 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,837,077
Net Asset Value Per Share—Investor Shares	$10.18

Admiral Shares—Net Assets
Applicable to 1,121,143,252 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,411,064
Net Asset Value Per Share—Admiral Shares	$10.18

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $9,529,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,288,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $1,329,872,000, representing 8.2% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends	778
Interest[1]	645,205
Total Income	645,983
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,782
Management and Administrative—Investor Shares	7,037
Management and Administrative—Admiral Shares	6,225
Marketing and Distribution—Investor Shares	1,356
Marketing and Distribution—Admiral Shares	2,552
Custodian Fees	201
Auditing Fees	40
Shareholders’ Reports—Investor Shares	133
Shareholders’ Reports—Admiral Shares	46
Trustees’ Fees and Expenses	14
Total Expenses	19,386
Net Investment Income	626,597
Realized Net Gain (Loss)
Investment Securities Sold	290,948
Futures Contracts	7,808
Swap Contracts	21,752
Realized Net Gain (Loss)	320,508
Change in Unrealized Appreciation (Depreciation)
Investment Securities	333,957
Futures Contracts	10,638
Swap Contracts	32,373
Change in Unrealized Appreciation (Depreciation)	376,968
Net Increase (Decrease) in Net Assets Resulting from Operations	1,324,073
1 Interest income from an affiliated company of the fund was $652,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	626,597	690,922
Realized Net Gain (Loss)	320,508	493,182
Change in Unrealized Appreciation (Depreciation)	376,968	54,388
Net Increase (Decrease) in Net Assets Resulting from Operations	1,324,073	1,238,492
Distributions
Net Investment Income
Investor Shares	(195,898)	(263,641)
Admiral Shares	(446,779)	(449,209)
Realized Capital Gain[1]
Investor Shares	(97,759)	(112,099)
Admiral Shares	(221,157)	(216,998)
Return of Capital
Total Distributions	(961,593)	(1,041,947)
Capital Share Transactions
Investor Shares	82,230	(962,160)
Admiral Shares	1,441,685	1,036,566
Net Increase (Decrease) from Capital Share Transactions	1,523,915	74,406
Total Increase (Decrease)	1,886,395	270,951
Net Assets
Beginning of Period	14,361,746	14,090,795
End of Period	16,248,141	14,361,746

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $19,827,000 and $163,823,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.94	$9.81	$8.64	$9.93	$9.66
Investment Operations
Net Investment Income	.418	.458	.468	.505	.501
Net Realized and Unrealized Gain (Loss)
on Investments	.463	.372	1.220	(1.239)	.270
Total from Investment Operations	.881	.830	1.688	(.734)	.771
Distributions
Dividends from Net Investment Income	(.428)	(.473)	(.478)	(.506)	(.501)
Distributions from Realized Capital Gains	(.213)	(.227)	(.040)	(.050)	—
Total Distributions	(.641)	(.700)	(.518)	(.556)	(.501)
Net Asset Value, End of Period	$10.18	$9.94	$9.81	$8.64	$9.93

Total Return[1]	9.18%	8.64%	20.11%	-7.56%	8.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,837	$4,645	$5,489	$3,577	$2,650
Ratio of Total Expenses to
Average Net Assets	0.20%	0.22%	0.24%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.17%	4.56%	5.05%	5.50%	5.16%
Portfolio Turnover Rate	49%	39%	69%	48%	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.94	$9.81	$8.64	$9.93	$9.66
Investment Operations
Net Investment Income	.428	.470	.480	.514	.511
Net Realized and Unrealized Gain (Loss)
on Investments	.463	.372	1.220	(1.239)	.270
Total from Investment Operations	.891	.842	1.700	(.725)	.781
Distributions
Dividends from Net Investment Income	(.438)	(.485)	(.490)	(.515)	(.511)
Distributions from Realized Capital Gains	(.213)	(.227)	(.040)	(.050)	—
Total Distributions	(.651)	(.712)	(.530)	(.565)	(.511)
Net Asset Value, End of Period	$10.18	$9.94	$9.81	$8.64	$9.93

Total Return[1]	9.29%	8.77%	20.26%	-7.47%	8.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,411	$9,717	$8,601	$4,765	$3,455
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.27%	4.68%	5.18%	5.60%	5.27%
Portfolio Turnover Rate	49%	39%	69%	48%	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the

Intermediate-Term Investment-Grade Fund

notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities. The fund had no open CMBS Index swap contracts at January 31, 2012.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Intermediate-Term Investment-Grade Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $2,517,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,273,307	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,825,395	—
Corporate Bonds	—	12,341,245	2
Sovereign Bonds	—	280,353	—
Taxable Municipal Bonds	—	52,945	—
Tax-Exempt Municipal Bonds	—	1,644	—
Convertible Preferred Stocks	3	—	—
Preferred Stocks	11,367	—	—
Temporary Cash Investments	325,023	—	—
Futures Contracts—Assets[1]	1,298	—	—
Futures Contracts—Liabilities[1]	(264)	—	—
Swap Contracts—Assets	—	40,226	—
Swap Contracts—Liabilities	—	(203)	—
Total	337,427	15,814,912	2
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2011	394
Change in Unrealized Appreciation (Depreciation)	(392)
Balance as of January 31, 2012	2

D. At January 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	41,021	503	41,524
Liabilities	(264)	(203)	(467)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2012, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	7,808	---	7,808
Swap Contracts	22,947	(1,195)	21,752
Realized Net Gain (Loss) on Derivatives	30,755	(1,195)	29,560

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	10,638	---	10,638
Swap Contracts	31,893	480	32,373
Change in Unrealized Appreciation (Depreciation)
on Derivatives	42,531	480	43,011

At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2012	5,580	692,182	1,496
2-Year U.S. Treasury Note	March 2012	(1,222)	(269,757)	(216)
10-Year U.S. Treasury Note	March 2012	(1,605)	(212,261)	(2,184)
30-Year U.S. Treasury Bond	March 2012	635	92,353	1,158
Ultra Long U.S. Treasury Bond	March 2012	336	53,749	1,487

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./A2	3/20/15	DBAG	4,400	101	1.000	(146)
Burlington Northern/A3	6/20/12	DBAG	5,000	—	0.400	7
HSBC Finance Corp./A3	9/20/16	DBAG	4,100	154	1.000	(4)
Johnson & Johnson/Aaa	9/20/12	UBSAG	2,160	—	0.080	—
Johnson & Johnson/Aaa	9/20/12	GSCM	5,400	—	0.070	(2)

Intermediate-Term Investment-Grade Fund

Credit Default Swaps (continued)
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Metlife Inc./A3	3/20/15	DBAG	18,000	1,086	1.000	(12)
Credit Protection Purchased
Bank of America Corp.	12/20/14	DBAG	3,130	(73)	(1.000)	128
Bank of America Corp.	12/20/14	BARC	3,130	(68)	(1.000)	130
Federative Republic of Brazil	12/20/15	BOANA	1,500	(19)	(1.000)	2
Danske Bank A/S	12/20/15	BARC	2,645	(16)	(1.000)	113
United Mexican States	12/20/15	BOANA	1,500	(23)	(1.000)	(3)
Morgan Stanley	9/20/15	BARC	4,400	(242)	(1.000)	123
Wells Fargo	3/20/15	GSCM	4,400	(37)	(1.000)	(36)
						300

1 BARC—Barclays Bank plc.
BOANA—Bank of America N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
UBSAG—UBS AG.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
5/15/12	BOANA	875	1.349	(0.285)[2]	3
7/15/12	BARC	16,105	1.683	(0.285)[2]	109
7/15/12	WFC	1,485	1.450	(0.285)[2]	8
7/15/12	WFC	1,270	1.590	(0.285)[2]	8
7/15/12	WFC	4,085	1.450	(0.285)[2]	23
7/15/12	JPMC	11,950	1.370	(0.285)[2]	64
9/6/12	WFC	5,800	0.553	(0.295)[2]	12
10/15/12	BOANA	10,550	1.746	(0.285)[2]	112
12/6/12	BARC	12,750	2.325	(0.528)[3]	198
12/15/12	WFC	7,280	1.763	(0.285)[2]	95
12/15/12	WFC	37,130	1.715	(0.285)[2]	470
1/15/13	WFC	13,120	1.770	(0.567)[3]	161
2/15/13	WFC	11,800	1.705	(0.285)[2]	175
2/15/13	WFC	725	1.890	(0.285)[2]	12
2/15/13	WFC	10,170	1.725	(0.285)[2]	153
2/15/13	WFC	234	0.801	(0.285)[2]	1

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/15/13	WFC	1,450	0.910	(0.285)[2]	11
2/20/13	WFC	6,220	1.926	(0.281)[2]	108
2/20/13	WFC	5,135	0.799	(0.281)[2]	28
6/2/13	BOANA	4,307	0.755	(0.529)[3]	16
9/15/13	GSCM	12,000	1.254	(0.285)[2]	184
9/15/13	WFC	4,374	0.698	(0.285)[2]	28
10/15/13	WFC	3,430	1.023	(0.285)[2]	41
12/1/13	GSCM	2,540	2.584	(0.527)[3]	97
12/1/13	WFC	13,486	2.582	(0.527)[3]	512
12/1/13	GSCM	41,858	2.584	(0.527)[3]	1,590
2/14/14	WFC	21,200	1.022	(0.285)[2]	292
3/6/14	GSCM	18,138	2.448	(0.295)[2]	794
4/15/14	WFC	7,380	0.680	(0.567)[3]	25
5/15/14	GSCM	1,000	1.528	(0.285)[2]	26
5/16/14	WFC	8,640	1.083	(0.461)[3]	112
6/15/14	WFC	4,400	2.338	(0.285)[2]	204
6/15/14	WFC	40	2.577	(0.285)[2]	2
6/15/14	WFC	1,200	1.150	(0.285)[2]	22
8/15/14	JPMC	3,505	1.501	(0.285)[2]	98
8/15/14	GSCM	620	1.350	(0.285)[2]	15
9/22/14	BOANA	18,000	0.553	(0.279)[2]	73
10/15/14	WFC	6,455	1.130	(0.285)[2]	125
12/15/14	GSCM	4,637	0.553	(0.285)[2]	427
2/15/15	BOANA	2,790	1.799	(0.285)[2]	113
2/15/15	WFC	8,600	1.634	(0.285)[2]	305
2/15/15	WFC	9,600	1.868	(0.285)[2]	408
2/17/15	GSCM	17,670	2.555	(0.466)[3]	1,048
3/24/15	GSCM	1,520	2.910	(0.277)[2]	116
8/15/15	GSCM	57,710	1.588	(0.285)[2]	2,077
10/21/15	WFC	40,850	1.485	(0.561)[3]	1,157
5/19/16	WFC	11,900	1.454	(0.479)[3]	214
6/1/16	WFC	6,225	2.910	(0.527)[3]	548
7/18/16	GSCM	31,000	1.876	(0.565)[3]	1,181
9/30/16	WFC	370	1.409	(0.579)[3]	8
10/25/16	WFC	25,700	1.714	(0.560)[3]	933
1/15/17	BARC	1,130	2.971	(0.285)[2]	114
2/15/17	WFC	17,000	3.373	(0.285)[2]	2,069

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/15/17	GSCM	1,200	3.433	(0.285)[2]	150
2/15/17	BARC	1,490	3.180	(0.285)[2]	167
2/15/17	WFC	950	2.407	(0.285)[2]	70
2/15/17	WFC	5,700	2.407	(0.285)[2]	423
2/15/17	BARC	1,145	2.287	(0.285)[2]	78
2/15/17	BOANA	58,800	1.875	(0.285)[2]	2,811
9/15/17	GSCM	24,600	3.520	(0.285)[2]	3,336
9/15/17	BARC	5,400	3.363	(0.285)[2]	686
9/15/17	GSCM	14,800	2.533	(0.285)[2]	1,205
9/15/17	WFC	1,900	2.345	(0.285)[2]	135
1/25/19	GSCM	9,200	2.782	(0.560)[3]	758
4/25/19	WFC	21,200	2.053	(0.557)[3]	1,050
4/25/19	WFC	5,500	2.756	(0.560)[3]	427
4/25/20	JPMC	35,700	3.024	(0.560)[3]	3,790
4/25/20	GSCM	6,000	2.794	(0.560)[3]	479
6/25/21	GSCM	5,720	3.143	(0.574)[3]	621
10/25/21	WFC	6,500	3.328	(0.560)[3]	797
11/25/22	UBSAG	4,515	2.491	(0.506)[3]	248
11/25/22	BARC	25,900	2.758	(0.500)[3]	2,049
1/25/23	WFC	3,000	3.144	(0.560)[3]	331
7/25/23	BARC	24,625	3.483	(0.560)[3]	3,387
					39,723

1 BARC—Barclays Bank plc.
BOANA—Bank of America N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
UBSAG—UBS AG.
WFC—Wells Fargo Bank N.A.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2012, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

Intermediate-Term Investment-Grade Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $41,308,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $16,080,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2012, the fund had short-term and long-term capital gains of $22,129,000 and $60,530,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $10,942,000 through January 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2012, the cost of investment securities for tax purposes was $14,999,366,000. Net unrealized appreciation of investment securities for tax purposes was $1,111,918,000, consisting of unrealized gains of $1,203,075,000 on securities that had risen in value since their purchase and $91,157,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $6,471,477,000 of investment securities and sold $5,869,351,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,953,852,000 and $905,399,000, respectively.

Intermediate-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,769,812	176,272	2,260,187	225,430
Issued in Lieu of Cash Distributions	235,243	23,548	289,553	28,939
Redeemed	(1,922,825)	(191,966)	(3,511,900)	(346,823)
Net Increase (Decrease)—Investor Shares	82,230	7,854	(962,160)	(92,454)
Admiral Shares
Issued	3,397,279	338,652	4,217,846	417,408
Issued in Lieu of Cash Distributions	530,032	53,052	524,708	52,477
Redeemed	(2,485,626)	(248,442)	(3,705,988)	(369,238)
Net Increase (Decrease)—Admiral Shares	1,441,685	143,262	1,036,566	100,647

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.24%	0.12%
30-Day SEC Yield	4.56%	4.65%

Financial Attributes

		Barclays
		Long	Barclays
		Credit	Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	408	841	7,829
Yield to Maturity
(before expenses)	4.7%	4.6%	2.1%
Average Coupon	6.3%	6.1%	4.0%
Average Duration	13.5 years	13.7 years	4.9 years
Average Effective
Maturity	24.4 years	25.0 years	7.0 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Finance	23.6%
Foreign	1.2
Industrial	42.1
Treasury/Agency	1.8
Utilities	13.7
Other	17.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.97	0.50
Beta	1.01	2.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.1%
1 - 5 Years	0.6
5 - 10 Years	6.1
10 - 20 Years	17.6
20 - 30 Years	70.6
Over 30 Years	5.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	1.5%
Aaa	2.5
Aa	20.7
A	54.7
Baa	16.6
Not Rated	4.0

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 10, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund
Investor Shares	21.97%	9.07%	7.92%	$21,429
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547
Barclays Capital U.S. Long Credit A or
Better Bond Index	22.56	8.53	7.76	21,112
Corporate A-Rated Debt Funds
Average	7.98	5.60	5.04	16,357
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral
Shares	22.09%	9.19%	8.04%	$108,318
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. Long Credit A or Better
Bond Index	22.56	8.53	7.76	105,560

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	6.73%	5.02%	11.75%	12.69%
2004	5.92	2.17	8.09	7.68
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	17.18%	8.41%	6.02%	1.80%	7.82%
Admiral Shares	2/12/2001	17.30	8.53	6.13	1.80	7.93

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	3.750%	8/15/41	70,000	81,594	0.7%
1	United States Treasury Note/Bond	3.500%	2/15/39	32,850	36,725	0.3%
	U.S. Government Securities—Other †				56,716	0.5%
					175,035	1.5%

Agency Notes †					25,501	0.2%
Total U.S. Government and Agency Obligations (Cost $170,281)					200,536	1.7%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	5.420%–6.800%	3/15/17–3/15/28	44,600	43,217	0.4%
	Bank of America NA	6.000%	10/15/36	52,750	49,644	0.4%
	Bank One Corp.	7.625%–8.000%	7/15/25–4/29/27	81,819	99,195	0.9%
	Citigroup Inc.	6.625%	6/15/32	60,905	62,305	0.5%
	Citigroup Inc.	4.500%–8.125%	1/14/22–1/30/42	187,575	191,750	1.7%
	Goldman Sachs Group Inc.	6.750%	10/1/37	133,660	132,353	1.2%
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,215	0.5%
	Goldman Sachs Group Inc.	6.450%	5/1/36	58,000	55,928	0.5%
	Goldman Sachs Group Inc.	5.250%–6.250%	7/27/21–2/1/41	46,195	47,167	0.4%
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	80,475	80,301	0.7%
	HSBC Holdings plc	6.800%	6/1/38	84,249	94,552	0.8%
	HSBC Holdings plc	6.500%–7.625%	5/17/32–9/15/37	36,200	38,594	0.3%
2	JP Morgan Chase
	Capital XXII	6.450%	1/15/87	17,000	17,128	0.2%
	JP Morgan Chase
	Capital XXV	6.800%	10/1/37	28,415	28,791	0.3%
	JPMorgan Chase & Co.	6.400%	5/15/38	93,150	107,581	0.9%
	JPMorgan Chase & Co.	5.400%–5.500%	10/15/40–1/6/42	41,635	43,620	0.4%
	JPMorgan Chase
	Capital XXVII	7.000%	11/1/39	3,875	4,015	0.0%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Merrill Lynch & Co. Inc.	6.110%–7.750%	9/15/26–5/14/38	86,055	82,022	0.7%
Wachovia Bank NA	6.600%	1/15/38	61,225	72,568	0.6%
Wachovia Bank NA	5.850%	2/1/37	20,700	22,356	0.2%
Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	49,830	55,055	0.5%
Wells Fargo Bank NA	5.950%	8/26/36	34,970	37,968	0.3%
3 Banking—Other †				182,766	1.6%
3 Brokerage †				27,515	0.2%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	117,095	140,545	1.2%
General Electric Capital Corp.	5.875%	1/14/38	100,905	110,691	1.0%
General Electric Capital Corp.	6.875%	1/10/39	57,420	71,173	0.6%
General Electric
Capital Corp.	5.300%–6.150%	2/11/21–8/7/37	21,460	23,628	0.2%
Insurance
3 New York Life Insurance Co.	5.875%	5/15/33	50,275	58,459	0.5%
UnitedHealth Group Inc.	4.625%–6.875%	3/15/36–11/15/41	129,992	158,966	1.4%
3 Insurance—Other †				436,834	3.8%
Real Estate Investment Trusts †				18,822	0.2%
				2,651,724	23.1%
Industrial
Basic Industry †				11,198	0.1%
3 Capital Goods †				299,049	2.6%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	26,859	39,354	0.3%
AT&T Inc.	5.350%	9/1/40	88,161	98,457	0.9%
AT&T Inc.	5.550%–6.550%	9/1/37–8/15/41	57,925	70,233	0.6%
AT&T Mobility LLC	7.125%	12/15/31	12,000	15,564	0.1%
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	4,550	6,178	0.1%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	70,000	81,676	0.7%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	7,850	9,861	0.1%
France Telecom SA	8.500%	3/1/31	47,575	67,078	0.6%
GTE Corp.	6.940%	4/15/28	20,000	24,856	0.2%
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	25,325	0.2%
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	13,099	0.1%
Verizon Communications Inc.	6.400%	2/15/38	44,132	55,876	0.5%
Verizon
Communications Inc.	5.850%–7.350%	9/15/35–4/1/41	109,383	137,608	1.2%
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	41,889	0.4%
Verizon Maryland Inc.	5.125%	6/15/33	12,000	12,290	0.1%
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	31,986	0.3%
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	8,284	0.1%
3 Communication—Other †				286,401	2.5%
Consumer Cyclical
McDonald’s Corp.	6.300%	3/1/38	46,635	65,232	0.6%
McDonald’s Corp.	5.700%–6.300%	10/15/37–2/1/39	45,435	62,329	0.5%
Target Corp.	7.000%	1/15/38	38,980	55,260	0.5%
Target Corp.	6.500%–7.000%	8/1/28–10/15/37	50,850	67,097	0.6%
Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	100,638	0.9%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	74,942	0.7%
Wal-Mart Stores Inc.	5.625%	4/15/41	45,810	57,634	0.5%
Wal-Mart Stores Inc.	4.875%–6.500%	9/1/35–10/25/40	76,400	96,831	0.8%
Consumer Cyclical—Other †				256,181	2.2%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Consumer Noncyclical
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	47,155	74,031	0.7%
AstraZeneca plc	6.450%	9/15/37	77,000	105,369	0.9%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	63,353	0.6%
Merck & Co. Inc.	6.550%	9/15/37	42,200	58,580	0.5%
Merck & Co. Inc.	5.750%–6.500%	12/1/33–6/30/39	61,320	82,447	0.7%
Pfizer Inc.	7.200%	3/15/39	46,000	69,305	0.6%
Pharmacia Corp.	6.750%	12/15/27	28,000	36,346	0.3%
3 Roche Holdings Inc.	7.000%	3/1/39	47,905	68,376	0.6%
Wyeth	5.950%	4/1/37	72,150	94,330	0.8%
3 Consumer Noncyclical—Other †				856,168	7.5%
Energy
Burlington Resources
Finance Co.	7.400%	12/1/31	25,000	34,809	0.3%
ConocoPhillips	6.500%	2/1/39	65,735	92,298	0.8%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	43,138	0.4%
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,665	0.0%
Shell International Finance
BV	6.375%	12/15/38	84,705	117,810	1.0%
Shell International Finance
BV	5.500%	3/25/40	16,300	20,862	0.2%
Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	35,000	50,294	0.5%
3 Energy—Other †				93,203	0.8%
3 Other Industrial †				82,019	0.7%
Technology
Hewlett-Packard Co.	6.000%	9/15/41	54,185	61,862	0.6%
International Business
Machines Corp.	7.000%	10/30/25	50,400	68,952	0.6%
Oracle Corp.	6.500%	4/15/38	43,833	59,752	0.5%
Oracle Corp.	5.375%–6.125%	7/8/39–7/15/40	49,974	61,696	0.5%
Technology—Other †				182,580	1.6%
Transportation
Burlington Northern
Santa Fe LLC	5.400%–6.875%	12/1/27–6/1/41	33,655	42,744	0.4%
3 Transportation—Other †				17,255	0.1%
				4,713,650	41.2%
Utilities
Electric
Appalachian Power Co.	6.700%	8/15/37	50,000	65,133	0.6%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	67,341	0.6%
Midamerican Energy Holdings Co. 6.125%		4/1/36	18,100	22,465	0.2%
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	53,885	76,294	0.6%
Pacific Gas & Electric Co.	5.400%–6.350%	3/1/34–1/15/40	106,462	134,426	1.2%
PacifiCorp	4.100%–6.350%	8/1/36–2/1/42	94,985	119,008	1.0%
Virginia Electric and
Power Co.	6.000%	5/15/37	60,105	77,856	0.7%
3 Electric—Other †				816,394	7.1%
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	73,051	0.7%
Natural Gas—Other †				72,292	0.6%
Other Utility †				12,206	0.1%
				1,536,466	13.4%
Total Corporate Bonds (Cost $7,503,006)				8,901,840	77.7%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $116,996) †				132,496	1.2%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	6.270%	2/15/50	58,835	66,534	0.6%
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	49,790	67,126	0.6%
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.263%–7.043%	4/1/30–4/1/50	50,380	66,643	0.6%
California GO	7.300%	10/1/39	129,045	168,783	1.5%
California GO	7.600%	11/1/40	45,715	61,815	0.5%
California GO	7.550%	4/1/39	45,725	61,344	0.5%
California GO	7.500%–7.625%	4/1/34–3/1/40	67,615	90,210	0.8%
Illinois GO	5.100%	6/1/33	189,365	179,232	1.6%
Illinois GO	4.950%–5.877%	3/1/19–6/1/23	20,595	22,618	0.2%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	57,235	75,526	0.7%
Massachusetts
Development Finance
Agency Revenue
(Harvard University)	6.300%	10/1/37	61,368	70,525	0.6%
Metropolitan New York
Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	57,060	82,219	0.7%
4 New Jersey Economic
Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	50,002	62,867	0.5%
New Jersey Turnpike Authority
Revenue	7.102%	1/1/41	53,055	76,039	0.7%
New Jersey Turnpike Authority
Revenue	7.414%	1/1/40	46,674	68,562	0.6%
State of California	6.509%	4/1/39	28,365	31,178	0.3%
Taxable Municipal Bonds—Other †				727,230	6.3%
Total Taxable Municipal Bonds (Cost $1,704,312)				1,978,451	17.3%

			Shares
Temporary Cash Investment
Repurchase Agreement
Bank of America Securities LLC
(Dated 1/31/12, Repurchase Value
$114,501,000, collateralized by
Federal National Mortgage Assn.
4.000%, 12/1/41) (Cost $114,500) 0.220%		2/1/12	114,500	114,500	1.0%
Total Investments (Cost $9,609,095)				11,327,823	98.9%
Other Assets and Liabilities
Other Assets[5]				189,741	1.7%
Liabilities				(64,279)	(0.6%)
				125,462	1.1%
Net Assets				11,453,285	100.0%

Long-Term Investment-Grade Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	9,695,099
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	30,062
Unrealized Appreciation (Depreciation)
Investment Securities	1,718,728
Futures Contracts	2,561
Swap Contracts	6,835
Net Assets	11,453,285

Investor Shares—Net Assets
Applicable to 413,157,371 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,340,206
Net Asset Value Per Share—Investor Shares	$10.50

Admiral Shares—Net Assets
Applicable to 677,115,410 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,113,079
Net Asset Value Per Share—Admiral Shares	$10.50

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $619,000 have been segregated as collateral for open swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $828,171,000, representing 7.2% of net assets.
4 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
5 Cash of $2,542,000, has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Interest	552,135
Total Income	552,135
Expenses
Investment Advisory Fees—Note B	1,960
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,919
Management and Administrative—Admiral Shares	4,454
Marketing and Distribution—Investor Shares	880
Marketing and Distribution—Admiral Shares	1,575
Custodian Fees	63
Auditing Fees	36
Shareholders’ Reports—Investor Shares	79
Shareholders’ Reports—Admiral Shares	26
Trustees’ Fees and Expenses	20
Total Expenses	16,012
Net Investment Income	536,123
Realized Net Gain (Loss)
Investment Securities Sold	184,727
Futures Contracts	5,172
Swap Contracts	13,489
Realized Net Gain (Loss)	203,388
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,315,162
Futures Contracts	2,561
Swap Contracts	(5,478)
Change in Unrealized Appreciation (Depreciation)	1,312,245
Net Increase (Decrease) in Net Assets Resulting from Operations	2,051,756

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	536,123	495,607
Realized Net Gain (Loss)	203,388	102,561
Change in Unrealized Appreciation (Depreciation)	1,312,245	(8,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,051,756	589,770
Distributions
Net Investment Income
Investor Shares	(210,721)	(229,926)
Admiral Shares	(331,646)	(273,096)
Realized Capital Gain
Investor Shares	(32,862)	—
Admiral Shares	(54,247)	—
Total Distributions	(629,476)	(503,022)
Capital Share Transactions
Investor Shares	3,183	(379,821)
Admiral Shares	918,204	1,165,447
Net Increase (Decrease) from Capital Share Transactions	921,387	785,626
Total Increase (Decrease)	2,343,667	872,374
Net Assets
Beginning of Period	9,109,618	8,237,244
End of Period	11,453,285	9,109,618

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.15	$9.04	$8.19	$9.02	$9.15
Investment Operations
Net Investment Income	.515	.516	.517	.514	.523
Net Realized and Unrealized Gain (Loss)
on Investments	1.439	.117	.857	(.829)	(.130)
Total from Investment Operations	1.954	.633	1.374	(.315)	.393
Distributions
Dividends from Net Investment Income	(.521)	(.523)	(.524)	(.515)	(.523)
Distributions from Realized Capital Gains	(.083)	—	—	—	—
Total Distributions	(.604)	(.523)	(.524)	(.515)	(.523)
Net Asset Value, End of Period	$10.50	$9.15	$9.04	$8.19	$9.02

Total Return[1]	21.97%	7.01%	17.29%	-3.45%	4.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,340	$3,770	$4,082	$3,471	$4,112
Ratio of Total Expenses to
Average Net Assets	0.22%	0.24%	0.26%	0.23%	0.22%
Ratio of Net Investment Income to
Average Net Assets	5.25%	5.53%	6.01%	6.09%	5.78%
Portfolio Turnover Rate	29%	19%	21%	24%	15%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.15	$9.04	$8.19	$9.02	$9.15
Investment Operations
Net Investment Income	.525	.528	.528	.522	.532
Net Realized and Unrealized Gain (Loss)
on Investments	1.439	.117	.857	(.829)	(.130)
Total from Investment Operations	1.964	.645	1.385	(.307)	.402
Distributions
Dividends from Net Investment Income	(.531)	(.535)	(.535)	(.523)	(.532)
Distributions from Realized Capital Gains	(.083)	—	—	—	—
Total Distributions	(.614)	(.535)	(.535)	(.523)	(.532)
Net Asset Value, End of Period	$10.50	$9.15	$9.04	$8.19	$9.02

Total Return[1]	22.09%	7.14%	17.44%	-3.35%	4.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,113	$5,340	$4,155	$2,413	$1,627
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	5.35%	5.65%	6.14%	6.19%	5.88%
Portfolio Turnover Rate	29%	19%	21%	24%	15%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

Long-Term Investment-Grade Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Long-Term Investment-Grade Fund

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2012, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $1,766,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	200,536	—
Corporate Bonds	—	8,901,840	—
Sovereign Bonds	—	132,496	—
Taxable Municipal Bonds	—	1,978,451	—
Temporary Cash Investments	—	114,500	—
Futures Contracts—Assets[1]	614	—	—
Swap Contracts—Assets	—	8,087	—
Swap Contracts—Liabilities	—	(1,252)	—
Total	614	11,334,658	—
1 Represents variation margin on the last day of the reporting period.

Long-Term Investment-Grade Fund

E. At January 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	614	8,087	8,701
Liabilities	—	(1,252)	(1,252)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	5,172	—	5,172
Swap Contracts	—	13,489	13,489
Realized Net Gain (Loss) on Derivatives	5,172	13,489	18,661

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,561	—	2,561
Swap Contracts	—	(5,478)	(5,478)
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,561	(5,478)	(2,917)

At January 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	March 2012	640	93,080	1,311
10-Year U.S. Treasury Note	March 2012	429	56,735	1,250

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

F. At January 31, 2012, the fund had the following open swap contracts:

Credit Default Swaps
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
CDX–IG11–10yr/Baa1[2]	12/20/18	GSI	198,400	4,241	1.400%	7,296
CDX–IG14–10yr/Baa1[3]	6/20/20	BOANA	100,000	163	1.000%	22
CDX–IG16–10yr/Baa1[4]	6/20/21	GSI	200,000	4,187	1.000%	769
Credit Protection Purchased
XL Capital Ltd.	12/20/13	GSI	8,500	(1,318)	(5.000%)	(1,252)
						6,835

1 GSI—Goldman Sachs International.
BOANA—Bank of America N.A.
2 Investment Grade Corporate Credit Default Swap Index–Version 11
3 Investment Grade Corporate Credit Default Swap Index–Version 14
4 Investment Grade Corporate Credit Default Swap Index–Version 16

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,865,000 from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $6,244,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a capital loss carryforward of $72,893,000 to offset taxable capital gains realized during the year ended January 31, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

For tax purposes, at January 31, 2012, the fund had long-term capital gains of $33,274,000 available for distribution.

At January 31, 2012, the cost of investment securities for tax purposes was $9,609,714,000. Net unrealized appreciation of investment securities for tax purposes was $1,718,109,000, consisting of unrealized gains of $1,738,407,000 on securities that had risen in value since their purchase and $20,298,000 in unrealized losses on securities that had fallen in value since their purchase.

Long-Term Investment-Grade Fund

G. During the year ended January 31, 2012, the fund purchased $2,934,103,000 of investment securities and sold $2,038,683,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $795,746,000 and $885,561,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,296,248	131,084	1,021,926	109,366
Issued in Lieu of Cash Distributions	231,275	23,416	205,699	21,953
Redeemed	(1,524,340)	(153,162)	(1,607,446)	(171,100)
Net Increase (Decrease)—Investor Shares	3,183	1,338	(379,821)	(39,781)
Admiral Shares
Issued	1,559,029	158,874	2,022,967	216,011
Issued in Lieu of Cash Distributions	332,205	33,575	232,733	24,801
Redeemed	(973,030)	(98,666)	(1,090,253)	(117,091)
Net Increase (Decrease)—Admiral Shares	918,204	93,783	1,165,447	123,721

I. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.25%	0.13%
30-Day SEC Yield	5.83%	5.92%

Financial Attributes
		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	374	1,847	7,829
Yield to Maturity
(before expenses)	6.1%	8.0%	2.1%
Average Coupon	7.2%	8.3%	4.0%
Average Duration	4.4 years	4.1 years	4.9 years
Average Effective
Maturity	5.4 years	6.7 years	7.0 years
Short-Term
Reserves	4.3%	—	—

Sector Diversification (% of portfolio)
Basic Industry	7.2%
Capital Goods	6.7
Communication	17.5
Consumer Cyclical	13.9
Consumer Non-Cyclical	12.8
Energy	6.4
Finance	15.8
Technology	7.4
Transportation	1.4
Treasury/Agency	2.2
Utilities	8.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Corporate	Aggregate
	High Yield	Bond
	Index	Index
R-Squared	0.95	0.01
Beta	0.76	0.30

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
1 - 5 Years	38.7%
5 - 10 Years	54.9
10 - 20 Years	6.4

Distribution by Credit Quality (% of portfolio)
Baa	9.4%
Ba	56.7
B	28.9
Caa	3.4
Not Rated	1.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2012, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2002, Through January 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Investor
Shares	8.04%	6.58%	7.05%	$19,768
Barclays Capital U.S. Aggregate Bond
Index	8.66	6.70	5.78	17,547

Barclays Capital U.S. Corporate High
Yield Bond Index	5.83	7.95	9.10	23,898
High-Current-Yield Funds Average	3.84	5.29	6.99	19,655
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	8.15%	6.71%	7.17%	$99,896
Barclays Capital U.S. Aggregate Bond Index	8.66	6.70	5.78	87,737
Barclays Capital U.S. Corporate High Yield
Bond Index	5.83	7.95	9.10	119,488

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2002, Through January 31, 2012

				Barclays
				Corporate
				High Yield
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	8.27%	-5.72%	2.55%	1.17%
2004	8.54	7.93	16.47	27.20
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15
2011	8.23	5.47	13.70	16.19
2012	7.35	0.69	8.04	5.83

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	7.13%	6.11%	7.83%	-1.00%	6.83%
Admiral Shares	11/12/2001	7.24	6.24	7.94	-1.00	6.94

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	97,118	0.6%
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	85,160	0.5%
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	71,416	0.5%
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	60,430	0.4%
Total U.S. Government and Agency Obligations (Cost $300,813)					314,124	2.0%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	5.000%–6.000%	9/1/17–5/13/21	135,295	138,375	0.9%
	BankAmerica Capital II	8.000%	12/15/26	49,825	48,829	0.3%
1	Barclays Bank plc	6.050%	12/4/17	118,492	119,752	0.8%
	Barclays Bank plc	5.140%	10/14/20	48,960	47,117	0.3%
2	Citigroup Capital XXI	8.300%	12/21/57	51,620	52,394	0.3%
	FleetBoston Financial Corp.	6.875%	1/15/28	30,905	30,016	0.2%
1	LBG Capital No.1 PLC	7.875%	11/1/20	81,952	68,020	0.4%
	NB Capital Trust IV	8.250%	4/15/27	53,615	52,811	0.3%
1	Banking—Other †				26,008	0.2%
	Finance Companies
	Ally Financial Inc.	8.000%	3/15/20	120,675	132,743	0.9%
	Ally Financial Inc.	7.500%	9/15/20	67,975	72,733	0.5%
	Ally Financial Inc.	8.000%–8.300%	2/12/15–11/1/31	94,965	102,981	0.7%
1	CIT Group Inc.	7.000%	5/2/17	170,405	170,831	1.1%
1	CIT Group Inc.	6.625%	4/1/18	120,655	129,101	0.8%
1	CIT Group Inc.	7.000%	5/2/16	98,911	99,158	0.6%
1	CIT Group Inc.	7.000%	5/4/15–5/1/17	16,147	16,187	0.1%
1	International Lease
	Finance Corp.	5.650%–8.750%	6/1/14–1/15/22	369,287	391,646	2.5%
	SLM Corp.	6.250%	1/25/16	80,090	82,495	0.5%
	SLM Corp.	6.000%–8.450%	1/25/17–1/25/22	146,110	154,173	1.0%
1	Finance Companies—Other †				47,604	0.3%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Insurance
2 Hartford Financial Services
Group Inc.	8.125%	6/15/38	94,960	98,758	0.6%
1 Insurance—Other †				197,869	1.3%
Other Finance †				25,329	0.2%
				2,304,930	14.8%
Industrial
Basic Industry
Peabody Energy Corp.	7.375%	11/1/16	69,675	77,862	0.5%
1 Peabody Energy Corp.	6.000%–7.875%	11/15/18–11/1/26	130,755	137,238	0.9%
1 Basic Industry—Other †				830,886	5.3%
Capital Goods
Case New Holland Inc.	7.875%	12/1/17	91,500	105,454	0.7%
Case New Holland Inc.	7.750%	9/1/13	23,465	25,225	0.2%
1 CNH Capital LLC	6.250%	11/1/16	43,785	46,522	0.3%
1 Fibria Overseas Finance Ltd.	7.500%	5/4/20	107,711	111,411	0.7%
1 Reynolds Group Issuer Inc /
Reynolds Group Issuer LLC /
Reynolds Group Issuer
Luxembourg SA	8.750%	10/15/16	73,325	77,724	0.5%
1 Capital Goods—Other †				614,151	3.9%
Communication
Cablevision Systems Corp.	7.750%–8.625%	9/15/17–4/15/18	59,290	65,469	0.4%
CCO Holdings LLC / CCO
Holdings Capital Corp.	6.500%–8.125%	10/30/17–1/31/22	255,002	271,618	1.7%
1 Cequel Communications
Holdings I LLC and Cequel
Capital Corp.	8.625%	11/15/17	69,090	73,408	0.5%
Cricket Communications Inc.	7.750%	10/15/20	97,250	92,874	0.6%
CSC Holdings LLC	7.625%	7/15/18	79,045	87,345	0.6%
1 CSC Holdings LLC	6.750%–8.625%	2/15/18–11/15/21	64,595	71,457	0.5%
DISH DBS Corp.	6.750%	6/1/21	133,715	146,084	0.9%
DISH DBS Corp.	7.875%	9/1/19	11,685	13,438	0.1%
Intelsat Jackson Holdings
SA	7.250%	10/15/20	117,065	122,626	0.8%
1 Intelsat Jackson Holdings
SA	7.250%–9.500%	6/15/16–4/1/21	107,200	112,706	0.7%
MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	75,516	0.5%
NII Capital Corp.	7.625%	4/1/21	72,940	74,581	0.5%
1 Sprint Nextel Corp.	9.000%	11/15/18	102,545	110,492	0.7%
1 Wind Acquisition Finance SA	11.750%	7/15/17	75,775	75,017	0.5%
1 Communication—Other †				1,167,907	7.5%
Consumer Cyclical
Ford Motor Co.	6.625%–7.450%	10/1/28–7/16/31	56,016	64,011	0.4%
Ford Motor Credit Co. LLC	5.000%	5/15/18	96,955	100,591	0.6%
Ford Motor Credit Co. LLC	8.125%	1/15/20	55,475	67,679	0.4%
Ford Motor Credit Co. LLC	6.625%–8.000%	10/1/13–8/15/17	120,445	135,746	0.9%
1 QVC Inc.	7.500%	10/1/19	66,400	72,708	0.5%
1 TRW Automotive Inc.	7.000%	3/15/14	82,555	88,334	0.6%
Wynn Las Vegas LLC /
Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	82,672	0.5%
1 Consumer Cyclical—Other †				1,411,657	9.1%
Consumer Noncyclical
ARAMARK Corp.	8.500%	2/1/15	98,490	100,706	0.7%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Biomet Inc.	10.000%	10/15/17	63,880	69,150	0.4%
CHS/Community Health
Systems Inc.	8.875%	7/15/15	69,978	72,427	0.5%
Constellation Brands Inc.	7.250%	9/1/16	65,188	72,848	0.5%
HCA Inc.	6.500%	2/15/20	131,895	139,974	0.9%
HCA Inc.	6.375%	1/15/15	96,955	101,560	0.7%
HCA Inc.	6.500%	2/15/16	69,575	72,706	0.5%
HCA Inc.	5.750%–9.875%	3/15/14–6/15/25	62,181	67,284	0.4%
1 IMS Health Inc.	12.500%	3/1/18	76,475	88,711	0.6%
1 Mylan Inc.	6.000%	11/15/18	77,565	80,280	0.5%
Warner Chilcott Co. LLC /
Warner Chilcott Finance LLC	7.750%	9/15/18	93,262	98,391	0.6%
1 Consumer Noncyclical—Other †				907,168	5.8%
Energy
Offshore Group
Investments Ltd.	11.500%	8/1/15	71,102	78,775	0.5%
Pioneer Natural
Resources Co.	6.650%	3/15/17	68,845	77,623	0.5%
Pioneer Natural
Resources Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	98,138	0.6%
1 Energy—Other †				674,904	4.4%
Other Industrial †				65,176	0.4%
Technology
Seagate HDD Cayman	6.875%	5/1/20	64,225	69,363	0.4%
1 Seagate HDD Cayman	7.000%	11/1/21	22,265	23,712	0.2%
Seagate Technology
HDD Holdings	6.800%	10/1/16	33,035	36,173	0.2%
1 Seagate Technology
International	10.000%	5/1/14	32,397	37,257	0.2%
1 Technology—Other †				910,995	5.9%
Transportation
Hertz Corp.	6.750%	4/15/19	110,160	114,016	0.7%
Hertz Corp.	7.375%–8.875%	1/1/14–1/15/21	67,614	70,790	0.5%
Transportation—Other †				20,194	0.1%
				10,758,730	69.2%
Utilities
Electric
1 Calpine Corp.	7.250%	10/15/17	121,118	126,871	0.8%
1 Calpine Corp.	7.500%–7.875%	2/15/21–1/15/23	66,135	70,690	0.5%
1 Intergen NV	9.000%	6/30/17	75,485	79,825	0.5%
1 Electric—Other †				425,554	2.7%
Natural Gas
El Paso Corp.	7.250%	6/1/18	66,150	73,426	0.5%
El Paso Corp.	6.500%–7.750%	6/15/17–1/15/32	89,450	99,924	0.6%
Energy Transfer Equity LP	7.500%	10/15/20	78,360	86,588	0.6%
1 Natural Gas—Other †				307,281	2.0%
				1,270,159	8.2%
Total Corporate Bonds (Cost $13,508,769)				14,333,819	92.2%

High-Yield Corporate Fund

				Market	Percentage
				Value	of Net
			Shares	($000)	Assets
Preferred Stocks
Citigroup Capital XIII Pfd.			5,301,250	142,922	0.9%
Preferred Stocks—Other †				44,050	0.3%
Total Preferred Stocks (Cost $184,245)				186,972	1.2%
Other † (Cost $27,348)				—	0.0%
Temporary Cash Investments

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements
Bank of America Securities LLC
(Dated 1/31/12, Repurchase Value
$273,502,000, collateralized by
Federal Home Loan Mortgage
Corp. 3.500, 10/1/25, Federal
National Mortgage Assn.
4.500%–5.000%, 4/1/41–11/1/41)	0.220%	2/1/12	273,500	273,500	1.8%
Deutsche Bank Securities Inc.
(Dated 1/31/12, Repurchase Value
$263,402,000, collateralized by
Federal National Mortgage Assn.
3.500%–7.000%, 6/1/23–10/1/41)	0.240%	2/1/12	263,400	263,400	1.7%
RBC Capital Markets LLC
(Dated 1/31/12, Repurchase Value
$127,501,000, collateralized by
Federal Home Loan Mortgage
Corp. 0.000%-5.3635,
4/1/38–11/1/41, Federal National
Mortgage Assn. 3.407%–4.500%,
12/1/39–9/1/41)	0.210%	2/1/12	127,500	127,500	0.8%
Total Temporary Cash Investments (Cost $664,400)				664,400	4.3%
Total Investments (Cost $14,685,575)				15,499,315	99.7%
Other Assets and Liabilities
Other Assets				303,106	1.9%
Liabilities				(251,507)	(1.6%)
				51,599	0.3%
Net Assets				15,550,914	100.0%

High-Yield Corporate Fund

At January 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	15,679,494
Undistributed Net Investment Income	725
Accumulated Net Realized Losses	(943,045)
Unrealized Appreciation (Depreciation)	813,740
Net Assets	15,550,914

Investor Shares—Net Assets
Applicable to 940,429,658 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,475,937
Net Asset Value Per Share—Investor Shares	$5.82

Admiral Shares—Net Assets
Applicable to 1,730,262,520 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,074,977
Net Asset Value Per Share—Admiral Shares	$5.82

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $4,547,526,000, representing 29.2% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2012
($000)
Investment Income
Income
Dividends	15,393
Interest	987,035
Security Lending	536
Total Income	1,002,964
Expenses
Investment Advisory Fees—Note B	4,523
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,506
Management and Administrative—Admiral Shares	6,804
Marketing and Distribution—Investor Shares	1,350
Marketing and Distribution—Admiral Shares	1,669
Custodian Fees	113
Auditing Fees	36
Shareholders’ Reports—Investor Shares	212
Shareholders’ Reports—Admiral Shares	49
Trustees’ Fees and Expenses	27
Total Expenses	23,289
Net Investment Income	979,675
Realized Net Gain (Loss) on Investment Securities Sold	139,806
Change in Unrealized Appreciation (Depreciation) of Investment Securities	11,482
Net Increase (Decrease) in Net Assets Resulting from Operations	1,130,963

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	979,675	926,710
Realized Net Gain (Loss)	139,806	181,080
Change in Unrealized Appreciation (Depreciation)	11,482	453,051
Net Increase (Decrease) in Net Assets Resulting from Operations	1,130,963	1,560,841
Distributions
Net Investment Income
Investor Shares	(356,672)	(415,837)
Admiral Shares	(622,278)	(510,873)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(978,950)	(926,710)
Capital Share Transactions
Investor Shares	516,433	(1,114,890)
Admiral Shares	1,654,149	2,110,806
Net Increase (Decrease) from Capital Share Transactions	2,170,582	995,916
Total Increase (Decrease)	2,322,595	1,630,047
Net Assets
Beginning of Period	13,228,319	11,598,272
End of Period[1]	15,550,914	13,228,319
1 Net Assets—End of Period includes undistributed net investment income of $725,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$5.78	$5.48	$4.48	$5.82	$6.22
Investment Operations
Net Investment Income	.405	.422	.409	.430	.446
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.300	1.000	(1.340)	(.400)
Total from Investment Operations	.445	.722	1.409	(.910)	.046
Distributions
Dividends from Net Investment Income	(.405)	(.422)	(.409)	(.430)	(.446)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.405)	(.422)	(.409)	(.430)	(.446)
Net Asset Value, End of Period	$5.82	$5.78	$5.48	$4.48	$5.82

Total Return[1]	8.04%	13.70%	32.68%	-16.19%	0.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,476	$4,909	$5,730	$3,944	$4,602
Ratio of Total Expenses to
Average Net Assets	0.23%	0.25%	0.28%	0.27%	0.25%
Ratio of Net Investment Income to
Average Net Assets	7.04%	7.59%	8.15%	8.33%	7.34%
Portfolio Turnover Rate	26%	38%	32%	21%	26%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$5.78	$5.48	$4.48	$5.82	$6.22
Investment Operations
Net Investment Income	.411	.429	.415	.437	.454
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.300	1.000	(1.340)	(.400)
Total from Investment Operations	.451	.729	1.415	(.903)	.054
Distributions
Dividends from Net Investment Income	(.411)	(.429)	(.415)	(.437)	(.454)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.411)	(.429)	(.415)	(.437)	(.454)
Net Asset Value, End of Period	$5.82	$5.78	$5.48	$4.48	$5.82

Total Return[1]	8.15%	13.84%	32.84%	-16.09%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,075	$8,320	$5,868	$3,885	$4,287
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.15%	0.15%	0.13%
Ratio of Net Investment Income to
Average Net Assets	7.14%	7.71%	8.28%	8.45%	7.46%
Portfolio Turnover Rate	26%	38%	32%	21%	26%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund has lent its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan. Effective in August 2011, the fund is no longer permitted to lend its securities.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2012, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2012, the fund had contributed capital of $2,357,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.94% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	314,124	—
Corporate Bonds	—	14,333,819	—
Preferred Stocks	186,972	—	—
Other	—	—	—
Temporary Cash Investments	—	664,400	—
Total	186,972	15,312,343	—

High-Yield Corporate Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Total
Investments
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2011	3
Change in Unrealized Appreciation (Depreciation)	(3)
Balance as of January 31, 2012	—

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes at January 31, 2012, the fund had available capital loss carryforwards totaling $939,470,000 to offset future net capital gains of $529,750,000 through January 31, 2017, and $409,720,000 through January 31, 2018.

At January 31, 2012, the cost of investment securities for tax purposes was $14,685,604,000. Net unrealized appreciation of investment securities for tax purposes was $813,711,000, consisting of unrealized gains of $947,830,000 on securities that had risen in value since their purchase and $134,119,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2012, the fund purchased $5,127,704,000 of investment securities and sold $3,293,196,000 of investment securities, other than U.S. government securities and temporary cash investments. There were no purchases or sales of U.S. government securities.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,618,946	285,030	1,539,516	273,627
Issued in Lieu of Cash Distributions	295,431	51,554	333,502	59,580
Redeemed[1]	(1,397,944)	(245,765)	(2,987,908)	(529,250)
Net Increase (Decrease)—Investor Shares	516,433	90,819	(1,114,890)	(196,043)
Admiral Shares
Issued	2,672,062	469,536	3,158,724	556,800
Issued in Lieu of Cash Distributions	414,919	72,403	335,238	59,741
Redeemed[1]	(1,432,832)	(251,737)	(1,383,156)	(247,408)
Net Increase (Decrease)—Admiral Shares	1,654,149	290,202	2,110,806	369,133
1 Net of redemption fees for fiscal 2012 and 2011 of $3,557,000 and $3,888,000, respectively (fund totals).

H. In preparing the financial statements as of January 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund: In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 12, 2012

Special 2011 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $103,709,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 71.4% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $334,655,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 77.5% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $93,974,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 73.0% of income dividends are interest-related dividends.

Special 2011 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 80.2% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2011	1/31/2012	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,007.71	$0.91
Admiral Shares	1,000.00	1,008.09	0.56
Institutional Shares	1,000.00	1,008.30	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,040.41	$0.98
Admiral Shares	1,000.00	1,040.86	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,112.42	$1.12
Admiral Shares	1,000.00	1,112.90	0.64
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,036.02	$1.13
Admiral Shares	1,000.00	1,036.47	0.67

Six Months Ended January 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2011	1/31/2012	Period
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.30	$0.92
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.18% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.19% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.22% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services) and Hewlett-
F. William McNabb III	Packard Co. (electronic computer manufacturing);
Born 1957. Trustee Since July 2009. Chairman of the	Senior Advisor at New Mountain Capital; Trustee
Board. Principal Occupation(s) During the Past Five	of The Conference Board; Member of the Board of
Years: Chairman of the Board of The Vanguard Group,	Managers of Delphi Automotive LLP (automotive
Inc., and of each of the investment companies served	components).
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/consumer products); Director of
Monroe Community College Foundation, and North	Skytop Lodge Corporation (hotels), the University
Carolina A&T University.	Medical Center at Princeton, the Robert Wood
Johnson Foundation, and the Center for Work Life
Rajiv L. Gupta	Policy; Member of the Advisory Board of the
Born 1945. Trustee Since December 2001.[2]	Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.

F. Joseph Loughrey	the investment companies served by The Vanguard
Born 1949. Trustee Since October 2009. Principal	Group since 2010; Assistant Controller of each of
Occupation(s) During the Past Five Years: President	the investment companies served by The Vanguard
and Chief Operating Officer (retired 2009) and Vice	Group (2001–2010).
Chairman of the Board (2008–2009) of Cummins Inc.
(industrial machinery); Director of SKF AB (industrial	Thomas J. Higgins
machinery), Hillenbrand, Inc. (specialized consumer	Born 1957. Chief Financial Officer Since September
services), the Lumina Foundation for Education, and	2008. Principal Occupation(s) During the Past Five
Oxfam America; Chairman of the Advisory Council	Years: Principal of The Vanguard Group, Inc.; Chief
for the College of Arts and Letters and Member	Financial Officer of each of the investment companies
of the Advisory Board to the Kellogg Institute for	served by The Vanguard Group since 2008; Treasurer
International Studies at the University of Notre Dame.	of each of the investment companies served by The
Vanguard Group (1998–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Kathryn J. Hyatt
Occupation(s) During the Past Five Years: George	Born 1955. Treasurer Since November 2008. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Principal
Business School (retired July 2011); Chief Investment	of The Vanguard Group, Inc.; Treasurer of each of
Officer and Managing Partner of HighVista Strategies	the investment companies served by The Vanguard
LLC (private investment firm); Director of Rand	Group since 2008; Assistant Treasurer of each of the
Merchant Bank; Overseer of the Museum of Fine	investment companies served by The Vanguard Group
Arts Boston.	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services) and the National	investment companies served by The Vanguard Group
Association of Manufacturers; Chairman of the Federal	since 2005; Director and Senior Vice President of
Reserve Bank of Cleveland and of University Hospitals	Vanguard Marketing Corporation since 2005;
of Cleveland; Advisory Chairman of the Board of The	Principal of The Vanguard Group (1997–2006).
Cleveland Museum of Art.

Peter F. Volanakis	Vanguard Senior Management Team
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	Michael S. Miller
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	James M. Norris
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	Glenn W. Reed
Incorporated (communications equipment); Director of	Martha G. King	George U. Sauter
Corning Incorporated (2000-2010) and Dow Corning	Chris D. McIsaac
(2001-2010); Director of SPX Corporation (multi-
industry manufacturing), the Corning Foundation, and
the Corning Museum of Glass; Overseer of the Amos	Chairman Emeritus and Senior Advisor
Tuck School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032012

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.8%)
U.S. Government Securities (10.6%)
	United States Treasury Note/Bond	0.875%	2/29/12	17,485	17,493
1	United States Treasury Note/Bond	1.000%	3/31/12	579,500	580,224
	United States Treasury Note/Bond	1.375%	4/15/12	200,000	200,500
	United States Treasury Note/Bond	1.375%	5/15/12	100,000	100,359
	United States Treasury Note/Bond	1.875%	6/15/12	50,000	50,328
	United States Treasury Note/Bond	1.500%	7/15/12	150,000	150,938
	United States Treasury Note/Bond	4.125%	8/31/12	70,000	71,619
	United States Treasury Note/Bond	0.375%	9/30/12	150,000	150,258
	United States Treasury Note/Bond	0.625%	12/31/12	106,000	106,447
	United States Treasury Note/Bond	1.375%	1/15/13	390,000	394,508
	United States Treasury Note/Bond	0.625%	1/31/13	50,000	50,235
	United States Treasury Note/Bond	1.375%	2/15/13	194,000	196,425
	United States Treasury Note/Bond	0.625%	2/28/13	150,000	150,726
	United States Treasury Note/Bond	1.375%	3/15/13	194,500	197,083
	United States Treasury Note/Bond	1.750%	4/15/13	100,000	101,891
	United States Treasury Note/Bond	0.625%	4/30/13	155,799	156,700
	United States Treasury Note/Bond	1.375%	5/15/13	200,000	203,062
	United States Treasury Note/Bond	0.500%	5/31/13	24,984	25,086
	United States Treasury Note/Bond	1.125%	6/15/13	150,000	151,899
	United States Treasury Note/Bond	0.375%	6/30/13	114,826	115,113
	United States Treasury Note/Bond	0.125%	8/31/13	71,360	71,271
	United States Treasury Note/Bond	1.250%	2/15/14	24,760	25,271
	United States Treasury Note/Bond	0.750%	6/15/14	55,226	55,882
	United States Treasury Note/Bond	0.500%	8/15/14	350,000	352,079
	United States Treasury Note/Bond	0.250%	9/15/14	60,000	59,963
	United States Treasury Note/Bond	0.375%	11/15/14	150,000	150,351
	United States Treasury Note/Bond	2.500%	3/31/15	75,000	80,121
	United States Treasury Note/Bond	1.250%	8/31/15	363	374
	United States Treasury Note/Bond	0.875%	11/30/16	1,000	1,010
	United States Treasury Note/Bond	3.750%	11/15/18	10,000	11,706
	United States Treasury Note/Bond	1.375%	12/31/18	12,000	12,131
					3,991,053
Conventional Mortgage-Backed Securities (0.1%)
2,3	Fannie Mae Pool	6.000%	12/1/16–5/1/17	7,106	7,751
2,3	Fannie Mae Pool	6.500%	9/1/16	5,627	6,135
2,3	Fannie Mae Pool	7.000%	4/1/13	11	11
2,3	Fannie Mae Pool	7.500%	3/1/15	31	32
2,3	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	3,684	4,006
					17,935
Nonconventional Mortgage-Backed Securities (0.1%)
2,3,4	Fannie Mae Pool	2.125%	12/1/32	903	931
2,3,4	Fannie Mae Pool	2.310%	7/1/32	755	801
2,3,4	Fannie Mae Pool	2.340%	9/1/32	234	249
2,3,4	Fannie Mae Pool	2.375%	6/1/33	6,170	6,518
2,3,4	Fannie Mae Pool	2.460%	5/1/33	5,737	6,064
2,3,4	Fannie Mae Pool	2.500%	9/1/32	390	410
2,3,4	Fannie Mae Pool	2.535%	8/1/33	7,274	7,564
2,3,4	Fannie Mae Pool	2.582%	7/1/33	7,048	7,280
2,3,4	Fannie Mae Pool	2.687%	5/1/33	1,148	1,222
2,3,4	Fannie Mae Pool	5.170%	8/1/37	727	757
2,3,4	Fannie Mae Pool	5.404%	2/1/37	2,395	2,636
2,3,4	Freddie Mac Non Gold Pool	2.375%	8/1/32	1,486	1,547
2,3,4	Freddie Mac Non Gold Pool	2.379%	9/1/32	966	1,050
2,3,4	Freddie Mac Non Gold Pool	2.390%	8/1/32	1,039	1,109
2,3,4	Freddie Mac Non Gold Pool	2.643%	9/1/32	1,475	1,515
2,3,4	Freddie Mac Non Gold Pool	2.711%	10/1/32–8/1/33	3,458	3,675
2,3,4	Freddie Mac Non Gold Pool	2.734%	1/1/33	885	959
2,3,4	Freddie Mac Non Gold Pool	5.772%	8/1/37	5,618	5,836
					50,123
Total U.S. Government and Agency Obligations (Cost $4,041,522)					4,059,111

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (19.3%)
2	Ally Auto Receivables Trust	2.090%	5/15/15	49,000	49,979
2,5	Ally Auto Receivables Trust	3.000%	10/15/15	11,525	11,757
2	Ally Auto Receivables Trust	1.350%	12/15/15	15,000	15,164
2	Ally Auto Receivables Trust	2.230%	3/15/16	70,500	72,850
2	Ally Auto Receivables Trust	1.210%	7/15/16	14,300	14,333
2,5	Ally Auto Receivables Trust	2.690%	2/15/17	18,850	19,146
2,5	Ally Master Owner Trust	3.470%	4/15/15	20,545	20,953
2,5	Ally Master Owner Trust	3.870%	4/15/15	10,900	11,116
2,5	Ally Master Owner Trust	4.250%	4/15/17	7,800	8,452
2,5	Ally Master Owner Trust	4.590%	4/15/17	15,500	16,503
2,4	Ally Master Owner Trust	1.355%	8/15/17	64,150	64,570
2,4,5	Ally Master Owner Trust	1.835%	8/15/17	39,172	39,497
2,4,5	Ally Master Owner Trust	2.235%	8/15/17	29,770	30,005
2,4	American Express Credit Account Master Trust	1.535%	3/15/17	32,140	33,056
2,5	Americold LLC Trust	4.954%	1/14/29	9,520	10,615
2,5	Americold LLC Trust	6.811%	1/14/29	14,130	15,932
2,4	AmeriCredit Automobile Receivables Trust	5.295%	1/6/15	6,846	6,873
2,4	AmeriCredit Automobile Receivables Trust	5.295%	4/6/15	14,133	14,173
2	AmeriCredit Automobile Receivables Trust	1.230%	9/8/16	7,400	7,399
2	AmeriCredit Prime Automobile Receivable	2.900%	12/15/14	3,340	3,386
2,4,5	Arkle Master Issuer plc	1.716%	5/17/60	44,090	43,628
2,4,5	Arran Residential Mortgages Funding plc	1.861%	5/16/47	20,640	20,473
2,4,5	Arran Residential Mortgages Funding plc	1.929%	11/19/47	67,100	66,458
5	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	14,500	14,663
5	BA Covered Bond Issuer	5.500%	6/14/12	36,600	37,047
2,4	BA Credit Card Trust	0.355%	12/15/16	13,720	13,685
2,4	BA Credit Card Trust	0.325%	11/15/19	36,370	35,841
2	Banc of America Funding Corp.	2.812%	9/20/46	42,620	28,625
2	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.807%	4/10/49	23,534	26,124
2	Banc of America Mortgage Securities Inc.	3.529%	9/25/32	25	24
2	Banc of America Mortgage Securities Inc.	2.884%	7/25/33	2,557	2,476
2,5	Bank of America Auto Trust	3.030%	10/15/16	28,886	29,362
2,4,5	Bank of America Student Loan Trust	1.360%	2/25/43	72,696	72,207
5	Bank of Montreal	2.625%	1/25/16	33,400	35,070
5	Bank of Montreal	1.950%	1/30/18	21,330	21,707
5	Bank of Nova Scotia	2.150%	8/3/16	44,100	45,478
5	Bank of Nova Scotia	1.950%	1/30/17	17,000	17,300
2,4	Bank One Issuance Trust	1.085%	2/15/17	6,600	6,559
2	Bear Stearns Adjustable Rate Mortgage Trust	2.620%	10/25/36	51,318	27,757
2	Bear Stearns Adjustable Rate Mortgage Trust	5.058%	5/25/47	41,712	23,746
2	Bear Stearns Commercial Mortgage Securities	5.904%	6/11/40	14,563	16,536
2	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	14,007	14,138
2	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	13,384	13,761
2	BMW Vehicle Owner Trust	0.760%	8/25/15	300	300
2	BMW Vehicle Owner Trust	1.030%	2/26/18	3,500	3,512
2,4	Brazos Higher Education Authority	0.774%	6/25/26	15,150	14,083
2,4	Brazos Higher Education Authority	1.400%	5/25/29	51,891	51,522
2,4	Brazos Higher Education Authority	1.306%	2/25/30	70,400	68,498
5	Canadian Imperial Bank of Commerce	1.500%	12/12/14	3,000	3,045
5	Canadian Imperial Bank of Commerce	2.600%	7/2/15	21,950	22,984
5	Canadian Imperial Bank of Commerce	2.750%	1/27/16	37,100	39,088
2,4	Capital One Multi-Asset Execution Trust	2.535%	7/15/16	33,411	33,697
2,4	Capital One Multi-Asset Execution Trust	1.335%	12/15/16	2,940	2,891
2,4	Capital One Multi-Asset Execution Trust	0.375%	8/15/18	5,500	5,449
2,4	Capital One Multi-Asset Execution Trust	0.375%	6/17/19	36,860	36,343
2,4	Capital One Multi-Asset Execution Trust	0.335%	11/15/19	27,690	27,185
2,4	Capital One Multi-Asset Execution Trust	0.365%	12/16/19	261,055	256,228
2,4	Capital One Multi-Asset Execution Trust	0.325%	7/15/20	166,795	162,623
2	CarMax Auto Owner Trust	2.040%	10/15/15	29,000	29,734
2	CenterPoint Energy Transition Bond Co. LLC	2.160%	10/15/21	21,400	21,665
2,5	CFCRE Commercial Mortgage Trust	5.736%	4/15/44	7,950	7,307

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,5	CFCRE Commercial Mortgage Trust	5.736%	4/15/44	2,880	2,365
2,4	Chase Issuance Trust	0.745%	4/15/19	28,600	27,663
2,5	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	18,555	18,573
2,5	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	33,555	33,585
2,5	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	16,600	16,771
2	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	26,000	26,292
2,5	CIT Equipment Collateral	2.410%	5/15/13	19,089	19,195
2,4	Citibank Credit Card Issuance Trust	0.695%	7/15/14	78,915	78,639
2,4	Citibank Credit Card Issuance Trust	0.681%	2/20/15	32,725	32,529
2	Citibank Credit Card Issuance Trust	4.900%	6/23/16	83,000	91,229
2,4	Citibank Credit Card Issuance Trust	0.747%	3/24/17	4,380	4,297
2,4	Citibank Credit Card Issuance Trust	1.481%	5/22/17	22,500	23,235
2,4	Citibank Credit Card Issuance Trust	0.606%	12/17/18	31,075	30,806
2,4	Citibank Credit Card Issuance Trust	0.607%	12/17/18	64,625	63,996
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	29,197
2,4	Citibank Credit Card Issuance Trust	1.656%	5/20/20	61,200	65,161
2,4,5	Citibank Omni Master Trust	3.035%	8/15/18	24,880	26,150
2,5	Citibank Omni Master Trust	5.350%	8/15/18	77,575	85,174
2,5	Citibank Omni Master Trust	4.900%	11/15/18	139,430	153,009
2,5	CitiFinancial Auto Issuance Trust	2.590%	10/15/13	38,869	39,096
2,5	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	16,125	16,450
2	Citigroup Mortgage Loan Trust Inc.	5.173%	7/25/37	2,457	1,562
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	59,134	60,428
2,5	CLI Funding LLC	4.500%	3/18/26	19,887	19,746
2	CNH Equipment Trust	3.000%	8/17/15	16,812	17,123
2	CNH Equipment Trust	1.750%	5/16/16	57,000	58,074
2	CNH Equipment Trust	1.740%	1/17/17	75,500	76,481
2	CNH Equipment Trust	1.290%	9/15/17	3,200	3,209
2	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	16,831	17,050
2	Countrywide Home Loan Mortgage Pass Through Trust	2.751%	11/19/33	3,651	3,208
2	Countrywide Home Loan Mortgage Pass Through Trust	2.783%	3/20/36	22,389	9,725
2	Countrywide Home Loan Mortgage Pass Through Trust	4.045%	2/25/47	29,145	13,980
2	Credit Suisse Mortgage Capital Certificates	5.817%	6/15/38	12,125	13,643
2	Credit Suisse Mortgage Capital Certificates	5.713%	6/15/39	29,191	29,237
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	26,605	26,858
2,5	DBUBS Mortgage Trust	5.627%	7/10/44	13,800	13,310
2,4	Discover Card Master Trust	0.640%	8/15/16	93,500	93,824
2,4	Discover Card Master Trust	0.870%	3/15/18	156,400	158,317
2,4	Discover Card Master Trust I	0.365%	9/15/16	21,500	21,448
2,5	Enterprise Fleet Financing LLC	1.430%	10/20/16	55,600	55,563
2,5	Enterprise Fleet Financing LLC	1.900%	10/20/16	12,300	12,291
2,5	Enterprise Fleet Financing LLC	2.100%	5/22/17	12,201	12,259
2,5	Extended Stay America Trust	2.950%	11/5/27	15,853	16,134
2	First Horizon Asset Securities Inc.	2.085%	11/25/36	16,870	11,045
4	First Horizon Asset Securities Inc.	2.606%	1/25/37	39,505	23,315
2	Ford Credit Auto Lease Trust	1.420%	1/15/15	15,000	14,961
2	Ford Credit Auto Owner Trust	2.980%	8/15/14	2,925	2,990
2	Ford Credit Auto Owner Trust	3.220%	3/15/16	6,040	6,251
2	Ford Credit Auto Owner Trust	1.150%	6/15/17	9,750	9,786
2,4,5	Ford Credit Floorplan Master Owner Trust	1.935%	12/15/14	42,980	43,420
2,4,5	Ford Credit Floorplan Master Owner Trust	2.535%	12/15/14	17,280	17,473
2,4,5	Ford Credit Floorplan Master Owner Trust	2.935%	12/15/14	88,458	89,218
2,4,5	Ford Credit Floorplan Master Owner Trust	1.985%	2/15/17	105,517	108,632
2,5	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	22,356	24,172
2,5	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	21,000	22,493
2,4,5	Fosse Master Issuer plc	2.065%	10/18/54	166,100	165,495
5	FUEL Trust	3.984%	6/15/16	45,200	46,022
2	GE Capital Credit Card Master Note Trust	2.220%	1/18/22	72,000	71,974
2,4	GE Dealer Floorplan Master Note Trust	0.881%	7/20/16	8,500	8,502
2	GMAC Mortgage Corp. Loan Trust	5.069%	11/19/35	7,066	5,748
2,4	Granite Master Issuer plc	0.325%	12/17/54	3,577	3,443
2,4	Granite Master Issuer plc	0.421%	12/20/54	10,649	10,259
2,5	Great America Leasing Receivables	2.340%	4/15/16	19,525	19,844
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	9,600	10,423

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Greenwich Capital Commercial Funding Corp.	6.078%	7/10/38	20,000	22,577
2,5	GS Mortgage Securities Corp. II	3.215%	2/10/21	14,370	14,205
2,5	GS Mortgage Securities Corp. II	3.563%	2/10/21	5,025	4,883
2	GS Mortgage Securities Corp. II	5.553%	4/10/38	26,869	29,696
2,5	GS Mortgage Securities Corp. II	5.404%	12/10/43	3,530	3,275
2,5	GS Mortgage Securities Corp. II	5.728%	3/10/44	7,180	6,837
2	Harley-Davidson Motorcycle Trust	2.620%	3/15/14	9,526	9,549
2	Harley-Davidson Motorcycle Trust	2.400%	7/15/14	4,655	4,694
2	Harley-Davidson Motorcycle Trust	1.530%	9/15/15	28,400	28,587
2	Harley-Davidson Motorcycle Trust	3.320%	2/15/17	8,780	8,896
2	Harley-Davidson Motorcycle Trust	1.310%	3/15/17	5,800	5,827
2	Harley-Davidson Motorcycle Trust	2.540%	4/15/17	8,000	8,086
2,5	Hertz Vehicle Financing LLC	5.290%	3/25/16	44,350	48,663
2,5	Hertz Vehicle Financing LLC	3.740%	2/25/17	81,900	86,690
2,5	Hertz Vehicle Financing LLC	3.290%	3/25/18	41,500	42,516
2,4,5	Holmes Master Issuer plc	1.967%	10/15/54	18,280	18,258
2,5	Hyundai Auto Lease Securitization Trust	1.020%	8/15/14	17,500	17,578
2,5	Hyundai Auto Lease Securitization Trust	1.120%	11/15/16	6,920	6,932
2	Hyundai Auto Receivables Trust	3.150%	3/15/16	37,850	38,911
2,4,5	Hyundai Floorplan Master Owner Trust	1.535%	11/17/14	18,710	18,810
4	Illinois Student Assistance Commission	1.610%	4/25/22	61,500	60,651
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	24,650	28,673
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	2,300	2,534
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.615%	11/15/43	3,300	3,459
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.069%	11/15/43	3,140	3,360
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.713%	11/15/43	7,100	6,320
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.713%	11/15/43	6,225	6,025
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.363%	11/13/44	6,400	6,555
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.387%	2/15/46	17,600	19,163
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.360%	2/15/46	14,945	13,900
2,5	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.533%	2/15/46	16,800	15,765
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.625%	3/15/46	5,590	5,708
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.298%	5/15/47	17,250	17,572
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.989%	6/15/49	49,672	50,165
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	43,784	44,487
2,4,5	Kildare Securities Ltd.	0.600%	12/10/43	19,142	17,081
2	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	7,100	7,125
2	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	11,033	11,044
2	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	36,205	40,688
2,5	Macquarie Equipment Funding Trust	1.910%	4/20/17	16,000	16,226
2	Master Adjustable Rate Mortgages Trust	2.239%	4/25/34	3,872	3,570
2,4	MBNA Credit Card Master Note Trust	1.635%	10/15/14	2,075	2,083
2,4	MBNA Credit Card Master Note Trust	0.705%	7/15/15	57,640	57,306
2,4	MBNA Credit Card Master Note Trust	1.185%	11/15/16	39,715	39,545
2,5	Mercedes-Benz Auto Lease Trust	1.240%	7/17/17	13,100	13,159
2	Merrill Lynch Mortgage Investors Inc.	2.247%	2/25/33	3,510	2,760
2	Merrill Lynch Mortgage Investors Inc.	2.730%	7/25/33	1,490	1,419
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	2,910	2,918
2	Merrill Lynch Mortgage Trust	5.923%	6/12/50	34,999	35,281
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,400	3,461

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	11,830	11,829
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	3,437	3,449
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	16,978	17,004
2,5	MMAF Equipment Finance LLC	2.100%	7/15/17	24,275	24,642
2,5	MMAF Equipment Finance LLC	3.040%	8/15/28	27,800	28,896
2,5	MMAF Equipment Finance LLC	3.510%	1/15/30	26,000	27,003
2	Morgan Stanley Capital I	5.791%	6/11/42	66,050	66,273
2,5	Morgan Stanley Capital I	5.422%	9/15/47	7,140	6,863
2	Morgan Stanley Capital I	5.090%	10/12/52	6,457	6,451
2	Morgan Stanley Mortgage Loan Trust	2.269%	6/25/36	19,788	14,224
5	National Bank of Canada	2.200%	10/19/16	5,000	5,140
2,5	Navistar Financial Corp. Owner Trust	1.990%	1/21/14	71,081	71,272
2,4,5	Navistar Financial Dealer Note Master Trust	1.726%	10/26/15	23,900	23,991
2	Nissan Auto Lease Trust	1.270%	10/15/16	22,600	22,738
2,4,5	Nissan Master Owner Trust Receivables	1.435%	1/15/15	101,600	102,296
2,4,5	Nordstrom Private Label Credit Card Master Note Trust	0.350%	5/15/15	113,210	113,165
4	North Carolina Education Assistance Authority Student
	Loan Revenue	1.460%	1/26/26	37,100	35,950
2,4,5	Permanent Master Issuer plc	1.717%	7/15/42	71,840	71,670
2,5	Rental Car Finance Corp.	2.510%	2/25/16	87,600	87,926
2	Residential Funding Mortgage Securities I	3.613%	8/25/36	32,847	19,201
2	Residential Funding Mortgage Securities I	3.634%	9/25/36	13,665	8,080
5	Royal Bank of Canada	3.125%	4/14/15	5,260	5,570
2,4,5	Silverstone Master Issuer plc	2.061%	1/21/55	97,950	97,470
2,4,5	SLM Student Loan Trust	1.690%	12/15/23	29,754	29,761
2,4,5	SLM Student Loan Trust	1.285%	10/15/24	22,660	22,441
2,4	SLM Student Loan Trust	0.680%	1/27/25	52,687	51,029
2,4	SLM Student Loan Trust	0.660%	4/25/25	83,550	80,726
2,4	SLM Student Loan Trust	0.660%	10/25/25	51,758	49,289
2,4	SLM Student Loan Trust	0.670%	10/27/25	36,300	34,684
2,4	SLM Student Loan Trust	0.650%	1/26/26	66,950	63,311
2,4	SLM Student Loan Trust	0.670%	1/25/27	24,500	23,330
2,5	SLM Student Loan Trust	4.370%	4/17/28	12,200	12,578
2,5	SLM Student Loan Trust	3.740%	2/15/29	60,000	60,041
2,5	SLM Student Loan Trust	4.540%	10/17/44	31,600	31,586
2,4,5	SMART Trust	1.135%	10/14/14	13,880	13,857
2,5	SMART Trust	1.770%	10/14/14	41,800	41,793
2,4,5	SMART Trust	1.790%	12/14/15	52,200	52,497
2,5	SMART Trust	2.520%	11/14/16	42,300	42,875
2,5	SMART Trust	2.310%	4/14/17	26,850	27,215
2,5	Sonic Capital LLC	5.438%	5/20/41	28,420	29,102
2,4	South Carolina Student Loan Corp.	1.560%	7/25/25	51,900	50,456
2,5	TAL Advantage LLC	4.310%	5/20/26	23,128	23,025
2,5	Textainer Marine Containers Ltd.	4.700%	6/15/26	19,775	19,848
2,5	Tidewater Auto Receivables Trust	5.920%	5/15/17	5,079	5,105
5	Toronto-Dominion Bank	1.625%	9/14/16	87,000	87,471
2	Volkswagen Auto Lease Trust	0.990%	11/20/13	20,000	20,049
2	Volkswagen Auto Lease Trust	1.180%	10/20/15	12,600	12,629
2	Volkswagen Auto Loan Enhanced Trust	1.150%	7/20/18	15,500	15,568
2,4,5	Volkswagen Credit Auto Master Trust	0.961%	9/20/16	50,100	50,184
2,5	Volvo Financial Equipment LLC	2.990%	5/15/17	18,820	18,957
2	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	10,080	11,346
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	28,696	29,006
2	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	46,760	51,665
2	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	1,052	1,057
2	WaMu Mortgage Pass Through Certificates	2.477%	1/25/33	395	363
2	WaMu Mortgage Pass Through Certificates	2.443%	8/25/33	2,791	2,497
2	WaMu Mortgage Pass Through Certificates	2.460%	9/25/33	3,908	3,687
2	Wells Fargo Mortgage Backed Securities Trust	2.628%	10/25/36	36,255	24,104
5	Westpac Banking Corp.	2.450%	11/28/16	25,000	25,135
2,5	WF-RBS Commercial Mortgage Trust	5.335%	3/15/44	11,690	10,769
2	World Omni Auto Receivables Trust	5.120%	5/15/14	16,410	16,767
2	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	52,700	53,185

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	World Omni Automobile Lease Securitization Trust	1.780%	9/15/16	31,000	31,449
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,282,036)					7,261,939
Corporate Bonds (65.0%)
Finance (30.8%)
	Banking (21.5%)
	Abbey National Treasury Services plc	2.875%	4/25/14	53,725	52,318
5	Abbey National Treasury Services plc	3.875%	11/10/14	27,475	26,881
5	ADCB Finance Cayman Ltd.	4.750%	10/8/14	5,000	5,208
	American Express Bank FSB	5.550%	10/17/12	40,912	42,260
	American Express Bank FSB	5.500%	4/16/13	71,035	74,788
	American Express Centurion Bank	5.550%	10/17/12	21,161	21,843
	American Express Co.	4.875%	7/15/13	4,805	5,036
	American Express Co.	7.250%	5/20/14	29,250	32,951
	American Express Credit Corp.	5.875%	5/2/13	42,630	45,108
	American Express Credit Corp.	7.300%	8/20/13	86,520	94,354
	American Express Credit Corp.	5.125%	8/25/14	24,250	26,409
	American Express Credit Corp.	2.750%	9/15/15	13,400	13,849
	American Express Credit Corp.	2.800%	9/19/16	12,000	12,277
5	ANZ National International Ltd.	6.200%	7/19/13	18,175	19,210
	Astoria Financial Corp.	5.750%	10/15/12	11,850	12,027
5	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	24,200	25,013
4,5	Banco Santander Chile	1.811%	4/20/12	45,000	44,916
5	Banco Santander Chile	2.875%	11/13/12	75,175	75,366
	BanColombia SA	4.250%	1/12/16	7,820	7,850
	Bank of America Corp.	5.375%	9/11/12	10,550	10,761
	Bank of America Corp.	4.875%	1/15/13	11,922	12,223
	Bank of America Corp.	4.900%	5/1/13	26,126	26,867
	Bank of America Corp.	7.375%	5/15/14	63,816	68,748
	Bank of America Corp.	5.375%	6/15/14	14,700	15,295
	Bank of America Corp.	4.500%	4/1/15	17,230	17,586
	Bank of America Corp.	3.700%	9/1/15	5,960	5,901
	Bank of America Corp.	3.625%	3/17/16	6,345	6,210
	Bank of America Corp.	3.750%	7/12/16	6,340	6,243
	Bank of Montreal	2.125%	6/28/13	9,800	9,999
	Bank of Montreal	1.750%	4/29/14	39,000	39,895
	Bank of New York Mellon Corp.	6.375%	4/1/12	3,705	3,740
	Bank of New York Mellon Corp.	4.950%	11/1/12	12,947	13,377
	Bank of New York Mellon Corp.	4.500%	4/1/13	47,640	49,818
	Bank of New York Mellon Corp.	5.125%	8/27/13	8,366	8,910
	Bank of New York Mellon Corp.	4.300%	5/15/14	44,682	47,986
	Bank of New York Mellon Corp.	1.700%	11/24/14	17,100	17,352
	Bank of New York Mellon Corp.	4.950%	3/15/15	32,675	35,845
	Bank of Nova Scotia	2.250%	1/22/13	133,800	135,950
	Bank of Nova Scotia	2.375%	12/17/13	50,725	52,240
	Bank of Nova Scotia	1.850%	1/12/15	14,600	14,878
	Bank of Nova Scotia	3.400%	1/22/15	26,000	27,595
	Bank of Nova Scotia	2.050%	10/7/15	14,505	14,743
	Bank of Nova Scotia	2.550%	1/12/17	31,900	32,449
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.600%	1/22/13	111,655	113,032
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.600%	9/11/13	66,700	67,001
	Bank One Corp.	5.250%	1/30/13	28,615	29,869
	Barclays Bank plc	2.500%	1/23/13	158,815	159,935
	Barclays Bank plc	2.375%	1/13/14	63,500	62,974
	Barclays Bank plc	5.200%	7/10/14	100,985	106,347
	Barclays Bank plc	5.000%	9/22/16	30,800	33,169
	BB&T Corp.	3.850%	7/27/12	70,000	71,108
	BB&T Corp.	3.375%	9/25/13	23,450	24,276
	BB&T Corp.	2.050%	4/28/14	50,215	51,170
	BB&T Corp.	5.700%	4/30/14	51,400	56,398
	BB&T Corp.	3.200%	3/15/16	18,925	20,118
	BBVA US Senior SAU	3.250%	5/16/14	56,350	55,660
	Bear Stearns Cos. LLC	5.700%	11/15/14	63,815	70,439

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	BNP Paribas SA	3.313%	12/20/14	18,440	18,057
	BNP Paribas SA	3.250%	3/11/15	24,331	24,197
	BNP Paribas SA	3.600%	2/23/16	9,800	9,752
	BNY Mellon NA	4.750%	12/15/14	15,550	16,887
5	BPCE SA	2.375%	10/4/13	13,660	13,205
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	39,050	40,010
	Capital One Bank USA NA	6.500%	6/13/13	4,675	4,933
	Capital One Financial Corp.	4.800%	2/21/12	29,250	29,296
	Capital One Financial Corp.	6.250%	11/15/13	4,720	5,064
	Capital One Financial Corp.	7.375%	5/23/14	38,472	42,862
	Capital One Financial Corp.	2.125%	7/15/14	9,800	9,837
	Capital One Financial Corp.	3.150%	7/15/16	12,790	13,093
	Citigroup Inc.	5.625%	8/27/12	58,600	59,708
	Citigroup Inc.	5.300%	10/17/12	82,277	84,512
	Citigroup Inc.	5.500%	4/11/13	60,018	62,360
	Citigroup Inc.	6.500%	8/19/13	100,265	106,357
	Citigroup Inc.	6.000%	12/13/13	52,600	55,812
	Citigroup Inc.	6.375%	8/12/14	37,305	40,377
	Citigroup Inc.	5.000%	9/15/14	5,275	5,429
	Citigroup Inc.	5.500%	10/15/14	27,125	29,262
	Citigroup Inc.	6.010%	1/15/15	15,050	16,347
	Citigroup Inc.	4.750%	5/19/15	27,500	28,867
	Citigroup Inc.	4.587%	12/15/15	12,500	13,108
2,5,6	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
5	Commonwealth Bank of Australia	5.000%	11/6/12	9,600	9,805
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	24,445	24,415
5	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.200%	5/13/14	16,025	16,819
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	19,900	20,426
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	6,859
	Credit Suisse	5.000%	5/15/13	131,873	137,019
	Credit Suisse	2.200%	1/14/14	65,400	65,630
	Credit Suisse	5.500%	5/1/14	105,560	112,748
	Credit Suisse	3.500%	3/23/15	29,460	30,121
	Credit Suisse USA Inc.	5.500%	8/15/13	9,750	10,210
	Deutsche Bank AG	5.375%	10/12/12	89,445	91,356
	Deutsche Bank AG	2.375%	1/11/13	116,275	117,040
	Deutsche Bank AG	4.875%	5/20/13	99,961	103,418
	Deutsche Bank AG	3.875%	8/18/14	20,500	21,311
	Deutsche Bank AG	3.450%	3/30/15	19,400	19,963
	Fifth Third Bancorp	6.250%	5/1/13	27,127	28,617
	Fifth Third Bancorp	3.625%	1/25/16	37,000	38,780
2	Fifth Third Capital Trust IV	6.500%	4/15/67	4,880	4,843
	First Horizon National Corp.	5.375%	12/15/15	33,775	34,705
	Golden West Financial Corp.	4.750%	10/1/12	17,700	18,163
	Goldman Sachs Group Inc.	4.750%	7/15/13	30,428	31,522
	Goldman Sachs Group Inc.	5.250%	10/15/13	58,990	61,847
	Goldman Sachs Group Inc.	5.150%	1/15/14	31,100	32,698
	Goldman Sachs Group Inc.	6.000%	5/1/14	50,292	54,091
	Goldman Sachs Group Inc.	5.000%	10/1/14	46,950	49,684
	Goldman Sachs Group Inc.	3.700%	8/1/15	46,750	47,519
	Goldman Sachs Group Inc.	5.350%	1/15/16	10,000	10,608
	Goldman Sachs Group Inc.	3.625%	2/7/16	16,530	16,472
	Goldman Sachs Group Inc.	5.625%	1/15/17	5,870	6,094
5	HSBC Bank plc	1.625%	8/12/13	68,250	67,397
	HSBC Bank USA NA	4.625%	4/1/14	23,330	24,263
5	ING Bank NV	2.000%	10/18/13	52,500	51,234
	Intesa Sanpaolo SpA	2.375%	12/21/12	47,260	45,080
5	Intesa Sanpaolo SpA	3.625%	8/12/15	9,600	8,803
	JPMorgan Chase & Co.	5.375%	10/1/12	35,474	36,591
	JPMorgan Chase & Co.	5.750%	1/2/13	67,518	70,520
	JPMorgan Chase & Co.	4.750%	5/1/13	147,341	154,484
	JPMorgan Chase & Co.	1.650%	9/30/13	1,750	1,771
	JPMorgan Chase & Co.	5.375%	1/15/14	6,925	7,457
	JPMorgan Chase & Co.	2.050%	1/24/14	48,600	49,227

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.875%	3/15/14	34,090	36,260
	JPMorgan Chase & Co.	4.650%	6/1/14	68,373	72,980
	JPMorgan Chase & Co.	5.125%	9/15/14	106,624	113,291
	JPMorgan Chase & Co.	3.700%	1/20/15	52,627	55,597
	JPMorgan Chase & Co.	4.750%	3/1/15	4,800	5,186
	JPMorgan Chase & Co.	3.400%	6/24/15	24,865	25,836
4	JPMorgan Chase & Co.	1.560%	9/1/15	10,570	10,254
	JPMorgan Chase & Co.	2.600%	1/15/16	41,872	42,263
	JPMorgan Chase & Co.	3.450%	3/1/16	9,750	10,080
	KeyCorp	6.500%	5/14/13	87,625	92,853
	KeyCorp	3.750%	8/13/15	24,375	25,661
	Lloyds TSB Bank plc	4.875%	1/21/16	17,750	18,157
4	Manufacturers & Traders Trust Co.	2.081%	4/1/13	18,050	17,972
2	Mellon Capital IV	6.244%	6/29/49	4,525	3,665
	Mellon Funding Corp.	5.200%	5/15/14	7,900	8,644
4	Merrill Lynch & Co. Inc.	0.757%	6/5/12	25,000	24,782
	Merrill Lynch & Co. Inc.	6.050%	8/15/12	11,180	11,401
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	111,915	114,998
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	43,175	44,925
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	3,050	3,125
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	29,825	30,722
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	17,620	18,106
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	7,000	7,052
4	Morgan Stanley	1.533%	4/29/13	71,300	69,545
	Morgan Stanley	2.875%	1/24/14	76,000	75,812
	Morgan Stanley	4.750%	4/1/14	82,350	83,467
	Morgan Stanley	6.000%	5/13/14	68,624	72,183
	Morgan Stanley	4.200%	11/20/14	37,000	37,402
	Morgan Stanley	4.100%	1/26/15	9,740	9,797
	Morgan Stanley	6.000%	4/28/15	29,560	31,071
	Morgan Stanley	4.000%	7/24/15	16,450	16,335
	National City Bank	4.625%	5/1/13	4,170	4,329
	National City Bank	5.250%	12/15/16	9,250	10,085
	National City Corp.	4.900%	1/15/15	25,030	27,425
	North Fork Bancorporation Inc.	5.875%	8/15/12	8,070	8,259
	PNC Funding Corp.	3.000%	5/19/14	44,150	45,897
	PNC Funding Corp.	5.400%	6/10/14	6,820	7,437
	PNC Funding Corp.	3.625%	2/8/15	34,200	36,450
	PNC Funding Corp.	4.250%	9/21/15	23,385	25,574
2,7	RBS Capital Trust IV	1.717%	9/29/49	10,700	5,350
	Royal Bank of Canada	1.125%	1/15/14	41,800	42,090
	Royal Bank of Canada	2.625%	12/15/15	4,380	4,558
	Royal Bank of Canada	2.875%	4/19/16	73,300	76,844
	Royal Bank of Canada	2.300%	7/20/16	29,400	30,103
	Royal Bank of Scotland plc	3.400%	8/23/13	110,075	111,888
	Royal Bank of Scotland plc	3.250%	1/11/14	20,500	19,894
5	Royal Bank of Scotland plc	4.875%	8/25/14	42,652	43,328
	Royal Bank of Scotland plc	3.950%	9/21/15	6,100	6,051
	Santander Holdings USA Inc.	4.625%	4/19/16	8,600	8,501
5	Santander US Debt SA Unipersonal	2.991%	10/7/13	57,300	55,575
5	Societe Generale SA	2.200%	9/14/13	26,145	25,331
5	Societe Generale SA	2.500%	1/15/14	21,245	20,531
	SouthTrust Corp.	5.800%	6/15/14	11,142	12,034
4	State Street Corp.	0.653%	4/30/12	5,000	4,996
5	Sumitomo Mitsui Banking Corp.	2.150%	7/22/13	43,595	44,027
	SunTrust Banks Inc.	3.600%	4/15/16	25,200	25,968
	SunTrust Banks Inc.	3.500%	1/20/17	6,800	6,966
	Toronto-Dominion Bank	1.375%	7/14/14	53,700	54,427
	Toronto-Dominion Bank	2.500%	7/14/16	7,800	8,093
	UBS AG	2.750%	1/8/13	40,284	40,326
	UBS AG	2.250%	8/12/13	109,775	109,832
	UBS AG	2.250%	1/28/14	83,100	82,931
	UBS AG	3.875%	1/15/15	35,403	36,182
2	UBS Preferred Funding Trust V	6.243%	5/29/49	12,145	10,900

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UnionBanCal Corp.	5.250%	12/16/13	10,996	11,470
	US Bancorp	2.125%	2/15/13	54,600	55,493
	US Bancorp	1.375%	9/13/13	11,415	11,504
	US Bancorp	1.125%	10/30/13	46,300	46,427
	US Bancorp	4.200%	5/15/14	29,223	31,428
	US Bancorp	2.875%	11/20/14	24,352	25,584
	US Bancorp	2.450%	7/27/15	34,100	35,540
	US Bancorp	2.200%	11/15/16	29,200	29,705
	US Bank NA	6.300%	2/4/14	48,850	53,648
4	US Bank NA	0.847%	10/14/14	92,000	90,464
	Wachovia Bank NA	4.800%	11/1/14	18,250	19,403
	Wachovia Bank NA	4.875%	2/1/15	19,020	20,311
	Wachovia Bank NA	5.000%	8/15/15	9,750	10,457
	Wachovia Corp.	5.500%	5/1/13	74,627	78,870
	Wachovia Corp.	4.875%	2/15/14	29,385	30,930
	Wachovia Corp.	5.250%	8/1/14	41,415	44,449
	Wachovia Corp.	5.625%	10/15/16	19,480	21,723
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.550%	6/16/10	8,965	3,003
6	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	11
	Wells Fargo & Co.	4.375%	1/31/13	72,565	75,286
	Wells Fargo & Co.	4.950%	10/16/13	25,675	27,094
	Wells Fargo & Co.	4.625%	4/15/14	13,750	14,412
	Wells Fargo & Co.	3.750%	10/1/14	54,703	57,968
	Wells Fargo & Co.	3.625%	4/15/15	26,620	28,287
	Wells Fargo Bank NA	4.750%	2/9/15	11,265	12,015
	Westpac Banking Corp.	2.250%	11/19/12	38,631	39,026
	Westpac Banking Corp.	2.100%	8/2/13	66,500	67,569
	Westpac Banking Corp.	1.850%	12/9/13	52,240	52,854
	Westpac Banking Corp.	4.200%	2/27/15	46,575	49,553
	Westpac Banking Corp.	3.000%	8/4/15	14,650	15,024
5	Westpac Securities NZ Ltd.	2.625%	1/28/13	60,000	60,679
	Brokerage (0.5%)
	BlackRock Inc.	3.500%	12/10/14	28,120	30,137
5	Cantor Fitzgerald LP	6.375%	6/26/15	14,000	13,993
	Charles Schwab Corp.	4.950%	6/1/14	24,740	26,968
	Franklin Resources Inc.	2.000%	5/20/13	17,700	17,924
	Jefferies Group Inc.	5.875%	6/8/14	6,950	7,020
	Jefferies Group Inc.	3.875%	11/9/15	28,240	25,557
	Jefferies Group Inc.	5.125%	4/13/18	11,665	10,440
4,6	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	TD Ameritrade Holding Corp.	2.950%	12/1/12	46,825	47,492
	Finance Companies (2.5%)
	General Electric Capital Corp.	6.000%	6/15/12	7,670	7,817
	General Electric Capital Corp.	3.500%	8/13/12	8,810	8,938
	General Electric Capital Corp.	5.250%	10/19/12	31,855	32,892
	General Electric Capital Corp.	2.800%	1/8/13	32,285	32,938
	General Electric Capital Corp.	5.450%	1/15/13	38,100	39,849
	General Electric Capital Corp.	4.800%	5/1/13	90,480	94,992
	General Electric Capital Corp.	1.875%	9/16/13	60,475	61,210
	General Electric Capital Corp.	2.100%	1/7/14	31,390	31,990
	General Electric Capital Corp.	5.900%	5/13/14	38,250	42,336
	General Electric Capital Corp.	5.500%	6/4/14	14,550	15,964
	General Electric Capital Corp.	4.750%	9/15/14	10,000	10,867
	General Electric Capital Corp.	3.750%	11/14/14	33,995	36,199
	General Electric Capital Corp.	2.150%	1/9/15	12,400	12,688
	General Electric Capital Corp.	3.350%	10/17/16	29,000	30,575
	General Electric Capital Corp.	2.900%	1/9/17	14,600	15,020
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	14,378
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	13,200	11,418
	HSBC Finance Corp.	7.000%	5/15/12	45,350	46,107
	HSBC Finance Corp.	5.900%	6/19/12	95,578	96,874

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	HSBC Finance Corp.	0.896%	9/14/12	7,800	7,754
	HSBC Finance Corp.	6.375%	11/27/12	53,347	55,463
	HSBC Finance Corp.	5.250%	1/15/14	71,903	75,201
	HSBC Finance Corp.	5.250%	4/15/15	19,400	20,486
	HSBC Finance Corp.	5.000%	6/30/15	14,650	15,404
	HSBC Finance Corp.	5.500%	1/19/16	4,600	4,950
4	HSBC Finance Corp.	0.957%	6/1/16	11,250	9,968
	SLM Corp.	5.375%	5/15/14	14,600	14,990
	SLM Corp.	5.050%	11/14/14	12,875	13,089
	SLM Corp.	6.250%	1/25/16	35,041	36,093
	SLM Corp.	6.000%	1/25/17	15,900	16,008
5	USAA Capital Corp.	3.500%	7/17/14	9,600	10,124
5	USAA Capital Corp.	1.050%	9/30/14	17,340	17,256
5	USAA Capital Corp.	2.250%	12/13/16	9,840	10,027
	Insurance (5.0%)
	ACE INA Holdings Inc.	5.875%	6/15/14	14,690	16,227
	Aegon NV	4.750%	6/1/13	24,150	24,690
	Aetna Inc.	6.000%	6/15/16	13,925	16,287
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	7,142	8,201
	Allstate Corp.	6.125%	2/15/12	13,750	13,774
	Allstate Corp.	6.200%	5/16/14	12,700	14,163
	Allstate Corp.	5.000%	8/15/14	400	435
	Allstate Life Global Funding Trusts	5.375%	4/30/13	32,100	33,925
	American International Group Inc.	4.250%	5/15/13	26,110	26,512
	American International Group Inc.	3.650%	1/15/14	26,975	26,817
	American International Group Inc.	4.250%	9/15/14	32,100	32,205
	American International Group Inc.	5.050%	10/1/15	33,025	33,867
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	4,205	4,514
	Axis Capital Holdings Ltd.	5.750%	12/1/14	38,900	41,475
	Berkshire Hathaway Finance Corp.	4.000%	4/15/12	13,400	13,493
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	25,820	26,857
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	67,550	70,985
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	6,650	7,100
	Berkshire Hathaway Finance Corp.	1.500%	1/10/14	22,900	23,338
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	13,900	15,342
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25,715	26,987
	Berkshire Hathaway Inc.	2.125%	2/11/13	132,900	135,215
	Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	9,469
	Chubb Corp.	5.200%	4/1/13	2,067	2,162
2	Chubb Corp.	6.375%	3/29/67	5,860	5,963
	CIGNA Corp.	2.750%	11/15/16	29,100	29,569
	CNA Financial Corp.	5.850%	12/15/14	29,630	31,500
	CNA Financial Corp.	6.500%	8/15/16	10,745	11,727
	Genworth Financial Inc.	5.750%	6/15/14	9,700	9,991
	Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,565
5	Jackson National Life Global Funding	5.375%	5/8/13	44,193	46,377
	Lincoln National Corp.	5.650%	8/27/12	20,075	20,553
2	Lincoln National Corp.	6.050%	4/20/67	11,890	10,463
	Manulife Financial Corp.	3.400%	9/17/15	14,620	15,053
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	17,268	18,648
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	14,190	15,885
5	MassMutual Global Funding II	2.875%	4/21/14	14,025	14,501
5	MassMutual Global Funding II	3.125%	4/14/16	14,850	15,562
	MetLife Inc.	2.375%	2/6/14	58,500	60,137
5	Metropolitan Life Global Funding I	2.875%	9/17/12	72,725	73,728
5	Metropolitan Life Global Funding I	2.500%	1/11/13	19,725	20,035
5	Metropolitan Life Global Funding I	5.125%	4/10/13	77,082	80,854
5	Metropolitan Life Global Funding I	5.125%	6/10/14	12,615	13,618
4,5	Monumental Global Funding III	0.730%	1/25/13	8,525	8,435
4,5	Monumental Global Funding III	0.767%	1/15/14	14,650	14,075
5	Monumental Global Funding III	5.250%	1/15/14	12,710	13,342
5	Monumental Global Funding Ltd.	5.500%	4/22/13	1,200	1,249
5	New York Life Global Funding	4.650%	5/9/13	5,400	5,660

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	New York Life Global Funding	5.375%	9/15/13	10,660	11,403
5	New York Life Global Funding	3.000%	5/4/15	20,560	21,677
5	Pacific Life Global Funding	5.150%	4/15/13	6,150	6,430
5	Pricoa Global Funding I	4.625%	6/25/12	7,580	7,691
5	Pricoa Global Funding I	5.400%	10/18/12	17,330	17,854
5	Pricoa Global Funding I	5.450%	6/11/14	36,700	39,744
	Principal Financial Group Inc.	7.875%	5/15/14	23,450	26,127
5	Principal Life Global Funding I	6.250%	2/15/12	36,155	36,225
5	Principal Life Global Funding I	5.250%	1/15/13	2,425	2,523
5	Principal Life Global Funding I	5.125%	10/15/13	34,280	36,319
5	Principal Life Global Funding I	5.050%	3/15/15	7,750	8,427
	Principal Life Income Funding Trusts	5.300%	12/14/12	1,500	1,556
	Principal Life Income Funding Trusts	5.300%	4/24/13	11,000	11,565
	Protective Life Corp.	4.300%	6/1/13	8,540	8,749
	Prudential Financial Inc.	3.625%	9/17/12	19,275	19,612
	Prudential Financial Inc.	2.750%	1/14/13	10,000	10,177
	Prudential Financial Inc.	5.150%	1/15/13	31,330	32,567
	Prudential Financial Inc.	5.100%	9/20/14	9,350	10,125
	Prudential Financial Inc.	6.200%	1/15/15	4,890	5,396
	Prudential Financial Inc.	3.000%	5/12/16	11,725	12,042
5	TIAA Global Markets Inc.	4.950%	7/15/13	5,800	6,115
	Transatlantic Holdings Inc.	5.750%	12/14/15	33,950	36,574
	Travelers Cos. Inc.	5.375%	6/15/12	18,258	18,566
	Travelers Cos. Inc.	6.250%	6/20/16	10,125	11,977
	Travelers Property Casualty Corp.	5.000%	3/15/13	27,640	28,671
	UnitedHealth Group Inc.	5.500%	11/15/12	20,125	20,854
	UnitedHealth Group Inc.	4.875%	2/15/13	37,455	39,016
	UnitedHealth Group Inc.	4.875%	4/1/13	34,844	36,454
	UnitedHealth Group Inc.	4.750%	2/10/14	3,215	3,451
	UnitedHealth Group Inc.	5.000%	8/15/14	31,335	34,367
	WellPoint Inc.	6.800%	8/1/12	19,558	20,124
	WellPoint Inc.	6.000%	2/15/14	41,400	45,191
	WellPoint Inc.	5.000%	12/15/14	12,700	13,956
	Willis North America Inc.	5.625%	7/15/15	39,149	42,508
	XL Group plc	5.250%	9/15/14	33,979	36,051
2,5	ZFS Finance USA Trust IV	5.875%	5/9/62	4,270	4,153
	Real Estate Investment Trusts (1.3%)
	Boston Properties LP	6.250%	1/15/13	2,693	2,805
	Brandywine Operating Partnership LP	5.750%	4/1/12	4,779	4,806
	Brandywine Operating Partnership LP	5.400%	11/1/14	4,850	5,042
	Camden Property Trust	5.000%	6/15/15	6,300	6,795
	DDR Corp.	5.375%	10/15/12	26,100	26,557
	DDR Corp.	5.500%	5/1/15	20,772	21,577
	Digital Realty Trust LP	4.500%	7/15/15	50,080	51,910
	Duke Realty LP	4.625%	5/15/13	9,725	10,001
	Duke Realty LP	6.250%	5/15/13	10,076	10,544
	ERP Operating LP	5.250%	9/15/14	9,740	10,487
	ERP Operating LP	6.584%	4/13/15	31,943	35,354
	ERP Operating LP	5.125%	3/15/16	15,380	16,842
	ERP Operating LP	5.375%	8/1/16	11,640	12,965
	HCP Inc.	2.700%	2/1/14	14,550	14,701
	HCP Inc.	3.750%	2/1/16	14,550	15,124
	Health Care REIT Inc.	3.625%	3/15/16	9,675	9,851
	Hospitality Properties Trust	7.875%	8/15/14	8,350	9,150
	Kilroy Realty LP	5.000%	11/3/15	14,550	15,238
	Kimco Realty Corp.	5.783%	3/15/16	15,783	17,394
	Liberty Property LP	6.375%	8/15/12	19,020	19,434
	Senior Housing Properties Trust	4.300%	1/15/16	9,700	9,773
	Simon Property Group LP	6.750%	5/15/14	10,800	11,938
	Simon Property Group LP	5.250%	12/1/16	6,226	7,033
	Tanger Properties LP	6.150%	11/15/15	15,860	17,713
	Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	17,575	17,769
	Ventas Realty LP / Ventas Capital Corp.	6.500%	6/1/16	7,300	7,519

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 WCI Finance LLC / WEA Finance LLC	5.400%	10/1/12	43,645	44,461
5 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	23,125	25,501
5 WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	35,550	38,117
				11,584,072
Industrial (29.6%)
Basic Industry (2.5%)
Air Products & Chemicals Inc.	4.150%	2/1/13	12,300	12,749
Air Products & Chemicals Inc.	2.000%	8/2/16	7,325	7,561
5 Anglo American Capital plc	2.150%	9/27/13	34,150	34,224
5 Anglo American Capital plc	9.375%	4/8/14	11,225	12,814
ArcelorMittal	5.375%	6/1/13	63,515	65,581
ArcelorMittal	9.000%	2/15/15	18,985	21,771
ArcelorMittal	3.750%	8/5/15	21,233	21,520
ArcelorMittal	3.750%	3/1/16	9,775	9,830
ArcelorMittal USA LLC	6.500%	4/15/14	11,285	12,066
Barrick Gold Corp.	1.750%	5/30/14	36,040	36,689
Barrick Gold Corp.	2.900%	5/30/16	27,080	28,221
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	19,175	19,320
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	6,966	7,340
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	55,475	61,258
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	52,600	53,050
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	23,315	23,903
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	4,880	5,094
5 Chevron Phillips Chemical Co. LLC/LP	7.000%	6/15/14	7,800	8,752
Dow Chemical Co.	7.600%	5/15/14	22,855	26,019
Dow Chemical Co.	5.900%	2/15/15	11,250	12,663
Dow Chemical Co.	2.500%	2/15/16	19,500	19,936
Ecolab Inc.	2.375%	12/8/14	9,740	10,083
Ecolab Inc.	3.000%	12/8/16	13,900	14,723
EI du Pont de Nemours & Co.	5.875%	1/15/14	208	228
EI du Pont de Nemours & Co.	1.950%	1/15/16	29,260	30,241
EI du Pont de Nemours & Co.	2.750%	4/1/16	1,710	1,830
International Paper Co.	5.300%	4/1/15	4,750	5,161
International Paper Co.	7.950%	6/15/18	7,250	9,076
Monsanto Co.	2.750%	4/15/16	10,060	10,684
Praxair Inc.	1.750%	11/15/12	20,200	20,405
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	140,156	164,254
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	15,242	15,484
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	43,845	45,717
Rohm & Haas Co.	5.600%	3/15/13	20,310	21,271
Teck Resources Ltd.	10.250%	5/15/16	19,290	22,184
Vale Overseas Ltd.	6.250%	1/11/16	14,610	16,503
Vale Overseas Ltd.	6.250%	1/23/17	17,045	19,488
5 Xstrata Finance Canada Ltd.	2.850%	11/10/14	38,965	39,520
Capital Goods (3.7%)
3M Co.	1.375%	9/29/16	4,760	4,850
5 ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	14,936
Allied Waste North America Inc.	6.875%	6/1/17	9,125	9,627
Bemis Co. Inc.	5.650%	8/1/14	10,130	10,983
Boeing Capital Corp.	5.800%	1/15/13	22,048	23,172
Boeing Capital Corp.	2.125%	8/15/16	7,800	8,114
Boeing Co.	5.125%	2/15/13	28,820	30,157
Boeing Co.	3.500%	2/15/15	4,750	5,135
Case New Holland Inc.	7.750%	9/1/13	27,925	30,019
Caterpillar Financial Services Corp.	4.250%	2/8/13	33,195	34,454
Caterpillar Financial Services Corp.	2.000%	4/5/13	17,820	18,139
Caterpillar Financial Services Corp.	4.900%	8/15/13	16,495	17,546
Caterpillar Financial Services Corp.	6.200%	9/30/13	27,200	29,659
Caterpillar Financial Services Corp.	6.125%	2/17/14	64,020	70,811
Caterpillar Financial Services Corp.	1.650%	4/1/14	26,625	27,100
Caterpillar Financial Services Corp.	1.375%	5/20/14	32,620	33,087
Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	13,180
Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,745

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.650%	4/1/16	19,550	20,672
Caterpillar Financial Services Corp.	2.050%	8/1/16	5,900	6,111
Caterpillar Inc.	1.375%	5/27/14	40,900	41,519
Cooper US Inc.	5.250%	11/15/12	19,115	19,801
CRH America Inc.	5.300%	10/15/13	21,527	22,426
CRH America Inc.	4.125%	1/15/16	38,050	38,666
Danaher Corp.	1.300%	6/23/14	13,300	13,541
Eaton Corp.	5.950%	3/20/14	9,750	10,746
Emerson Electric Co.	5.625%	11/15/13	7,800	8,463
Emerson Electric Co.	4.125%	4/15/15	9,220	10,113
General Dynamics Corp.	4.250%	5/15/13	6,500	6,819
General Dynamics Corp.	5.250%	2/1/14	41,916	45,787
General Dynamics Corp.	1.375%	1/15/15	35,475	35,998
General Dynamics Corp.	2.250%	7/15/16	5,637	5,885
General Electric Co.	5.000%	2/1/13	249,615	260,551
General Electric Co.	5.250%	12/6/17	26,250	30,677
Harsco Corp.	5.125%	9/15/13	8,000	8,519
Harsco Corp.	2.700%	10/15/15	37,250	38,325
Honeywell International Inc.	4.250%	3/1/13	4,250	4,424
Illinois Tool Works Inc.	5.150%	4/1/14	18,725	20,536
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	18,270	19,550
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	36,003	41,925
John Deere Capital Corp.	7.000%	3/15/12	45,448	45,774
John Deere Capital Corp.	5.250%	10/1/12	49,340	50,927
John Deere Capital Corp.	1.875%	6/17/13	30,850	31,423
John Deere Capital Corp.	4.900%	9/9/13	25,147	26,943
John Deere Capital Corp.	1.250%	12/2/14	18,940	19,170
John Deere Capital Corp.	2.950%	3/9/15	52,450	55,999
John Deere Capital Corp.	2.250%	6/7/16	19,550	20,603
John Deere Capital Corp.	1.850%	9/15/16	6,070	6,197
L-3 Communications Corp.	6.375%	10/15/15	1,200	1,230
Tyco International Finance SA	6.000%	11/15/13	8,750	9,446
Tyco International Finance SA	4.125%	10/15/14	3,350	3,585
Waste Management Inc.	6.375%	3/11/15	5,817	6,627
Waste Management Inc.	2.600%	9/1/16	8,200	8,425
Communication (5.5%)
America Movil SAB de CV	5.500%	3/1/14	20,916	22,708
America Movil SAB de CV	3.625%	3/30/15	30,375	32,128
America Movil SAB de CV	2.375%	9/8/16	26,325	26,752
American Tower Corp.	4.625%	4/1/15	6,875	7,201
AT&T Inc.	6.700%	11/15/13	62,618	69,163
AT&T Inc.	4.850%	2/15/14	23,431	25,314
AT&T Inc.	5.100%	9/15/14	103,493	114,637
AT&T Inc.	2.500%	8/15/15	14,399	15,061
AT&T Inc.	2.950%	5/15/16	5,384	5,711
AT&T Inc.	5.625%	6/15/16	7,380	8,600
BellSouth Corp.	5.200%	9/15/14	32,150	35,642
British Telecommunications plc	5.150%	1/15/13	9,652	10,028
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	109,785	122,404
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	173,100	189,065
CenturyLink Inc.	7.875%	8/15/12	13,550	13,989
CenturyLink Inc.	5.000%	2/15/15	4,750	4,959
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	34,206	37,094
Comcast Corp.	5.300%	1/15/14	26,309	28,427
Comcast Corp.	6.500%	1/15/15	28,344	32,517
Comcast Corp.	5.850%	11/15/15	13,578	15,608
COX Communications Inc.	5.450%	12/15/14	12,150	13,537
Deutsche Telekom International Finance BV	5.250%	7/22/13	9,100	9,578
Deutsche Telekom International Finance BV	4.875%	7/8/14	3,265	3,497
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	32,925	34,388
Discovery Communications LLC	3.700%	6/1/15	9,750	10,366
Embarq Corp.	6.738%	6/1/13	20,675	21,512
Embarq Corp.	7.082%	6/1/16	29,440	32,911

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
France Telecom SA	4.375%	7/8/14	77,106	82,157
France Telecom SA	2.125%	9/16/15	4,185	4,249
Interpublic Group of Cos. Inc.	6.250%	11/15/14	14,650	15,859
McGraw-Hill Cos. Inc.	5.375%	11/15/12	6,200	6,426
NBCUniversal Media LLC	2.100%	4/1/14	29,200	29,749
NBCUniversal Media LLC	3.650%	4/30/15	30,380	32,500
NBCUniversal Media LLC	2.875%	4/1/16	28,225	29,343
News America Inc.	5.300%	12/15/14	14,600	16,188
Omnicom Group Inc.	5.900%	4/15/16	16,625	18,964
Qwest Corp.	7.500%	10/1/14	4,875	5,409
Qwest Corp.	7.625%	6/15/15	13,092	14,621
Reed Elsevier Capital Inc.	7.750%	1/15/14	9,150	10,242
Rogers Communications Inc.	6.375%	3/1/14	14,002	15,526
Telecom Italia Capital SA	5.250%	11/15/13	49,375	49,868
Telecom Italia Capital SA	6.175%	6/18/14	23,917	24,037
Telecom Italia Capital SA	4.950%	9/30/14	38,431	37,666
Telefonica Emisiones SAU	5.855%	2/4/13	47,168	48,298
Telefonica Emisiones SAU	2.582%	4/26/13	83,634	83,148
Telefonica Emisiones SAU	4.949%	1/15/15	36,555	37,718
Telefonica Emisiones SAU	6.421%	6/20/16	18,630	20,129
Telefonos de Mexico SAB de CV	5.500%	1/27/15	4,875	5,307
Thomson Reuters Corp.	5.950%	7/15/13	50,874	54,097
Thomson Reuters Corp.	5.700%	10/1/14	22,400	24,854
Time Warner Cable Inc.	6.200%	7/1/13	37,265	40,153
Time Warner Cable Inc.	8.250%	2/14/14	21,160	24,017
Time Warner Cable Inc.	7.500%	4/1/14	22,545	25,459
Time Warner Cable Inc.	3.500%	2/1/15	5,650	5,985
Verizon Communications Inc.	4.350%	2/15/13	24,055	25,004
Verizon Communications Inc.	5.250%	4/15/13	58,633	61,942
Verizon Communications Inc.	1.950%	3/28/14	84,900	87,025
Verizon Communications Inc.	1.250%	11/3/14	59,850	60,426
Verizon Communications Inc.	4.900%	9/15/15	4,850	5,482
Verizon Communications Inc.	5.550%	2/15/16	14,580	16,845
Verizon Communications Inc.	2.000%	11/1/16	9,750	9,963
Vodafone Group plc	4.150%	6/10/14	87,381	93,669
WPP Finance UK	8.000%	9/15/14	17,480	20,085
Consumer Cyclical (3.3%)
5 American Honda Finance Corp.	2.375%	3/18/13	33,900	34,414
5 American Honda Finance Corp.	4.625%	4/2/13	18,650	19,360
5 American Honda Finance Corp.	6.700%	10/1/13	19,400	21,060
5 American Honda Finance Corp.	2.500%	9/21/15	10,190	10,480
Best Buy Co. Inc.	6.750%	7/15/13	9,350	9,903
CVS Caremark Corp.	3.250%	5/18/15	22,070	23,439
CVS Caremark Corp.	6.125%	8/15/16	4,860	5,718
Daimler Finance North America LLC	6.500%	11/15/13	25,856	28,114
5 Daimler Finance North America LLC	2.300%	1/9/15	19,480	19,708
Darden Restaurants Inc.	5.625%	10/15/12	15,055	15,556
eBay Inc.	1.625%	10/15/15	25,535	26,068
Ford Motor Credit Co. LLC	7.000%	4/15/15	21,910	24,101
Ford Motor Credit Co. LLC	5.625%	9/15/15	3,460	3,685
Ford Motor Credit Co. LLC	5.000%	5/15/18	14,280	14,815
5 Harley-Davidson Funding Corp.	5.250%	12/15/12	32,820	33,727
5 Harley-Davidson Funding Corp.	5.750%	12/15/14	20,635	22,428
Historic TW Inc.	9.125%	1/15/13	28,598	30,891
Home Depot Inc.	5.400%	3/1/16	48,532	56,661
5 Hyundai Capital America	3.750%	4/6/16	4,160	4,168
5 Hyundai Capital Services Inc.	4.375%	7/27/16	15,860	16,245
JC Penney Corp. Inc.	9.000%	8/1/12	23,036	23,727
Johnson Controls Inc.	1.750%	3/1/14	6,000	6,087
K Hovnanian Enterprises Inc.	6.250%	1/15/16	7,710	3,624
5 Kia Motors Corp.	3.625%	6/14/16	8,600	8,573
Macy's Retail Holdings Inc.	5.350%	3/15/12	20,092	20,202
Macy's Retail Holdings Inc.	5.750%	7/15/14	12,473	13,653

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy's Retail Holdings Inc.	5.900%	12/1/16	36,480	42,193
5 Nissan Motor Acceptance Corp.	3.250%	1/30/13	38,040	38,499
5 Nissan Motor Acceptance Corp.	4.500%	1/30/15	5,600	5,923
Nordstrom Inc.	6.750%	6/1/14	17,186	19,533
4 PACCAR Financial Corp.	0.745%	4/5/13	50,535	50,714
PACCAR Financial Corp.	1.550%	9/29/14	16,740	16,943
5 RCI Banque SA	3.400%	4/11/14	22,490	21,972
5 RCI Banque SA	4.600%	4/12/16	11,720	11,253
Staples Inc.	7.375%	10/1/12	22,580	23,392
Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	16,930
Toyota Motor Credit Corp.	1.900%	12/5/12	21,700	21,958
Toyota Motor Credit Corp.	1.375%	8/12/13	10,960	11,078
Toyota Motor Credit Corp.	1.250%	11/17/14	29,980	30,231
Toyota Motor Credit Corp.	2.800%	1/11/16	9,740	10,230
Toyota Motor Credit Corp.	2.000%	9/15/16	4,880	4,977
Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	27,831
Viacom Inc.	2.500%	12/15/16	10,400	10,654
5 Volkswagen International Finance NV	1.625%	8/12/13	19,525	19,616
5 Volkswagen International Finance NV	1.875%	4/1/14	59,600	60,054
5 Volvo Treasury AB	5.950%	4/1/15	44,450	47,557
Wal-Mart Stores Inc.	3.000%	2/3/14	11,985	12,596
Wal-Mart Stores Inc.	1.625%	4/15/14	15,640	16,071
Wal-Mart Stores Inc.	3.200%	5/15/14	58,800	62,573
Wal-Mart Stores Inc.	2.875%	4/1/15	11,815	12,564
Wal-Mart Stores Inc.	1.500%	10/25/15	52,900	54,379
Wal-Mart Stores Inc.	2.800%	4/15/16	17,098	18,456
Walt Disney Co.	4.500%	12/15/13	20,923	22,470
5 Wesfarmers Ltd.	2.983%	5/18/16	6,180	6,280
Western Union Co.	6.500%	2/26/14	28,250	30,919
Consumer Noncyclical (7.2%)
Abbott Laboratories	2.700%	5/27/15	19,525	20,725
Abbott Laboratories	5.875%	5/15/16	13,660	16,217
Allergan Inc.	5.750%	4/1/16	15,530	18,162
Altria Group Inc.	8.500%	11/10/13	31,113	35,221
Altria Group Inc.	4.125%	9/11/15	38,477	42,253
Amgen Inc.	1.875%	11/15/14	45,820	46,721
Amgen Inc.	2.300%	6/15/16	20,000	20,443
Anheuser-Busch Cos. LLC	5.000%	1/15/15	3,480	3,854
Anheuser-Busch InBev Worldwide Inc.	2.500%	3/26/13	97,500	99,597
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	39,000	39,722
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	28,675	32,164
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	12,680	13,830
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	19,495	20,976
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	33,440	35,652
5 Aristotle Holding Inc.	2.750%	11/21/14	16,560	16,912
5 Aristotle Holding Inc.	3.500%	11/15/16	11,805	12,129
AstraZeneca plc	5.400%	9/15/12	20,000	20,584
AstraZeneca plc	5.400%	6/1/14	11,070	12,279
Avon Products Inc.	5.625%	3/1/14	22,755	24,322
Baxter International Inc.	1.800%	3/15/13	6,820	6,921
Biogen Idec Inc.	6.000%	3/1/13	41,165	43,290
Boston Scientific Corp.	4.500%	1/15/15	37,900	40,378
Boston Scientific Corp.	6.250%	11/15/15	10,150	11,325
Boston Scientific Corp.	6.400%	6/15/16	15,572	17,648
Bottling Group LLC	6.950%	3/15/14	10,283	11,618
Bottling Group LLC	5.500%	4/1/16	23,995	28,138
Bunge Ltd. Finance Corp.	5.100%	7/15/15	4,380	4,681
Bunge Ltd. Finance Corp.	4.100%	3/15/16	17,290	17,966
Cardinal Health Inc.	5.500%	6/15/13	4,245	4,485
CareFusion Corp.	5.125%	8/1/14	13,970	15,121
Celgene Corp.	2.450%	10/15/15	14,600	14,918
Church & Dwight Co. Inc.	3.350%	12/15/15	9,760	10,289
Clorox Co.	5.000%	3/1/13	2,750	2,869

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Coca-Cola Amatil Ltd.	3.250%	11/2/14	6,560	6,856
Coca-Cola Co.	0.750%	11/15/13	19,950	20,086
Coca-Cola Co.	3.625%	3/15/14	19,635	20,876
Coca-Cola Co.	1.500%	11/15/15	38,775	39,510
Coca-Cola Co.	1.800%	9/1/16	11,700	12,059
Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	20,400	21,779
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	17,575	19,932
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,919
Covidien International Finance SA	5.450%	10/15/12	6,750	6,940
Covidien International Finance SA	1.875%	6/15/13	29,250	29,650
CR Bard Inc.	2.875%	1/15/16	22,350	23,541
DENTSPLY International Inc.	2.750%	8/15/16	9,760	9,977
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	9,400	9,531
Express Scripts Inc.	6.250%	6/15/14	7,505	8,245
Express Scripts Inc.	3.125%	5/15/16	20,350	21,089
General Mills Inc.	5.250%	8/15/13	15,800	16,866
Gilead Sciences Inc.	2.400%	12/1/14	19,480	20,202
Gilead Sciences Inc.	3.050%	12/1/16	15,960	16,810
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	131,040	138,556
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	33,165	35,923
HJ Heinz Co.	2.000%	9/12/16	7,910	8,014
Hospira Inc.	5.900%	6/15/14	6,825	7,377
Kellogg Co.	4.250%	3/6/13	14,000	14,536
Koninklijke Philips Electronics NV	4.625%	3/11/13	13,925	14,516
Kraft Foods Inc.	6.000%	2/11/13	27,339	28,733
Kraft Foods Inc.	2.625%	5/8/13	39,934	40,775
Kraft Foods Inc.	5.250%	10/1/13	17,308	18,465
Kraft Foods Inc.	6.750%	2/19/14	21,475	23,909
Kraft Foods Inc.	4.125%	2/9/16	9,750	10,612
Kroger Co.	5.000%	4/15/13	31,915	33,369
Kroger Co.	7.500%	1/15/14	13,725	15,354
Kroger Co.	2.200%	1/15/17	6,895	6,976
Life Technologies Corp.	4.400%	3/1/15	14,600	15,369
Lorillard Tobacco Co.	3.500%	8/4/16	16,500	16,964
McKesson Corp.	5.250%	3/1/13	9,750	10,202
McKesson Corp.	6.500%	2/15/14	9,070	10,040
Mead Johnson Nutrition Co.	3.500%	11/1/14	14,000	14,648
Medco Health Solutions Inc.	6.125%	3/15/13	19,460	20,494
Medco Health Solutions Inc.	7.250%	8/15/13	21,105	22,848
Medco Health Solutions Inc.	2.750%	9/15/15	4,870	4,971
Medtronic Inc.	4.500%	3/15/14	9,200	9,920
Medtronic Inc.	3.000%	3/15/15	9,645	10,285
Merck & Co. Inc.	4.750%	3/1/15	6,100	6,806
Merck & Co. Inc.	4.000%	6/30/15	14,640	16,244
Merck & Co. Inc.	2.250%	1/15/16	20,360	21,383
Novartis Capital Corp.	1.900%	4/24/13	131,480	133,944
Novartis Capital Corp.	4.125%	2/10/14	31,775	34,010
Novartis Capital Corp.	2.900%	4/24/15	9,450	10,115
PepsiAmericas Inc.	4.375%	2/15/14	14,370	15,445
PepsiCo Inc.	4.650%	2/15/13	22,166	23,138
PepsiCo Inc.	0.875%	10/25/13	38,260	38,536
PepsiCo Inc.	3.750%	3/1/14	26,150	27,874
PepsiCo Inc.	0.800%	8/25/14	23,790	23,932
PepsiCo Inc.	2.500%	5/10/16	21,805	23,055
Pfizer Inc.	4.500%	2/15/14	5,500	5,925
Pfizer Inc.	5.350%	3/15/15	52,000	59,340
Philip Morris International Inc.	4.875%	5/16/13	36,600	38,701
Philip Morris International Inc.	6.875%	3/17/14	18,431	20,860
Philip Morris International Inc.	2.500%	5/16/16	49,265	51,489
Reynolds American Inc.	7.250%	6/1/13	7,800	8,353
Reynolds American Inc.	7.625%	6/1/16	15,595	18,753
Reynolds American Inc.	6.750%	6/15/17	2,680	3,130
5 Roche Holdings Inc.	5.000%	3/1/14	3,160	3,428
Safeway Inc.	6.250%	3/15/14	9,650	10,651

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Safeway Inc.	3.400%	12/1/16	14,610	15,163
Sanofi	1.625%	3/28/14	36,470	37,249
Sanofi	1.200%	9/30/14	39,700	40,217
Sanofi	2.625%	3/29/16	4,870	5,142
St. Jude Medical Inc.	2.200%	9/15/13	48,750	49,674
St. Jude Medical Inc.	3.750%	7/15/14	18,575	19,810
Stryker Corp.	3.000%	1/15/15	13,600	14,381
Sysco Corp.	4.200%	2/12/13	9,255	9,603
5 Tesco plc	2.000%	12/5/14	14,610	14,725
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	10,235	10,828
Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	43,350	44,218
Thermo Fisher Scientific Inc.	2.150%	12/28/12	18,750	18,973
Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,623
Whirlpool Corp.	5.500%	3/1/13	37,511	39,123
5 WM Wrigley Jr Co.	2.450%	6/28/12	53,660	53,823
Wyeth	5.500%	3/15/13	66,330	70,199
Wyeth	5.500%	2/1/14	53,732	59,176
Energy (3.1%)
Anadarko Petroleum Corp.	7.625%	3/15/14	14,610	16,348
Anadarko Petroleum Corp.	5.750%	6/15/14	29,998	32,501
Anadarko Petroleum Corp.	5.950%	9/15/16	27,270	31,308
Anadarko Petroleum Corp.	6.375%	9/15/17	3,465	4,099
Apache Corp.	5.250%	4/15/13	4,900	5,180
BP Capital Markets plc	5.250%	11/7/13	100,029	107,842
BP Capital Markets plc	3.625%	5/8/14	43,740	46,238
BP Capital Markets plc	3.875%	3/10/15	60,697	65,746
BP Capital Markets plc	3.125%	10/1/15	33,450	35,516
BP Capital Markets plc	3.200%	3/11/16	23,745	25,268
BP Capital Markets plc	2.248%	11/1/16	9,740	10,013
Canadian Natural Resources Ltd.	5.150%	2/1/13	14,020	14,606
Canadian Natural Resources Ltd.	1.450%	11/14/14	14,620	14,875
Cenovus Energy Inc.	4.500%	9/15/14	18,650	20,198
Chevron Corp.	3.950%	3/3/14	8,800	9,429
ConocoPhillips	4.400%	5/15/13	13,725	14,408
ConocoPhillips	4.750%	2/1/14	74,298	80,487
ConocoPhillips	4.600%	1/15/15	6,830	7,628
ConocoPhillips Australia Funding Co.	5.500%	4/15/13	9,516	10,077
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	11,700	13,940
Devon Energy Corp.	5.625%	1/15/14	6,250	6,850
Ensco plc	3.250%	3/15/16	38,325	39,930
EOG Resources Inc.	2.950%	6/1/15	20,540	21,614
5 GS Caltex Corp.	5.500%	10/15/15	8,300	8,815
Husky Energy Inc.	5.900%	6/15/14	11,115	12,189
Marathon Petroleum Corp.	3.500%	3/1/16	7,370	7,593
Noble Holding International Ltd.	3.450%	8/1/15	15,381	16,057
Noble Holding International Ltd.	3.050%	3/1/16	16,130	16,572
Occidental Petroleum Corp.	2.500%	2/1/16	34,250	36,394
5 Schlumberger Norge AS	1.950%	9/14/16	34,694	35,293
Shell International Finance BV	1.875%	3/25/13	20,000	20,370
Shell International Finance BV	4.000%	3/21/14	138,195	148,399
Shell International Finance BV	3.100%	6/28/15	48,845	52,629
Total Capital Canada Ltd.	1.625%	1/28/14	9,065	9,300
Total Capital SA	3.000%	6/24/15	15,065	16,073
Total Capital SA	3.125%	10/2/15	19,490	20,876
Transocean Inc.	5.250%	3/15/13	7,181	7,408
Transocean Inc.	4.950%	11/15/15	39,000	41,400
Transocean Inc.	5.050%	12/15/16	11,175	11,953
Valero Energy Corp.	4.750%	6/15/13	17,350	18,142
Valero Energy Corp.	4.500%	2/1/15	14,625	15,710
Weatherford International Ltd.	5.150%	3/15/13	3,737	3,894
Weatherford International Ltd.	5.500%	2/15/16	9,760	10,817
5 Woodside Finance Ltd.	8.125%	3/1/14	9,375	10,443

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Technology (3.2%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	9,750	10,447
	Agilent Technologies Inc.	4.450%	9/14/12	11,475	11,726
	Agilent Technologies Inc.	5.500%	9/14/15	4,880	5,466
	Amphenol Corp.	4.750%	11/15/14	9,750	10,559
	Applied Materials Inc.	2.650%	6/15/16	9,800	10,215
	Cisco Systems Inc.	1.625%	3/14/14	84,040	85,998
	Cisco Systems Inc.	2.900%	11/17/14	5,000	5,330
	Cisco Systems Inc.	5.500%	2/22/16	8,851	10,383
	Computer Sciences Corp.	5.500%	3/15/13	10,710	10,964
	Dell Inc.	2.100%	4/1/14	46,000	46,965
	Dell Inc.	5.625%	4/15/14	27,750	30,411
	Dell Inc.	2.300%	9/10/15	27,051	28,147
	Dun & Bradstreet Corp.	6.000%	4/1/13	25,050	26,472
	Dun & Bradstreet Corp.	2.875%	11/15/15	6,750	6,952
	Google Inc.	2.125%	5/19/16	3,854	4,047
	Hewlett-Packard Co.	4.500%	3/1/13	33,663	34,821
	Hewlett-Packard Co.	1.250%	9/13/13	39,000	39,015
	Hewlett-Packard Co.	6.125%	3/1/14	114,540	124,928
	Hewlett-Packard Co.	1.550%	5/30/14	12,580	12,556
	Hewlett-Packard Co.	2.625%	12/9/14	19,475	19,894
	Hewlett-Packard Co.	2.125%	9/13/15	28,650	28,726
	Hewlett-Packard Co.	2.200%	12/1/15	12,177	12,249
	Hewlett-Packard Co.	2.650%	6/1/16	19,540	19,876
	HP Enterprise Services LLC	6.000%	8/1/13	89,098	95,063
	Intel Corp.	1.950%	10/1/16	7,780	8,076
	International Business Machines Corp.	4.750%	11/29/12	7,195	7,429
	International Business Machines Corp.	2.100%	5/6/13	19,146	19,565
	International Business Machines Corp.	1.000%	8/5/13	99,720	100,220
	International Business Machines Corp.	6.500%	10/15/13	8,800	9,692
	International Business Machines Corp.	0.875%	10/31/14	77,000	77,648
	International Business Machines Corp.	2.000%	1/5/16	19,550	20,261
	International Business Machines Corp.	1.950%	7/22/16	46,425	47,976
	Intuit Inc.	5.400%	3/15/12	9,200	9,250
	Lexmark International Inc.	5.900%	6/1/13	18,400	19,331
	Microsoft Corp.	2.950%	6/1/14	22,750	24,166
	Microsoft Corp.	1.625%	9/25/15	15,474	16,069
	Oracle Corp.	4.950%	4/15/13	19,338	20,420
	Oracle Corp.	3.750%	7/8/14	40,925	43,953
	Pitney Bowes Inc.	4.875%	8/15/14	4,500	4,793
	Pitney Bowes Inc.	5.000%	3/15/15	21,870	23,405
5	STATS ChipPAC Ltd.	7.500%	8/12/15	1,000	1,065
	Texas Instruments Inc.	1.375%	5/15/14	35,475	36,126
	Xerox Corp.	4.250%	2/15/15	27,140	28,651
	Transportation (1.1%)
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	5,380	5,965
	Canadian National Railway Co.	4.950%	1/15/14	8,125	8,793
	Canadian National Railway Co.	1.450%	12/15/16	6,840	6,878
2	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	7,762	8,267
2	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	5,439	5,657
2	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	6,472	7,119
2	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	6,627	6,793
4	Continental Airlines 2006-1 Class G Pass Through Trust	0.879%	6/2/15	11,612	11,059
	CSX Corp.	6.300%	3/15/12	7,168	7,218
	CSX Corp.	5.750%	3/15/13	10,650	11,228
	CSX Corp.	5.500%	8/1/13	14,120	15,079
	CSX Corp.	6.250%	4/1/15	16,407	19,003
2,8	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	1/2/23	8,239	8,486
8	Delta Air Lines 2002-1 Class G-2 Pass Through Trust	6.417%	7/2/12	29,190	29,591
2	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	15,985	17,264
5	ERAC USA Finance LLC	2.750%	7/1/13	11,740	11,925
5	ERAC USA Finance LLC	2.250%	1/10/14	49,660	49,927

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	ERAC USA Finance LLC	5.600%	5/1/15	10,245	11,300
	JB Hunt Transport Services Inc.	3.375%	9/15/15	11,790	12,129
4,8	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.921%	6/15/15	7,680	7,272
4,8	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.966%	9/15/15	9,275	8,363
4,8	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.907%	5/15/18	9,655	7,772
	Norfolk Southern Corp.	5.257%	9/17/14	24,980	27,578
	Norfolk Southern Corp.	5.750%	1/15/16	4,960	5,790
	Ryder System Inc.	6.000%	3/1/13	39,370	41,402
	Ryder System Inc.	5.850%	3/1/14	5,150	5,575
	Ryder System Inc.	3.150%	3/2/15	17,450	18,021
	Ryder System Inc.	3.600%	3/1/16	25,775	27,092
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	2,347	2,535
	Union Pacific Corp.	5.450%	1/31/13	4,580	4,804
					11,121,582
Utilities (4.6%)
	Electric (3.5%)
	Carolina Power & Light Co.	6.500%	7/15/12	38,537	39,542
	Carolina Power & Light Co.	5.125%	9/15/13	12,286	13,172
	Carolina Power & Light Co.	5.150%	4/1/15	4,900	5,531
	Carolina Power & Light Co.	5.250%	12/15/15	12,920	14,954
	CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	2,950	3,110
	CenterPoint Energy Houston Electric LLC	7.000%	3/1/14	16,460	18,493
	Cleveland Electric Illuminating Co.	5.650%	12/15/13	2,925	3,131
4	CMS Energy Corp.	1.522%	1/15/13	10,000	9,875
	CMS Energy Corp.	2.750%	5/15/14	21,500	21,446
	CMS Energy Corp.	4.250%	9/30/15	29,555	30,072
	Columbus Southern Power Co.	5.500%	3/1/13	9,775	10,217
	Commonwealth Edison Co.	4.700%	4/15/15	2,807	3,074
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	5,000	5,205
	Consumers Energy Co.	5.000%	2/15/12	4,300	4,307
	Consumers Energy Co.	5.375%	4/15/13	33,610	35,478
	Dominion Resources Inc.	5.700%	9/17/12	12,107	12,488
	Dominion Resources Inc.	5.000%	3/15/13	3,800	3,976
	Dominion Resources Inc.	1.950%	8/15/16	11,370	11,608
4	Dominion Resources Inc.	2.879%	9/30/66	4,145	3,534
	DTE Energy Co.	7.625%	5/15/14	4,900	5,568
	Duke Energy Carolinas LLC	5.750%	11/15/13	24,065	26,100
	Duke Energy Carolinas LLC	5.300%	10/1/15	4,900	5,669
	Duke Energy Carolinas LLC	1.750%	12/15/16	6,950	7,080
	Duke Energy Ohio Inc.	2.100%	6/15/13	23,100	23,592
5	EDP Finance BV	5.375%	11/2/12	60,896	60,649
5	Enel Finance International NV	5.700%	1/15/13	4,800	4,896
5	Enel Finance International NV	3.875%	10/7/14	24,475	24,041
	Entergy Arkansas Inc.	5.400%	8/1/13	42,280	44,731
	Entergy Corp.	4.700%	1/15/17	8,275	8,562
	Entergy Louisiana LLC	1.875%	12/15/14	8,765	8,856
	Exelon Generation Co. LLC	5.350%	1/15/14	19,500	20,892
	Florida Power Corp.	4.800%	3/1/13	14,480	15,082
	Florida Power Corp.	5.100%	12/1/15	10,495	12,026
2,5	FPL Energy Marcus Hook LP	7.590%	7/10/18	17,845	17,897
4	Georgia Power Co.	0.866%	3/15/13	31,000	30,990
	Georgia Power Co.	6.000%	11/1/13	8,105	8,876
	Georgia Power Co.	3.000%	4/15/16	6,885	7,367
	Great Plains Energy Inc.	2.750%	8/15/13	11,700	11,838
5	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	55,952	56,344
5	International Transmission Co.	4.450%	7/15/13	8,800	9,169
	MidAmerican Energy Co.	4.650%	10/1/14	4,880	5,351
	Midamerican Energy Holdings Co.	3.150%	7/15/12	36,805	37,207
	Midamerican Energy Holdings Co.	5.000%	2/15/14	3,000	3,230
5	Monongahela Power Co. Inc.	7.950%	12/15/13	6,720	7,492
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	3,300	3,317
	National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	26,340	26,653
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	69,773	74,554

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	1.125%	11/1/13	13,300	13,408
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	4,900	5,283
National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	7,795	7,798
Nevada Power Co.	6.500%	4/15/12	8,150	8,231
Nevada Power Co.	5.875%	1/15/15	6,650	7,468
4 NextEra Energy Capital Holdings Inc.	0.841%	11/9/12	25,750	25,690
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	24,660	25,472
2 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	5,895	5,910
5 Niagara Mohawk Power Corp.	3.553%	10/1/14	4,830	5,098
Northeast Utilities	7.250%	4/1/12	16,260	16,423
Northeast Utilities	5.650%	6/1/13	23,225	24,482
Northern States Power Co.	8.000%	8/28/12	20,550	21,393
NSTAR Electric Co.	4.875%	10/15/12	5,430	5,594
Pacific Gas & Electric Co.	6.250%	12/1/13	16,681	18,188
Pacific Gas & Electric Co.	4.800%	3/1/14	17,436	18,856
Pacific Gas & Electric Co.	5.625%	11/30/17	14,240	17,081
Peco Energy Co.	5.600%	10/15/13	7,300	7,895
Peco Energy Co.	5.000%	10/1/14	4,855	5,365
PG&E Corp.	5.750%	4/1/14	42,548	46,335
PPL Energy Supply LLC	5.400%	8/15/14	8,725	9,478
PSEG Power LLC	2.500%	4/15/13	16,525	16,833
Public Service Electric & Gas Co.	5.000%	8/15/14	9,500	10,444
Public Service Electric & Gas Co.	2.700%	5/1/15	21,500	22,762
Sierra Pacific Power Co.	5.450%	9/1/13	9,280	9,862
Southern California Edison Co.	5.000%	1/15/14	3,300	3,596
Southern California Edison Co.	5.750%	3/15/14	12,925	14,306
Southern Co.	4.150%	5/15/14	10,035	10,799
Southern Co.	2.375%	9/15/15	2,119	2,204
5 Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	53,650	57,141
Virginia Electric and Power Co.	4.750%	3/1/13	31,625	32,961
2 Wisconsin Energy Corp.	6.250%	5/15/67	5,460	5,583
Natural Gas (1.1%)
El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	22,213	22,990
Enbridge Energy Partners LP	5.875%	12/15/16	6,281	7,253
2 Enbridge Energy Partners LP	8.050%	10/1/37	1,860	1,999
Energy Transfer Partners LP	6.000%	7/1/13	18,540	19,710
Energy Transfer Partners LP	5.950%	2/1/15	5,845	6,355
Energy Transfer Partners LP	6.125%	2/15/17	14,458	16,103
Enterprise Products Operating LLC	6.375%	2/1/13	7,300	7,679
Enterprise Products Operating LLC	5.650%	4/1/13	26,970	28,457
Enterprise Products Operating LLC	5.900%	4/15/13	36,800	38,657
Enterprise Products Operating LLC	9.750%	1/31/14	21,045	24,341
Enterprise Products Operating LLC	3.200%	2/1/16	9,775	10,192
2 Enterprise Products Operating LLC	8.375%	8/1/66	20,015	21,616
5 Gulf South Pipeline Co. LP	5.750%	8/15/12	23,400	23,870
Kinder Morgan Energy Partners LP	3.500%	3/1/16	4,860	5,105
Magellan Midstream Partners LP	6.450%	6/1/14	3,650	4,034
5 NGPL PipeCo LLC	6.514%	12/15/12	19,335	18,465
ONEOK Partners LP	3.250%	2/1/16	41,220	43,139
Plains All American Pipeline LP / PAA Finance Corp.	4.250%	9/1/12	14,465	14,733
Plains All American Pipeline LP / PAA Finance Corp.	3.950%	9/15/15	6,619	7,053
5 Rockies Express Pipeline LLC	6.250%	7/15/13	10,475	10,658
Sempra Energy	6.500%	6/1/16	16,220	19,231
TransCanada PipeLines Ltd.	3.400%	6/1/15	19,955	21,222
2 TransCanada PipeLines Ltd.	6.350%	5/15/67	6,525	6,623
Williams Partners LP	3.800%	2/15/15	32,508	34,389
				1,713,055
Total Corporate Bonds (Cost $23,950,102)				24,418,709
Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
5 Abu Dhabi National Energy Co.	4.750%	9/15/14	11,700	12,229
Asian Development Bank	1.125%	3/15/17	1,000	1,010
5 Banco do Brasil SA	4.500%	1/22/15	4,000	4,143

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	1,991
5	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	3,000	3,446
5	Central American Bank for Economic Integration	5.375%	9/24/14	7,000	7,522
5	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,211
	Corp. Andina de Fomento	3.750%	1/15/16	10,200	10,359
9	Development Bank of Japan	2.875%	4/20/15	5,000	5,287
9	Development Bank of Japan	2.750%	3/15/16	6,900	7,298
5	Development Bank of Kazakhstan JSC	5.500%	12/20/15	2,000	2,021
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	1,000	1,010
5,10	Dexia Credit Local SA	2.750%	4/29/14	25,300	23,885
5	EDF SA	5.500%	1/26/14	2,970	3,179
5	Emirate of Abu Dhabi	5.500%	4/8/14	14,390	15,651
	European Bank for Reconstruction & Development	1.625%	9/3/15	2,575	2,642
	European Investment Bank	4.250%	7/15/13	8,750	9,163
	European Investment Bank	2.875%	1/15/15	19,500	20,480
	European Investment Bank	2.750%	3/23/15	8,750	9,184
	European Investment Bank	1.625%	9/1/15	9,725	9,873
	European Investment Bank	2.500%	5/16/16	5,000	5,221
	Export-Import Bank of Korea	5.500%	10/17/12	15,800	16,067
	Export-Import Bank of Korea	8.125%	1/21/14	4,850	5,334
	Export-Import Bank of Korea	4.125%	9/9/15	3,300	3,404
	Export-Import Bank of Korea	3.750%	10/20/16	2,500	2,522
	Export-Import Bank of Korea	4.000%	1/11/17	12,000	12,171
	Federative Republic of Brazil	7.875%	3/7/15	19,600	23,471
	Federative Republic of Brazil	6.000%	1/17/17	9,500	11,224
5,11	Hana Bank	6.500%	4/9/12	4,580	4,628
	Hydro Quebec	2.000%	6/30/16	4,850	4,982
5	Industrial Bank of Korea	7.125%	4/23/14	6,700	7,280
12	Instituto de Credito Oficial	3.250%	5/14/13	5,000	4,865
	Inter-American Development Bank	1.375%	10/18/16	7,000	7,143
	Inter-American Development Bank	1.750%	8/24/18	7,000	7,122
	International Bank for Reconstruction & Development	0.500%	11/26/13	5,000	5,008
5	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	2,850
9	Japan Finance Corp.	2.875%	2/2/15	16,800	17,654
9	Japan Finance Corp.	1.875%	9/24/15	36,000	37,001
9	Japan Finance Corp.	2.500%	5/18/16	12,000	12,567
9	Japan Finance Organization for Municipalities	4.625%	4/21/15	8,900	9,886
9	Japan Highway Public Corp.	4.625%	10/24/13	4,900	5,227
5	KazMunayGas National Co.	11.750%	1/23/15	4,400	5,280
13	KFW	3.250%	3/15/13	8,750	9,007
13	KFW	1.375%	7/15/13	4,400	4,442
13	KFW	2.750%	10/21/14	28,250	29,718
	Korea Development Bank	5.300%	1/17/13	16,475	16,890
	Korea Development Bank	8.000%	1/23/14	9,550	10,484
	Korea Development Bank	4.375%	8/10/15	5,000	5,186
	Korea Development Bank	3.250%	3/9/16	7,900	7,846
5	Korea Electric Power Corp.	3.000%	10/5/15	10,800	10,823
	Korea Finance Corp.	3.250%	9/20/16	4,900	4,831
5	Korea Gas Corp.	6.000%	7/15/14	4,500	4,844
5	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	2,782	2,996
5	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	4,914
5	Korea National Oil Corp.	2.875%	11/9/15	2,900	2,896
5	Korea National Oil Corp.	4.000%	10/27/16	14,075	14,515
13	Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,458
5	MDC-GMTN B.V.	5.750%	5/6/14	4,100	4,397
5	MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,156
5	National Agricultural Cooperative Federation	5.000%	9/30/14	10,000	10,454
	Nordic Investment Bank	2.500%	7/15/15	15,700	16,547
14	Oesterreichische Kontrollbank AG	1.750%	10/5/15	2,900	2,904
	Petrobras International Finance Co. - Pifco	9.125%	7/2/13	5,587	6,123
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	16,500	16,795
	Petroleos Mexicanos	4.875%	3/15/15	13,700	14,594
2,5	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	2,516	2,487
5	Petronas Capital Ltd.	7.000%	5/22/12	16,300	16,564

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of British Columbia	2.100%	5/18/16	2,000	2,091
	Province of British Columbia	2.650%	9/22/21	3,500	3,626
	Province of Manitoba	2.625%	7/15/15	4,000	4,205
	Province of Ontario	3.500%	7/15/13	8,750	9,114
	Province of Ontario	1.375%	1/27/14	16,100	16,319
	Province of Ontario	4.100%	6/16/14	9,450	10,200
	Province of Ontario	2.950%	2/5/15	39,375	41,717
	Province of Ontario	2.700%	6/16/15	19,500	20,570
	Province of Ontario	1.875%	9/15/15	36,900	37,993
	Province of Ontario	5.450%	4/27/16	5,000	5,861
	Province of Ontario	2.300%	5/10/16	7,500	7,823
	Province of Ontario	1.600%	9/21/16	5,000	5,076
5,15	Qatari Diar Finance QSC	3.500%	7/21/15	2,725	2,825
5	Qtel International Finance Ltd.	6.500%	6/10/14	4,500	4,885
5	Qtel International Finance Ltd.	3.375%	10/14/16	9,025	9,101
	Quebec	4.875%	5/5/14	1,950	2,131
	Quebec	4.600%	5/26/15	9,750	10,912
	Quebec	5.125%	11/14/16	11,000	12,927
2,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	8,539	9,201
5	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	8,275	8,813
	Republic of Chile	3.250%	9/14/21	4,700	4,848
	Republic of Colombia	7.375%	1/27/17	5,900	7,242
	Republic of Colombia	4.375%	7/12/21	5,000	5,350
5	Republic of Indonesia	6.875%	1/17/18	14,150	16,785
	Republic of Italy	2.125%	10/5/12	3,600	3,569
	Republic of Italy	3.125%	1/26/15	24,825	23,708
	Republic of Italy	4.750%	1/25/16	14,775	14,516
	Republic of Italy	5.250%	9/20/16	5,925	5,866
	Republic of Korea	4.250%	6/1/13	9,482	9,771
	Republic of Korea	5.750%	4/16/14	4,900	5,289
	Republic of Korea	4.875%	9/22/14	8,585	9,189
	Republic of Korea	7.125%	4/16/19	5,000	6,292
5	Republic of Lithuania	6.750%	1/15/15	1,900	2,005
	Republic of Panama	7.250%	3/15/15	13,525	15,646
	Republic of Peru	9.125%	2/21/12	900	901
	Republic of Peru	9.875%	2/6/15	10,000	12,275
	Republic of Poland	6.250%	7/3/12	3,600	3,677
	Republic of Poland	3.875%	7/16/15	6,800	6,970
	Republic of Poland	5.000%	3/23/22	1,850	1,885
	Republic of South Africa	6.500%	6/2/14	6,900	7,590
	Republic of South Africa	5.500%	3/9/20	1,000	1,101
	Russian Foreign Bond - Eurobond	3.625%	4/29/15	5,400	5,527
	State of Israel	5.125%	3/1/14	8,925	9,542
	State of Israel	4.000%	6/30/22	1,900	1,900
5	State of Qatar	5.150%	4/9/14	3,200	3,424
5	State of Qatar	4.000%	1/20/15	12,700	13,316
5	State of Qatar	3.125%	1/20/17	8,000	8,136
	Statoil ASA	1.800%	11/23/16	5,900	6,037
	Statoil ASA	3.125%	8/17/17	6,956	7,504
	Svensk Exportkredit AB	1.750%	10/20/15	20,400	20,482
5	TDIC Finance Ltd.	6.500%	7/2/14	7,275	7,858
5	Transnet SOC Ltd.	4.500%	2/10/16	4,400	4,502
	United Mexican States	5.875%	1/15/14	10,000	10,790
	United Mexican States	5.875%	2/17/14	14,700	15,876
	United Mexican States	6.625%	3/3/15	22,700	25,844
	United Mexican States	5.625%	1/15/17	9,750	11,217
	United Mexican States	5.125%	1/15/20	5,000	5,673
Total Sovereign Bonds (Cost $1,131,318)					1,147,855
Taxable Municipal Bonds (0.4%)
	California Educational Facilities Authority Revenue
	(Stanford University)	3.625%	5/1/14	4,000	4,273
	California GO	5.250%	4/1/14	4,850	5,212

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	California GO	5.950%	3/1/18	11,510	13,276
4	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.065%	10/15/12	47,450	47,474
	Illinois GO	4.071%	1/1/14	11,500	11,919
	Loudoun County VA Industrial Development Authority
	Revenue (Howard Hughes Medical Institute)	3.450%	9/1/14	6,200	6,616
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.220%	2/1/21	29,250	30,669
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.450%	2/1/22	13,800	14,707
	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John
	F. Kennedy International Airport Project)	7.500%	8/1/16	3,400	3,062
Total Taxable Municipal Bonds (Cost $133,969)					137,208
Tax-Exempt Municipal Bonds (0.1%)
	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP plc) VRDO	0.180%	2/7/12	10,000	10,000
	California Housing Finance Agency Home Mortgage
	Revenue VRDO	0.070%	2/7/12	15,190	15,190
Total Tax-Exempt Municipal Bonds (Cost $25,190)					25,190

					Market
					Value
				Shares	($000)
Convertible Preferred Stocks (0.0%)
6	Lehman Brothers Holdings Inc. Pfd.			29,160	10

Preferred Stocks (0.1%)
4	Southern California Edison Co. Pfd.			443,218	43,657
	Aspen Insurance Holdings Ltd. Pfd.			262,600	6,670
	General Electric Capital Corp. Pfd.			180,000	4,676
4	Federal National Mortgage Assn. Pfd.			934,000	1,168
Total Preferred Stocks (Cost $78,104)					56,171
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
16	Vanguard Market Liquidity Fund (Cost $394,730)	0.096%		394,730,436	394,730
Total Investments (99.8%) (Cost $37,066,131)					37,500,923
Other Assets and Liabilities—Net (0.2%)					70,558
Net Assets (100%)					37,571,481

1 Securities with a value of $34,552,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 Adjustable-rate security.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $6,201,221,000, representing 16.5% of net assets.
6 Non-income-producing security--security in default.
7 Non-income-producing security--issuer has suspended all payments until May 1, 2012.
8 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
9 Guaranteed by the Government of Japan.

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

10 Guaranteed by the Government of Luxembourg.
11 Guaranteed by the Republic of Korea.
12 Guaranteed by the Kingdom of Spain.
13 Guaranteed by the Federal Republic of Germany.
14 Guaranteed by the Republic of Austria.
15 Guaranteed by the State of Qatar.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.

24

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.9%)
U.S. Government Securities (7.9%)
	United States Treasury Note/Bond	1.375%	2/15/13	9,000	9,113
	United States Treasury Note/Bond	0.625%	2/28/13	25,000	25,121
	United States Treasury Note/Bond	1.250%	2/15/14	21,830	22,280
	United States Treasury Note/Bond	1.000%	5/15/14	99,332	101,040
	United States Treasury Note/Bond	2.250%	5/31/14	1,200	1,256
	United States Treasury Note/Bond	2.625%	6/30/14	13,010	13,752
	United States Treasury Note/Bond	2.375%	10/31/14	110,000	116,273
	United States Treasury Note/Bond	0.250%	12/15/14	54,000	53,941
	United States Treasury Note/Bond	0.250%	1/15/15	150,000	149,788
	United States Treasury Note/Bond	2.500%	4/30/15	75,000	80,227
	United States Treasury Note/Bond	4.125%	5/15/15	28,000	31,448
	United States Treasury Note/Bond	1.875%	6/30/15	70,000	73,576
	United States Treasury Note/Bond	1.250%	8/31/15	2,034	2,096
	United States Treasury Note/Bond	1.250%	9/30/15	50,000	51,516
1	United States Treasury Note/Bond	9.875%	11/15/15	9,000	12,205
	United States Treasury Note/Bond	2.375%	3/31/16	2,000	2,153
	United States Treasury Note/Bond	2.000%	4/30/16	109,335	116,101
2	United States Treasury Note/Bond	2.625%	4/30/16	4,700	5,110
	United States Treasury Note/Bond	2.875%	3/31/18	15,000	16,690
	United States Treasury Note/Bond	3.875%	5/15/18	20,000	23,484
	United States Treasury Note/Bond	3.750%	11/15/18	5,000	5,853
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	7,060
	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,784
	United States Treasury Note/Bond	3.375%	11/15/19	32,810	37,675
	United States Treasury Note/Bond	3.625%	2/15/21	50,000	58,461
	United States Treasury Note/Bond	3.125%	5/15/21	50,000	56,234
	United States Treasury Note/Bond	2.125%	8/15/21	101,787	105,159
	United States Treasury Note/Bond	2.000%	11/15/21	91,339	93,023
					1,272,419
Nonconventional Mortgage-Backed Securities (0.0%)
3,4,5	Freddie Mac Non Gold Pool	2.375%	8/1/32	590	615
3,4,5	Freddie Mac Non Gold Pool	2.643%	9/1/32	266	273
					888
Total U.S. Government and Agency Obligations (Cost $1,228,672)					1,273,307
Asset-Backed/Commercial Mortgage-Backed Securities (11.2%)
4	Ally Auto Receivables Trust	1.210%	7/15/16	5,550	5,563
4,6	Ally Auto Receivables Trust	2.690%	2/15/17	3,250	3,301
4,6	Ally Master Owner Trust	3.470%	4/15/15	3,900	3,978
4,6	Ally Master Owner Trust	3.870%	4/15/15	1,800	1,836
4,6	Ally Master Owner Trust	4.250%	4/15/17	3,100	3,359
4,6	Ally Master Owner Trust	4.590%	4/15/17	3,280	3,492
4,5	Ally Master Owner Trust	1.355%	8/15/17	43,450	43,735
4,5,6	Ally Master Owner Trust	1.835%	8/15/17	8,100	8,167
4,5,6	Ally Master Owner Trust	2.235%	8/15/17	6,160	6,209
4,5,6	American Express Credit Account Master Trust	0.955%	12/15/16	1,000	993
4,6	Americold LLC Trust	4.954%	1/14/29	13,650	15,220
4,6	Americold LLC Trust	6.811%	1/14/29	5,540	6,246
4	AmeriCredit Automobile Receivables Trust	1.230%	9/8/16	1,700	1,700
4	AmeriCredit Prime Automobile Receivable	2.900%	12/15/14	1,480	1,501
4,5,6	Arkle Master Issuer plc	1.716%	5/17/60	17,670	17,485
4,5,6	Arran Residential Mortgages Funding plc	1.861%	5/16/47	8,640	8,570
4,5,6	Arran Residential Mortgages Funding plc	1.929%	11/19/47	11,900	11,786
6	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	5,600	5,663
6	BA Covered Bond Issuer	5.500%	6/14/12	11,000	11,134
4	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.634%	7/10/46	24,950	28,049
4	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	5.807%	4/10/49	26,887	29,846
4	Banc of America Merrill Lynch Commercial Mortgage
	Inc.	6.395%	2/10/51	31,812	36,780

25

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,6	Bank of America Student Loan Trust	1.360%	2/25/43	29,491	29,293
6	Bank of Montreal	1.950%	1/30/18	9,100	9,261
6	Bank of Nova Scotia	1.950%	1/30/17	7,200	7,327
4,5	Bank One Issuance Trust	1.085%	2/15/17	1,200	1,193
4	Bear Stearns Commercial Mortgage Securities	5.904%	6/11/40	35,740	40,583
4	Bear Stearns Commercial Mortgage Securities	4.945%	2/11/41	2,772	2,776
4	Bear Stearns Commercial Mortgage Securities	5.574%	6/11/50	9,105	9,190
4	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	10,618	10,917
4,5	Brazos Higher Education Authority	0.774%	6/25/26	5,720	5,317
4,5	Brazos Higher Education Authority	1.400%	5/25/29	4,361	4,330
4,5	Brazos Higher Education Authority	1.306%	2/25/30	25,900	25,200
6	Canadian Imperial Bank of Commerce	1.500%	12/12/14	750	761
6	Canadian Imperial Bank of Commerce	2.600%	7/2/15	9,100	9,529
6	Canadian Imperial Bank of Commerce	2.750%	1/27/16	750	790
4,5	Capital One Multi-Asset Execution Trust	2.535%	7/15/16	16,374	16,514
4,5	Capital One Multi-Asset Execution Trust	1.335%	12/15/16	1,988	1,955
4,5	Capital One Multi-Asset Execution Trust	0.335%	11/15/19	1,130	1,109
4,5	Capital One Multi-Asset Execution Trust	0.365%	12/16/19	80,585	79,095
4,5	Capital One Multi-Asset Execution Trust	0.325%	7/15/20	46,699	45,531
4	CenterPoint Energy Transition Bond Co. LLC	2.160%	10/15/21	9,100	9,213
4,6	CFCRE Commercial Mortgage Trust	5.736%	4/15/44	2,900	2,666
4,6	CFCRE Commercial Mortgage Trust	5.736%	4/15/44	1,050	862
4,5	Chase Issuance Trust	0.745%	4/15/19	5,700	5,513
4,6	Chrysler Financial Auto Securitization Trust	6.250%	5/8/14	5,600	5,605
4,6	Chrysler Financial Auto Securitization Trust	5.570%	8/8/14	5,600	5,605
4,6	Chrysler Financial Auto Securitization Trust	6.540%	11/10/14	3,300	3,334
4	Chrysler Financial Auto Securitization Trust	3.520%	8/8/16	7,300	7,382
4,5	Citibank Credit Card Issuance Trust	0.695%	7/15/14	34,895	34,773
4,5	Citibank Credit Card Issuance Trust	0.681%	2/20/15	11,355	11,287
4,5	Citibank Credit Card Issuance Trust	0.747%	3/24/17	1,520	1,491
4,5	Citibank Credit Card Issuance Trust	1.656%	5/20/20	11,800	12,564
4,5,6	Citibank Omni Master Trust	3.035%	8/15/18	4,125	4,335
4,6	Citibank Omni Master Trust	5.350%	8/15/18	16,845	18,495
4,6	Citibank Omni Master Trust	4.900%	11/15/18	76,650	84,115
4	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	6,650	7,527
4	Citigroup Commercial Mortgage Trust	5.885%	12/10/49	13,000	13,088
4,6	CLI Funding LLC	4.500%	3/18/26	2,775	2,755
4	Commercial Mortgage Pass Through Certificates	5.811%	12/10/49	4,961	5,025
4	Credit Suisse Mortgage Capital Certificates	5.817%	6/15/38	13,084	14,722
4	Credit Suisse Mortgage Capital Certificates	5.713%	6/15/39	8,779	8,793
4	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,046	8,122
4,6	DBUBS Mortgage Trust	5.627%	7/10/44	5,840	5,633
4,6	Enterprise Fleet Financing LLC	2.100%	5/22/17	5,242	5,267
4,6	Extended Stay America Trust	2.950%	11/5/27	12,623	12,847
4	Ford Credit Auto Lease Trust	1.420%	1/15/15	6,800	6,782
4	Ford Credit Auto Owner Trust	2.930%	11/15/15	1,000	1,035
4	Ford Credit Auto Owner Trust	3.220%	3/15/16	1,210	1,252
4,5,6	Ford Credit Floorplan Master Owner Trust	2.535%	12/15/14	7,280	7,361
4,5,6	Ford Credit Floorplan Master Owner Trust	2.935%	12/15/14	37,130	37,449
4,5,6	Ford Credit Floorplan Master Owner Trust	1.985%	2/15/17	20,990	21,610
4,6	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	7,440	8,044
4,6	Ford Credit Floorplan Master Owner Trust	4.990%	2/15/17	8,785	9,410
4,5,6	Fosse Master Issuer plc	2.065%	10/18/54	31,000	30,887
6	FUEL Trust	3.984%	6/15/16	8,700	8,858
4	GE Capital Credit Card Master Note Trust	2.220%	1/18/22	30,000	29,989
4,6	Great America Leasing Receivables	2.340%	4/15/16	1,500	1,525
4	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	23,150	25,135
4	Greenwich Capital Commercial Funding Corp.	6.078%	7/10/38	40,015	45,171
4,6	GS Mortgage Securities Corp. II	3.215%	2/10/21	5,290	5,229
4,6	GS Mortgage Securities Corp. II	3.563%	2/10/21	1,850	1,798
4	GS Mortgage Securities Corp. II	5.506%	4/10/38	8,149	8,302
4	GS Mortgage Securities Corp. II	5.553%	4/10/38	13,213	14,603
4,6	GS Mortgage Securities Corp. II	5.404%	12/10/43	1,370	1,271
4,6	GS Mortgage Securities Corp. II	5.728%	3/10/44	2,650	2,523

26

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,500	30,167
4,6	Hertz Vehicle Financing LLC	3.290%	3/25/18	7,500	7,684
4,5,6	Holmes Master Issuer plc	1.967%	10/15/54	7,380	7,371
5	Illinois Student Assistance Commission	1.610%	4/25/22	25,700	25,345
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.633%	12/5/27	15,845	18,431
4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.475%	4/15/43	20,045	22,381
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.608%	6/15/43	10,030	11,049
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.615%	11/15/43	1,250	1,310
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.069%	11/15/43	1,175	1,257
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.713%	11/15/43	2,730	2,430
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.713%	11/15/43	2,313	2,239
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	3.363%	11/13/44	2,600	2,663
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.387%	2/15/46	6,550	7,132
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	4.717%	2/15/46	3,340	3,724
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.360%	2/15/46	6,170	5,738
4,6	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.533%	2/15/46	6,255	5,870
4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.716%	2/15/51	30,084	33,274
4	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.827%	2/15/51	13,123	13,333
4	LB-UBS Commercial Mortgage Trust	5.874%	6/15/38	11,500	13,196
4	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	35,211	39,020
4	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	36,000	40,459
4,5	MBNA Credit Card Master Note Trust	1.635%	10/15/14	875	878
4,5	MBNA Credit Card Master Note Trust	0.705%	7/15/15	24,379	24,238
4,5	MBNA Credit Card Master Note Trust	1.635%	3/15/16	3,430	3,449
4,5	MBNA Credit Card Master Note Trust	1.185%	11/15/16	16,655	16,584
4,6	Mercedes-Benz Auto Lease Trust	1.240%	7/17/17	6,900	6,931
4	Merrill Lynch Mortgage Trust	5.923%	6/12/50	10,105	10,186
4	Merrill Lynch Mortgage Trust	5.690%	2/12/51	15,000	16,612
4	Morgan Stanley Capital I	5.791%	6/11/42	24,100	24,181
4,6	Morgan Stanley Capital I	5.422%	9/15/47	2,690	2,586
6	National Bank of Canada	2.200%	10/19/16	2,000	2,056
4,5,6	Navistar Financial Dealer Note Master Trust	1.726%	10/26/15	10,550	10,590
5	North Carolina Education Assistance Authority Student
	Loan Revenue	1.460%	1/26/26	5,500	5,330
4,5,6	Permanent Master Issuer plc	1.717%	7/15/42	13,120	13,089
6	Royal Bank of Canada	3.125%	4/14/15	2,200	2,330
4,5,6	Silverstone Master Issuer plc	2.061%	1/21/55	40,850	40,650
4,5,6	SLM Student Loan Trust	1.690%	12/15/23	4,755	4,756
4,5	SLM Student Loan Trust	0.660%	4/25/25	6,000	5,797
4,5	SLM Student Loan Trust	0.660%	10/25/25	9,200	8,761
4,5	SLM Student Loan Trust	0.670%	10/27/25	6,500	6,211
4,5	SLM Student Loan Trust	0.650%	1/26/26	24,625	23,287
4,5	SLM Student Loan Trust	0.670%	1/25/27	3,000	2,857
4,6	SLM Student Loan Trust	4.370%	4/17/28	1,700	1,753
4,6	SLM Student Loan Trust	3.740%	2/15/29	10,500	10,507
4,6	SLM Student Loan Trust	4.540%	10/17/44	5,050	5,048
4,5,6	SMART Trust	1.790%	12/14/15	21,200	21,321
4,6	SMART Trust	2.520%	11/14/16	5,000	5,068
4,6	SMART Trust	2.310%	4/14/17	1,750	1,774
4,6	Sonic Capital LLC	5.438%	5/20/41	5,194	5,319

27

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	South Carolina Student Loan Corp.	1.560%	7/25/25	21,200	20,610
4,6	TAL Advantage LLC	4.310%	5/20/26	4,340	4,321
4,6	Textainer Marine Containers Ltd.	4.700%	6/15/26	3,296	3,308
4,6	Tidewater Auto Receivables Trust	5.920%	5/15/17	2,097	2,108
4,5,6	Volkswagen Credit Auto Master Trust	0.961%	9/20/16	18,000	18,030
4,6	Volvo Financial Equipment LLC	2.990%	5/15/17	3,700	3,727
4	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	13,360	15,037
4	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,678	8,772
4	Wachovia Bank Commercial Mortgage Trust	5.572%	10/15/48	40,425	44,666
6	Westpac Banking Corp.	2.450%	11/28/16	9,400	9,451
4,6	WF-RBS Commercial Mortgage Trust	5.335%	3/15/44	5,000	4,606
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,744,756)					1,825,395
Corporate Bonds (76.0%)
Finance (30.6%)
	Banking (19.1%)
6	Abbey National Treasury Services plc	3.875%	11/10/14	4,550	4,452
	Abbey National Treasury Services plc	4.000%	4/27/16	10,500	10,173
	AgriBank FCB	9.125%	7/15/19	5,000	6,379
	American Express Bank FSB	6.000%	9/13/17	4,250	4,939
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,312
	American Express Centurion Bank	6.000%	9/13/17	38,060	44,255
	American Express Co.	5.500%	9/12/16	6,070	6,835
	American Express Co.	7.000%	3/19/18	29,000	35,666
	American Express Co.	8.125%	5/20/19	31,909	42,053
	American Express Credit Corp.	2.750%	9/15/15	6,200	6,408
	American Express Credit Corp.	2.800%	9/19/16	2,700	2,762
4,6	ANZ Capital Trust II	5.360%	11/29/49	3,000	2,949
	Associates Corp. of North America	6.950%	11/1/18	6,000	6,680
	Astoria Financial Corp.	5.750%	10/15/12	9,000	9,134
6	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	5,000	5,407
6	Banco Santander Chile	5.375%	12/9/14	1,150	1,199
6	Banco Votorantim SA	5.250%	2/11/16	12,000	12,102
	Bank of America Corp.	3.625%	3/17/16	5,000	4,894
	Bank of America Corp.	3.750%	7/12/16	5,000	4,923
	Bank of America Corp.	6.500%	8/1/16	11,375	12,148
	Bank of America Corp.	5.420%	3/15/17	7,300	7,159
	Bank of America Corp.	6.000%	9/1/17	1,750	1,835
	Bank of America Corp.	5.750%	12/1/17	22,500	23,227
	Bank of America Corp.	5.650%	5/1/18	15,000	15,354
	Bank of America Corp.	7.625%	6/1/19	11,000	12,397
	Bank of America Corp.	5.625%	7/1/20	14,500	14,694
	Bank of America Corp.	5.875%	1/5/21	6,500	6,650
	Bank of America Corp.	5.000%	5/13/21	7,000	6,860
	Bank of America NA	5.300%	3/15/17	8,877	8,825
	Bank of America NA	6.100%	6/15/17	5,000	5,079
	Bank of New York Mellon Corp.	4.950%	3/15/15	9,500	10,422
	Bank of New York Mellon Corp.	2.300%	7/28/16	2,500	2,568
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,181
	Bank of New York Mellon Corp.	5.450%	5/15/19	9,580	11,171
	Bank of New York Mellon Corp.	4.600%	1/15/20	7,500	8,347
	Bank of New York Mellon Corp.	4.150%	2/1/21	7,000	7,634
	Bank of New York Mellon Corp.	3.550%	9/23/21	21,495	22,581
	Bank of Nova Scotia	2.050%	10/7/15	5,980	6,078
	Bank of Nova Scotia	2.550%	1/12/17	15,000	15,258
	Bank of Nova Scotia	4.375%	1/13/21	15,000	16,615
	Bank One Corp.	4.900%	4/30/15	15,000	15,879
	Barclays Bank plc	5.000%	9/22/16	10,000	10,769
6	Barclays Bank plc	6.050%	12/4/17	6,307	6,374
	Barclays Bank plc	6.750%	5/22/19	25,530	29,684
	Barclays Bank plc	5.125%	1/8/20	63,125	67,406
	BB&T Corp.	5.200%	12/23/15	6,380	6,992
	BB&T Corp.	3.200%	3/15/16	3,490	3,710

28

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BB&T Corp.	4.900%	6/30/17	15,300	16,709
	BB&T Corp.	6.850%	4/30/19	6,714	8,329
	Bear Stearns Cos. LLC	6.400%	10/2/17	17,000	19,408
	Bear Stearns Cos. LLC	7.250%	2/1/18	19,035	22,762
	BNP Paribas SA	3.250%	3/11/15	11,000	10,939
	BNP Paribas SA	3.600%	2/23/16	9,000	8,956
	BNP Paribas SA	5.000%	1/15/21	70,000	70,030
	BNY Mellon NA	4.750%	12/15/14	5,000	5,430
	Branch Banking & Trust Co.	5.625%	9/15/16	4,750	5,469
	Capital One Bank USA NA	8.800%	7/15/19	10,000	12,060
	Capital One Financial Corp.	3.150%	7/15/16	1,950	1,996
	Capital One Financial Corp.	4.750%	7/15/21	4,000	4,204
	Citigroup Inc.	5.000%	9/15/14	12,000	12,350
	Citigroup Inc.	4.700%	5/29/15	12,705	13,297
	Citigroup Inc.	5.300%	1/7/16	10,000	10,727
	Citigroup Inc.	3.953%	6/15/16	2,730	2,805
	Citigroup Inc.	5.850%	8/2/16	10,000	10,827
	Citigroup Inc.	6.125%	11/21/17	36,111	39,672
	Citigroup Inc.	6.125%	5/15/18	15,000	16,518
	Citigroup Inc.	8.500%	5/22/19	28,517	34,962
	Citigroup Inc.	5.375%	8/9/20	21,000	22,146
	Citigroup Inc.	4.500%	1/14/22	5,000	4,982
4,6,7	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
	Comerica Bank	5.700%	6/1/14	18,000	19,385
	Comerica Bank	5.750%	11/21/16	8,500	9,501
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	13,400	13,754
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	30,000	32,420
	Credit Suisse	6.000%	2/15/18	24,692	25,728
	Credit Suisse	5.300%	8/13/19	46,000	49,256
	Credit Suisse	5.400%	1/14/20	36,000	36,478
	Credit Suisse	4.375%	8/5/20	32,500	32,988
4	Credit Suisse AG	5.860%	5/29/49	5,728	4,983
	Credit Suisse USA Inc.	5.125%	8/15/15	2,000	2,156
	Deutsche Bank AG/London	3.250%	1/11/16	5,000	5,153
	Deutsche Bank AG/London	6.000%	9/1/17	40,000	45,721
	Discover Bank	8.700%	11/18/19	10,000	11,904
	Discover Bank	7.000%	4/15/20	3,665	4,030
	Fifth Third Bancorp	3.625%	1/25/16	7,000	7,337
	Fifth Third Bank	4.750%	2/1/15	16,825	17,599
4	Fifth Third Capital Trust IV	6.500%	4/15/67	5,000	4,963
	First Horizon National Corp.	5.375%	12/15/15	7,350	7,552
	First Tennessee Bank NA	5.050%	1/15/15	5,000	5,022
	Goldman Sachs Group Inc.	3.700%	8/1/15	4,725	4,803
	Goldman Sachs Group Inc.	5.625%	1/15/17	9,000	9,343
	Goldman Sachs Group Inc.	6.250%	9/1/17	12,000	13,180
	Goldman Sachs Group Inc.	5.950%	1/18/18	18,000	19,253
	Goldman Sachs Group Inc.	6.150%	4/1/18	15,075	16,231
	Goldman Sachs Group Inc.	7.500%	2/15/19	16,500	18,822
	Goldman Sachs Group Inc.	5.375%	3/15/20	15,000	15,217
	Goldman Sachs Group Inc.	6.000%	6/15/20	12,200	12,979
	Goldman Sachs Group Inc.	5.250%	7/27/21	21,750	21,760
	Goldman Sachs Group Inc.	5.750%	1/24/22	20,925	21,608
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,437
	HSBC Bank USA NA	4.875%	8/24/20	30,000	29,774
	HSBC Holdings plc	5.100%	4/5/21	59,381	64,572
	HSBC Holdings plc	4.875%	1/14/22	15,000	16,113
	HSBC USA Inc.	5.000%	9/27/20	20,000	20,175
6	Intesa Sanpaolo SPA	3.625%	8/12/15	8,350	7,656
	JPMorgan Chase & Co.	4.875%	3/15/14	6,440	6,850
	JPMorgan Chase & Co.	3.700%	1/20/15	5,650	5,969
	JPMorgan Chase & Co.	3.450%	3/1/16	6,000	6,203
	JPMorgan Chase & Co.	3.150%	7/5/16	11,125	11,304
	JPMorgan Chase & Co.	6.125%	6/27/17	10,000	11,048
	JPMorgan Chase & Co.	6.000%	1/15/18	31,000	35,129

29

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	6.300%	4/23/19	24,150	27,908
	JPMorgan Chase & Co.	4.950%	3/25/20	18,000	19,186
	JPMorgan Chase & Co.	4.400%	7/22/20	26,635	27,581
	JPMorgan Chase & Co.	4.250%	10/15/20	32,000	32,549
	JPMorgan Chase & Co.	4.625%	5/10/21	23,000	23,934
	JPMorgan Chase & Co.	4.350%	8/15/21	28,500	28,981
	JPMorgan Chase & Co.	4.500%	1/24/22	10,000	10,289
	JPMorgan Chase Bank NA	5.875%	6/13/16	10,000	10,931
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,201
	JPMorgan Chase Bank NA	6.000%	10/1/17	15,380	17,046
	KeyBank NA	5.450%	3/3/16	2,500	2,772
	KeyCorp	5.100%	3/24/21	10,000	10,920
	Lloyds TSB Bank plc	4.875%	1/21/16	9,500	9,718
	Lloyds TSB Bank plc	6.375%	1/21/21	61,100	65,318
	M&I Marshall & Ilsley Bank	5.250%	9/4/12	4,000	4,096
5	Manufacturers & Traders Trust Co.	2.081%	4/1/13	2,750	2,738
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	18,555	21,326
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	7,000	6,893
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	7,850	8,284
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	21,005	22,611
	Morgan Stanley	6.000%	4/28/15	3,000	3,153
	Morgan Stanley	5.375%	10/15/15	10,000	10,333
	Morgan Stanley	3.800%	4/29/16	11,250	10,915
	Morgan Stanley	5.750%	10/18/16	2,500	2,578
	Morgan Stanley	5.450%	1/9/17	10,000	10,233
	Morgan Stanley	5.550%	4/27/17	11,800	12,100
	Morgan Stanley	6.250%	8/28/17	3,825	3,974
	Morgan Stanley	5.950%	12/28/17	16,000	16,455
	Morgan Stanley	6.625%	4/1/18	11,150	11,708
	Morgan Stanley	7.300%	5/13/19	15,000	16,325
	Morgan Stanley	5.625%	9/23/19	18,000	17,923
	Morgan Stanley	5.500%	1/26/20	10,000	9,871
	Morgan Stanley	5.500%	7/24/20	12,000	11,822
	Morgan Stanley	5.750%	1/25/21	17,000	16,937
	Morgan Stanley	5.500%	7/28/21	17,500	17,279
	National City Corp.	6.875%	5/15/19	10,285	11,689
6	Nordea Bank AB	4.875%	5/13/21	5,000	4,663
	Northern Trust Co.	5.850%	11/9/17	7,280	8,421
	Northern Trust Co.	6.500%	8/15/18	4,000	4,814
	Northern Trust Corp.	3.450%	11/4/20	5,000	5,265
	Northern Trust Corp.	3.375%	8/23/21	8,500	8,890
	PNC Bank NA	4.875%	9/21/17	3,100	3,352
	PNC Bank NA	6.000%	12/7/17	4,500	5,069
	PNC Bank NA	6.875%	4/1/18	23,085	27,143
	PNC Funding Corp.	5.250%	11/15/15	8,685	9,441
	PNC Funding Corp.	2.700%	9/19/16	7,500	7,727
	PNC Funding Corp.	6.700%	6/10/19	10,000	12,489
	PNC Funding Corp.	5.125%	2/8/20	21,653	24,870
	PNC Funding Corp.	4.375%	8/11/20	15,000	16,513
4,8	RBS Capital Trust IV	1.717%	9/29/49	4,325	2,163
	Royal Bank of Canada	2.875%	4/19/16	7,500	7,863
	Royal Bank of Canada	2.300%	7/20/16	14,750	15,103
	Royal Bank of Scotland Group plc	4.700%	7/3/18	2,000	1,552
	Royal Bank of Scotland Group plc	6.400%	10/21/19	46,500	47,793
	Royal Bank of Scotland plc	3.950%	9/21/15	2,000	1,984
	Royal Bank of Scotland plc	4.375%	3/16/16	13,000	13,168
	Royal Bank of Scotland plc	5.625%	8/24/20	34,000	35,049
	Royal Bank of Scotland plc	6.125%	1/11/21	30,000	32,198
	Santander Holdings USA Inc.	4.625%	4/19/16	3,200	3,163
6	Societe Generale SA	5.750%	4/20/16	5,200	4,800
	SouthTrust Corp.	5.800%	6/15/14	14,705	15,882
	Sovereign Bank	8.750%	5/30/18	5,000	5,652
	State Street Corp.	2.875%	3/7/16	6,600	6,897
	State Street Corp.	4.956%	3/15/18	15,000	15,787

30

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	State Street Corp.	4.375%	3/7/21	17,840	19,774
5	SunTrust Bank	0.881%	4/1/15	6,000	5,562
	SunTrust Bank	7.250%	3/15/18	13,000	15,103
	SunTrust Banks Inc.	3.600%	4/15/16	4,200	4,328
	Toronto-Dominion Bank	2.500%	7/14/16	10,500	10,895
	Toronto-Dominion Bank	2.375%	10/19/16	6,000	6,169
	UBS AG	5.875%	7/15/16	10,220	10,802
	UBS AG	5.875%	12/20/17	35,450	39,687
	UBS AG	5.750%	4/25/18	37,625	42,099
	UBS AG	4.875%	8/4/20	58,000	59,963
4	UBS Preferred Funding Trust V	6.243%	5/29/49	2,030	1,822
	Union Bank NA	5.950%	5/11/16	4,826	5,257
	Union Bank NA	3.000%	6/6/16	12,500	12,901
6	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	7,242
	US Bancorp	2.200%	11/15/16	15,000	15,259
	US Bancorp	4.125%	5/24/21	19,100	21,370
4	US Bank NA	3.778%	4/29/20	6,395	6,665
	Wachovia Bank NA	5.600%	3/15/16	10,000	10,987
	Wachovia Bank NA	6.000%	11/15/17	8,000	9,106
	Wachovia Corp.	5.625%	10/15/16	8,000	8,921
	Wachovia Corp.	5.750%	6/15/17	10,000	11,508
	Wachovia Corp.	5.750%	2/1/18	27,025	31,090
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	3
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	4
7	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	5
	Wells Fargo & Co.	3.676%	6/15/16	13,425	14,274
	Wells Fargo & Co.	5.625%	12/11/17	32,900	37,866
	Wells Fargo & Co.	4.600%	4/1/21	36,500	39,971
	Wells Fargo Bank NA	5.750%	5/16/16	9,790	10,864
	Westpac Banking Corp.	4.200%	2/27/15	10,000	10,639
	Westpac Banking Corp.	3.000%	8/4/15	15,000	15,383
	Westpac Banking Corp.	4.875%	11/19/19	39,795	42,812
4,6	Westpac Capital Trust III	5.819%	12/29/49	3,300	3,254
	Wilmington Trust Corp.	4.875%	4/15/13	13,000	13,298
6	Woori Bank Co. Ltd.	5.875%	4/13/21	3,000	3,034
	Zions Bancorporation	5.500%	11/16/15	8,000	8,000
	Brokerage (0.9%)
	Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,569
	Ameriprise Financial Inc.	5.300%	3/15/20	26,570	28,955
	BlackRock Inc.	6.250%	9/15/17	12,395	14,794
	BlackRock Inc.	5.000%	12/10/19	25,000	27,747
	BlackRock Inc.	4.250%	5/24/21	5,000	5,422
6	Blackstone Holdings Finance Co. LLC	6.625%	8/15/19	2,725	2,896
6	Cantor Fitzgerald LP	6.375%	6/26/15	5,600	5,597
	Charles Schwab Corp.	6.375%	9/1/17	6,000	7,179
	Charles Schwab Corp.	4.450%	7/22/20	14,500	15,753
	Franklin Resources Inc.	4.625%	5/20/20	5,000	5,576
	Jefferies Group Inc.	5.125%	4/13/18	18,155	16,249
7	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Finance Companies (2.6%)
	General Electric Capital Corp.	5.625%	9/15/17	34,025	38,872
	General Electric Capital Corp.	5.625%	5/1/18	36,750	42,135
	General Electric Capital Corp.	6.000%	8/7/19	35,000	40,476
	General Electric Capital Corp.	5.500%	1/8/20	25,000	28,263
	General Electric Capital Corp.	4.375%	9/16/20	25,000	26,059
	General Electric Capital Corp.	4.625%	1/7/21	27,500	29,110
	General Electric Capital Corp.	5.300%	2/11/21	21,000	22,812
	General Electric Capital Corp.	4.650%	10/17/21	31,500	33,278
4	General Electric Capital Corp.	6.375%	11/15/67	14,450	14,378
4	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	4,325

31

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Finance Corp.	5.250%	1/15/14	9,050	9,465
5 HSBC Finance Corp.	0.957%	6/1/16	6,225	5,516
HSBC Finance Corp.	6.676%	1/15/21	65,853	68,328
SLM Corp.	5.050%	11/14/14	7,500	7,625
SLM Corp.	6.250%	1/25/16	20,000	20,601
SLM Corp.	6.000%	1/25/17	3,600	3,625
SLM Corp.	8.450%	6/15/18	5,000	5,423
SLM Corp.	8.000%	3/25/20	5,000	5,330
SLM Corp.	7.250%	1/25/22	4,000	4,058
6 USAA Capital Corp.	2.250%	12/13/16	4,060	4,137
Insurance (5.8%)
ACE INA Holdings Inc.	5.875%	6/15/14	14,614	16,143
ACE INA Holdings Inc.	5.600%	5/15/15	18,240	20,634
ACE INA Holdings Inc.	5.700%	2/15/17	3,000	3,524
ACE INA Holdings Inc.	5.800%	3/15/18	5,805	6,918
AEGON Funding Co. LLC	5.750%	12/15/20	3,800	4,018
Aetna Inc.	6.000%	6/15/16	2,970	3,474
Aetna Inc.	6.500%	9/15/18	31,818	39,687
Aetna Inc.	3.950%	9/1/20	12,000	12,676
Aflac Inc.	8.500%	5/15/19	9,940	12,530
Alleghany Corp.	5.625%	9/15/20	4,000	4,261
Allied World Assurance Co. Ltd.	7.500%	8/1/16	10,000	11,483
Allstate Corp.	7.450%	5/16/19	8,100	10,151
Allstate Life Global Funding Trusts	5.375%	4/30/13	13,895	14,685
Alterra Finance LLC	6.250%	9/30/20	8,000	8,468
American Financial Group Inc.	9.875%	6/15/19	10,000	12,216
American International Group Inc.	5.050%	10/1/15	16,712	17,138
American International Group Inc.	5.600%	10/18/16	5,000	5,213
American International Group Inc.	5.450%	5/18/17	5,000	5,131
American International Group Inc.	5.850%	1/16/18	13,000	13,576
American International Group Inc.	8.250%	8/15/18	15,000	17,211
American International Group Inc.	6.400%	12/15/20	5,000	5,461
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	5,000	5,211
Axis Capital Holdings Ltd.	5.750%	12/1/14	5,955	6,349
Axis Specialty Finance LLC	5.875%	6/1/20	9,990	10,479
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	27,100	30,345
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	9,000	9,941
Berkshire Hathaway Inc.	1.900%	1/31/17	8,260	8,386
Berkshire Hathaway Inc.	3.750%	8/15/21	6,000	6,348
Berkshire Hathaway Inc.	3.400%	1/31/22	5,000	5,109
Chubb Corp.	5.750%	5/15/18	5,933	7,170
4 Chubb Corp.	6.375%	3/29/67	14,900	15,161
CIGNA Corp.	4.500%	3/15/21	5,000	5,270
CIGNA Corp.	4.000%	2/15/22	10,000	10,255
CNA Financial Corp.	7.350%	11/15/19	4,000	4,574
CNA Financial Corp.	5.875%	8/15/20	3,000	3,182
Coventry Health Care Inc.	5.950%	3/15/17	4,000	4,539
Coventry Health Care Inc.	5.450%	6/15/21	5,000	5,560
Genworth Financial Inc.	7.700%	6/15/20	3,000	2,997
Genworth Global Funding Trusts	5.750%	5/15/13	5,250	5,373
Hartford Financial Services Group Inc.	4.625%	7/15/13	10,000	10,237
Hartford Financial Services Group Inc.	4.000%	3/30/15	3,400	3,467
Hartford Financial Services Group Inc.	6.300%	3/15/18	3,000	3,231
HCC Insurance Holdings Inc.	6.300%	11/15/19	7,500	8,460
6 Health Care Service Corp.	4.700%	1/15/21	2,015	2,192
Humana Inc.	7.200%	6/15/18	3,000	3,623
6 Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,716
Lincoln National Corp.	6.250%	2/15/20	5,000	5,604
4 Lincoln National Corp.	6.050%	4/20/67	7,290	6,415
Manulife Financial Corp.	4.900%	9/17/20	18,450	19,248
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	1	1
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	2,480	2,776
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,000	3,377

32

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	MassMutual Global Funding II	3.125%	4/14/16	9,800	10,270
	MetLife Inc.	6.750%	6/1/16	15,000	17,747
	MetLife Inc.	6.817%	8/15/18	9,615	11,663
	MetLife Inc.	7.717%	2/15/19	18,939	23,956
	MetLife Inc.	4.750%	2/8/21	15,000	16,630
6	Metropolitan Life Global Funding I	2.500%	9/29/15	8,170	8,375
6	Metropolitan Life Global Funding I	3.125%	1/11/16	9,000	9,354
6	Metropolitan Life Global Funding I	3.650%	6/14/18	3,225	3,387
5,6	Monumental Global Funding III	0.730%	1/25/13	10,000	9,894
6	New York Life Global Funding	3.000%	5/4/15	4,150	4,375
6	Pacific Life Global Funding	5.150%	4/15/13	11,404	11,923
6	Pacific LifeCorp	6.000%	2/10/20	3,000	3,270
	PartnerRe Finance B LLC	5.500%	6/1/20	17,700	18,364
6	Pricoa Global Funding I	5.450%	6/11/14	6,666	7,219
	Principal Financial Group Inc.	8.875%	5/15/19	11,195	14,212
6	Principal Life Global Funding I	5.250%	1/15/13	5,000	5,202
	Progressive Corp.	3.750%	8/23/21	9,750	10,485
4	Progressive Corp.	6.700%	6/15/67	16,500	16,995
	Protective Life Corp.	7.375%	10/15/19	7,000	7,794
	Prudential Financial Inc.	3.000%	5/12/16	8,000	8,217
	Prudential Financial Inc.	6.100%	6/15/17	6,200	7,021
	Prudential Financial Inc.	7.375%	6/15/19	7,000	8,572
	Prudential Financial Inc.	5.375%	6/21/20	2,000	2,210
	Prudential Financial Inc.	4.500%	11/15/20	3,000	3,157
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	12,615
6	TIAA Global Markets Inc.	4.950%	7/15/13	2,750	2,899
	Torchmark Corp.	9.250%	6/15/19	3,000	3,695
	Travelers Cos. Inc.	5.750%	12/15/17	20,206	24,342
	Travelers Cos. Inc.	5.800%	5/15/18	18,710	22,666
	UnitedHealth Group Inc.	4.875%	3/15/15	7,585	8,450
	UnitedHealth Group Inc.	5.375%	3/15/16	11,500	13,337
	UnitedHealth Group Inc.	6.000%	6/15/17	19,335	23,273
	UnitedHealth Group Inc.	6.000%	2/15/18	15,114	18,428
	UnitedHealth Group Inc.	4.700%	2/15/21	8,000	9,196
	UnitedHealth Group Inc.	3.375%	11/15/21	2,000	2,104
	WellPoint Inc.	6.000%	2/15/14	17,970	19,616
	WellPoint Inc.	5.250%	1/15/16	5,000	5,655
	WellPoint Inc.	5.875%	6/15/17	11,465	13,472
	WellPoint Inc.	7.000%	2/15/19	14,445	17,833
	WellPoint Inc.	4.350%	8/15/20	25,000	27,537
	Willis North America Inc.	6.200%	3/28/17	8,300	9,252
	Willis North America Inc.	7.000%	9/29/19	8,000	9,147
4,6	ZFS Finance USA Trust IV	5.875%	5/9/62	1,284	1,249
	Other Finance (0.0%)
6	Aviation Capital Group Corp.	6.750%	4/6/21	7,600	7,326

	Real Estate Investment Trusts (2.2%)
	Boston Properties LP	3.700%	11/15/18	4,000	4,216
	Boston Properties LP	4.125%	5/15/21	5,000	5,273
	Brandywine Operating Partnership LP	7.500%	5/15/15	10,000	11,005
	Brandywine Operating Partnership LP	5.700%	5/1/17	2,000	2,099
	Brandywine Operating Partnership LP	4.950%	4/15/18	5,000	5,031
	DDR Corp.	7.500%	4/1/17	1,750	1,978
	DDR Corp.	4.750%	4/15/18	3,000	2,992
	DDR Corp.	7.875%	9/1/20	5,000	5,930
	Digital Realty Trust LP	5.875%	2/1/20	12,000	12,953
	Digital Realty Trust LP	5.250%	3/15/21	5,000	5,204
	Duke Realty LP	7.375%	2/15/15	5,000	5,616
	Duke Realty LP	5.950%	2/15/17	5,000	5,529
	Duke Realty LP	6.500%	1/15/18	3,555	4,051
	ERP Operating LP	4.750%	7/15/20	5,345	5,752
	Federal Realty Investment Trust	5.900%	4/1/20	3,000	3,370
6	Goodman Funding Pty Ltd.	6.375%	11/12/20	3,000	3,139

33

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Goodman Funding Pty Ltd.	6.375%	4/15/21	4,000	4,164
HCP Inc.	3.750%	2/1/16	7,921	8,234
HCP Inc.	6.000%	1/30/17	10,000	11,204
HCP Inc.	5.375%	2/1/21	5,600	6,202
Health Care REIT Inc.	5.875%	5/15/15	5,725	6,186
Health Care REIT Inc.	4.700%	9/15/17	5,000	5,249
Health Care REIT Inc.	6.125%	4/15/20	5,000	5,489
Hospitality Properties Trust	7.875%	8/15/14	3,900	4,274
Hospitality Properties Trust	6.300%	6/15/16	5,000	5,330
Kilroy Realty LP	4.800%	7/15/18	9,500	9,695
Kilroy Realty LP	6.625%	6/1/20	7,470	8,185
Mack-Cali Realty LP	7.750%	8/15/19	4,000	4,896
ProLogis LP	6.625%	5/15/18	3,000	3,375
ProLogis LP	7.375%	10/30/19	4,175	4,841
Realty Income Corp.	5.750%	1/15/21	3,000	3,341
Regency Centers LP	4.950%	4/15/14	5,000	5,243
Simon Property Group LP	6.750%	5/15/14	15,000	16,580
Simon Property Group LP	5.100%	6/15/15	6,320	6,990
Simon Property Group LP	5.250%	12/1/16	13,500	15,250
Simon Property Group LP	5.875%	3/1/17	3,300	3,854
Simon Property Group LP	6.125%	5/30/18	11,369	13,669
Simon Property Group LP	10.350%	4/1/19	10,815	15,392
Simon Property Group LP	5.650%	2/1/20	26,200	30,831
Simon Property Group LP	4.375%	3/1/21	15,000	16,374
Simon Property Group LP	4.125%	12/1/21	9,000	9,670
UDR Inc.	4.250%	6/1/18	3,000	3,139
UDR Inc.	4.625%	1/10/22	2,000	2,099
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	7,000	7,077
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,000	3,092
6 WEA Finance LLC	7.125%	4/15/18	26,500	31,356
6 WEA Finance LLC / WT Finance Aust Pty Ltd.	5.750%	9/2/15	3,925	4,208
6 WEA Finance LLC / WT Finance Aust Pty Ltd.	6.750%	9/2/19	1,000	1,175
				4,962,495
Industrial (39.1%)
Basic Industry (3.6%)
Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,835
Air Products & Chemicals Inc.	2.000%	8/2/16	6,270	6,472
Air Products & Chemicals Inc.	4.375%	8/21/19	4,485	5,079
Air Products & Chemicals Inc.	3.000%	11/3/21	6,000	6,209
Alcoa Inc.	5.720%	2/23/19	9,500	10,138
Alcoa Inc.	6.150%	8/15/20	10,000	10,904
Alcoa Inc.	5.400%	4/15/21	2,000	2,098
Alcoa Inc.	5.870%	2/23/22	1,100	1,171
6 Anglo American Capital plc	4.450%	9/27/20	4,000	4,117
AngloGold Ashanti Holdings plc	5.375%	4/15/20	7,000	7,249
ArcelorMittal	9.000%	2/15/15	1,410	1,617
ArcelorMittal	6.125%	6/1/18	18,000	18,717
ArcelorMittal	9.850%	6/1/19	14,000	16,515
ArcelorMittal	5.250%	8/5/20	3,250	3,175
ArcelorMittal USA LLC	6.500%	4/15/14	790	845
Barrick Gold Corp.	2.900%	5/30/16	12,020	12,527
Barrick North America Finance LLC	4.400%	5/30/21	5,000	5,504
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	4,000	4,523
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	7,968	9,378
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	14,075	17,783
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	20,340	21,380
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,697
6 Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	3,955
Cliffs Natural Resources Inc.	4.875%	4/1/21	6,000	6,202
Dow Chemical Co.	5.700%	5/15/18	2,000	2,334
Dow Chemical Co.	4.250%	11/15/20	7,205	7,693
Dow Chemical Co.	4.125%	11/15/21	20,000	20,953
Ecolab Inc.	3.000%	12/8/16	5,740	6,080

34

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ecolab Inc.	4.350%	12/8/21	6,000	6,625
EI du Pont de Nemours & Co.	6.000%	7/15/18	33,480	41,913
EI du Pont de Nemours & Co.	4.625%	1/15/20	12,618	14,845
EI du Pont de Nemours & Co.	3.625%	1/15/21	16,000	17,742
FMC Corp.	3.950%	2/1/22	5,000	5,212
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	26,000	27,365
6 Gold Fields Orogen Holding BVI Ltd.	4.875%	10/7/20	10,000	9,329
6 GTL Trade Finance Inc.	7.250%	10/20/17	3,000	3,306
International Paper Co.	7.950%	6/15/18	12,939	16,198
International Paper Co.	9.375%	5/15/19	7,000	9,204
Lubrizol Corp.	8.875%	2/1/19	4,000	5,533
Monsanto Co.	2.750%	4/15/16	3,660	3,887
Mosaic Co.	3.750%	11/15/21	2,000	2,093
6 POSCO	4.250%	10/28/20	10,000	9,685
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	7,500	8,095
Praxair Inc.	4.375%	3/31/14	2,115	2,280
Praxair Inc.	4.625%	3/30/15	5,550	6,185
Praxair Inc.	4.500%	8/15/19	3,000	3,431
Praxair Inc.	3.000%	9/1/21	16,150	16,829
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	6,650	6,878
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	13,471	16,890
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	13,000	18,071
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	35,000	36,767
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	18,000	19,718
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	6,500	6,965
Rohm & Haas Co.	6.000%	9/15/17	6,000	6,914
Teck Resources Ltd.	10.250%	5/15/16	10,000	11,500
Teck Resources Ltd.	4.500%	1/15/21	2,000	2,146
Vale Overseas Ltd.	5.625%	9/15/19	18,000	20,124
Vale Overseas Ltd.	4.625%	9/15/20	5,000	5,299
Vale Overseas Ltd.	4.375%	1/11/22	3,000	3,088
6 Xstrata Finance Canada Ltd.	4.950%	11/15/21	5,000	5,342
Capital Goods (4.5%)
3M Co.	1.375%	9/29/16	1,640	1,671
6 ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,309
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,306
Allied Waste North America Inc.	6.875%	6/1/17	12,675	13,372
Boeing Capital Corp.	2.125%	8/15/16	3,000	3,121
Boeing Capital Corp.	2.900%	8/15/18	6,907	7,369
Boeing Capital Corp.	4.700%	10/27/19	7,893	9,232
Boeing Co.	3.750%	11/20/16	3,300	3,665
Boeing Co.	4.875%	2/15/20	14,000	16,774
Caterpillar Financial Services Corp.	6.125%	2/17/14	9,390	10,386
Caterpillar Financial Services Corp.	4.750%	2/17/15	5,000	5,538
Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	2,329
Caterpillar Financial Services Corp.	2.050%	8/1/16	9,500	9,839
Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	2,422
Caterpillar Financial Services Corp.	5.450%	4/15/18	6,906	8,187
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,000	18,161
Caterpillar Inc.	7.900%	12/15/18	10,215	13,961
Caterpillar Inc.	3.900%	5/27/21	12,000	13,384
Cooper US Inc.	5.450%	4/1/15	6,000	6,704
Cooper US Inc.	6.100%	7/1/17	3,500	4,132
Crane Co.	5.500%	9/15/13	5,000	5,300
CRH America Inc.	6.000%	9/30/16	10,725	11,756
Danaher Corp.	3.900%	6/23/21	15,000	16,796
Deere & Co.	4.375%	10/16/19	11,850	13,627
Dover Corp.	4.300%	3/1/21	5,000	5,730
Eaton Corp.	6.950%	3/20/19	7,110	9,082
Embraer Overseas Ltd.	6.375%	1/24/17	4,000	4,360
Embraer Overseas Ltd.	6.375%	1/15/20	10,000	10,910
Emerson Electric Co.	5.250%	10/15/18	5,000	5,948
Emerson Electric Co.	4.875%	10/15/19	4,000	4,719

35

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Emerson Electric Co.	4.250%	11/15/20	5,000	5,588
General Dynamics Corp.	5.250%	2/1/14	1,150	1,256
General Dynamics Corp.	2.250%	7/15/16	4,700	4,907
General Dynamics Corp.	3.875%	7/15/21	12,000	13,334
General Electric Co.	5.250%	12/6/17	70,800	82,741
Goodrich Corp.	3.600%	2/1/21	15,955	16,777
Harsco Corp.	5.750%	5/15/18	12,000	13,883
Honeywell International Inc.	5.300%	3/1/18	14,772	17,502
Honeywell International Inc.	4.250%	3/1/21	13,500	15,581
Illinois Tool Works Inc.	6.250%	4/1/19	9,950	12,299
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	4,194	4,884
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	7,000	8,607
John Deere Capital Corp.	1.850%	9/15/16	2,545	2,598
John Deere Capital Corp.	2.000%	1/13/17	9,500	9,803
John Deere Capital Corp.	5.350%	4/3/18	14,000	16,636
John Deere Capital Corp.	5.750%	9/10/18	13,000	15,928
John Deere Capital Corp.	3.900%	7/12/21	7,180	7,993
John Deere Capital Corp.	3.150%	10/15/21	8,050	8,467
L-3 Communications Corp.	6.375%	10/15/15	250	256
L-3 Communications Corp.	5.200%	10/15/19	10,000	10,751
Lockheed Martin Corp.	7.650%	5/1/16	5,000	6,125
Lockheed Martin Corp.	4.250%	11/15/19	9,000	9,780
Lockheed Martin Corp.	3.350%	9/15/21	10,000	10,212
Masco Corp.	5.875%	7/15/12	5,560	5,657
Owens Corning	6.500%	12/1/16	10,360	11,472
Owens Corning	9.000%	6/15/19	7,000	8,418
Raytheon Co.	6.400%	12/15/18	5,725	7,117
Raytheon Co.	3.125%	10/15/20	17,000	17,618
Republic Services Inc.	5.500%	9/15/19	7,400	8,546
Republic Services Inc.	5.250%	11/15/21	4,000	4,603
Rockwell Automation Inc.	5.650%	12/1/17	5,000	5,893
Roper Industries Inc.	6.250%	9/1/19	2,700	3,211
Tyco International Finance SA	6.000%	11/15/13	11,000	11,875
Tyco International Finance SA	3.750%	1/15/18	29,375	31,630
United Technologies Corp.	5.375%	12/15/17	16,805	20,187
United Technologies Corp.	6.125%	2/1/19	5,500	6,815
United Technologies Corp.	4.500%	4/15/20	18,500	21,296
Waste Management Inc.	2.600%	9/1/16	6,570	6,750
Waste Management Inc.	7.375%	3/11/19	4,250	5,368
Communication (6.1%)
America Movil SAB de CV	5.500%	3/1/14	4,000	4,343
America Movil SAB de CV	5.750%	1/15/15	30,955	34,468
America Movil SAB de CV	2.375%	9/8/16	7,850	7,977
America Movil SAB de CV	5.625%	11/15/17	14,424	16,843
America Movil SAB de CV	5.000%	10/16/19	19,000	21,407
America Movil SAB de CV	5.000%	3/30/20	14,500	16,397
American Tower Corp.	4.625%	4/1/15	3,000	3,142
American Tower Corp.	4.500%	1/15/18	10,000	10,219
AT&T Inc.	2.950%	5/15/16	26,000	27,580
AT&T Inc.	5.625%	6/15/16	11,000	12,819
AT&T Inc.	2.400%	8/15/16	8,000	8,296
AT&T Inc.	5.500%	2/1/18	39,425	46,888
AT&T Inc.	5.600%	5/15/18	18,589	22,193
AT&T Inc.	5.800%	2/15/19	3,500	4,247
AT&T Inc.	4.450%	5/15/21	15,000	16,784
AT&T Inc.	3.875%	8/15/21	14,350	15,392
6 British Sky Broadcasting Group plc	9.500%	11/15/18	4,000	5,321
British Telecommunications plc	5.950%	1/15/18	4,465	5,066
CBS Corp.	4.625%	5/15/18	2,750	2,991
CBS Corp.	8.875%	5/15/19	6,458	8,495
CBS Corp.	4.300%	2/15/21	3,000	3,179
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	8,800	9,612
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	20,000	27,944

36

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CenturyLink Inc.	6.000%	4/1/17	7,000	7,360
CenturyLink Inc.	6.450%	6/15/21	8,000	8,434
Comcast Cable Communications LLC	8.875%	5/1/17	3,400	4,437
Comcast Corp.	5.850%	11/15/15	3,450	3,966
Comcast Corp.	4.950%	6/15/16	2,251	2,546
Comcast Corp.	6.300%	11/15/17	26,480	31,944
Comcast Corp.	5.700%	5/15/18	5,000	5,883
Comcast Corp.	5.150%	3/1/20	5,700	6,620
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	7.625%	5/15/16	12,000	12,630
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	18,000	20,663
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	5,000	5,520
Discovery Communications LLC	5.050%	6/1/20	5,000	5,615
Discovery Communications LLC	4.375%	6/15/21	5,000	5,370
Embarq Corp.	7.082%	6/1/16	15,225	17,020
France Telecom SA	2.125%	9/16/15	5,000	5,076
France Telecom SA	5.375%	7/8/19	24,000	26,849
France Telecom SA	4.125%	9/14/21	21,462	22,311
NBCUniversal Media LLC	5.150%	4/30/20	18,950	21,765
NBCUniversal Media LLC	4.375%	4/1/21	8,000	8,745
News America Inc.	6.900%	3/1/19	7,000	8,592
News America Inc.	4.500%	2/15/21	13,000	14,132
Omnicom Group Inc.	5.900%	4/15/16	7,383	8,422
Omnicom Group Inc.	4.450%	8/15/20	4,000	4,247
Qwest Corp.	7.625%	6/15/15	770	860
Qwest Corp.	8.375%	5/1/16	9,525	11,103
Reed Elsevier Capital Inc.	8.625%	1/15/19	4,000	4,977
Telecom Italia Capital SA	5.250%	10/1/15	14,000	13,588
Telecom Italia Capital SA	7.175%	6/18/19	6,000	6,092
Telefonica Emisiones SAU	4.949%	1/15/15	8,140	8,399
Telefonica Emisiones SAU	3.729%	4/27/15	8,848	8,779
Telefonica Emisiones SAU	6.221%	7/3/17	10,662	11,439
Telefonica Emisiones SAU	5.877%	7/15/19	9,185	9,511
Telefonica Emisiones SAU	5.134%	4/27/20	8,000	7,915
Telefonica Emisiones SAU	5.462%	2/16/21	6,800	6,761
6 Telemar Norte Leste SA	5.500%	10/23/20	6,500	6,504
Thomson Reuters Corp.	6.500%	7/15/18	10,685	13,159
Thomson Reuters Corp.	4.700%	10/15/19	13,835	15,417
Time Warner Cable Inc.	8.250%	2/14/14	5,000	5,675
Time Warner Cable Inc.	5.850%	5/1/17	7,000	8,145
Time Warner Cable Inc.	6.750%	7/1/18	13,000	15,756
Time Warner Cable Inc.	8.250%	4/1/19	12,000	15,464
Time Warner Cable Inc.	5.000%	2/1/20	8,363	9,297
Time Warner Cable Inc.	4.000%	9/1/21	4,000	4,164
Verizon Communications Inc.	2.000%	11/1/16	7,300	7,460
Verizon Communications Inc.	5.500%	4/1/17	3,000	3,536
Verizon Communications Inc.	5.500%	2/15/18	11,025	13,145
Verizon Communications Inc.	6.100%	4/15/18	20,590	25,219
Verizon Communications Inc.	8.750%	11/1/18	20,993	29,246
Verizon Communications Inc.	6.350%	4/1/19	21,606	26,926
Verizon Communications Inc.	4.600%	4/1/21	23,000	25,999
Verizon Communications Inc.	3.500%	11/1/21	28,000	29,335
Vodafone Group plc	5.750%	3/15/16	7,190	8,396
Vodafone Group plc	5.625%	2/27/17	29,000	34,347
Vodafone Group plc	5.450%	6/10/19	8,000	9,574
Vodafone Group plc	4.375%	3/16/21	5,000	5,611
WPP Finance UK	8.000%	9/15/14	6,000	6,894
Consumer Cyclical (4.1%)
6 American Honda Finance Corp.	3.500%	3/16/15	7,390	7,809
6 American Honda Finance Corp.	2.500%	9/21/15	3,780	3,888
6 American Honda Finance Corp.	3.875%	9/21/20	3,640	3,809
CVS Caremark Corp.	5.750%	6/1/17	5,000	5,921
CVS Caremark Corp.	6.600%	3/15/19	8,000	9,894
CVS Caremark Corp.	4.750%	5/18/20	5,000	5,644

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,6	CVS Pass-Through Trust	6.117%	1/10/13	4,853	4,998
	Darden Restaurants Inc.	6.200%	10/15/17	15,000	17,301
	eBay Inc.	1.625%	10/15/15	8,000	8,167
	eBay Inc.	3.250%	10/15/20	3,500	3,582
	Expedia Inc.	5.950%	8/15/20	15,450	15,673
	Ford Motor Credit Co. LLC	7.000%	4/15/15	6,580	7,238
	Ford Motor Credit Co. LLC	5.625%	9/15/15	1,440	1,534
	Ford Motor Credit Co. LLC	5.000%	5/15/18	5,400	5,602
	Ford Motor Credit Co. LLC	5.750%	2/1/21	6,500	7,069
6	Harley-Davidson Funding Corp.	5.250%	12/15/12	300	308
6	Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	14,153
	Historic TW Inc.	6.875%	6/15/18	5,000	6,105
	Home Depot Inc.	5.400%	3/1/16	14,000	16,345
	Home Depot Inc.	3.950%	9/15/20	5,000	5,582
	Home Depot Inc.	4.400%	4/1/21	15,905	18,234
6	Hyundai Capital America	3.750%	4/6/16	1,740	1,743
6	Hyundai Capital Services Inc.	6.000%	5/5/15	3,000	3,196
6	Hyundai Capital Services Inc.	4.375%	7/27/16	2,160	2,212
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	4,260	2,002
6	Kia Motors Corp.	3.625%	6/14/16	3,200	3,190
	Kohl's Corp.	4.000%	11/1/21	7,000	7,273
	Lowe's Cos. Inc.	4.625%	4/15/20	8,000	9,035
	Lowe's Cos. Inc.	3.800%	11/15/21	8,000	8,593
	Macy's Retail Holdings Inc.	5.900%	12/1/16	20,745	23,994
	Macy's Retail Holdings Inc.	3.875%	1/15/22	6,000	6,155
	McDonald's Corp.	5.350%	3/1/18	10,000	12,111
	McDonald's Corp.	2.625%	1/15/22	8,000	8,149
6	Nissan Motor Acceptance Corp.	4.500%	1/30/15	9,300	9,836
	Nordstrom Inc.	6.250%	1/15/18	7,866	9,497
	Nordstrom Inc.	4.750%	5/1/20	15,000	16,970
	Nordstrom Inc.	4.000%	10/15/21	3,500	3,810
6	RCI Banque SA	4.600%	4/12/16	16,000	15,362
	Target Corp.	6.000%	1/15/18	8,200	10,114
	Target Corp.	3.875%	7/15/20	12,500	13,778
	Target Corp.	2.900%	1/15/22	16,000	16,202
	Time Warner Inc.	4.875%	3/15/20	5,000	5,604
	Time Warner Inc.	4.750%	3/29/21	6,500	7,216
	Time Warner Inc.	4.000%	1/15/22	5,000	5,280
	TJX Cos. Inc.	6.950%	4/15/19	15,663	19,765
	Toyota Motor Credit Corp.	3.200%	6/17/15	1,000	1,065
	Toyota Motor Credit Corp.	2.800%	1/11/16	11,000	11,553
	Toyota Motor Credit Corp.	2.000%	9/15/16	9,000	9,179
	Toyota Motor Credit Corp.	2.050%	1/12/17	3,000	3,049
	Toyota Motor Credit Corp.	4.500%	6/17/20	21,500	23,882
	Toyota Motor Credit Corp.	3.400%	9/15/21	10,000	10,346
	Toyota Motor Credit Corp.	3.300%	1/12/22	16,000	16,281
	VF Corp.	3.500%	9/1/21	7,000	7,353
	Viacom Inc.	2.500%	12/15/16	4,320	4,426
	Viacom Inc.	3.875%	12/15/21	5,000	5,256
6	Volkswagen International Finance NV	2.875%	4/1/16	3,000	3,082
6	Volkswagen International Finance NV	4.000%	8/12/20	7,500	7,778
6	Volvo Treasury AB	5.950%	4/1/15	17,540	18,766
	Wal-Mart Stores Inc.	2.800%	4/15/16	5,600	6,045
	Wal-Mart Stores Inc.	3.625%	7/8/20	32,050	35,278
	Wal-Mart Stores Inc.	3.250%	10/25/20	36,460	39,054
	Wal-Mart Stores Inc.	4.250%	4/15/21	20,250	23,283
	Walt Disney Co.	5.625%	9/15/16	5,000	5,988
	Walt Disney Co.	6.000%	7/17/17	3,000	3,662
	Walt Disney Co.	2.750%	8/16/21	11,500	11,818
6	Wesfarmers Ltd.	2.983%	5/18/16	2,640	2,683
	Western Union Co.	6.500%	2/26/14	7,400	8,099
	Western Union Co.	5.930%	10/1/16	11,825	13,780

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumer Noncyclical (10.7%)
Abbott Laboratories	5.875%	5/15/16	5,000	5,936
Abbott Laboratories	5.600%	11/30/17	16,000	19,525
Abbott Laboratories	5.125%	4/1/19	38,360	45,773
Allergan Inc.	5.750%	4/1/16	12,000	14,033
Allergan Inc.	3.375%	9/15/20	9,000	9,504
Altria Group Inc.	9.700%	11/10/18	27,276	37,426
Altria Group Inc.	9.250%	8/6/19	10,000	13,607
Altria Group Inc.	4.750%	5/5/21	10,000	11,061
AmerisourceBergen Corp.	5.875%	9/15/15	3,000	3,418
AmerisourceBergen Corp.	4.875%	11/15/19	6,270	7,149
AmerisourceBergen Corp.	3.500%	11/15/21	5,000	5,278
Amgen Inc.	5.850%	6/1/17	10,460	12,323
Amgen Inc.	6.150%	6/1/18	5,000	5,955
Amgen Inc.	5.700%	2/1/19	8,080	9,362
Amgen Inc.	3.450%	10/1/20	8,750	8,985
Amgen Inc.	4.100%	6/15/21	6,760	7,151
Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,375	6,382
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,480	7,666
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,566
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,100	6,842
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	28,570	37,479
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	18,514	23,543
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	37,085	43,925
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	17,000	19,758
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	5,000	5,636
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,388	7,614
Archer-Daniels-Midland Co.	4.479%	3/1/21	12,500	14,417
6 Aristotle Holding Inc.	3.500%	11/15/16	4,880	5,014
6 Aristotle Holding Inc.	4.750%	11/15/21	2,000	2,121
AstraZeneca plc	5.900%	9/15/17	22,060	26,936
Avon Products Inc.	5.625%	3/1/14	6,125	6,547
6 BAT International Finance plc	9.500%	11/15/18	4,000	5,395
Baxter International Inc.	5.900%	9/1/16	7,000	8,381
Baxter International Inc.	5.375%	6/1/18	10,100	11,951
Baxter International Inc.	4.500%	8/15/19	2,000	2,274
Baxter International Inc.	4.250%	3/15/20	3,000	3,378
Becton Dickinson and Co.	5.000%	5/15/19	4,700	5,480
Becton Dickinson and Co.	3.250%	11/12/20	9,704	10,209
Becton Dickinson and Co.	3.125%	11/8/21	15,025	15,604
Biogen Idec Inc.	6.875%	3/1/18	5,000	6,137
Boston Scientific Corp.	4.500%	1/15/15	9,300	9,908
Boston Scientific Corp.	6.000%	1/15/20	11,500	13,016
Bottling Group LLC	6.950%	3/15/14	3,813	4,308
Bottling Group LLC	5.125%	1/15/19	19,925	23,614
Bunge Ltd. Finance Corp.	4.100%	3/15/16	2,800	2,910
Bunge Ltd. Finance Corp.	8.500%	6/15/19	10,000	12,312
Campbell Soup Co.	3.050%	7/15/17	6,250	6,728
Campbell Soup Co.	4.500%	2/15/19	3,000	3,409
Clorox Co.	3.800%	11/15/21	5,000	5,189
6 Coca-Cola Amatil Ltd.	3.250%	11/2/14	1,090	1,139
Coca-Cola Co.	4.875%	3/15/19	9,200	10,884
Coca-Cola Co.	3.150%	11/15/20	16,950	18,140
Coca-Cola Co.	3.300%	9/1/21	21,100	22,841
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,537
Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	17,597	19,957
Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	4,500	4,919
Colgate-Palmolive Co.	3.150%	8/5/15	2,000	2,162
Covidien International Finance SA	6.000%	10/15/17	14,306	17,177
Covidien International Finance SA	4.200%	6/15/20	5,000	5,541
CR Bard Inc.	4.400%	1/15/21	13,000	14,676
DENTSPLY International Inc.	4.125%	8/15/21	10,000	10,467
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	5,000	5,043

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eli Lilly & Co.	4.200%	3/6/14	11,850	12,744
Express Scripts Inc.	3.125%	5/15/16	7,650	7,928
Express Scripts Inc.	7.250%	6/15/19	3,000	3,639
6 Foster's Finance Corp.	4.875%	10/1/14	4,000	4,318
Genentech Inc.	4.750%	7/15/15	16,150	18,112
General Mills Inc.	5.650%	2/15/19	3,000	3,599
General Mills Inc.	3.150%	12/15/21	8,000	8,154
Genzyme Corp.	5.000%	6/15/20	15,349	18,110
Gilead Sciences Inc.	3.050%	12/1/16	6,610	6,962
Gilead Sciences Inc.	4.400%	12/1/21	8,000	8,633
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	24,400	29,956
Hasbro Inc.	6.300%	9/15/17	5,000	5,766
Hershey Co.	4.850%	8/15/15	5,000	5,589
Hershey Co.	4.125%	12/1/20	4,125	4,645
Hormel Foods Corp.	4.125%	4/15/21	3,350	3,756
Johnson & Johnson	2.950%	9/1/20	5,850	6,289
Kellogg Co.	4.450%	5/30/16	7,000	7,827
Kellogg Co.	4.150%	11/15/19	12,000	13,044
Kimberly-Clark Corp.	6.125%	8/1/17	8,449	10,437
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	13,304
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,611
Koninklijke Philips Electronics NV	5.750%	3/11/18	12,000	13,908
Kraft Foods Inc.	4.125%	2/9/16	10,000	10,885
Kraft Foods Inc.	5.375%	2/10/20	35,000	40,795
Kroger Co.	2.200%	1/15/17	2,920	2,954
Kroger Co.	6.800%	12/15/18	6,100	7,623
Lorillard Tobacco Co.	3.500%	8/4/16	3,100	3,187
Lorillard Tobacco Co.	8.125%	6/23/19	6,000	7,273
McCormick & Co. Inc.	3.900%	7/15/21	5,000	5,457
McKesson Corp.	6.500%	2/15/14	7,100	7,859
McKesson Corp.	5.700%	3/1/17	4,400	5,175
McKesson Corp.	7.500%	2/15/19	3,100	4,014
McKesson Corp.	4.750%	3/1/21	8,420	9,696
Medco Health Solutions Inc.	7.125%	3/15/18	15,185	17,934
Medtronic Inc.	4.450%	3/15/20	10,000	11,429
Merck & Co. Inc.	4.750%	3/1/15	6,000	6,694
Merck & Co. Inc.	4.000%	6/30/15	2,100	2,330
Merck & Co. Inc.	6.000%	9/15/17	10,000	12,568
Merck & Co. Inc.	5.000%	6/30/19	10,000	12,061
Merck & Co. Inc.	3.875%	1/15/21	20,500	23,234
Nabisco Inc.	7.550%	6/15/15	15,000	17,849
Novartis Capital Corp.	4.400%	4/24/20	15,000	17,356
Novartis Securities Investment Ltd.	5.125%	2/10/19	39,794	47,345
PepsiAmericas Inc.	4.375%	2/15/14	12,500	13,435
PepsiCo Inc.	5.000%	6/1/18	16,500	19,568
PepsiCo Inc.	7.900%	11/1/18	14,000	19,101
PepsiCo Inc.	4.500%	1/15/20	7,500	8,685
PepsiCo Inc.	3.125%	11/1/20	22,000	23,262
PerkinElmer Inc.	5.000%	11/15/21	8,000	8,427
Pfizer Inc.	5.350%	3/15/15	8,000	9,129
Pfizer Inc.	4.650%	3/1/18	6,000	6,868
Pfizer Inc.	6.200%	3/15/19	36,000	45,481
Philip Morris International Inc.	6.875%	3/17/14	2,750	3,112
Philip Morris International Inc.	2.500%	5/16/16	7,250	7,577
Philip Morris International Inc.	5.650%	5/16/18	36,555	44,277
Philip Morris International Inc.	4.500%	3/26/20	6,750	7,700
Philip Morris International Inc.	2.900%	11/15/21	10,500	10,685
Procter & Gamble Co.	3.500%	2/15/15	4,400	4,775
Procter & Gamble Co.	1.450%	8/15/16	13,500	13,750
Procter & Gamble Co.	4.700%	2/15/19	11,000	13,144
Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,184
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,392
Reynolds American Inc.	7.625%	6/1/16	16,655	20,028
Reynolds American Inc.	6.750%	6/15/17	10,000	11,678

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Roche Holdings Inc.	6.000%	3/1/19	13,500	16,632
Safeway Inc.	6.350%	8/15/17	3,000	3,443
Safeway Inc.	4.750%	12/1/21	7,000	7,265
Sanofi	2.625%	3/29/16	14,860	15,691
Sanofi	4.000%	3/29/21	20,500	22,960
St. Jude Medical Inc.	2.500%	1/15/16	10,000	10,409
St. Jude Medical Inc.	4.875%	7/15/19	10,000	11,551
Stryker Corp.	4.375%	1/15/20	10,000	11,311
Sysco Corp.	5.250%	2/12/18	12,000	14,166
6 Tesco plc	5.500%	11/15/17	7,000	8,132
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	3,100	3,209
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	12,250	12,926
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	12,000	12,695
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	10,250	10,816
Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,490
Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,951
Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	5,003
Thermo Fisher Scientific Inc.	4.500%	3/1/21	10,500	11,883
Thermo Fisher Scientific Inc.	3.600%	8/15/21	12,900	13,754
Unilever Capital Corp.	3.650%	2/15/14	6,500	6,912
Whirlpool Corp.	8.600%	5/1/14	5,000	5,611
Wyeth	5.500%	2/15/16	5,000	5,846
Wyeth	5.450%	4/1/17	8,080	9,641
Energy (4.7%)
Anadarko Petroleum Corp.	5.950%	9/15/16	20,500	23,536
Anadarko Petroleum Corp.	6.375%	9/15/17	17,000	20,108
Anadarko Petroleum Corp.	6.950%	6/15/19	2,000	2,427
Apache Corp.	5.625%	1/15/17	4,000	4,750
Apache Corp.	6.900%	9/15/18	3,000	3,834
Apache Corp.	3.625%	2/1/21	6,000	6,509
Baker Hughes Inc.	7.500%	11/15/18	11,845	15,833
6 Baker Hughes Inc.	3.200%	8/15/21	5,000	5,169
BP Capital Markets plc	3.875%	3/10/15	10,000	10,832
BP Capital Markets plc	3.200%	3/11/16	19,500	20,750
BP Capital Markets plc	4.750%	3/10/19	22,850	25,932
BP Capital Markets plc	4.500%	10/1/20	27,000	30,235
BP Capital Markets plc	4.742%	3/11/21	9,427	10,854
BP Capital Markets plc	3.561%	11/1/21	18,000	19,013
Canadian Natural Resources Ltd.	5.700%	5/15/17	8,190	9,802
Canadian Natural Resources Ltd.	3.450%	11/15/21	4,000	4,223
Chevron Corp.	4.950%	3/3/19	6,400	7,700
ConocoPhillips	5.200%	5/15/18	5,815	6,878
ConocoPhillips	5.750%	2/1/19	43,935	53,984
ConocoPhillips	6.000%	1/15/20	5,000	6,298
Devon Energy Corp.	6.300%	1/15/19	5,000	6,189
Encana Corp.	3.900%	11/15/21	5,000	4,895
6 ENI SPA	4.150%	10/1/20	2,560	2,570
Ensco plc	4.700%	3/15/21	10,000	10,693
EOG Resources Inc.	2.500%	2/1/16	11,153	11,614
EOG Resources Inc.	5.875%	9/15/17	3,000	3,604
EOG Resources Inc.	5.625%	6/1/19	8,050	9,609
EOG Resources Inc.	4.400%	6/1/20	12,000	13,423
EOG Resources Inc.	4.100%	2/1/21	8,000	8,799
6 GS Caltex Corp.	5.500%	8/25/14	4,000	4,213
6 GS Caltex Corp.	5.500%	10/15/15	6,000	6,372
Halliburton Co.	6.150%	9/15/19	19,631	24,123
Halliburton Co.	3.250%	11/15/21	5,600	5,822
Hess Corp.	8.125%	2/15/19	5,075	6,585
Marathon Oil Corp.	6.000%	10/1/17	7,213	8,512
Marathon Petroleum Corp.	5.125%	3/1/21	3,500	3,717
6 Motiva Enterprises LLC	5.750%	1/15/20	5,000	5,834
Nabors Industries Inc.	6.150%	2/15/18	3,000	3,397

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nabors Industries Inc.	9.250%	1/15/19	5,900	7,454
	Nexen Inc.	6.200%	7/30/19	2,000	2,361
	Noble Corp.	5.875%	6/1/13	3,000	3,172
	Noble Energy Inc.	4.150%	12/15/21	10,000	10,408
	Noble Holding International Ltd.	4.900%	8/1/20	5,000	5,357
	Occidental Petroleum Corp.	4.125%	6/1/16	8,559	9,669
	Occidental Petroleum Corp.	1.750%	2/15/17	7,500	7,645
	Occidental Petroleum Corp.	4.100%	2/1/21	23,525	26,311
4,6	Odebrecht Drilling Norbe VIII/IX Ltd.	6.350%	6/30/21	6,860	7,146
	Petro-Canada	6.050%	5/15/18	4,000	4,813
	Pride International Inc.	6.875%	8/15/20	14,178	17,014
6	Schlumberger Oilfield UK plc	4.200%	1/15/21	9,000	10,034
	Shell International Finance BV	5.200%	3/22/17	15,200	18,027
	Shell International Finance BV	4.300%	9/22/19	21,000	24,495
	Shell International Finance BV	4.375%	3/25/20	25,000	29,455
	Suncor Energy Inc.	6.100%	6/1/18	5,000	6,054
	Talisman Energy Inc.	7.750%	6/1/19	3,000	3,742
	Talisman Energy Inc.	3.750%	2/1/21	8,300	8,393
	Total Capital SA	3.000%	6/24/15	17,000	18,138
	Total Capital SA	2.300%	3/15/16	10,000	10,399
	Total Capital SA	4.450%	6/24/20	23,889	27,021
	Total Capital SA	4.125%	1/28/21	4,860	5,351
	Transocean Inc.	5.050%	12/15/16	8,525	9,119
	Transocean Inc.	6.000%	3/15/18	20,000	21,587
	Transocean Inc.	6.500%	11/15/20	4,000	4,430
	Valero Energy Corp.	9.375%	3/15/19	9,200	11,779
	Valero Energy Corp.	6.125%	2/1/20	3,000	3,412
	Weatherford International Inc.	6.350%	6/15/17	3,000	3,426
	Weatherford International Ltd.	6.000%	3/15/18	10,000	11,389
	Weatherford International Ltd.	9.625%	3/1/19	3,750	5,041
	Weatherford International Ltd.	5.125%	9/15/20	5,000	5,439
6	Woodside Finance Ltd.	4.600%	5/10/21	2,000	2,070
	Other Industrial (0.2%)
6	Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	10,000	12,216
6	Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	20,000	21,272
	Technology (3.8%)
	Agilent Technologies Inc.	5.000%	7/15/20	3,000	3,387
	Applied Materials Inc.	4.300%	6/15/21	10,000	11,069
	Broadcom Corp.	2.700%	11/1/18	5,000	5,146
	Cisco Systems Inc.	5.500%	2/22/16	15,311	17,960
	Cisco Systems Inc.	4.950%	2/15/19	26,800	31,495
	Cisco Systems Inc.	4.450%	1/15/20	33,000	38,301
	Corning Inc.	6.625%	5/15/19	2,000	2,443
	Dell Inc.	5.650%	4/15/18	11,750	13,826
	Dell Inc.	5.875%	6/15/19	3,250	3,881
	Dell Inc.	4.625%	4/1/21	5,000	5,535
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	10,251
	Equifax Inc.	6.300%	7/1/17	5,000	5,663
	Fiserv Inc.	6.800%	11/20/17	5,000	5,907
	Google Inc.	2.125%	5/19/16	1,300	1,365
	Google Inc.	3.625%	5/19/21	12,850	14,274
	Hewlett-Packard Co.	3.000%	9/15/16	12,000	12,392
	Hewlett-Packard Co.	5.400%	3/1/17	2,500	2,814
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	7,974
	Hewlett-Packard Co.	3.750%	12/1/20	35,000	35,542
	Hewlett-Packard Co.	4.300%	6/1/21	13,000	13,554
	Hewlett-Packard Co.	4.375%	9/15/21	15,000	15,758
	Hewlett-Packard Co.	4.650%	12/9/21	27,000	28,953
	Intel Corp.	3.300%	10/1/21	33,000	34,980
	International Business Machines Corp.	1.950%	7/22/16	15,550	16,069
	International Business Machines Corp.	5.700%	9/14/17	25,601	31,245
	International Business Machines Corp.	7.625%	10/15/18	22,500	30,702
	International Business Machines Corp.	2.900%	11/1/21	8,000	8,308

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lexmark International Inc.	6.650%	6/1/18	17,000	19,211
	Microsoft Corp.	1.625%	9/25/15	25,000	25,961
	Microsoft Corp.	4.200%	6/1/19	3,800	4,403
	Microsoft Corp.	3.000%	10/1/20	4,000	4,319
	Microsoft Corp.	4.000%	2/8/21	14,000	16,058
	Nokia Oyj	5.375%	5/15/19	16,185	16,458
	Oracle Corp.	5.750%	4/15/18	28,410	34,851
	Oracle Corp.	5.000%	7/8/19	24,000	28,522
	Oracle Corp.	3.875%	7/15/20	18,000	20,029
	Pitney Bowes Inc.	5.750%	9/15/17	7,707	8,339
	Pitney Bowes Inc.	6.250%	3/15/19	5,000	5,444
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,530
	Xerox Corp.	6.350%	5/15/18	5,000	5,757
	Xerox Corp.	5.625%	12/15/19	8,000	8,760
	Xerox Corp.	4.500%	5/15/21	4,000	4,099
	Transportation (1.4%)
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,788
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,000	3,169
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	4,000	4,169
	Canadian National Railway Co.	5.800%	6/1/16	4,000	4,698
	Canadian National Railway Co.	5.550%	5/15/18	5,275	6,313
	Canadian National Railway Co.	5.550%	3/1/19	5,000	6,036
	Canadian National Railway Co.	2.850%	12/15/21	2,380	2,429
4	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	1/2/18	2,382	2,537
4	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	9/15/17	702	730
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,587	1,746
	Continental Airlines 2002-1 Class G-2 Pass Through
	Trust	6.563%	2/15/12	3,000	3,004
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,841	1,887
4,5	Continental Airlines 2006-1 Class G Pass Through Trust	0.879%	6/2/15	4,307	4,102
4	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	11/10/19	4,634	5,121
	CSX Corp.	7.900%	5/1/17	5,000	6,339
	CSX Corp.	7.375%	2/1/19	3,375	4,253
	CSX Corp.	4.250%	6/1/21	10,000	10,897
4,9	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	1/2/23	3,435	3,538
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	8/10/22	2,488	2,694
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	6,141	6,862
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	7/2/18	13,489	14,568
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	4,766	4,992
6	ERAC USA Finance LLC	6.375%	10/15/17	6,370	7,365
6	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,078
6	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,119
	JB Hunt Transport Services Inc.	3.375%	9/15/15	4,920	5,061
4,5,9	JetBlue Airways 2004-1 G-1 Pass Through Trust	0.921%	6/15/15	1,912	1,810
4,5,9	JetBlue Airways 2004-1 G-2 Pass Through Trust	0.966%	9/15/15	2,540	2,290
4,5,9	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.907%	5/15/18	2,465	1,984
	Norfolk Southern Corp.	5.750%	4/1/18	5,655	6,737
	Norfolk Southern Corp.	3.250%	12/1/21	5,000	5,169
4	Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	11/1/19	4,581	4,764
	Ryder System Inc.	7.200%	9/1/15	16,000	18,787
	Ryder System Inc.	3.600%	3/1/16	9,755	10,253
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	4,356	4,705
	Union Pacific Corp.	4.000%	2/1/21	5,000	5,456
	United Parcel Service Inc.	5.500%	1/15/18	5,100	6,205
	United Parcel Service Inc.	3.125%	1/15/21	24,700	26,727
					6,349,571
Utilities (6.3%)
	Electric (4.4%)
	Ameren Illinois Co.	6.125%	11/15/17	5,000	5,746
	Ameren Illinois Co.	6.250%	4/1/18	7,625	8,976
	Appalachian Power Co.	4.600%	3/30/21	5,000	5,571
	Carolina Power & Light Co.	5.300%	1/15/19	6,985	8,352

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Carolina Power & Light Co.	3.000%	9/15/21	7,000	7,223
	CMS Energy Corp.	6.250%	2/1/20	5,000	5,313
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	5,899
	Commonwealth Edison Co.	5.800%	3/15/18	13,500	16,130
	Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,497
	Connecticut Light & Power Co.	5.500%	2/1/19	10,475	12,265
	Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	2,500	2,602
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	5,000	6,571
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,890	17,602
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	5,930	6,850
	Consumers Energy Co.	6.125%	3/15/19	5,000	6,111
	Consumers Energy Co.	6.700%	9/15/19	12,790	16,449
	Detroit Edison Co.	3.900%	6/1/21	10,115	11,159
5	Dominion Resources Inc.	2.879%	9/30/66	370	315
	Dominion Resources Inc.	1.950%	8/15/16	13,350	13,630
	Dominion Resources Inc.	6.000%	11/30/17	5,000	6,009
	Dominion Resources Inc.	6.400%	6/15/18	2,000	2,437
	Dominion Resources Inc.	5.200%	8/15/19	2,000	2,340
	Duke Energy Carolinas LLC	5.300%	10/1/15	6,000	6,941
	Duke Energy Carolinas LLC	1.750%	12/15/16	2,875	2,929
	Duke Energy Carolinas LLC	4.300%	6/15/20	8,000	9,163
	Duke Energy Carolinas LLC	3.900%	6/15/21	6,815	7,569
	Duke Energy Indiana Inc.	3.750%	7/15/20	16,950	18,375
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,993
	Entergy Corp.	4.700%	1/15/17	3,500	3,622
	Entergy Louisiana LLC	4.800%	5/1/21	10,000	11,294
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,655
	FirstEnergy Solutions Corp.	4.800%	2/15/15	5,000	5,373
	Florida Power Corp.	5.800%	9/15/17	6,737	8,138
	Florida Power Corp.	5.650%	6/15/18	13,415	16,301
	Florida Power Corp.	3.100%	8/15/21	8,210	8,461
4,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	5,365	5,381
	Georgia Power Co.	5.400%	6/1/18	8,000	9,546
6	Iberdrola Finance Ireland Ltd.	5.000%	9/11/19	6,435	6,318
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,203
6	ITC Holdings Corp.	6.050%	1/31/18	7,500	8,763
6	Kansas Gas & Electric Co.	6.700%	6/15/19	3,000	3,730
	Kentucky Utilities Co.	3.250%	11/1/20	5,000	5,235
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,366
	MidAmerican Energy Co.	5.300%	3/15/18	24,957	29,465
	Midamerican Energy Holdings Co.	5.750%	4/1/18	5,000	5,891
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	7,691	8,877
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	7,000	8,241
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	13,880	20,278
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,750	2,770
	Nevada Power Co.	6.500%	8/1/18	3,662	4,480
	Nevada Power Co.	7.125%	3/15/19	5,000	6,363
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,542
4	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,850	2,857
	Northeast Utilities	7.250%	4/1/12	4,620	4,666
	NSTAR	4.500%	11/15/19	7,000	7,784
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,573
	Ohio Power Co.	4.850%	1/15/14	5,000	5,327
	Ohio Power Co.	6.000%	6/1/16	4,000	4,680
	Pacific Gas & Electric Co.	5.625%	11/30/17	15,400	18,473
	Pacific Gas & Electric Co.	3.500%	10/1/20	28,000	29,401
	Pacific Gas & Electric Co.	3.250%	9/15/21	5,000	5,144
	PacifiCorp	5.500%	1/15/19	11,244	13,412
	Peco Energy Co.	5.350%	3/1/18	8,633	10,406
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	8,054
	PG&E Corp.	5.750%	4/1/14	10,650	11,598
	Portland General Electric Co.	6.100%	4/15/19	3,000	3,709
	Potomac Electric Power Co.	4.950%	11/15/13	5,465	5,814
	PSEG Power LLC	5.125%	4/15/20	4,000	4,507

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,705
Public Service Co. of Colorado	5.800%	8/1/18	10,200	12,533
Public Service Co. of Colorado	5.125%	6/1/19	2,500	2,984
Public Service Electric & Gas Co.	5.300%	5/1/18	3,000	3,617
Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,558
Puget Energy Inc.	6.500%	12/15/20	10,000	10,918
San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,144
SCANA Corp.	4.750%	5/15/21	3,000	3,206
SCANA Corp.	4.125%	2/1/22	4,000	4,043
Sierra Pacific Power Co.	6.000%	5/15/16	2,500	2,954
Southern California Edison Co.	5.000%	1/15/16	4,000	4,588
Southern California Edison Co.	5.500%	8/15/18	4,625	5,637
Southern California Edison Co.	3.875%	6/1/21	5,000	5,580
Southwestern Electric Power Co.	5.550%	1/15/17	3,000	3,377
6 SP PowerAssets Ltd.	5.000%	10/22/13	15,000	15,886
Tampa Electric Co.	6.100%	5/15/18	4,000	4,850
UIL Holdings Corp.	4.625%	10/1/20	7,000	7,352
Virginia Electric and Power Co.	5.950%	9/15/17	5,000	6,112
Virginia Electric and Power Co.	5.400%	4/30/18	7,001	8,398
Virginia Electric and Power Co.	5.000%	6/30/19	1,930	2,251
Virginia Electric and Power Co.	2.950%	1/15/22	6,000	6,128
4 Wisconsin Energy Corp.	6.250%	5/15/67	8,915	9,116
Wisconsin Power & Light Co.	5.000%	7/15/19	2,500	2,922
Natural Gas (1.9%)
AGL Capital Corp.	5.250%	8/15/19	3,000	3,430
Atmos Energy Corp.	4.950%	10/15/14	6,420	6,961
Atmos Energy Corp.	8.500%	3/15/19	5,000	6,749
British Transco Finance Inc.	6.625%	6/1/18	7,500	8,907
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,242
El Paso Natural Gas Co.	5.950%	4/15/17	3,000	3,365
El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	10,000	10,350
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	3,000	3,338
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	3,000	3,137
Enbridge Energy Partners LP	9.875%	3/1/19	4,500	6,052
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,799
4 Enbridge Energy Partners LP	8.050%	10/1/37	2,110	2,268
Energy Transfer Partners LP	5.950%	2/1/15	2,769	3,011
Energy Transfer Partners LP	9.700%	3/15/19	10,000	12,754
Energy Transfer Partners LP	9.000%	4/15/19	5,000	6,198
Energy Transfer Partners LP	5.200%	2/1/22	5,000	5,282
Enterprise Products Operating LLC	6.650%	4/15/18	15,000	17,860
Enterprise Products Operating LLC	5.200%	9/1/20	5,000	5,628
4 Enterprise Products Operating LLC	8.375%	8/1/66	5,555	5,999
EQT Corp.	8.125%	6/1/19	5,500	6,490
6 Gulf South Pipeline Co. LP	6.300%	8/15/17	7,000	8,119
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,889
Kinder Morgan Energy Partners LP	6.850%	2/15/20	10,100	11,989
Magellan Midstream Partners LP	6.550%	7/15/19	7,000	8,292
6 Mega Advance Investments Ltd.	5.000%	5/12/21	2,000	2,069
Nisource Finance Corp.	6.400%	3/15/18	11,963	13,972
Nisource Finance Corp.	6.800%	1/15/19	1,500	1,793
Nisource Finance Corp.	4.450%	12/1/21	5,000	5,225
ONEOK Partners LP	6.150%	10/1/16	12,515	14,524
ONEOK Partners LP	8.625%	3/1/19	2,000	2,624
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	5,000	5,902
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	5,000	5,732
Sempra Energy	6.500%	6/1/16	8,000	9,485
Sempra Energy	6.150%	6/15/18	10,009	11,977
Southern California Gas Co.	5.500%	3/15/14	8,179	8,945
TransCanada PipeLines Ltd.	6.500%	8/15/18	13,000	16,178
TransCanada PipeLines Ltd.	3.800%	10/1/20	25,732	27,814
4 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,000	4,060
Williams Partners LP	5.250%	3/15/20	12,000	13,211

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	10,750	12,987
					1,029,181
Total Corporate Bonds (Cost $11,351,316)					12,341,247
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
6	Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,094
	Asian Development Bank	1.125%	3/15/17	4,000	4,039
	Asian Development Bank	1.875%	10/23/18	3,000	3,099
6	Banco del Estado de Chile	4.125%	10/7/20	2,500	2,584
6	Bank of China Hong Kong Ltd.	5.550%	2/11/20	1,500	1,573
	China Development Bank Corp.	5.000%	10/15/15	1,500	1,624
6	Corp Nacional del Cobre de Chile	3.750%	11/4/20	2,500	2,601
	Corp. Andina de Fomento	3.750%	1/15/16	2,500	2,539
	Ecopetrol SA	7.625%	7/23/19	3,000	3,683
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,229
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,063
	Federative Republic of Brazil	6.000%	1/17/17	1,000	1,182
	Federative Republic of Brazil	5.875%	1/15/19	10,000	11,915
	Federative Republic of Brazil	4.875%	1/22/21	14,500	16,333
6	Government of Bermuda	5.603%	7/20/20	2,300	2,561
	Government of the Cayman Islands	5.950%	11/24/19	500	525
6	Industrial Bank of Korea	7.125%	4/23/14	1,700	1,847
	Inter-American Development Bank	1.375%	10/18/16	3,000	3,061
6	IPIC GMTN Ltd.	5.500%	3/1/22	800	804
	State of Israel	5.125%	3/26/19	2,550	2,854
10	Japan Finance Corp.	2.500%	5/18/16	8,000	8,378
	Korea Development Bank	8.000%	1/23/14	5,000	5,489
6	Korea East-West Power Co. Ltd.	5.250%	11/15/12	5,000	5,098
	Korea Finance Corp.	3.250%	9/20/16	1,000	986
	Korea Finance Corp.	4.625%	11/16/21	2,000	1,975
6	Kowloon Canton Railway Corp.	5.125%	5/20/19	2,500	2,814
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	5,536
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	8,000	8,143
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	14,500	15,818
	Petrobras International Finance Co. - Pifco	5.375%	1/27/21	4,000	4,265
	Petroleos Mexicanos	4.875%	3/15/15	3,000	3,196
	Petroleos Mexicanos	6.000%	3/5/20	2,000	2,241
	Petroleos Mexicanos	5.500%	1/21/21	6,500	7,040
6	Petroleos Mexicanos	4.875%	1/24/22	5,000	5,115
4,6	Petroleum Co. of Trinidad & Tobago Ltd.	6.000%	5/8/22	263	260
6	Petronas Capital Ltd.	5.250%	8/12/19	2,000	2,259
	Province of British Columbia	2.650%	9/22/21	1,500	1,554
	Province of New Brunswick	2.750%	6/15/18	2,500	2,628
	Province of Ontario	4.000%	10/7/19	8,500	9,547
6,11	Qatari Diar Finance QSC	3.500%	7/21/15	500	518
6	Qtel International Finance Ltd.	4.750%	2/16/21	1,500	1,539
	Quebec	2.750%	8/25/21	8,000	8,071
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	2,725	2,902
	Republic of Chile	3.250%	9/14/21	4,700	4,848
	Republic of Colombia	7.375%	1/27/17	6,000	7,365
	Republic of Colombia	7.375%	3/18/19	3,000	3,802
	Republic of Colombia	4.375%	7/12/21	5,000	5,350
	Republic of Italy	3.125%	1/26/15	2,000	1,910
	Republic of Italy	4.750%	1/25/16	1,000	983
	Republic of Korea	4.250%	6/1/13	5,000	5,152
	Republic of Korea	7.125%	4/16/19	3,000	3,775
6	Republic of Namibia	5.500%	11/3/21	500	514
	Republic of Panama	7.250%	3/15/15	4,500	5,206
	Republic of Peru	9.125%	2/21/12	4,000	4,004
	Republic of Peru	7.125%	3/30/19	2,000	2,505
	Republic of Poland	3.875%	7/16/15	3,000	3,075
	Republic of Poland	6.375%	7/15/19	2,000	2,235
	Republic of Poland	5.000%	3/23/22	2,000	2,038

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of South Africa	5.500%	3/9/20	8,000	8,810
	Republic of South Africa	4.665%	1/17/24	4,000	4,045
6	State of Qatar	5.250%	1/20/20	1,000	1,090
6	TDIC Finance Ltd.	6.500%	7/2/14	2,600	2,808
	United Mexican States	6.625%	3/3/15	1,000	1,139
	United Mexican States	5.625%	1/15/17	5,000	5,752
	United Mexican States	5.125%	1/15/20	17,000	19,287
	United Mexican States	3.625%	3/15/22	10,000	10,078
Total Sovereign Bonds (Cost $266,326)					280,353
Taxable Municipal Bonds (0.3%)
	California Educational Facilities Authority Revenue
	(Stanford University)	4.750%	5/1/19	1,850	2,175
	California GO	5.750%	3/1/17	10,000	11,569
5	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.065%	10/15/12	14,210	14,217
	Illinois GO	5.365%	3/1/17	4,500	4,897
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.220%	2/1/21	12,000	12,582
	Louisiana Local Government Environmental Facility &
	Community Development Authority Revenue	3.450%	2/1/22	5,475	5,835
	Maryland Health & Higher Educational Facilities
	Authority Revenue (Johns Hopkins University)	5.250%	7/1/19	1,400	1,670
Total Taxable Municipal Bonds (Cost $49,676)					52,945
Tax-Exempt Municipal Bond (0.0%)

	New York City NY Industrial Development Agency
	Special Facility Revenue (American Airlines Inc. John F.
	Kennedy International Airport Project) (Cost $1,763)	7.500%	8/1/16	1,825	1,644

				Shares
Convertible Preferred Stock (0.0%)
7	Lehman Brothers Holdings Inc. Pfd. (Cost $8,740)			8,740	3

Preferred Stocks (0.1%)
	Axis Capital Holdings Ltd. Pfd.	7.500%		50,000	4,732
5	Southern California Edison Co. Pfd.	4.520%		47,516	4,680
	Aspen Insurance Holdings Ltd. Pfd.	7.401%		76,950	1,955
Total Preferred Stocks (Cost $11,853)					11,367
Temporary Cash Investment (2.0%)
Money Market Fund (2.0%)
12	Vanguard Market Liquidity Fund (Cost $325,023)	0.096%		325,023,105	325,023
Total Investments (99.2%) (Cost $14,988,125)					16,111,284
Other Assets and Liabilities—Net (0.8%)					136,857
Net Assets (100%)					16,248,141

1 Securities with a value of $9,529,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,288,000 have been segregated as collateral for open swap contracts.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $1,329,872,000, representing 8.2% of net assets.
7 Non-income-producing security--security in default.

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

8 Non-income-producing security--issuer has suspended all payments until May 1, 2012.
9 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the State of Qatar.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

48

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.7%)
U.S. Government Securities (1.5%)
1	United States Treasury Note/Bond	3.500%	2/15/39	32,850	36,725
	United States Treasury Note/Bond	3.750%	8/15/41	70,000	81,594
	United States Treasury Strip Principal	0.000%	2/15/36	70,000	34,054
	United States Treasury Strip Principal	0.000%	8/15/39	53,000	22,662
					175,035
Agency Notes (0.2%)
2	Tennessee Valley Authority	5.250%	9/15/39	20,000	25,501
Total U.S. Government and Agency Obligations (Cost $170,281)					200,536
Corporate Bonds (77.7%)
Finance (23.1%)
	Banking (14.0%)
	American Express Co.	8.150%	3/19/38	16,985	25,438
	Bank of America Corp.	5.420%	3/15/17	9,600	9,415
	Bank of America Corp.	6.800%	3/15/28	35,000	33,802
	Bank of America NA	6.000%	10/15/36	52,750	49,644
	Bank One Corp.	7.750%	7/15/25	25,000	29,268
	Bank One Corp.	7.625%	10/15/26	25,950	31,329
	Bank One Corp.	8.000%	4/29/27	30,869	38,598
	Barclays Bank plc	5.140%	10/14/20	10,315	9,927
	Citigroup Inc.	4.500%	1/14/22	7,930	7,901
	Citigroup Inc.	6.625%	1/15/28	25,000	26,535
	Citigroup Inc.	6.625%	6/15/32	60,905	62,305
	Citigroup Inc.	5.875%	2/22/33	7,190	6,828
	Citigroup Inc.	6.000%	10/31/33	41,655	39,660
	Citigroup Inc.	5.850%	12/11/34	36,500	37,426
	Citigroup Inc.	6.125%	8/25/36	32,650	31,465
	Citigroup Inc.	5.875%	5/29/37	11,150	11,685
	Citigroup Inc.	6.875%	3/5/38	20,000	23,427
	Citigroup Inc.	8.125%	7/15/39	4,330	5,617
	Citigroup Inc.	5.875%	1/30/42	1,170	1,206
	Credit Suisse USA Inc.	7.125%	7/15/32	35,375	44,091
	Fifth Third Bancorp	8.250%	3/1/38	1,305	1,673
	Goldman Sachs Group Inc.	5.250%	7/27/21	8,630	8,634
	Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,215
	Goldman Sachs Group Inc.	6.450%	5/1/36	58,000	55,928
	Goldman Sachs Group Inc.	6.750%	10/1/37	133,660	132,353
	Goldman Sachs Group Inc.	6.250%	2/1/41	37,565	38,533
3	HBOS plc	6.000%	11/1/33	26,515	17,932
	HSBC Bank USA NA	5.875%	11/1/34	50,700	51,042
	HSBC Bank USA NA	5.625%	8/15/35	29,775	29,259
	HSBC Holdings plc	7.625%	5/17/32	21,200	22,477
	HSBC Holdings plc	6.500%	9/15/37	15,000	16,117
	HSBC Holdings plc	6.800%	6/1/38	84,249	94,552
4	JP Morgan Chase Capital XXII	6.450%	1/15/87	17,000	17,128
	JP Morgan Chase Capital XXV	6.800%	10/1/37	28,415	28,791
	JPMorgan Chase & Co.	6.400%	5/15/38	93,150	107,581
	JPMorgan Chase & Co.	5.500%	10/15/40	19,500	20,820
	JPMorgan Chase & Co.	5.400%	1/6/42	22,135	22,800
	JPMorgan Chase Capital XXVII	7.000%	11/1/39	3,875	4,015
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	12,975	12,372
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	48,250	43,527
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	24,830	26,123
	Morgan Stanley	5.750%	1/25/21	8,260	8,229
	Morgan Stanley	5.500%	7/28/21	9,325	9,207
	Morgan Stanley	6.250%	8/9/26	12,850	13,166
	Morgan Stanley	7.250%	4/1/32	25,350	27,828

49

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Nordea Bank AB	4.875%	5/13/21	6,511	6,072
	UBS AG	4.875%	8/4/20	6,980	7,216
	USB Capital XIII Trust	6.625%	12/15/39	11,740	11,987
	Wachovia Bank NA	5.850%	2/1/37	20,700	22,356
	Wachovia Bank NA	6.600%	1/15/38	61,225	72,568
	Wachovia Corp.	6.605%	10/1/25	30,000	35,069
	Wachovia Corp.	5.500%	8/1/35	19,830	19,986
	Wells Fargo Bank NA	5.950%	8/26/36	34,970	37,968
	Brokerage (0.2%)
3	FMR LLC	6.450%	11/15/39	25,300	27,515

	Finance Companies (3.0%)
	General Electric Capital Corp.	5.300%	2/11/21	14,960	16,251
	General Electric Capital Corp.	6.750%	3/15/32	117,095	140,545
	General Electric Capital Corp.	6.150%	8/7/37	6,500	7,377
	General Electric Capital Corp.	5.875%	1/14/38	100,905	110,691
	General Electric Capital Corp.	6.875%	1/10/39	57,420	71,173
	Insurance (5.7%)
	ACE Capital Trust II	9.700%	4/1/30	10,000	13,565
	Allstate Corp.	5.550%	5/9/35	14,075	15,418
	AXA Financial Inc.	7.000%	4/1/28	29,910	30,903
	CIGNA Corp.	5.375%	2/15/42	12,840	13,563
3	Guardian Life Insurance Co. of America	7.375%	9/30/39	9,400	12,112
	Hartford Financial Services Group Inc.	6.100%	10/1/41	13,374	12,774
3	Jackson National Life Insurance Co.	8.150%	3/15/27	2,130	2,606
3	John Hancock Life Insurance Co.	7.375%	2/15/24	30,000	36,252
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	23,335	27,920
3,4	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	15,970	20,600
3	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	19,282	28,026
	MetLife Inc.	6.500%	12/15/32	8,990	10,976
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	45,500
	Munich Re America Corp.	7.450%	12/15/26	8,500	9,946
3	Nationwide Mutual Insurance Co.	9.375%	8/15/39	22,950	28,695
3	New York Life Insurance Co.	5.875%	5/15/33	50,275	58,459
3	Pacific Life Insurance Co.	9.250%	6/15/39	23,145	30,643
	Prudential Financial Inc.	5.750%	7/15/33	13,000	13,556
	Prudential Financial Inc.	5.400%	6/13/35	5,000	4,993
3	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	14,050	18,035
	UnitedHealth Group Inc.	5.800%	3/15/36	41,250	49,985
	UnitedHealth Group Inc.	6.625%	11/15/37	12,740	16,963
	UnitedHealth Group Inc.	6.875%	2/15/38	29,422	40,412
	UnitedHealth Group Inc.	5.950%	2/15/41	9,835	12,550
	UnitedHealth Group Inc.	4.625%	11/15/41	36,745	39,056
	WellPoint Inc.	5.850%	1/15/36	16,450	19,711
	WellPoint Inc.	6.375%	6/15/37	25,000	31,777
	XL Group plc	6.375%	11/15/24	8,500	9,263
	Real Estate Investment Trusts (0.2%)
	Simon Property Group LP	6.750%	2/1/40	13,900	18,822

					2,651,724
Industrial (41.2%)
	Basic Industry (0.1%)
	Dow Chemical Co.	7.375%	11/1/29	8,450	11,198

	Capital Goods (2.6%)
	3M Co.	6.375%	2/15/28	30,895	40,999
	3M Co.	5.700%	3/15/37	15,000	19,997
	Boeing Co.	7.875%	4/15/43	8,000	12,558
	Caterpillar Inc.	6.625%	7/15/28	30,000	39,380
	Caterpillar Inc.	5.200%	5/27/41	17,595	21,115
	Deere & Co.	7.125%	3/3/31	15,000	21,139
	Lockheed Martin Corp.	6.150%	9/1/36	4,600	5,468

50

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	4.850%	9/15/41	7,246	7,646
Raytheon Co.	4.700%	12/15/41	17,230	18,351
3 Siemens Financieringsmaatschappij NV	6.125%	8/17/26	21,030	25,870
United Technologies Corp.	7.500%	9/15/29	14,300	20,154
United Technologies Corp.	6.125%	7/15/38	34,000	43,680
United Technologies Corp.	5.700%	4/15/40	18,150	22,692
Communication (9.0%)
Alltel Corp.	6.800%	5/1/29	2,697	3,450
Alltel Corp.	7.875%	7/1/32	24,162	35,904
America Movil SAB de CV	6.125%	3/30/40	25,720	31,381
AT&T Inc.	6.500%	9/1/37	5,000	6,176
AT&T Inc.	6.300%	1/15/38	23,000	27,931
AT&T Inc.	6.550%	2/15/39	15,000	18,817
AT&T Inc.	5.350%	9/1/40	88,161	98,457
AT&T Inc.	5.550%	8/15/41	14,925	17,309
AT&T Mobility LLC	7.125%	12/15/31	12,000	15,564
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,550	6,178
BellSouth Corp.	6.875%	10/15/31	30,000	37,210
BellSouth Corp.	6.000%	11/15/34	40,000	44,466
BellSouth Telecommunications Inc.	7.000%	12/1/95	7,850	9,861
CBS Corp.	7.875%	9/1/23	4,325	5,498
CBS Corp.	7.875%	7/30/30	37,000	48,090
Comcast Corp.	5.650%	6/15/35	32,714	37,039
3 COX Communications Inc.	6.450%	12/1/36	10,000	11,189
3 COX Communications Inc.	8.375%	3/1/39	16,310	22,406
Deutsche Telekom International Finance BV	8.750%	6/15/30	17,530	25,286
France Telecom SA	8.500%	3/1/31	47,575	67,078
GTE Corp.	6.940%	4/15/28	20,000	24,856
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	25,325
News America Inc.	6.400%	12/15/35	28,000	32,099
News America Inc.	6.900%	8/15/39	5,000	6,101
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	13,099
Telefonica Europe BV	8.250%	9/15/30	5,580	6,485
Time Warner Cable Inc.	6.550%	5/1/37	35,000	40,721
Verizon Communications Inc.	5.850%	9/15/35	35,000	41,484
Verizon Communications Inc.	6.250%	4/1/37	20,000	24,612
Verizon Communications Inc.	6.400%	2/15/38	44,132	55,876
Verizon Communications Inc.	6.900%	4/15/38	16,883	22,506
Verizon Communications Inc.	7.350%	4/1/39	15,950	22,115
Verizon Communications Inc.	6.000%	4/1/41	21,550	26,891
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	41,889
Verizon Maryland Inc.	5.125%	6/15/33	12,000	12,290
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	31,986
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	8,284
Vodafone Group plc	6.150%	2/27/37	15,705	20,106
Consumer Cyclical (7.3%)
CVS Caremark Corp.	6.250%	6/1/27	27,335	33,121
CVS Caremark Corp.	6.125%	9/15/39	6,000	7,433
Daimler Finance North America LLC	8.500%	1/18/31	24,494	34,725
Historic TW Inc.	6.625%	5/15/29	14,775	17,799
Home Depot Inc.	5.875%	12/16/36	34,775	43,148
Home Depot Inc.	5.950%	4/1/41	20,000	25,531
Lowe's Cos. Inc.	6.500%	3/15/29	26,010	32,313
Lowe's Cos. Inc.	5.800%	10/15/36	9,300	10,967
McDonald's Corp.	6.300%	10/15/37	30,935	43,293
McDonald's Corp.	6.300%	3/1/38	46,635	65,232
McDonald's Corp.	5.700%	2/1/39	14,500	19,036
Target Corp.	6.650%	8/1/28	15,000	18,949
Target Corp.	7.000%	7/15/31	20,000	26,938
Target Corp.	6.500%	10/15/37	15,850	21,210
Target Corp.	7.000%	1/15/38	38,980	55,260
Time Warner Inc.	7.625%	4/15/31	5,000	6,555
Time Warner Inc.	6.500%	11/15/36	10,000	12,264

51

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	74,942
Wal-Mart Stores Inc.	5.250%	9/1/35	2,000	2,376
Wal-Mart Stores Inc.	6.500%	8/15/37	39,000	53,116
Wal-Mart Stores Inc.	6.200%	4/15/38	76,150	100,638
Wal-Mart Stores Inc.	5.625%	4/1/40	10,000	12,513
Wal-Mart Stores Inc.	4.875%	7/8/40	20,000	22,550
Wal-Mart Stores Inc.	5.000%	10/25/40	5,400	6,276
Wal-Mart Stores Inc.	5.625%	4/15/41	45,810	57,634
Walt Disney Co.	7.550%	7/15/93	25,900	32,325
Consumer Noncyclical (13.2%)
Abbott Laboratories	6.000%	4/1/39	33,870	44,017
Abbott Laboratories	5.300%	5/27/40	11,750	14,210
Altria Group Inc.	7.750%	1/15/27	1,000	1,246
Altria Group Inc.	9.950%	11/10/38	19,000	29,467
Amgen Inc.	6.375%	6/1/37	30,000	35,884
Amgen Inc.	6.900%	6/1/38	14,575	18,704
Amgen Inc.	6.400%	2/1/39	10,030	12,183
Amgen Inc.	5.650%	6/15/42	11,400	12,781
Anheuser-Busch Cos. LLC	6.750%	12/15/27	3,500	4,421
Anheuser-Busch Cos. LLC	6.800%	8/20/32	6,900	9,136
Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	14,119
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	47,155	74,031
Archer-Daniels-Midland Co.	5.765%	3/1/41	4,350	5,538
3 Archer-Daniels-Midland Co.	4.535%	3/26/42	33,274	35,226
3 Aristotle Holding Inc.	6.125%	11/15/41	10,000	10,894
AstraZeneca plc	6.450%	9/15/37	77,000	105,369
Becton Dickinson and Co.	7.000%	8/1/27	8,300	11,139
Becton Dickinson and Co.	6.700%	8/1/28	5,066	6,569
Bestfoods	6.625%	4/15/28	30,000	40,354
Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	14,077
3 Cargill Inc.	6.125%	4/19/34	1,880	2,232
3 Cargill Inc.	6.125%	9/15/36	27,045	31,836
Eli Lilly & Co.	5.500%	3/15/27	21,775	26,187
Gilead Sciences Inc.	5.650%	12/1/41	9,265	10,506
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	26,019
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	63,353
Johnson & Johnson	6.950%	9/1/29	22,457	31,717
Kellogg Co.	7.450%	4/1/31	21,620	29,273
Kimberly-Clark Corp.	6.625%	8/1/37	5,300	7,532
Kimberly-Clark Corp.	5.300%	3/1/41	17,000	21,116
Kraft Foods Inc.	6.500%	11/1/31	20,000	24,833
Kraft Foods Inc.	6.500%	2/9/40	8,000	10,215
Medtronic Inc.	6.500%	3/15/39	21,200	29,218
Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	26,775	28,931
Merck & Co. Inc.	6.500%	12/1/33	30,320	42,275
Merck & Co. Inc.	5.750%	11/15/36	11,000	13,927
Merck & Co. Inc.	6.550%	9/15/37	42,200	58,580
Merck & Co. Inc.	5.850%	6/30/39	20,000	26,245
Pepsi Bottling Group Inc.	7.000%	3/1/29	17,000	23,655
PepsiCo Inc.	5.500%	1/15/40	28,350	36,370
PepsiCo Inc.	4.875%	11/1/40	14,375	16,755
Pfizer Inc.	7.200%	3/15/39	46,000	69,305
Pharmacia Corp.	6.750%	12/15/27	28,000	36,346
Philip Morris International Inc.	6.375%	5/16/38	31,340	41,456
4 Procter & Gamble - Esop	9.360%	1/1/21	11,121	15,042
Procter & Gamble Co.	6.450%	1/15/26	27,000	36,579
Procter & Gamble Co.	5.500%	2/1/34	10,000	12,798
Procter & Gamble Co.	5.550%	3/5/37	7,000	9,242
3 Roche Holdings Inc.	7.000%	3/1/39	47,905	68,376
3 SABMiller Holdings Inc.	3.750%	1/15/22	16,500	17,206
3 SABMiller Holdings Inc.	4.950%	1/15/42	17,255	18,347
3 Tesco plc	6.150%	11/15/37	24,520	29,138
Wyeth	5.950%	4/1/37	72,150	94,330

52

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (4.0%)
3 BG Energy Capital plc	5.125%	10/15/41	20,800	23,099
Burlington Resources Finance Co.	7.400%	12/1/31	25,000	34,809
ConocoPhillips	7.000%	3/30/29	13,150	17,312
ConocoPhillips	5.900%	10/15/32	20,300	25,826
ConocoPhillips	6.500%	2/1/39	65,735	92,298
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,665
Encana Corp.	6.500%	8/15/34	15,463	17,042
Encana Corp.	5.150%	11/15/41	8,145	7,950
3 Halliburton Co.	7.600%	8/15/96	6,142	8,373
Hess Corp.	5.600%	2/15/41	3,100	3,566
Marathon Oil Corp.	6.600%	10/1/37	9,300	11,786
Shell International Finance BV	6.375%	12/15/38	84,705	117,810
Shell International Finance BV	5.500%	3/25/40	16,300	20,862
Texaco Capital Inc.	8.625%	11/15/31	13,000	21,387
Tosco Corp.	7.800%	1/1/27	15,000	21,055
Tosco Corp.	8.125%	2/15/30	20,000	29,239
Other Industrial (0.7%)
3 Hutchison Whampoa International 03/33 Ltd.	7.450%	11/24/33	16,665	21,681
3 Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	31,795	32,193
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.600%	7/1/11	21,000	28,145
Technology (3.8%)
Cisco Systems Inc.	5.900%	2/15/39	39,000	49,061
Hewlett-Packard Co.	4.650%	12/9/21	17,750	19,034
Hewlett-Packard Co.	6.000%	9/15/41	54,185	61,862
HP Enterprise Services LLC	7.450%	10/15/29	6,368	7,785
Intel Corp.	4.800%	10/1/41	29,080	32,714
International Business Machines Corp.	7.000%	10/30/25	50,400	68,952
International Business Machines Corp.	5.600%	11/30/39	31,250	40,092
Microsoft Corp.	4.500%	10/1/40	10,630	12,144
Microsoft Corp.	5.300%	2/8/41	17,175	21,750
Oracle Corp.	6.500%	4/15/38	43,833	59,752
Oracle Corp.	6.125%	7/8/39	14,559	19,011
Oracle Corp.	5.375%	7/15/40	35,415	42,685
Transportation (0.5%)
Burlington Northern Santa Fe LLC	6.875%	12/1/27	25,000	32,255
Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,200	5,313
Burlington Northern Santa Fe LLC	5.400%	6/1/41	4,455	5,176
3 ERAC USA Finance LLC	7.000%	10/15/37	14,621	17,255
				4,713,650
Utilities (13.4%)
Electric (12.0%)
Alabama Power Co.	5.700%	2/15/33	12,800	16,064
Alabama Power Co.	6.000%	3/1/39	5,475	7,264
Alabama Power Co.	5.500%	3/15/41	13,015	16,354
Alabama Power Co.	5.200%	6/1/41	15,000	18,090
Appalachian Power Co.	6.700%	8/15/37	50,000	65,133
Carolina Power & Light Co.	5.700%	4/1/35	7,500	9,218
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	19,313
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,600	10,637
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,556
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	18,000	23,588
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	18,295
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	7,646
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,770	9,827
Consolidated Natural Gas Co.	6.800%	12/15/27	1,401	1,648
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	67,341
Duke Energy Carolinas LLC	4.250%	12/15/41	16,000	16,981
Duke Energy Indiana Inc.	6.120%	10/15/35	4,895	6,084
Duke Energy Indiana Inc.	6.350%	8/15/38	4,000	5,352
3 Enel Finance International NV	6.800%	9/15/37	6,175	5,712

53

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Enel Finance International NV	6.000%	10/7/39	3,579	3,044
Florida Power & Light Co.	5.625%	4/1/34	16,275	20,330
Florida Power & Light Co.	5.400%	9/1/35	13,380	16,268
Florida Power & Light Co.	5.690%	3/1/40	7,350	9,419
Florida Power & Light Co.	5.250%	2/1/41	15,830	19,332
Florida Power & Light Co.	5.125%	6/1/41	5,200	6,296
Florida Power Corp.	6.750%	2/1/28	22,375	26,983
Georgia Power Co.	5.950%	2/1/39	27,960	36,193
Georgia Power Co.	5.400%	6/1/40	6,900	8,381
Georgia Power Co.	4.750%	9/1/40	9,555	10,577
4 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	15,895	16,873
Midamerican Energy Holdings Co.	6.125%	4/1/36	18,100	22,465
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	53,885	76,294
Northern States Power Co.	7.125%	7/1/25	20,000	28,146
Northern States Power Co.	6.200%	7/1/37	40,000	54,666
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	16,213
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	6,872	9,924
3 Oncor Electric Delivery Co. LLC	4.550%	12/1/41	12,500	12,808
Pacific Gas & Electric Co.	6.050%	3/1/34	36,240	45,762
Pacific Gas & Electric Co.	5.800%	3/1/37	8,862	10,967
Pacific Gas & Electric Co.	6.350%	2/15/38	5,655	7,407
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	46,969
Pacific Gas & Electric Co.	5.400%	1/15/40	19,800	23,321
PacifiCorp	6.100%	8/1/36	15,000	19,225
PacifiCorp	6.250%	10/15/37	7,815	10,333
PacifiCorp	6.350%	7/15/38	20,000	26,984
PacifiCorp	6.000%	1/15/39	34,100	44,273
PacifiCorp	4.100%	2/1/42	18,070	18,193
PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	13,591
PPL Electric Utilities Corp.	5.200%	7/15/41	3,375	4,045
PSEG Power LLC	8.625%	4/15/31	19,005	27,869
Public Service Electric & Gas Co.	5.375%	11/1/39	10,000	12,368
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	13,750
Puget Sound Energy Inc.	6.274%	3/15/37	4,700	6,168
Puget Sound Energy Inc.	5.795%	3/15/40	18,500	23,197
Puget Sound Energy Inc.	5.764%	7/15/40	4,520	5,652
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	45,339
South Carolina Electric & Gas Co.	6.050%	1/15/38	8,600	11,003
Southern California Edison Co.	6.000%	1/15/34	20,095	26,492
Southern California Edison Co.	5.625%	2/1/36	5,000	6,291
Southern California Edison Co.	5.950%	2/1/38	10,000	13,211
Southern California Edison Co.	4.500%	9/1/40	12,000	13,299
Southern California Edison Co.	3.900%	12/1/41	5,425	5,434
Tampa Electric Co.	6.150%	5/15/37	35,000	44,221
Union Electric Co.	8.450%	3/15/39	9,000	14,475
Virginia Electric and Power Co.	6.000%	5/15/37	60,105	77,856
Virginia Electric and Power Co.	6.350%	11/30/37	11,170	15,018
Virginia Electric and Power Co.	8.875%	11/15/38	5,000	8,283
Xcel Energy Inc.	6.500%	7/1/36	5,000	6,606
Natural Gas (1.3%)
KeySpan Corp.	5.875%	4/1/33	12,000	14,364
KeySpan Corp.	5.803%	4/1/35	10,000	11,894
Sempra Energy	6.000%	10/15/39	20,000	24,611
Texas Eastern Transmission LP	7.000%	7/15/32	17,000	21,423
TransCanada PipeLines Ltd.	7.625%	1/15/39	50,300	73,051
Other Utility (0.1%)
American Water Capital Corp.	6.593%	10/15/37	10,000	12,206
				1,536,466
Total Corporate Bonds (Cost $7,503,006)				8,901,840
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
3 CDP Financial Inc.	5.600%	11/25/39	15,000	18,396

54

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	9,620	11,312
3 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	16,540	18,635
3 EDF SA	6.950%	1/26/39	19,050	22,576
Inter-American Development Bank	3.875%	10/28/41	34,000	35,952
Statoil ASA	5.100%	8/17/40	12,550	15,031
Statoil ASA	4.250%	11/23/41	10,000	10,594
Total Sovereign Bonds (Cost $116,996)				132,496
Taxable Municipal Bonds (17.3%)
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	58,835	66,534
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	725	950
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	17,420	22,138
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	49,790	67,126
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	19,185	25,178
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	13,775	19,327
Board of Regents of the University of Texas System
Revenue Financing System Revenue	5.262%	7/1/39	12,800	15,523
Board of Regents of the University of Texas System
Revenue Financing System Revenue	4.794%	8/15/46	8,665	9,922
California GO	7.500%	4/1/34	32,655	42,934
California GO	7.550%	4/1/39	45,725	61,344
California GO	7.300%	10/1/39	129,045	168,783
California GO	7.625%	3/1/40	34,960	47,276
California GO	7.600%	11/1/40	45,715	61,815
California Public Works Board Lease Revenue	8.361%	10/1/34	5,535	6,554
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	3,710	4,723
5 Commonwealth Financing Authority Pennsylvania
Revenue	5.197%	6/1/26	25,000	26,743
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,740	2,345
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,200	2,586
Duke University North Carolina Revenue	5.850%	4/1/37	38,850	50,478
Illinois GO	5.877%	3/1/19	19,220	21,193
Illinois GO	4.950%	6/1/23	1,375	1,425
Illinois GO	5.100%	6/1/33	189,365	179,232
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	13,875	16,524
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	1,550	1,893
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	33,980	45,733
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	4,155	5,775
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	22,458
Los Angeles CA Unified School District GO	5.750%	7/1/34	9,090	10,781
Los Angeles CA Unified School District GO	6.758%	7/1/34	57,235	75,526
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,704
Massachusetts Development Finance Agency Revenue
(Harvard University)	6.300%	10/1/37	61,368	70,525
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	57,060	82,219
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,305	6,678
6 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	50,002	62,867
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	46,674	68,562
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	53,055	76,039
New York City NY Municipal Water Finance Authority	6.282%	6/15/42	7,225	8,346

55

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	9,605	12,501
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	12,915	17,324
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	3,480	4,704
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	35,980	47,650
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	3,975	4,834
	New York State Dormitory Authority	5.600%	3/15/40	2,000	2,459
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	7,325	8,457
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	18,520	22,673
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	25,935	33,459
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,345	14,042
	Ohio State University General Receipts Revenue	4.800%	6/1/11	37,471	39,850
5	Oregon Community College District Revenue	5.440%	6/30/23	10,595	11,924
7	Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,735
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	7,795	9,422
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	19,700	24,443
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,245	2,658
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	13,195	15,622
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	42,275	45,714
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	18,525	21,489
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,035	12,664
	San Francisco CA City & County Public Utility
	Commission Water Revenue	6.950%	11/1/50	13,325	18,561
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	9,885	13,730
	State of California	6.509%	4/1/39	28,365	31,178
	Texas Transportation Commission Revenue	5.178%	4/1/30	4,090	4,854
	Texas Transportation Commission Revenue	4.631%	4/1/33	6,255	6,896
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	6,495	8,085
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	4,830	6,030
	University of California Revenue	5.770%	5/15/43	5,155	6,218
	Washington GO	5.481%	8/1/39	8,890	10,887
5	Wisconsin GO	5.700%	5/1/26	23,025	26,629
Total Taxable Municipal Bonds (Cost $1,704,312)					1,978,451

				Shares
Temporary Cash Investment (1.0%)
Repurchase Agreement (1.0%)
	Bank of America Securities LLC
	(Dated 1/31/12, Repurchase Value $114,501,000,
	collateralized by Federal National Mortgage Assn.
	4.000%, 12/1/41) (Cost $114,500)	0.220%	2/1/12	114,500	114,500
Total Investments (98.9%) (Cost $9,609,095)					11,327,823
Other Assets and Liabilities—Net (1.1%)[8]					125,462
Net Assets (100%)					11,453,285

1 Securities with a value of $619,000 have been segregated as collateral for open swap contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $828,171,000, representing 7.2% of net assets.

56

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2012

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
8 Cash of $2,542,000, has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

57

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.0%)
U.S. Government Securities (2.0%)
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	71,416
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	60,430
	United States Treasury Note/Bond	2.250%	5/31/14	92,825	97,118
	United States Treasury Note/Bond	4.250%	8/15/15	75,000	85,160
Total U.S. Government and Agency Obligations (Cost $300,813)					314,124
Corporate Bonds (92.2%)
Finance (14.8%)
	Banking (3.7%)
	Bank of America Corp.	6.000%	9/1/17	5,710	5,987
	Bank of America Corp.	5.750%	12/1/17	45,580	47,053
	Bank of America Corp.	5.650%	5/1/18	12,335	12,626
	Bank of America Corp.	5.625%	7/1/20	41,810	42,370
	Bank of America Corp.	5.875%	1/5/21	25,000	25,576
	Bank of America Corp.	5.000%	5/13/21	4,860	4,763
	BankAmerica Capital II	8.000%	12/15/26	49,825	48,829
1	Barclays Bank plc	6.050%	12/4/17	118,492	119,752
	Barclays Bank plc	5.140%	10/14/20	48,960	47,117
2	Citigroup Capital XXI	8.300%	12/21/57	51,620	52,394
	FleetBoston Financial Corp.	6.875%	1/15/28	30,905	30,016
1	LBG Capital No.1 PLC	7.875%	11/1/20	81,952	68,020
1	Lloyds TSB Bank plc	6.500%	9/14/20	28,730	26,008
	NB Capital Trust IV	8.250%	4/15/27	53,615	52,811
	Finance Companies (9.0%)
	Ally Financial Inc.	8.300%	2/12/15	57,950	63,745
	Ally Financial Inc.	8.000%	3/15/20	120,675	132,743
	Ally Financial Inc.	7.500%	9/15/20	67,975	72,733
	Ally Financial Inc.	8.000%	11/1/31	37,015	39,236
1	CIT Group Inc.	7.000%	5/4/15	16,146	16,186
	CIT Group Inc.	7.000%	5/1/16	—	—
1	CIT Group Inc.	7.000%	5/2/16	98,911	99,158
	CIT Group Inc.	7.000%	5/1/17	1	1
1	CIT Group Inc.	7.000%	5/2/17	170,405	170,831
1	CIT Group Inc.	6.625%	4/1/18	120,655	129,101
	International Lease Finance Corp.	5.650%	6/1/14	20,000	20,000
1	International Lease Finance Corp.	6.500%	9/1/14	37,670	39,742
	International Lease Finance Corp.	8.625%	9/15/15	41,880	45,230
	International Lease Finance Corp.	5.750%	5/15/16	19,146	18,859
1	International Lease Finance Corp.	6.750%	9/1/16	42,895	45,790
	International Lease Finance Corp.	8.750%	3/15/17	38,820	42,605
1	International Lease Finance Corp.	7.125%	9/1/18	55,210	60,317
	International Lease Finance Corp.	6.250%	5/15/19	33,445	32,902
	International Lease Finance Corp.	8.250%	12/15/20	51,121	54,955
	International Lease Finance Corp.	8.625%	1/15/22	29,100	31,246
1	Provident Funding Associates LP / PFG Finance Corp.	10.250%	4/15/17	48,700	47,604
	SLM Corp.	6.250%	1/25/16	80,090	82,495
	SLM Corp.	6.000%	1/25/17	19,540	19,673
	SLM Corp.	8.450%	6/15/18	44,100	47,826
	SLM Corp.	8.000%	3/25/20	58,325	62,176
	SLM Corp.	7.250%	1/25/22	24,145	24,498
	Insurance (1.9%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	94,960	98,758
1	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	55,226
1,2	Metlife Capital Trust IV	7.875%	12/15/67	46,910	49,959
1,2	MetLife Capital Trust X	9.250%	4/8/68	33,000	38,940
	Provident Cos. Inc.	7.000%	7/15/18	27,310	30,004
	Unum Group	6.750%	12/15/28	16,145	16,874
	Unum Group	7.375%	6/15/32	6,295	6,866

58

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Finance (0.2%)
Lender Processing Services Inc.	8.125%	7/1/16	25,715	25,329

				2,304,930
Industrial (69.2%)
Basic Industry (6.7%)
Alpha Natural Resources Inc.	6.000%	6/1/19	27,945	27,666
Alpha Natural Resources Inc.	6.250%	6/1/21	13,426	13,292
Arch Coal Inc.	8.750%	8/1/16	14,090	15,393
Arch Coal Inc.	7.250%	10/1/20	16,105	16,186
Arch Western Finance LLC	6.750%	7/1/13	9,301	9,324
Ashland Inc.	9.125%	6/1/17	24,880	27,866
Cascades Inc.	7.750%	12/15/17	32,775	33,758
Cascades Inc.	7.875%	1/15/20	10,620	10,886
Celanese US Holdings LLC	6.625%	10/15/18	11,265	12,166
Celanese US Holdings LLC	5.875%	6/15/21	12,740	13,696
CF Industries Inc.	6.875%	5/1/18	21,795	25,282
CF Industries Inc.	7.125%	5/1/20	27,670	33,204
Chemtura Corp.	7.875%	9/1/18	11,380	11,977
Cloud Peak Energy Resources LLC / Cloud Peak Energy
Finance Corp.	8.250%	12/15/17	28,965	30,920
Cloud Peak Energy Resources LLC / Cloud Peak Energy
Finance Corp.	8.500%	12/15/19	17,600	19,184
Consol Energy Inc.	8.000%	4/1/17	34,455	37,211
Consol Energy Inc.	8.250%	4/1/20	49,305	53,619
1 FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	49,525	51,011
1 FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	9,720	9,818
1 FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	48,750	49,531
Georgia-Pacific LLC	8.000%	1/15/24	12,955	16,880
Lyondell Chemical Co.	8.000%	11/1/17	15,707	17,553
1 LyondellBasell Industries NV	6.000%	11/15/21	18,426	20,038
Methanex Corp.	8.750%	8/15/12	24,000	24,630
Neenah Paper Inc.	7.375%	11/15/14	20,108	20,284
Novelis Inc.	8.375%	12/15/17	37,875	41,568
Novelis Inc.	8.750%	12/15/20	38,965	43,543
Peabody Energy Corp.	7.375%	11/1/16	69,675	77,862
1 Peabody Energy Corp.	6.000%	11/15/18	40,380	41,793
1 Peabody Energy Corp.	6.250%	11/15/21	42,690	44,184
Peabody Energy Corp.	7.875%	11/1/26	47,685	51,261
Solutia Inc.	8.750%	11/1/17	13,520	15,328
1 Vedanta Resources plc	8.750%	1/15/14	9,725	9,775
1 Vedanta Resources plc	9.500%	7/18/18	52,840	47,113
Weyerhaeuser Co.	7.375%	10/1/19	37,950	43,124
Weyerhaeuser Co.	7.375%	3/15/32	26,800	29,060
Capital Goods (6.3%)
1 Ardagh Packaging Finance plc	7.375%	10/15/17	26,415	27,575
Ball Corp.	7.125%	9/1/16	3,380	3,710
Ball Corp.	6.625%	3/15/18	18,800	19,364
Ball Corp.	7.375%	9/1/19	4,890	5,440
BE Aerospace Inc.	6.875%	10/1/20	37,830	41,424
1 Bombardier Inc.	7.500%	3/15/18	32,985	36,778
1 Bombardier Inc.	7.750%	3/15/20	28,185	32,131
1 Building Materials Corp. of America	6.875%	8/15/18	14,580	15,345
1 Building Materials Corp. of America	6.750%	5/1/21	50,565	53,599
Case New Holland Inc.	7.750%	9/1/13	23,465	25,225
Case New Holland Inc.	7.875%	12/1/17	91,500	105,454
1 Cemex Finance LLC	9.500%	12/14/16	61,020	54,831
1 CNH Capital LLC	6.250%	11/1/16	43,785	46,522
Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	38,900	42,206
1 Fibria Overseas Finance Ltd.	7.500%	5/4/20	107,711	111,411
1 Fibria Overseas Finance Ltd.	6.750%	3/3/21	10,200	9,889
1 Huntington Ingalls Industries Inc.	6.875%	3/15/18	27,210	28,162
1 Huntington Ingalls Industries Inc.	7.125%	3/15/21	37,150	38,822

59

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Masco Corp.	6.125%	10/3/16	17,785	18,849
Masco Corp.	5.850%	3/15/17	6,819	6,863
Masco Corp.	6.625%	4/15/18	3,895	3,999
Masco Corp.	7.125%	3/15/20	26,791	27,327
Masco Corp.	7.750%	8/1/29	10,516	10,358
Owens Corning	9.000%	6/15/19	39,840	47,908
1 Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
/ Reynolds Group Issuer Luxembourg SA	8.750%	10/15/16	73,325	77,724
1 Reynolds Group Issuer Inc / Reynolds Group Issuer LLC
/ Reynolds Group Issuer Luxembourg SA	7.125%	4/15/19	43,750	45,937
1 Reynolds Group Issuer Inc. / Reynolds Group Issuer
LLC / Reynolds Group Issuer Lu	7.875%	8/15/19	9,590	10,357
United Rentals North America Inc.	10.875%	6/15/16	29,190	33,277
Communication (16.5%)
Belo Corp.	8.000%	11/15/16	9,750	10,749
Cablevision Systems Corp.	8.625%	9/15/17	51,205	56,838
Cablevision Systems Corp.	7.750%	4/15/18	8,085	8,631
CCO Holdings LLC / CCO Holdings Capital Corp.	7.250%	10/30/17	33,505	36,185
CCO Holdings LLC / CCO Holdings Capital Corp.	7.875%	4/30/18	38,955	42,169
CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	32,844
CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	43,862	48,687
CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	58,995	61,207
CCO Holdings LLC / CCO Holdings Capital Corp.	6.625%	1/31/22	48,700	50,526
1 Cequel Communications Holdings I LLC and Cequel
Capital Corp.	8.625%	11/15/17	69,090	73,408
Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	9,115	10,027
Clear Channel Worldwide Holdings Inc.	9.250%	12/15/17	48,120	53,173
Cricket Communications Inc.	7.750%	5/15/16	24,260	25,716
Cricket Communications Inc.	7.750%	10/15/20	97,250	92,874
CSC Holdings LLC	7.875%	2/15/18	27,180	30,170
CSC Holdings LLC	7.625%	7/15/18	79,045	87,345
CSC Holdings LLC	8.625%	2/15/19	10,520	12,308
1 CSC Holdings LLC	6.750%	11/15/21	26,895	28,979
DISH DBS Corp.	7.875%	9/1/19	11,685	13,438
DISH DBS Corp.	6.750%	6/1/21	133,715	146,084
1 eAccess Ltd.	8.250%	4/1/18	66,190	62,880
1 EH Holding Corp.	6.500%	6/15/19	60,141	62,847
1 EH Holding Corp.	7.625%	6/15/21	20,920	22,123
Frontier Communications Corp.	8.250%	5/1/14	56,450	59,696
Frontier Communications Corp.	7.875%	4/15/15	12,182	12,547
GCI Inc.	6.750%	6/1/21	24,144	24,204
1 Inmarsat Finance plc	7.375%	12/1/17	14,580	15,236
Intelsat Jackson Holdings SA	9.500%	6/15/16	6,705	7,040
1 Intelsat Jackson Holdings SA	7.250%	4/1/19	42,330	44,129
Intelsat Jackson Holdings SA	8.500%	11/1/19	14,265	15,442
Intelsat Jackson Holdings SA	7.250%	10/15/20	117,065	122,626
1 Intelsat Jackson Holdings SA	7.500%	4/1/21	43,900	46,095
Lamar Media Corp.	6.625%	8/15/15	18,680	19,147
Lamar Media Corp.	7.875%	4/15/18	11,890	12,990
1 Lamar Media Corp.	5.875%	2/1/22	17,195	17,259
Liberty Interactive LLC	8.500%	7/15/29	14,595	14,376
Liberty Interactive LLC	8.250%	2/1/30	47,175	46,467
Mediacom Broadband LLC / Mediacom Broadband
Corp.	8.500%	10/15/15	47,845	49,280
MetroPCS Wireless Inc.	7.875%	9/1/18	55,420	58,607
MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	75,516
Nielsen Finance LLC / Nielsen Finance Co.	7.750%	10/15/18	48,300	53,854
NII Capital Corp.	7.625%	4/1/21	72,940	74,581
Quebecor Media Inc.	7.750%	3/15/16	48,600	50,058
2 Quebecor Media Inc.	7.750%	3/15/16	49,585	51,197
Qwest Corp.	6.875%	9/15/33	24,815	24,753
SBA Telecommunications Inc.	8.000%	8/15/16	19,855	21,543
SBA Telecommunications Inc.	8.250%	8/15/19	23,260	25,353

60

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Sinclair Television Group Inc.	9.250%	11/1/17	31,400	34,776
1	Sprint Nextel Corp.	9.000%	11/15/18	102,545	110,492
1	UPCB Finance III Ltd.	6.625%	7/1/20	51,221	52,650
1	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	43,057
1	UPCB Finance VI Ltd.	6.875%	1/15/22	55,036	55,036
	Videotron Ltee	9.125%	4/15/18	25,380	28,172
	Virgin Media Secured Finance plc	6.500%	1/15/18	24,300	26,164
1	Wind Acquisition Finance SA	11.750%	7/15/17	75,775	75,017
	Windstream Corp.	7.875%	11/1/17	42,820	47,477
	Windstream Corp.	8.125%	9/1/18	22,355	24,367
	Windstream Corp.	7.000%	3/15/19	9,720	10,060
	Windstream Corp.	7.750%	10/15/20	38,950	42,066
	Consumer Cyclical (13.0%)
	AMC Entertainment Inc.	8.000%	3/1/14	23,190	23,132
	AMC Entertainment Inc.	8.750%	6/1/19	62,190	65,610
	AutoNation Inc.	5.500%	2/1/20	15,796	15,914
3,4	Burger King Corp. Bank Loan	4.500%	10/19/16	28,159	28,023
	Cinemark USA Inc.	8.625%	6/15/19	9,930	10,898
	CityCenter Holdings LLC / CityCenter Finance Corp.	7.625%	1/15/16	47,509	50,003
1	Delphi Corp.	5.875%	5/15/19	34,727	36,203
1	Delphi Corp.	6.125%	5/15/21	25,270	26,660
	Ford Motor Co.	6.625%	10/1/28	28,761	30,487
	Ford Motor Co.	7.450%	7/16/31	27,255	33,524
	Ford Motor Credit Co. LLC	7.000%	10/1/13	38,170	40,746
	Ford Motor Credit Co. LLC	8.000%	12/15/16	47,520	56,074
	Ford Motor Credit Co. LLC	6.625%	8/15/17	34,755	38,926
	Ford Motor Credit Co. LLC	5.000%	5/15/18	96,955	100,591
	Ford Motor Credit Co. LLC	8.125%	1/15/20	55,475	67,679
1	General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	45,109
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	6,392	7,015
	Goodyear Tire & Rubber Co.	8.250%	8/15/20	44,470	48,361
	Hanesbrands Inc.	8.000%	12/15/16	22,835	25,147
	Hanesbrands Inc.	6.375%	12/15/20	32,850	34,205
	Host Hotels & Resorts LP	6.375%	3/15/15	24,315	24,680
	Host Hotels & Resorts LP	6.750%	6/1/16	7,790	8,043
	Host Hotels & Resorts LP	5.875%	6/15/19	31,470	33,516
	Host Hotels & Resorts LP	6.000%	11/1/20	52,725	56,416
	Limited Brands, Inc.	8.500%	6/15/19	4,860	5,753
	Limited Brands, Inc.	7.000%	5/1/20	22,210	24,653
	Ltd Brands Inc.	6.625%	4/1/21	42,435	46,785
	Macy's Retail Holdings Inc.	7.000%	2/15/28	15,385	18,635
	Macy's Retail Holdings Inc.	6.700%	9/15/28	9,140	10,207
	Macy's Retail Holdings Inc.	6.900%	4/1/29	10,988	13,216
	Macy's Retail Holdings Inc.	6.700%	7/15/34	6,855	8,187
	MGM Resorts International	6.750%	9/1/12	16,575	16,824
	MGM Resorts International	10.375%	5/15/14	35,945	41,067
	MGM Resorts International	11.125%	11/15/17	18,780	21,409
	MGM Resorts International	9.000%	3/15/20	32,095	36,107
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	6,446	7,042
	Navistar International Corp.	8.250%	11/1/21	50,401	54,181
	Neiman Marcus Group Inc.	10.375%	10/15/15	29,995	31,232
	Neiman Marcus Group Inc.	7.125%	6/1/28	29,205	26,832
	PVH Corp.	7.375%	5/15/20	22,985	25,398
1	QVC Inc.	7.500%	10/1/19	66,400	72,708
1	Realogy Corp.	7.625%	1/15/20	53,680	53,680
	Regal Cinemas Corp.	8.625%	7/15/19	42,405	46,699
	Rite Aid Corp.	9.750%	6/12/16	23,335	25,669
	Rite Aid Corp.	8.000%	8/15/20	29,250	32,285
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	24,250	29,161
1	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	27,555	29,484
	Service Corp. International	7.375%	10/1/14	11,630	12,793
	Service Corp. International	6.750%	4/1/16	22,998	25,298
	Service Corp. International	7.000%	6/15/17	38,900	43,179

61

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Service Corp. International	7.625%	10/1/18	35,040	40,296
	Tenneco Inc.	7.750%	8/15/18	8,215	8,872
	Tenneco Inc.	6.875%	12/15/20	29,075	30,674
1	TRW Automotive Inc.	7.000%	3/15/14	82,555	88,334
1	TRW Automotive Inc.	7.250%	3/15/17	48,556	53,047
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	11/1/17	34,000	37,570
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	14,590	16,487
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	82,672
	Consumer Noncyclical (12.1%)
	ARAMARK Corp.	8.500%	2/1/15	98,490	100,706
1	ARAMARK Holdings Corp.	8.625%	5/1/16	23,505	24,210
1	BFF International Ltd.	7.250%	1/28/20	58,475	64,769
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	12,800	14,176
	Biomet Inc.	10.000%	10/15/17	63,880	69,150
	Biomet Inc.	11.625%	10/15/17	16,995	18,461
	CHS/Community Health Systems Inc.	8.875%	7/15/15	69,978	72,427
	Constellation Brands Inc.	7.250%	9/1/16	65,188	72,848
	Constellation Brands Inc.	7.250%	5/15/17	26,605	29,731
	DaVita Inc.	6.375%	11/1/18	35,482	37,256
	DaVita Inc.	6.625%	11/1/20	36,385	38,568
3,4	Del Monte Foods Co. Bank Loan	4.500%	0/0/0	50,805	49,522
	Elan Finance PLC / Elan Finance Corp.	8.750%	10/15/16	34,720	38,105
1	Fresenius Medical Care US Finance II Inc.	5.625%	7/31/19	18,415	18,829
1	Fresenius Medical Care US Finance II Inc.	5.875%	1/31/22	15,090	15,467
1	Fresenius Medical Care US Finance Inc.	6.500%	9/15/18	5,830	6,238
1	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	38,975	39,657
1	Fresenius US Finance II Inc.	9.000%	7/15/15	28,475	32,177
	HCA Inc.	5.750%	3/15/14	9,135	9,478
	HCA Inc.	6.375%	1/15/15	96,955	101,560
	HCA Inc.	6.500%	2/15/16	69,575	72,706
	HCA Inc.	9.875%	2/15/17	24,631	27,032
	HCA Inc.	8.500%	4/15/19	23,905	26,535
	HCA Inc.	6.500%	2/15/20	131,895	139,974
	HCA Inc.	7.690%	6/15/25	4,510	4,239
1	Health Management Associates Inc.	7.375%	1/15/20	27,262	28,080
	HealthSouth Corp.	8.125%	2/15/20	7,110	7,537
	HealthSouth Corp.	7.750%	9/15/22	16,275	16,926
1	Hypermarcas SA	6.500%	4/20/21	69,815	66,201
1	IMS Health Inc.	12.500%	3/1/18	76,475	88,711
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	18,333
1	Mylan Inc.	6.000%	11/15/18	77,565	80,280
	Smithfield Foods Inc.	10.000%	7/15/14	28,070	33,123
1	STHI Holding Corp.	8.000%	3/15/18	18,890	19,834
	Tenet Healthcare Corp.	9.250%	2/1/15	8,760	9,461
	Tenet Healthcare Corp.	10.000%	5/1/18	19,525	22,478
1	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	42,421
	Tenet Healthcare Corp.	8.875%	7/1/19	29,325	33,211
	Tyson Foods Inc.	6.850%	4/1/16	37,025	40,172
1	Valeant Pharmaceuticals International	6.500%	7/15/16	34,265	34,779
1	Valeant Pharmaceuticals International	6.750%	10/1/17	13,600	13,838
1	Valeant Pharmaceuticals International	6.875%	12/1/18	24,875	25,372
1	Valeant Pharmaceuticals International	7.000%	10/1/20	32,065	32,386
1	Valeant Pharmaceuticals International	6.750%	8/15/21	36,030	35,850
	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.750%	9/15/18	93,262	98,391
	Energy (6.0%)
	Chesapeake Energy Corp.	9.500%	2/15/15	15,900	17,888
	Chesapeake Energy Corp.	6.625%	8/15/20	29,170	29,753
	Chesapeake Energy Corp.	6.125%	2/15/21	68,230	67,207
	Concho Resources Inc.	7.000%	1/15/21	15,256	16,705
	Concho Resources Inc.	6.500%	1/15/22	29,062	31,242
	Denbury Resources Inc.	8.250%	2/15/20	19,004	21,617
	Denbury Resources Inc.	6.375%	8/15/21	12,445	13,410
	Encore Acquisition Co.	9.500%	5/1/16	37,295	41,770

62

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Expro Finance Luxembourg SCA	8.500%	12/15/16	32,869	29,865
1	Harvest Operations Corp.	6.875%	10/1/17	50,600	53,383
	Hornbeck Offshore Services Inc.	6.125%	12/1/14	36,695	36,878
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	16,565	17,393
	Newfield Exploration Co.	6.625%	4/15/16	23,985	24,585
	Newfield Exploration Co.	7.125%	5/15/18	56,260	59,354
	Newfield Exploration Co.	6.875%	2/1/20	16,575	17,735
	Newfield Exploration Co.	5.750%	1/30/22	26,890	28,604
	Offshore Group Investments Ltd.	11.500%	8/1/15	71,102	78,775
	Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	39,124
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	77,623
	Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	43,974
	Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	15,040
	Plains Exploration & Production Co.	6.625%	5/1/21	9,140	9,826
	Plains Exploration & Production Co.	6.750%	2/1/22	6,396	6,956
	Range Resources Corp.	7.500%	10/1/17	14,585	15,278
	Range Resources Corp.	6.750%	8/1/20	13,580	14,870
	Range Resources Corp.	5.750%	6/1/21	44,365	47,581
	Transocean Inc.	5.050%	12/15/16	15,281	16,345
	Transocean Inc.	6.375%	12/15/21	50,150	56,659
	Other Industrial (0.4%)
	Virgin Media Finance plc	9.500%	8/15/16	43,375	48,905
	Virgin Media Finance plc	8.375%	10/15/19	14,560	16,271
	Technology (6.9%)
	Brocade Communications Systems Inc.	6.625%	1/15/18	9,355	9,823
	Brocade Communications Systems Inc.	6.875%	1/15/20	13,038	14,244
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	43,410	46,774
3,4	CDW LLC Bank Loan	4.000%	7/15/17	64,333	62,510
	Equinix Inc.	8.125%	3/1/18	35,120	38,983
	Equinix Inc.	7.000%	7/15/21	25,205	27,474
	Fidelity National Information Services Inc.	7.625%	7/15/17	17,280	18,922
1	Fidelity National Information Services Inc.	7.625%	7/15/17	4,345	4,758
	Fidelity National Information Services Inc.	7.875%	7/15/20	18,685	20,927
1	First Data Corp.	7.375%	6/15/19	16,960	16,748
1	First Data Corp.	8.250%	1/15/21	65,975	60,862
3,4	First Data Corp. Bank Loan	4.277%	9/24/14	48,433	42,439
	Freescale Semiconductor Inc.	8.875%	12/15/14	16,915	17,253
1	Freescale Semiconductor Inc.	10.125%	3/15/18	50,621	56,316
1	Freescale Semiconductor Inc.	9.250%	4/15/18	29,155	31,998
3,4	Freescale Semiconductor, Inc. Bank Loan	4.545%	12/1/16	57,927	56,644
	Iron Mountain Inc.	7.750%	10/1/19	34,055	37,290
	Iron Mountain Inc.	8.000%	6/15/20	27,190	28,889
	Iron Mountain Inc.	8.375%	8/15/21	43,695	47,791
	Jabil Circuit Inc.	7.750%	7/15/16	10,690	12,160
	Jabil Circuit Inc.	8.250%	3/15/18	8,745	10,188
	Jabil Circuit Inc.	5.625%	12/15/20	8,580	8,795
	Seagate HDD Cayman	6.875%	5/1/20	64,225	69,363
1	Seagate HDD Cayman	7.000%	11/1/21	22,265	23,712
	Seagate Technology HDD Holdings	6.800%	10/1/16	33,035	36,173
1	Seagate Technology International	10.000%	5/1/14	32,397	37,257
1	Sensata Technologies BV	6.500%	5/15/19	53,598	54,670
1	Sorenson Communications Inc.	10.500%	2/1/15	46,240	35,142
	SunGard Data Systems Inc.	10.250%	8/15/15	39,958	41,457
	SunGard Data Systems Inc.	7.375%	11/15/18	53,200	56,126
	SunGard Data Systems Inc.	7.625%	11/15/20	49,111	51,812
	Transportation (1.3%)
2	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	20,144	20,194
	Hertz Corp.	8.875%	1/1/14	7,124	7,124
	Hertz Corp.	6.750%	4/15/19	110,160	114,016
	Hertz Corp.	7.375%	1/15/21	60,490	63,666
					10,758,730

63

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Utilities (8.2%)
	Electric (4.5%)
	AES Corp.	7.750%	10/15/15	44,790	49,157
	AES Corp.	8.000%	10/15/17	45,766	51,258
	AES Corp.	8.000%	6/1/20	19,980	22,578
1	Calpine Corp.	7.250%	10/15/17	121,118	126,871
1	Calpine Corp.	7.500%	2/15/21	51,135	54,715
1	Calpine Corp.	7.875%	1/15/23	15,000	15,975
1	Dolphin Subsidiary II Inc.	6.500%	10/15/16	14,550	15,459
1	Dolphin Subsidiary II Inc.	7.250%	10/15/21	37,505	41,724
2	Homer City Funding LLC	8.734%	10/1/26	47,523	43,365
1	Intergen NV	9.000%	6/30/17	75,485	79,825
1	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	12,974
2	Ipalco Enterprises Inc.	5.000%	5/1/18	14,510	14,311
	Midwest Generation LLC	8.560%	1/2/16	6,818	6,750
	NRG Energy Inc.	7.375%	1/15/17	63,682	65,752
1	Texas Competitive Electric Holdings Co. LLC / TCEH
	Finance Inc.	11.500%	10/1/20	58,620	44,551
3,4	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	4.795%	10/10/17	45,329	27,948
3,4	Texas Competitive Electric Holdings Co., LLC Bank
	Loan	4.795%	10/10/17	48,214	29,727
	Natural Gas (3.7%)
	AmeriGas Finance LLC/AmeriGas Finance Corp.	6.750%	5/20/20	25,965	26,095
	AmeriGas Finance LLC/AmeriGas Finance Corp.	7.000%	5/20/22	48,660	48,721
	El Paso Corp.	7.000%	6/15/17	21,395	23,641
	El Paso Corp.	7.250%	6/1/18	66,150	73,426
	El Paso Corp.	6.500%	9/15/20	41,765	45,524
	El Paso Corp.	7.750%	1/15/32	26,290	30,759
	Energy Transfer Equity LP	7.500%	10/15/20	78,360	86,588
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	57,441	49,974
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	45,785	46,930
	Kinder Morgan Finance Co. ULC	5.700%	1/5/16	15,000	15,487
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.500%	8/15/21	10,715	11,358
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.250%	6/15/22	55,901	59,255
1	NGPL PipeCo LLC	6.514%	12/15/12	3,900	3,724
1	NGPL PipeCo LLC	7.119%	12/15/17	51,315	45,737

					1,270,159
Total Corporate Bonds (Cost $13,508,769)					14,333,819

					Market
					Value
		Coupon		Shares	($000)
Preferred Stocks (1.2%)
	Citigroup Capital XIII Pfd.			5,301,250	142,922
	GMAC Capital Trust I Pfd.			1,987,800	44,050
Total Preferred Stocks (Cost $184,245)					186,972

64

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2012

				Market
				Value
			Shares	($000)
Other (0.0%)
* MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	—
Temporary Cash Investments (4.3%)

			Face
		Maturity	Amount
	Coupon	Date	($000)
Repurchase Agreements (4.3%)
Bank of America Securities LLC(Dated 1/31/12,
Repurchase Value $273,501,000, collateralized by
Federal Home Loan Mortgage Corp. 3.500, 10/1/25,
Federal National Mortgage Assn. 4.500%-5.000%,
4/1/41-11/1/41)	0.220%	2/1/12	273,500	273,500
Deutsche Bank Securities Inc.(Dated 1/31/12,
Repurchase Value $263,401,000, collateralized by
Federal National Mortgage Assn. 3.500%-7.000%,
6/1/23-10/1/41)	0.240%	2/1/12	263,400	263,400
RBC Capital Markets LLC(Dated 1/31/12, Repurchase
Value $127,501,000, collateralized by Federal Home
Loan Mortgage Corp. 0.000%-5.3635, 4/1/38-11/1/41,
Federal National Mortgage Assn. 3.407%-4.500%,
12/1/39-9/1/41)	0.210%	2/1/12	127,500	127,500
Total Temporary Cash Investments (Cost $664,400)				664,400
Total Investments (99.7%) (Cost $14,685,575)				15,499,315
Other Assets and Liabilities—Net (0.3%)				51,599
Net Assets (100%)				15,550,914

* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012, the aggregate value of these securities was $4,547,526,000, representing 29.2% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2012, the aggregate value of these securities was $296,813,000, representing 1.9% of net assets.

65

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund: We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the "Funds") as of January 31, 2012 and for the year then ended and have issued our unqualified report thereon dated March 12, 2012. Our audits included audits of the Funds' schedules of investments as of January 31, 2012. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA

March 12, 2012

66

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 390 032012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2012: $316,000
Fiscal Year Ended January 31, 2011: $309,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2012: $3,978,540
Fiscal Year Ended January 31, 2011: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2012: $1,341,750
Fiscal Year Ended January 31, 2011: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2012: $373,830
Fiscal Year Ended January 31, 2011: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2012: $16,000
Fiscal Year Ended January 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2012: $389,830
Fiscal Year Ended January 31, 2011: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 21, 2012

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 21, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444,
Incorporated by Reference.